UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21779

JOHN HANCOCK FUNDS II
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(Exact name of registrant as specified in charter)

601 CONGRESS STREET, BOSTON, MA 02210-2805
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(Address of principal executive offices) (Zip code)

SALVATORE SCHIAVONE, 601 CONGRESS STREET, BOSTON, MA 02210-2805
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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-4497

Date of fiscal year end: 8/31

Date of reporting period: 2/28/18

ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared three semiannual reports to shareholders for the period ended February 28, 2018. The first report applies to the 11 Multi-Index Lifetime Portfolios, the second report applies to the 10 Multi-Index Preservation Portfolios, and the third report applies to 11 Multimanager Lifetime Portfolios of the Registrant.

John Hancock

Multi-Index Lifetime Portfolio

Semiannual report 2/28/18

A message to shareholders

Dear shareholder,

Markets around the world experienced a meaningful rise in volatility in the last few weeks of the reporting period. Stocks declined as investors reacted to the increasing prospect of higher interest rates and rising inflation, even if that inflation was rising from historically low levels. While many in the asset management community see the sell-off as an overdue correction, it's likely the era of extremely low volatility is behind us for the time being.

Ultimately, the asset prices of stocks and corporate bonds are underpinned by fundamentals, and those continue to appear supportive. There was no shortage of good economic news to report as 2017 came to a close. In the United States, unemployment remained close to historic lows, consumer confidence rose, and the housing market continued to notch steady gains. In step with these signals of domestic economic strength, synchronized global growth continued to gain momentum, which has contributed to favorable corporate earnings across the world's developed and emerging markets. For fixed-income markets, recent volatility is likely representative of the balancing act investors will face in the year ahead: Continued solid economic growth will lead to a continued normalizing of monetary policy, meaning higher borrowing costs and greater headwinds for interest-rate-sensitive securities.

While markets delivered positive results for the overall period, it's important for investors to be cognizant of the downside risks. Your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence that accompanies investing in any market cycle.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee investment returns and does not eliminate risk of loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Multi-Index Lifetime Portfolio

2	Multi-Index Lifetime Portfolios' strategy at a glance
3	Discussion of portfolio performance
9	Multi-Index 2060 Lifetime Portfolio
10	Multi-Index 2055 Lifetime Portfolio
11	Multi-Index 2050 Lifetime Portfolio
12	Multi-Index 2045 Lifetime Portfolio
13	Multi-Index 2040 Lifetime Portfolio
14	Multi-Index 2035 Lifetime Portfolio
15	Multi-Index 2030 Lifetime Portfolio
16	Multi-Index 2025 Lifetime Portfolio
17	Multi-Index 2020 Lifetime Portfolio
18	Multi-Index 2015 Lifetime Portfolio
19	Multi-Index 2010 Lifetime Portfolio
20	Your expenses
23	Lifetime Portfolios' investments
29	Financial statements
39	Financial highlights
50	Notes to financial statements
62	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       1

Multi-Index Lifetime Portfolios' strategy at a glance

A SIMPLE, STRATEGIC PATH TO HELP YOU REACH YOUR RETIREMENT GOALS

Multi-Index Lifetime Portfolios make diversification easy because the asset mix of each portfolio automatically changes over time.

•	Portfolios with dates further off initially invest more aggressively in stock funds.
•	As a portfolio approaches its target date,[1] the allocation will gradually migrate to more conservative fixed-income funds.
•	Once the target date is reached, the allocation will continue to become increasingly conservative, investing primarily in fixed-income funds.

JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIO—AUTOMATICALLY ADJUST OVER TIME2

The chart below illustrates how the asset allocation mix of John Hancock Multi-Index Lifetime Portfolio adjusts over time.

The principal value of each portfolio is not guaranteed and you could lose money at any time, including at or after the target date.

1 Based on an estimated retirement date.

2 Allocations may vary as a result of market activity or cash allocations held during unusual market or economic conditions.

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       2

Discussion of portfolio performance

An interview with Portfolio Manager Robert M. Boyda, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Robert M. Boyda
Portfolio Manager
John Hancock Asset Management

"All of the portfolios delivered positive absolute returns, but lagged their respective benchmarks."

How did the global financial markets perform during the six months ended February 28, 2018?

The period brought mixed returns for the markets, with a positive showing for stocks but broad-based weakness for bonds. The divergence in asset class performance stemmed from the improving outlook for global growth. Economic data came in above expectations in all regions, indicating the emergence of a synchronized worldwide expansion. The U.S. economy led the way, with strong gains in GDP growth and a sharp decline in the unemployment rate. The developed and emerging international economies also showed signs of meaningful acceleration following many years of sluggish growth relative to the United States. Together, these trends led to rising corporate profits and steadily increasing earnings estimates for 2018.

This set of circumstances proved very supportive for equities through the end of January, with steady gains for both the U.S. and international markets. However, the improvement in growth also led to increased expectations that the U.S. Federal Reserve and other major central banks would be compelled to raise interest rates more aggressively. The jump in yields contributed to a significant downturn in higher-risk assets in February, sparking a widespread decline in global equities. Still, the major stock indexes finished with solid, positive returns on the strength of their earlier advance.

On the other end of the spectrum, the acceleration of growth weighed heavily on bond prices. The Bloomberg Barclays U.S. Aggregate Bond Index, which largely consists of categories with above-average interest-rate sensitivity, declined 2.18%. Credit-sensitive segments of the bond market—such as high-yield issues and bank loans—fared better due to the improvement in corporate earnings, but they nonetheless finished with returns that were fairly muted in relation to stocks.

How did the portfolios perform for the period?

All of the portfolios delivered positive absolute returns, but they lagged their respective benchmarks. Consistent with stocks' outperformance relative to fixed income, the longer-dated portfolios—which have a higher allocation to equities—generated the largest absolute returns.

The portfolios use a strategic asset allocation glide path geared toward maximizing wealth accumulation across multiple market scenarios. In determining the portfolios' allocations, we emphasize value, fundamentals, and diversification as the cornerstones of our strategy. As part of this process, we periodically make adjustments to the portfolios in an effort to capitalize on shorter-term market fluctuations or to mitigate risks. In our view, this multifaceted strategy helps us achieve the portfolios' long-term objectives while also taking advantage of opportunities as they emerge.

How were the portfolios positioned as of the end of the period?

Consistent with our approach, we retained diversified exposure across the full spectrum of the world financial markets while also making some modest shifts on the margin. In equities, we continued the process of modestly rotating the portfolios' allocations from

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       3

U.S. to international equities. This shift reflected our view that the foreign markets have more attractive valuations and a longer runway of earnings growth potential.

Within the dedicated sector portfolios, we reduced the weighting in technology stocks in response to the category's significant outperformance. We made slight increases to the portfolios' weightings in the financials and healthcare sectors, where we saw the combination of favorable growth potential and compelling relative valuations.

Defensive equities continue to be an important component of the portfolios. The merits of defensive approaches can be obscured when the market rallies to the extent that it did in 2017, but we think the category can provide an element of downside protection when stock prices are falling. This feature became more evident in the February sell-off, and we believe it can continue to do so if volatility returns to more typical levels.

In fixed income, we continued to emphasize the credit-sensitive areas of the bond market. While having more limited upside than they did one to two years ago, we think they may have the potential for continued outperformance due to their higher yields and ability to benefit from stronger growth. Emerging-market debt may offer an especially favorable risk/reward profile due to the improving economic conditions in the developing countries. We also sought to take advantage of volatility in the rate-sensitive core bond area by adding to this asset class following the rise in yields. We think this category may offer a more attractive opportunity than it has in some time due to both its recent underperformance and its defensive qualities.

Can you tell us about a recent manager change?

Effective February 20, 2018, Marcelle Daher, CFA, left the team and was replaced by Robert E. Sykes, CFA.

MULTI-INDEX LIFETIME 2060 PORTFOLIO

The portfolio's Class 1 shares returned 7.49%, the custom blended benchmark rose 9.06%,1,2 and the Morningstar target-date 2060+ fund category average was 7.83%.3 The portfolio's position in defensive equities, particularly its allocation to iShares Edge MSCI Min Vol USA ETF, was the primary factor in its shortfall. Nevertheless, we believe this category can augment longer-term diversification through its ability to provide positive risk-adjusted returns and an element of downside protection.

The portfolio's overweight in international stocks was an additional detractor, but we believe it's appropriate from a longer-term standpoint. An overweight in bonds also cost the portfolio some relative performance.

Positioning in the dedicated sector portfolio had a mixed impact on results. While overweight positions in the outperforming information technology and financials sectors added value, much of the benefit was offset by an overweight in healthcare.

MULTI-INDEX LIFETIME 2055 PORTFOLIO

The portfolio's Class 1 shares returned 7.49%, the custom blended benchmark rose 9.06%,1,2 and the Morningstar target-date 2055 category average was 7.74%.3 The portfolio's position in defensive equities, particularly its allocation to iShares Edge MSCI Min Vol USA ETF, was the primary factor in its shortfall. Nevertheless, we believe this category can augment longer-term diversification through its ability to provide positive risk-adjusted returns and an element of downside protection.

The portfolio's overweight in international stocks was an additional detractor, but we believe it's appropriate from a longer-term standpoint. An overweight in bonds also cost the portfolio some relative performance.

Positioning in the dedicated sector portfolio had a mixed impact on results. While overweight positions in the outperforming information technology and financials sectors added value, the benefit was offset by an overweight in healthcare.

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       4

MULTI-INDEX LIFETIME 2050 PORTFOLIO

The portfolio's Class 1 shares returned 7.47%, the custom blended benchmark rose 9.06%,1,2 and the Morningstar target-date 2050 category average was 7.48%.3 The portfolio's position in defensive equities, particularly its allocation to iShares Edge MSCI Min Vol USA ETF, was the primary factor in its shortfall. Nevertheless, we believe this category can augment longer-term diversification through its ability to provide positive risk-adjusted returns and an element of downside protection.

The portfolio's overweight in international stocks was an additional detractor, but we believe it's appropriate from a longer-term standpoint. An overweight in bonds also cost the portfolio some relative performance.

Positioning in the dedicated sector portfolio had a mixed impact on results. While overweight positions in the outperforming information technology and financials sectors added value, the benefit was offset by an overweight in healthcare.

MULTI-INDEX LIFETIME 2045 PORTFOLIO

The portfolio's Class 1 shares returned 7.45%, the custom blended benchmark rose 9.06%,1,2 and the Morningstar target-date 2045 category average was 7.44%.3 The portfolio's position in defensive equities, particularly its allocation to iShares Edge MSCI Min Vol USA ETF, was the primary factor in its shortfall. Nevertheless, we believe this category can augment longer-term diversification through its ability to provide positive risk-adjusted returns and an element of downside protection.

The portfolio's overweight in international stocks relative to the United States was an additional detractor, but we believe it's appropriate from a longer-term standpoint. An overweight in bonds also cost the portfolio some relative performance.

Positioning in the dedicated sector portfolio had a mixed impact on results. While overweight positions in the outperforming information technology and financials sectors added value, the benefit was offset by an overweight in healthcare.

MULTI-INDEX 2060-2010 LIFETIME PORTFOLIOS' CLASS 1 SHARE RETURNS (%)

For the six months ended 2/28/18

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MULTI-INDEX LIFETIME 2040 PORTFOLIO

The portfolio's Class 1 shares returned 7.40%, the custom blended benchmark rose 9.02%,1,2 and the Morningstar target-date 2040 category average was 6.90%.3 The portfolio's position in defensive equities, particularly its allocation to iShares Edge MSCI Min Vol USA ETF, was the primary factor in its shortfall. Nevertheless, we believe this category can augment longer-term diversification through its ability to provide positive risk-adjusted returns and an element of downside protection.

The portfolio's overweight in international stocks was an additional detractor, but we believe it's appropriate from a longer-term standpoint. An overweight in bonds also cost the portfolio some relative performance.

Positioning in the dedicated sector portfolio had a mixed impact on results. While overweight positions in the outperforming information technology and financials sectors added value, the benefit was offset by an overweight in healthcare.

MULTI-INDEX LIFETIME 2035 PORTFOLIO

The portfolio's Class 1 shares returned 6.67%, the custom blended benchmark rose 8.33%,1,2 and the Morningstar target-date 2035 category average was 6.37%.3 The portfolio's position in defensive equities, particularly its allocation to iShares Edge MSCI Min Vol USA ETF, was the primary factor in its shortfall. Nevertheless, we believe this category can augment longer-term diversification through its ability to provide positive risk-adjusted returns and an element of downside protection. The portfolio's overweight in international stocks was an additional detractor, but we believe it's appropriate from a longer-term standpoint.

Positioning in the dedicated sector portfolio had a mixed impact on results. While overweight positions in the outperforming information technology and financials sectors added value, the benefit was offset by an overweight in healthcare. An overweight in bonds cost the portfolio some relative performance, but some of the shortfall was made up through an underweight in the rate-sensitive core bond segment. The portfolio further benefited from being overweight in bank loans, although this was largely offset by an underweight in high yield.

MULTI-INDEX LIFETIME 2030 PORTFOLIO

The portfolio's Class 1 shares returned 5.76%, the custom blended benchmark rose 7.38%,1,2 and the Morningstar target-date 2030 category average was 5.35%.3 The portfolio's position in defensive equities, particularly its allocation to iShares Edge MSCI Min Vol USA ETF, was the primary factor in its shortfall. Nevertheless, we believe this category can augment longer-term diversification through its ability to provide positive risk-adjusted returns and an element of downside protection. The portfolio's overweight in international stocks was an additional detractor, but we believe it's appropriate from a longer-term standpoint.

Positioning in the dedicated sector portfolio had a mixed impact on results. While overweight positions in the outperforming information technology and financials sectors added value, the benefit was offset by an overweight in healthcare. An overweight in

Market index total returns

For the six months ended 2/28/18

U.S. Stocks	S&P 500 Index	10.84%
	Russell Midcap Index	8.44%
	Russell 2000 Index	8.30%
	FTSE NAREIT All Equity REIT Index	-8.50%
International Stocks	MSCI EAFE Index	7.23%
	MSCI Emerging Markets Index	10.70%
	MSCI EAFE Small Cap Index	10.68%
Fixed Income	Bloomberg Barclays U.S. Aggregate Bond Index	-2.18%
	ICE Bank of America Merrill Lynch U.S. High Yield Index	1.01%
	JPMorgan Global Government Bonds Unhedged Index	0.45%

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       6

bonds cost the portfolio some relative performance, but some of the shortfall was made up through an underweight in the rate-sensitive core bond segment. The portfolio further benefited from being overweight in bank loans, although this was largely offset by an underweight in high yield.

MULTI-INDEX LIFETIME 2025 PORTFOLIO

The portfolio's Class 1 shares returned 4.65%, the custom blended benchmark rose 6.10%,1,2 and the Morningstar target-date 2025 category average was 4.41%.3 The portfolio's position in defensive equities, particularly its allocation to iShares Edge MSCI Min Vol USA ETF, was the primary factor in its shortfall. Nevertheless, we believe this category can augment longer-term diversification through its ability to provide positive risk-adjusted returns and an element of downside protection. The portfolio's overweight in international stocks was an additional detractor, but we believe it's appropriate from a longer-term standpoint.

Positioning in the dedicated sector portfolio had a mixed impact on results. While overweight positions in the outperforming information technology and financials sectors added value, the benefit was offset by an overweight in healthcare. An overweight in bonds cost the portfolio some relative performance, but some of the shortfall was made up through an underweight in the rate-sensitive core bond segment. The portfolio further benefited from being overweight in bank loans, although this was largely offset by an underweight in high yield.

MULTI-INDEX LIFETIME 2020 PORTFOLIO

The portfolio's Class 1 shares returned 3.41%, the custom blended benchmark rose 4.79%,1,2 and the Morningstar target-date 2020 category average was 3.40%.3 The portfolio's position in defensive equities, particularly its allocation to iShares Edge MSCI Min Vol USA ETF, was the primary factor in its shortfall. Nevertheless, we believe this category can augment longer-term diversification through its ability to provide positive risk-adjusted returns and an element of downside protection.

Positioning in the dedicated sector portfolio had a mixed impact on results. While overweight positions in the outperforming information technology and financials sectors added value, the benefit was offset by an overweight in healthcare. An overweight in bonds cost the portfolio some relative performance, but some of the shortfall was made up through an underweight in the rate-sensitive core bond segment. The portfolio further benefited from being overweight in bank loans, although this was largely offset by an underweight in high yield.

MULTI-INDEX LIFETIME 2015 PORTFOLIO

The portfolio's Class 1 shares returned 2.47%, the custom blended benchmark rose 3.64%,1,2 and the Morningstar target-date 2015 category average was 2.92%.3 The portfolio's position in defensive equities, particularly its allocation to iShares Edge MSCI Min Vol USA ETF, was the primary factor in its shortfall. Nevertheless, we believe this category can augment longer-term diversification through its ability to provide positive risk-adjusted returns and an element of downside protection.

Positioning in the dedicated sector portfolio had a mixed impact on results. While overweight positions in the outperforming information technology and financials sectors added value, the benefit was offset by an overweight in healthcare. An overweight in bonds cost the portfolio some relative performance, but some of the shortfall was made up through an underweight in the rate-sensitive core bond segment.

MULTI-INDEX LIFETIME 2010 PORTFOLIO

The portfolio's Class 1 shares returned 1.76%, the custom blended benchmark rose 2.95%,1,2 and the Morningstar target-date 2000-2010 category average was 2.34%.3 An overweight in bonds cost the portfolio some relative performance, but some of the shortfall was made up through an underweight in the rate-sensitive core bond segment. The portfolio further benefited from being overweight in bank loans, although this was largely offset by an underweight in high yield.

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       7

The portfolio's position in defensive equities, particularly its allocation to iShares Edge MSCI Min Vol USA ETF, was the primary factor in its shortfall. Nevertheless, we believe this category can augment longer-term diversification through its ability to provide positive risk-adjusted returns and an element of downside protection.

MANAGED BY

Robert M. Boyda On the portfolio since 2010 Investing since 1979
Nathan W. Thooft, CFA On the portfolio since 2013 Investing since 2000
Robert E. Sykes, CFA On the portfolio since 2018 Investing since 2001

1 The custom benchmarks reflect each portfolio's asset allocation under normal conditions. These blended benchmarks adjust over time to match each portfolio's glide path.
2 It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
3 Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
Past performance does not guarantee future results.
The portfolio's performance depends on the advisor's ability to determine the strategic asset class allocations, the mix of underlying funds, and the performance of those underlying funds. The underlying funds' performance may be lower than the performance of the asset class that they were selected to represent. Owning an exchange-traded fund (ETF) generally reflects the risks of owning the underlying securities it is designed to track, although a lack of liquidity in an ETF could result in it being more volatile. ETFs have their own fees and expenses which are indirectly borne by the portfolio, including management fees that increase their costs. The portfolio is subject to the same risks as the underlying funds in which it invests, which include the following: Stocks and bonds can decline due to adverse issuer, market, regulatory, or economic developments; foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability; the securities of small-capitalization companies are subject to higher volatility than larger, more established companies; and high-yield bonds are subject to additional risks, such as increased risk of default. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Derivatives, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Each portfolio's name refers to the approximate retirement year of the investors for whom the portfolio's asset allocation strategy is designed. The portfolios with dates farther off initially allocate more aggressively to stock funds. As a portfolio approaches and passes its target date, the allocation will gradually migrate to more conservative, fixed-income funds. The principal value of each portfolio is not guaranteed and you could lose money at any time, including at, or after, the target date. Please see the portfolio's prospectus for additional information.
The views expressed in this report are exclusively those of Robert M. Boyda, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the portfolio for the entire period. Portfolio composition is subject to review in accordance with the portfolio's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       8

Multi-Index 2060 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2060 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is 66.50% Russell 3000 Index, 28.50% MSCI ACWI ex-USA Index, 4.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 1.00% ICE Bank of America Merrill Lynch U.S. High Yield Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	59.9
Large blend	59.9
Unaffiliated investment companies/ Exchange-traded funds	38.7
Equity	30.5
Fixed income	8.2
Short-term investments	1.4

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 2-28-18 (%)

	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2	Index 3
Inception	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16
Average annual total returns
1 year	14.83	14.90	14.94	17.10	0.51	17.13
Since inception	15.24	15.30	15.30	17.98	0.63	17.33
Cumulative returns
6 months	7.38	7.45	7.49	10.84	-2.18	9.06
Since inception	31.31	31.45	31.44	37.38	1.21	35.93

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R4	Class R6	Class 1
Gross (%)	4.71	4.36	4.40
Net (%)	0.62	0.36	0.41

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	Class R4 shares were first offered on 4-7-17. Returns prior to this date are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise returns would vary.
2	For certain types of investors, as described in the portfolio's prospectuses.
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       9

Multi-Index 2055 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2055 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is 66.50% Russell 3000 Index, 28.50% MSCI ACWI ex-USA Index, 4.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 1.00% ICE Bank of America Merrill Lynch U.S. High Yield Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	59.9
Large blend	59.9
Unaffiliated investment companies/ Exchange-traded funds	39.1
Equity	30.8
Fixed income	8.3
Short-term investments	1.0

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 2-28-18 (%)

	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2	Index 3
Inception	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14
Average annual total returns
1 year	14.74	14.90	14.94	17.10	0.51	17.13
Since inception	8.73	8.91	8.87	12.31	2.22	9.63
Cumulative returns
6 months	7.39	7.45	7.49	10.84	-2.18	9.06
Since inception	38.97	39.88	39.66	57.86	9.02	43.54

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R4	Class R6	Class 1
Gross (%)	1.19	0.84	0.88
Net (%)	0.62	0.36	0.41

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	Class R4 shares were first offered on 3-26-14 and ceased operations between 6-15-16 and 4-7-17. Returns while Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise returns would vary.
2	For certain types of investors, as described in the portfolio's prospectuses.
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       10

Multi-Index 2050 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2050 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is 66.50% Russell 3000 Index, 28.50% MSCI ACWI ex-USA Index, 4.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 1.00% ICE Bank of America Merrill Lynch U.S. High Yield Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	60.1
Large blend	60.1
Unaffiliated investment companies/ Exchange-traded funds	39.0
Equity	30.7
Fixed income	8.3
Short-term investments	0.9

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 2-28-18 (%)

	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2	Index 3
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	14.85	14.93	14.97	17.10	0.51	17.13
Since inception	9.12	9.29	9.24	12.74	2.29	9.82
Cumulative returns
6 months	7.45	7.53	7.47	10.84	-2.18	9.06
Since inception	45.69	46.68	46.41	67.71	10.24	49.76

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R4	Class R6	Class 1
Gross (%)	1.16	0.81	0.85
Net (%)	0.62	0.36	0.41

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Returns while Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise returns would vary.
2	For certain types of investors, as described in the portfolio's prospectuses.
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       11

Multi-Index 2045 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2045 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is 66.50% Russell 3000 Index, 28.50% MSCI ACWI ex-USA Index, 4.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 1.00% ICE Bank of America Merrill Lynch U.S. High Yield Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns..

ASSET ALLOCATION (%)

Affiliated investment companies	60.0
Large blend	60.0
Unaffiliated investment companies/ Exchange-traded funds	39.1
Equity	30.8
Fixed income	8.3
Short-term investments	0.9

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 2-28-18 (%)

	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2	Index 3
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	14.77	15.03	14.88	17.10	0.51	17.13
Since inception	9.07	9.25	9.18	12.74	2.29	9.82
Cumulative returns
6 months	7.44	7.59	7.45	10.84	-2.18	9.06
Since inception	45.42	46.46	46.05	67.71	10.24	49.76

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R4	Class R6	Class 1
Gross (%)	1.10	0.74	0.78
Net (%)	0.63	0.36	0.41

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Returns while Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise returns would vary.
2	For certain types of investors, as described in the portfolio's prospectuses.
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       12

Multi-Index 2040 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2040 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is 65.80% Russell 3000 Index, 28.20% MSCI ACWI ex-USA Index, 4.80% Bloomberg Barclays U.S. Aggregate Bond Index, and 1.20% ICE Bank of America Merrill Lynch U.S. High Yield Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns..

ASSET ALLOCATION (%)

Affiliated investment companies	58.3
Large blend	58.3
Unaffiliated investment companies/ Exchange-traded funds	40.7
Equity	30.4
Fixed income	10.3
Short-term investments	1.0

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 2-28-18 (%)

	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2	Index 3
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	14.68	14.76	14.81	17.10	0.51	17.08
Since inception	9.10	9.27	9.21	12.74	2.29	9.81
Cumulative returns
6 months	7.28	7.45	7.40	10.84	-2.18	9.02
Since inception	45.58	46.54	46.24	67.71	10.24	49.71

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R4	Class R6	Class 1
Gross (%)	1.08	0.73	0.76
Net (%)	0.63	0.36	0.41

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	Class R4 shares were first offered on 11-7-13 and ceased operations from 6-15-16 to 4-7-17. Returns while Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise returns would vary.
2	For certain types of investors, as described in the portfolio's prospectuses.
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       13

Multi-Index 2035 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2035 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is 61.60% Russell 3000 Index, 26.40% MSCI ACWI ex-USA Index, 9.60% Bloomberg Barclays U.S. Aggregate Bond Index, and 2.40% ICE Bank of America Merrill Lynch U.S. High Yield Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	53.6
Large blend	53.6
Unaffiliated investment companies/ Exchange-traded funds	44.4
Equity	27.9
Fixed income	16.5
Short-term investments	2.0

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 2-28-18 (%)

	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2	Index 3
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	13.59	13.76	13.61	17.10	0.51	16.03
Since inception	8.69	8.86	8.79	12.74	2.29	9.46
Cumulative returns
6 months	6.65	6.72	6.67	10.84	-2.18	8.33
Since inception	43.23	44.19	43.82	67.71	10.24	47.65

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R4	Class R6	Class 1
Gross (%)	1.06	0.71	0.75
Net (%)	0.62	0.36	0.41

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Returns while Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise returns would vary.
2	For certain types of investors, as described in the portfolio's prospectuses.
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       14

Multi-Index 2030 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2030 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is 55.30% Russell 3000 Index, 23.70% MSCI ACWI ex-USA Index, 16.80% Bloomberg Barclays U.S. Aggregate Bond Index, and 4.20% ICE Bank of America Merrill Lynch U.S. High Yield Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	46.2
Large blend	46.2
Unaffiliated investment companies/ Exchange-traded funds	50.2
Fixed income	25.9
Equity	24.3
Short-term investments	3.6

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 2-28-18 (%)

	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2	Index 3
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	12.11	12.29	12.24	17.10	0.51	14.60
Since inception	8.10	8.29	8.22	12.74	2.29	8.90
Cumulative returns
6 months	5.63	5.81	5.76	10.84	-2.18	7.38
Since inception	39.89	40.96	40.60	67.71	10.24	44.44

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2018 and are subject to change. Had the fee contractual waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R4	Class R6	Class 1
Gross (%)	1.06	0.71	0.74
Net (%)	0.64	0.37	0.42

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Returns while Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise returns would vary.
2	For certain types of investors, as described in the portfolio's prospectuses.
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       15

Multi-Index 2025 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2025 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is 46.90% Russell 3000 Index, 20.10% MSCI ACWI ex-USA Index, 26.40% Bloomberg Barclays U.S. Aggregate Bond Index, and 6.60% ICE Bank of America Merrill Lynch U.S. High Yield Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	38.7
Large blend	38.7
Unaffiliated investment companies/ Exchange-traded funds	56.1
Fixed income	36.0
Equity	20.1
Short-term investments	5.2

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 2-28-18 (%)

	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2	Index 3
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	10.37	10.44	10.39	17.10	0.51	12.66
Since inception	7.37	7.53	7.48	12.74	2.29	8.14
Cumulative returns
6 months	4.63	4.69	4.65	10.84	-2.18	6.10
Since inception	35.87	36.76	36.48	67.71	10.24	40.15

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R4	Class R6	Class 1
Gross (%)	1.07	0.72	0.76
Net (%)	0.65	0.39	0.44

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Returns while Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise returns would vary.
2	For certain types of investors, as described in the portfolio's prospectuses.
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       16

Multi-Index 2020 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2020 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is 39.20% Russell 3000 Index, 16.80% MSCI ACWI ex-USA Index, 35.20% Bloomberg Barclays U.S. Aggregate Bond Index, and 8.80% ICE Bank of America Merrill Lynch U.S. High Yield Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	31.1
Large blend	31.1
Unaffiliated investment companies/ Exchange-traded funds	62.2
Fixed income	45.8
Equity	16.4
Short-term investments	6.7

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 2-28-18 (%)

	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2	Index 3
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	8.40	8.57	8.43	17.10	0.51	10.65
Since inception	6.47	6.66	6.58	12.74	2.29	7.29
Cumulative returns
6 months	3.47	3.55	3.41	10.84	-2.18	4.79
Since inception	31.03	32.03	31.65	67.71	10.24	35.44

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R4	Class R6	Class 1
Gross (%)	1.11	0.76	0.80
Net (%)	0.64	0.38	0.43

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Returns while Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise returns would vary.
2	For certain types of investors, as described in the portfolio's prospectuses.
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       17

Multi-Index 2015 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2015 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is 32.375% Russell 3000 Index, 13.875% MSCI ACWI ex-USA Index, 43.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 10.75% ICE Bank of America Merrill Lynch U.S. High Yield Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	25.4
Large blend	25.4
Unaffiliated investment companies/ Exchange-traded funds	67.1
Fixed income	54.0
Equity	13.1
Short-term investments	7.5

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 2-28-18 (%)

	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2	Index 3
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	6.84	6.91	6.96	17.10	0.51	8.92
Since inception	5.63	5.80	5.75	12.74	2.29	6.53
Cumulative returns
6 months	2.35	2.51	2.47	10.84	-2.18	3.64
Since inception	26.66	27.52	27.25	67.71	10.24	31.35

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R4	Class R6	Class 1
Gross (%)	1.26	0.91	0.94
Net (%)	0.64	0.37	0.42

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Returns while Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise returns would vary.
2	For certain types of investors, as described in the portfolio's prospectuses.
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       18

Multi-Index 2010 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2010 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is 28.00% Russell 3000 Index, 12.00% MSCI ACWI ex-USA Index, 48.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 12.00% ICE Bank of America Merrill Lynch U.S. High Yield Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	21.0
Large blend	21.0
Unaffiliated investment companies/ Exchange-traded funds	70.8
Fixed income	59.7
Equity	11.1
Short-term investments	8.2

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 2-28-18 (%)

	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2	Index 3
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	5.72	5.88	5.83	17.10	0.51	7.88
Since inception	5.14	5.30	5.25	12.74	2.29	6.02
Cumulative returns
6 months	1.66	1.71	1.76	10.84	-2.18	2.95
Since inception	24.12	24.92	24.68	67.71	10.24	28.65

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R4	Class R6	Class 1
Gross (%)	1.40	1.05	1.09
Net (%)	0.61	0.35	0.40

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Returns while Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise returns would vary.
2	For certain types of investors, as described in the portfolio's prospectuses.
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       19

Your expenses

As a shareholder of a John Hancock Funds II Multi-Index Lifetime Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchases or redemptions, and (2) ongoing costs, including management fees, distribution and service (Rule 12b-1) fees, and other portfolio expenses. In addition to the operating expenses which each portfolio bears directly, the portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which each portfolio invests. Because underlying funds have varied operating expenses and transaction costs and the portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in a portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 at the beginning of the period and held for the entire period ( September 1, 2017 through February 28, 2018).

Actual expenses:

The first line of each share class on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. See the portfolios' prospectuses for details regarding transaction costs.

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       20

SHAREHOLDER EXPENSE EXAMPLE CHART

		Beginning account value 9-1-2017	Ending account value 2-28-2018	Expenses paid during period[1] 9-1-2017-2-28-2018	Annualized expense ratio[2]
Multi-Index 2060 Lifetime Portfolio
Class R4	Actual	$1,000.00	$1,073.80	$0.82	0.16%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.00	0.80	0.16%
Class R6	Actual	1,000.00	1,074.50	0.00	0.00%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.00	0.00%
Class 1	Actual	1,000.00	1,074.90	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.25	0.05%
Multi-Index 2055 Lifetime Portfolio
Class R4	Actual	$1,000.00	$1,073.90	$0.82	0.16%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.00	0.80	0.16%
Class R6	Actual	1,000.00	1,074.50	0.00	0.00%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.00	0.00%
Class 1	Actual	1,000.00	1,074.90	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.25	0.05%
Multi-Index 2050 Lifetime Portfolio
Class R4	Actual	$1,000.00	$1,074.50	$0.82	0.16%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.00	0.80	0.16%
Class R6	Actual	1,000.00	1,075.30	0.00	0.00%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.00	0.00%
Class 1	Actual	1,000.00	1,074.70	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.25	0.05%
Multi-Index 2045 Lifetime Portfolio
Class R4	Actual	$1,000.00	$1,074.40	$0.82	0.16%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.00	0.80	0.16%
Class R6	Actual	1,000.00	1,075.90	0.00	0.00%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.00	0.00%
Class 1	Actual	1,000.00	1,074.50	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.25	0.05%
Multi-Index 2040 Lifetime Portfolio
Class R4	Actual	$1,000.00	$1,072.80	$0.82	0.16%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.00	0.80	0.16%
Class R6	Actual	1,000.00	1,074.50	0.00	0.00%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.00	0.00%
Class 1	Actual	1,000.00	1,074.00	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.25	0.05%
Multi-Index 2035 Lifetime Portfolio
Class R4	Actual	$1,000.00	$1,066.50	$0.92	0.18%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	0.90	0.18%
Class R6	Actual	1,000.00	1,067.20	0.10	0.02%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.10	0.02%
Class 1	Actual	1,000.00	1,066.70	0.36	0.07%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.40	0.35	0.07%
Multi-Index 2030 Lifetime Portfolio
Class R4	Actual	$1,000.00	$1,056.30	$1.07	0.21%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.05	0.21%
Class R6	Actual	1,000.00	1,058.10	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.25	0.05%
Class 1	Actual	1,000.00	1,057.60	0.51	0.10%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.30	0.50	0.10%

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       21

SHAREHOLDER EXPENSE EXAMPLE CHART (continued)

		Beginning account value 9-1-2017	Ending account value 2-28-2018	Expenses paid during period[1] 9-1-2017-2-28-2018	Annualized expense ratio[2]
Multi-Index 2025 Lifetime Portfolio
Class R4	Actual	$1,000.00	$1,046.30	$1.22	0.24%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.20	0.24%
Class R6	Actual	1,000.00	1,046.90	0.41	0.08%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.40	0.40	0.08%
Class 1	Actual	1,000.00	1,046.50	0.66	0.13%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.10	0.65	0.13%
Multi-Index 2020 Lifetime Portfolio
Class R4	Actual	$1,000.00	$1,034.70	$1.31	0.26%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.50	1.30	0.26%
Class R6	Actual	1,000.00	1,035.50	0.45	0.09%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.30	0.45	0.09%
Class 1	Actual	1,000.00	1,034.10	0.71	0.14%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.10	0.70	0.14%
Multi-Index 2015 Lifetime Portfolio
Class R4	Actual	$1,000.00	$1,023.50	$1.35	0.27%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.50	1.35	0.27%
Class R6	Actual	1,000.00	1,025.10	0.50	0.10%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.30	0.50	0.10%
Class 1	Actual	1,000.00	1,024.70	0.75	0.15%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.10	0.75	0.15%
Multi-Index 2010 Lifetime Portfolio
Class R4	Actual	$1,000.00	$1,016.60	$1.30	0.26%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.50	1.30	0.26%
Class R6	Actual	1,000.00	1,017.10	0.50	0.10%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.30	0.50	0.10%
Class 1	Actual	1,000.00	1,017.60	0.75	0.15%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.10	0.75	0.15%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (181) and divided by 365 (to reflect the one-half year period).
[2]	The portfolios' expense ratios do not include fees and expenses indirectly incurred by the underlying funds and can vary based on the mix of underlying funds held by the portfolios. The range of expense ratios of the underlying funds held by the portfolios was as follows:

Period ended	Multi-Index 2060 Lifetime Portfolio	Multi-Index 2055 Lifetime Portfolio	Multi-Index 2050 Lifetime Portfolio	Multi-Index 2045 Lifetime Portfolio	Multi-Index 2040 Lifetime Portfolio	Multi-Index 2035 Lifetime Portfolio	Multi-Index 2030 Lifetime Portfolio	Multi-Index 2025 Lifetime Portfolio	Multi-Index 2020 Lifetime Portfolio	Multi-Index 2015 Lifetime Portfolio	Multi-Index 2010 Lifetime Portfolio
2-28-18	0.04%- 0.65%	0.04%- 0.65%	0.04%- 0.65%	0.04%- 0.65%	0.04%- 0.65%	0.04%- 0.65%	0.04%- 0.65%	0.04%- 0.65%	0.04%- 0.65%	0.04%- 0.65%	0.04%- 0.65%

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       22

Portfolios' investments
MULTI-INDEX 2060 LIFETIME PORTFOLIO

As of 2-28-18 (unaudited)
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 60.6%
Equity - 60.6%
Strategic Equity Allocation, Class NAV, JHF II (JHAM) (B)(C)	487,303	$6,334,938

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $6,585,841)		$6,334,938
UNAFFILIATED INVESTMENT COMPANIES - 39.1%
Exchange-traded funds - 39.1%
Financial Select Sector SPDR Fund	6,048	174,606
iShares Edge MSCI Min Vol USA ETF	9,907	518,087
iShares JP Morgan USD Emerging Markets Bond ETF	399	44,903
iShares TIPS Bond ETF	158	17,683
PowerShares Senior Loan Portfolio	1,861	42,989
SPDR Bloomberg Barclays High Yield Bond ETF (D)	2,467	89,330
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	236	6,492
Vanguard Dividend Appreciation ETF	3,349	344,378
Vanguard Energy ETF	1,295	117,987
Vanguard FTSE All World ex-US Small-Cap ETF	1,624	193,256
Vanguard FTSE Developed Markets ETF	5,611	250,194
Vanguard FTSE Emerging Markets ETF	8,196	386,605
Vanguard Health Care ETF	776	122,375
Vanguard Information Technology ETF	600	106,404
Vanguard Intermediate-Term Bond ETF	6	489
Vanguard Intermediate-Term Corporate Bond ETF	2,648	224,656
Vanguard Materials ETF	294	39,443
Vanguard Mid-Cap ETF	3,893	602,987
Vanguard Real Estate ETF	1,430	104,891
Vanguard S&P 500 ETF	67	16,706
Vanguard Short-Term Bond ETF	1,646	128,997
Vanguard Short-Term Corporate Bond ETF	1,229	96,427
Vanguard Short-Term Inflation-Protected Securities ETF	727	35,347
Vanguard Small-Cap ETF	1,621	236,294
Vanguard Total Bond Market ETF	2,310	183,761
TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $3,898,422)		$4,085,287

SECURITIES LENDING COLLATERAL - 0.8%
John Hancock Collateral Trust, 1.5822% (E)(F)	8,358	83,611

TOTAL SECURITIES LENDING COLLATERAL (Cost $83,620)		$83,611
SHORT-TERM INVESTMENTS - 0.6%
Money market funds - 0.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.3018% (E)	65,998	65,998

TOTAL SHORT-TERM INVESTMENTS (Cost $65,998)		$65,998
Total investments (Cost $10,633,881) - 101.1%		$10,569,834
Other assets and liabilities, net - (1.1%)		(116,405)
TOTAL NET ASSETS - 100.0%		$10,453,429
MULTI-INDEX 2055 LIFETIME PORTFOLIO

As of 2-28-18 (unaudited)
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 60.7%
Equity - 60.7%
Strategic Equity Allocation, Class NAV, JHF II (JHAM) (B)(C)	2,928,787	$38,074,234

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $37,914,207)		$38,074,234
UNAFFILIATED INVESTMENT COMPANIES - 39.7%
Exchange-traded funds - 39.7%
Financial Select Sector SPDR Fund	36,953	1,066,833
iShares Edge MSCI Min Vol USA ETF	60,334	3,155,167
iShares JP Morgan USD Emerging Markets Bond ETF	2,430	273,472
iShares TIPS Bond ETF	962	107,667
PowerShares Senior Loan Portfolio	11,332	261,769
SPDR Bloomberg Barclays High Yield Bond ETF (D)	15,021	543,910
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	1,440	39,614
Vanguard Dividend Appreciation ETF	20,467	2,104,622
Vanguard Energy ETF	7,946	723,960
Vanguard FTSE All World ex-US Small-Cap ETF	9,878	1,175,482
Vanguard FTSE Developed Markets ETF	34,127	1,521,723
Vanguard FTSE Emerging Markets ETF	49,844	2,351,141
Vanguard Health Care ETF	4,746	748,444
Vanguard Information Technology ETF	3,719	659,527
Vanguard Intermediate-Term Bond ETF	39	3,179
Vanguard Intermediate-Term Corporate Bond ETF	16,125	1,368,045
Vanguard Materials ETF	1,792	240,415
Vanguard Mid-Cap ETF	23,680	3,667,795
Vanguard Real Estate ETF	8,698	637,998
Vanguard S&P 500 ETF	411	102,479
Vanguard Short-Term Bond ETF	10,024	785,581
Vanguard Short-Term Corporate Bond ETF	7,487	587,430
Vanguard Short-Term Inflation-Protected Securities ETF	4,427	215,241
Vanguard Small-Cap ETF	9,860	1,437,293
Vanguard Total Bond Market ETF	14,070	1,119,269
TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $22,339,810)		$24,898,056

SECURITIES LENDING COLLATERAL - 0.8%
John Hancock Collateral Trust, 1.5822% (E)(F)	52,605	526,229

TOTAL SECURITIES LENDING COLLATERAL (Cost $526,287)		$526,229
SHORT-TERM INVESTMENTS - 0.2%
Money market funds - 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.3018% (E)	122,366	122,366

TOTAL SHORT-TERM INVESTMENTS (Cost $122,366)		$122,366
Total investments (Cost $60,902,670) - 101.4%		$63,620,885
Other assets and liabilities, net - (1.4%)		(901,922)
TOTAL NET ASSETS - 100.0%		$62,718,963
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	23

MULTI-INDEX 2050 LIFETIME PORTFOLIO

As of 2-28-18 (unaudited)
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 60.6%
Equity - 60.6%
Strategic Equity Allocation, Class NAV, JHF II (JHAM) (B)(C)	4,295,051	$55,835,658

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $55,972,839)		$55,835,658
UNAFFILIATED INVESTMENT COMPANIES - 39.3%
Exchange-traded funds - 39.3%
Financial Select Sector SPDR Fund	54,044	1,560,250
iShares Edge MSCI Min Vol USA ETF	88,170	4,610,850
iShares JP Morgan USD Emerging Markets Bond ETF	3,539	398,279
iShares TIPS Bond ETF	1,401	156,800
PowerShares Senior Loan Portfolio	16,513	381,450
SPDR Bloomberg Barclays High Yield Bond ETF (D)	21,877	792,166
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	2,097	57,688
Vanguard Dividend Appreciation ETF	29,910	3,075,645
Vanguard Energy ETF	11,595	1,056,420
Vanguard FTSE All World ex-US Small-Cap ETF	14,369	1,709,911
Vanguard FTSE Developed Markets ETF	49,717	2,216,881
Vanguard FTSE Emerging Markets ETF	72,226	3,406,900
Vanguard Health Care ETF	6,943	1,094,911
Vanguard Information Technology ETF	5,417	960,651
Vanguard Intermediate-Term Bond ETF	55	4,483
Vanguard Intermediate-Term Corporate Bond ETF	23,470	1,991,195
Vanguard Materials ETF	2,615	350,828
Vanguard Mid-Cap ETF	34,517	5,346,338
Vanguard Real Estate ETF	12,605	924,577
Vanguard S&P 500 ETF	600	149,604
Vanguard Short-Term Bond ETF	14,598	1,144,045
Vanguard Short-Term Corporate Bond ETF	10,921	856,862
Vanguard Short-Term Inflation-Protected Securities ETF	6,448	313,502
Vanguard Small-Cap ETF	14,343	2,090,782
Vanguard Total Bond Market ETF	20,493	1,630,218
TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $32,651,697)		$36,281,236

SECURITIES LENDING COLLATERAL - 0.8%
John Hancock Collateral Trust, 1.5822% (E)(F)	75,823	758,489

TOTAL SECURITIES LENDING COLLATERAL (Cost $758,571)		$758,489
SHORT-TERM INVESTMENTS - 0.1%
Money market funds - 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.3018% (E)	52,769	52,769

TOTAL SHORT-TERM INVESTMENTS (Cost $52,769)		$52,769
Total investments (Cost $89,435,876) - 100.8%		$92,928,152
Other assets and liabilities, net - (0.8%)		(774,882)
TOTAL NET ASSETS - 100.0%		$92,153,270
MULTI-INDEX 2045 LIFETIME PORTFOLIO

As of 2-28-18 (unaudited)
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 60.6%
Equity - 60.6%
Strategic Equity Allocation, Class NAV, JHF II (JHAM) (B)(C)	6,286,300	$81,721,904

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $81,919,401)		$81,721,904
UNAFFILIATED INVESTMENT COMPANIES - 39.5%
Exchange-traded funds - 39.5%
Financial Select Sector SPDR Fund	79,069	2,282,722
iShares Edge MSCI Min Vol USA ETF	129,100	6,751,285
iShares JP Morgan USD Emerging Markets Bond ETF	5,188	583,858
iShares TIPS Bond ETF	2,056	230,108
PowerShares Senior Loan Portfolio	24,204	559,112
SPDR Bloomberg Barclays High Yield Bond ETF (D)	32,071	1,161,291
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	3,075	84,593
Vanguard Dividend Appreciation ETF	43,794	4,503,337
Vanguard Energy ETF	16,862	1,536,297
Vanguard FTSE All World ex-US Small-Cap ETF	21,099	2,510,781
Vanguard FTSE Developed Markets ETF	72,909	3,251,012
Vanguard FTSE Emerging Markets ETF	106,460	5,021,718
Vanguard Health Care ETF	10,150	1,600,655
Vanguard Information Technology ETF	7,920	1,404,533
Vanguard Intermediate-Term Bond ETF	82	6,684
Vanguard Intermediate-Term Corporate Bond ETF	34,413	2,919,599
Vanguard Materials ETF	3,835	514,504
Vanguard Mid-Cap ETF	50,579	7,834,181
Vanguard Real Estate ETF	18,578	1,362,696
Vanguard S&P 500 ETF	877	218,671
Vanguard Short-Term Bond ETF	21,403	1,677,353
Vanguard Short-Term Corporate Bond ETF	16,011	1,256,223
Vanguard Short-Term Inflation-Protected Securities ETF	9,462	460,042
Vanguard Small-Cap ETF	21,062	3,070,208
Vanguard Total Bond Market ETF	30,046	2,390,159
TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $47,904,751)		$53,191,622

SECURITIES LENDING COLLATERAL - 0.8%
John Hancock Collateral Trust, 1.5822% (E)(F)	111,749	1,117,866

TOTAL SECURITIES LENDING COLLATERAL (Cost $1,117,986)		$1,117,866
SHORT-TERM INVESTMENTS - 0.2%
Money market funds - 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.3018% (E)	174,507	174,507

TOTAL SHORT-TERM INVESTMENTS (Cost $174,507)		$174,507
Total investments (Cost $131,116,645) - 101.1%		$136,205,899
Other assets and liabilities, net - (1.1%)		(1,418,532)
TOTAL NET ASSETS - 100.0%		$134,787,367
24	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTI-INDEX 2040 LIFETIME PORTFOLIO

As of 2-28-18 (unaudited)
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 58.9%
Equity - 58.9%
Strategic Equity Allocation, Class NAV, JHF II (JHAM) (B)(C)	7,376,895	$95,899,629

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $95,287,153)		$95,899,629
UNAFFILIATED INVESTMENT COMPANIES - 41.1%
Exchange-traded funds - 41.1%
Financial Select Sector SPDR Fund	94,344	2,723,711
iShares Edge MSCI Min Vol USA ETF	154,044	8,055,731
iShares JP Morgan USD Emerging Markets Bond ETF	6,949	782,040
iShares TIPS Bond ETF	2,746	307,332
PowerShares Senior Loan Portfolio	32,345	747,170
SPDR Bloomberg Barclays High Yield Bond ETF (D)	42,923	1,554,242
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	4,115	113,204
Vanguard Dividend Appreciation ETF	52,254	5,373,279
Vanguard Energy ETF	20,109	1,832,131
Vanguard FTSE All World ex-US Small-Cap ETF	25,104	2,987,376
Vanguard FTSE Developed Markets ETF	86,833	3,871,883
Vanguard FTSE Emerging Markets ETF	126,661	5,974,599
Vanguard Health Care ETF	11,879	1,873,318
Vanguard Information Technology ETF	9,269	1,643,764
Vanguard Intermediate-Term Bond ETF	99	8,069
Vanguard Intermediate-Term Corporate Bond ETF	50,669	4,298,758
Vanguard Materials ETF	4,567	612,709
Vanguard Mid-Cap ETF	60,259	9,333,517
Vanguard Real Estate ETF	22,104	1,621,328
Vanguard S&P 500 ETF	1,338	333,617
Vanguard Short-Term Bond ETF	39,988	3,133,860
Vanguard Short-Term Corporate Bond ETF	23,573	1,849,538
Vanguard Short-Term Inflation-Protected Securities ETF	12,643	614,703
Vanguard Small-Cap ETF	25,059	3,652,851
Vanguard Total Bond Market ETF	44,284	3,522,792
TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $60,142,510)		$66,821,522

SECURITIES LENDING COLLATERAL - 0.9%
John Hancock Collateral Trust, 1.5822% (E)(F)	149,729	1,497,800

TOTAL SECURITIES LENDING COLLATERAL (Cost $1,497,977)		$1,497,800
SHORT-TERM INVESTMENTS - 0.1%
Money market funds - 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.3018% (E)	93,775	93,775

TOTAL SHORT-TERM INVESTMENTS (Cost $93,775)		$93,775
Total investments (Cost $157,021,415) - 101.0%		$164,312,726
Other assets and liabilities, net - (1.0%)		(1,647,210)
TOTAL NET ASSETS - 100.0%		$162,665,516
MULTI-INDEX 2035 LIFETIME PORTFOLIO

As of 2-28-18 (unaudited)
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 54.8%
Equity - 54.8%
Strategic Equity Allocation, Class NAV, JHF II (JHAM) (B)(C)	8,324,769	$108,221,995

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $107,196,615)		$108,221,995
UNAFFILIATED INVESTMENT COMPANIES - 45.3%
Exchange-traded funds - 45.3%
Financial Select Sector SPDR Fund	108,575	3,134,560
iShares Edge MSCI Min Vol USA ETF	181,594	9,496,458
iShares JP Morgan USD Emerging Markets Bond ETF	17,364	1,954,145
iShares TIPS Bond ETF	6,737	754,005
PowerShares Senior Loan Portfolio	102,430	2,366,133
SPDR Bloomberg Barclays High Yield Bond ETF (D)	116,302	4,211,295
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	9,045	248,828
Vanguard Dividend Appreciation ETF	61,421	6,315,921
Vanguard Energy ETF	22,354	2,036,673
Vanguard FTSE All World ex-US Small-Cap ETF	28,132	3,347,708
Vanguard FTSE Developed Markets ETF	96,908	4,321,128
Vanguard FTSE Emerging Markets ETF	132,111	6,231,676
Vanguard Health Care ETF	12,592	1,985,758
Vanguard Information Technology ETF	9,537	1,691,292
Vanguard Intermediate-Term Bond ETF	121	9,863
Vanguard Intermediate-Term Corporate Bond ETF	92,198	7,822,078
Vanguard Materials ETF	5,091	683,009
Vanguard Mid-Cap ETF	68,391	10,593,083
Vanguard Real Estate ETF	25,865	1,897,198
Vanguard S&P 500 ETF	2,529	630,581
Vanguard Short-Term Bond ETF	60,176	4,715,993
Vanguard Short-Term Corporate Bond ETF	42,925	3,367,896
Vanguard Short-Term Inflation-Protected Securities ETF	30,969	1,505,713
Vanguard Small-Cap ETF	26,884	3,918,879
Vanguard Total Bond Market ETF	80,181	6,378,399
TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $81,805,530)		$89,618,272

SECURITIES LENDING COLLATERAL - 2.1%
John Hancock Collateral Trust, 1.5822% (E)(F)	408,991	4,091,298

TOTAL SECURITIES LENDING COLLATERAL (Cost $4,091,781)		$4,091,298
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.3018% (E)	1,009	1,009

TOTAL SHORT-TERM INVESTMENTS (Cost $1,009)		$1,009
Total investments (Cost $193,094,935) - 102.2%		$201,932,574
Other assets and liabilities, net - (2.2%)		(4,423,960)
TOTAL NET ASSETS - 100.0%		$197,508,614
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	25

MULTI-INDEX 2030 LIFETIME PORTFOLIO

As of 2-28-18 (unaudited)
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 48.0%
Equity - 48.0%
Strategic Equity Allocation, Class NAV, JHF II (JHAM) (B)(C)	8,304,432	$107,957,619

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $106,445,258)		$107,957,619
UNAFFILIATED INVESTMENT COMPANIES - 52.0%
Exchange-traded funds - 52.0%
Financial Select Sector SPDR Fund	111,822	3,228,301
iShares Edge MSCI Min Vol USA ETF	203,711	10,653,067
iShares JP Morgan USD Emerging Markets Bond ETF	35,392	3,983,016
iShares TIPS Bond ETF	14,155	1,584,228
PowerShares Senior Loan Portfolio	159,712	3,689,347
SPDR Bloomberg Barclays High Yield Bond ETF (D)	232,508	8,419,115
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	18,245	501,920
Vanguard Dividend Appreciation ETF	69,104	7,105,964
Vanguard Energy ETF	21,799	1,986,107
Vanguard FTSE All World ex-US Small-Cap ETF	27,480	3,270,120
Vanguard FTSE Developed Markets ETF	98,780	4,404,600
Vanguard FTSE Emerging Markets ETF	112,864	5,323,795
Vanguard Health Care ETF	11,862	1,870,637
Vanguard Information Technology ETF	9,872	1,750,700
Vanguard Intermediate-Term Bond ETF	140	11,411
Vanguard Intermediate-Term Corporate Bond ETF	164,418	13,949,223
Vanguard Materials ETF	4,956	664,897
Vanguard Mid-Cap ETF	66,517	10,302,818
Vanguard Real Estate ETF	29,201	2,141,893
Vanguard S&P 500 ETF	4,025	1,003,594
Vanguard Short-Term Bond ETF	97,227	7,619,680
Vanguard Short-Term Corporate Bond ETF	76,387	5,993,324
Vanguard Short-Term Inflation-Protected Securities ETF	65,141	3,167,155
Vanguard Small-Cap ETF	20,685	3,015,253
Vanguard Total Bond Market ETF	143,721	11,433,006
TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $109,174,935)		$117,073,171

SECURITIES LENDING COLLATERAL - 3.6%
John Hancock Collateral Trust, 1.5822% (E)(F)	812,271	8,125,472

TOTAL SECURITIES LENDING COLLATERAL (Cost $8,126,431)		$8,125,472
SHORT-TERM INVESTMENTS - 0.2%
Money market funds - 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.3018% (E)	300,703	300,703

TOTAL SHORT-TERM INVESTMENTS (Cost $300,703)		$300,703
Total investments (Cost $224,047,327) - 103.8%		$233,456,965
Other assets and liabilities, net - (3.8%)		(8,512,038)
TOTAL NET ASSETS - 100.0%		$224,944,927
MULTI-INDEX 2025 LIFETIME PORTFOLIO

As of 2-28-18 (unaudited)
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 40.9%
Equity - 40.9%
Strategic Equity Allocation, Class NAV, JHF II (JHAM) (B)(C)	6,582,860	$85,577,175

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $84,088,635)		$85,577,175
UNAFFILIATED INVESTMENT COMPANIES - 59.1%
Exchange-traded funds - 59.1%
Financial Select Sector SPDR Fund	91,164	2,631,905
iShares Edge MSCI Min Vol USA ETF	182,316	9,534,215
iShares JP Morgan USD Emerging Markets Bond ETF	39,023	4,391,648
iShares TIPS Bond ETF	20,058	2,244,891
PowerShares Senior Loan Portfolio	265,503	6,133,119
SPDR Bloomberg Barclays High Yield Bond ETF (D)	329,746	11,940,103
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	27,451	755,177
Vanguard Dividend Appreciation ETF	61,669	6,341,423
Vanguard Energy ETF	16,234	1,479,080
Vanguard FTSE All World ex-US Small-Cap ETF	19,765	2,352,035
Vanguard FTSE Developed Markets ETF	62,215	2,774,167
Vanguard FTSE Emerging Markets ETF	69,725	3,288,928
Vanguard Health Care ETF	9,189	1,449,105
Vanguard Information Technology ETF	7,542	1,337,498
Vanguard Intermediate-Term Bond ETF	130	10,596
Vanguard Intermediate-Term Corporate Bond ETF	217,024	18,412,316
Vanguard Materials ETF	3,693	495,453
Vanguard Mid-Cap ETF	50,435	7,811,877
Vanguard Real Estate ETF	26,585	1,950,010
Vanguard S&P 500 ETF	2,202	549,047
Vanguard Short-Term Bond ETF	103,007	8,072,659
Vanguard Short-Term Corporate Bond ETF	100,645	7,896,607
Vanguard Short-Term Inflation-Protected Securities ETF	92,242	4,484,806
Vanguard Small-Cap ETF	16,347	2,382,903
Vanguard Total Bond Market ETF	189,462	15,071,702
TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $117,756,081)		$123,791,270

SECURITIES LENDING COLLATERAL - 5.5%
John Hancock Collateral Trust, 1.5822% (E)(F)	1,158,195	11,585,886

TOTAL SECURITIES LENDING COLLATERAL (Cost $11,587,323)		$11,585,886
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.3018% (E)	1,009	1,009

TOTAL SHORT-TERM INVESTMENTS (Cost $1,009)		$1,009
Total investments (Cost $213,433,048) - 105.5%		$220,955,340
Other assets and liabilities, net - (5.5%)		(11,607,202)
TOTAL NET ASSETS - 100.0%		$209,348,138
26	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTI-INDEX 2020 LIFETIME PORTFOLIO

As of 2-28-18 (unaudited)
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 33.4%
Equity - 33.4%
Strategic Equity Allocation, Class NAV, JHF II (JHAM) (B)(C)	3,683,690	$47,887,964

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $46,802,230)		$47,887,964
UNAFFILIATED INVESTMENT COMPANIES - 66.7%
Exchange-traded funds - 66.7%
Financial Select Sector SPDR Fund	48,614	1,403,486
iShares Edge MSCI Min Vol USA ETF	130,517	6,825,387
iShares JP Morgan USD Emerging Markets Bond ETF	31,019	3,490,878
iShares TIPS Bond ETF	17,701	1,981,096
PowerShares Senior Loan Portfolio	225,091	5,199,602
SPDR Bloomberg Barclays High Yield Bond ETF (D)	292,275	10,583,278
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	20,946	576,224
Vanguard Dividend Appreciation ETF	44,280	4,553,312
Vanguard Energy ETF	8,696	792,293
Vanguard FTSE All World ex-US Small-Cap ETF	9,910	1,179,290
Vanguard FTSE Developed Markets ETF	25,159	1,121,840
Vanguard FTSE Emerging Markets ETF	25,901	1,221,750
Vanguard Health Care ETF	3,960	624,492
Vanguard Information Technology ETF	4,174	740,217
Vanguard Intermediate-Term Bond ETF	11,047	900,441
Vanguard Intermediate-Term Corporate Bond ETF	196,592	16,678,865
Vanguard Materials ETF	1,961	263,088
Vanguard Mid-Cap ETF	25,413	3,936,220
Vanguard Real Estate ETF	18,264	1,339,664
Vanguard S&P 500 ETF	29	7,231
Vanguard Short-Term Bond ETF	77,952	6,109,098
Vanguard Short-Term Corporate Bond ETF	91,130	7,150,060
Vanguard Short-Term Inflation-Protected Securities ETF	81,386	3,956,987
Vanguard Small-Cap ETF	8,484	1,236,714
Vanguard Total Bond Market ETF	171,726	13,660,803
TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $92,343,835)		$95,532,316

SECURITIES LENDING COLLATERAL - 7.2%
John Hancock Collateral Trust, 1.5822% (E)(F)	1,026,491	10,268,399

TOTAL SECURITIES LENDING COLLATERAL (Cost $10,269,600)		$10,268,399
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.3018% (E)	75,763	75,763

TOTAL SHORT-TERM INVESTMENTS (Cost $75,763)		$75,763
Total investments (Cost $149,491,428) - 107.3%		$153,764,442
Other assets and liabilities, net - (7.3%)		(10,395,172)
TOTAL NET ASSETS - 100.0%		$143,369,270
MULTI-INDEX 2015 LIFETIME PORTFOLIO

As of 2-28-18 (unaudited)
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 27.4%
Equity - 27.4%
Strategic Equity Allocation, Class NAV, JHF II (JHAM) (B)(C)	922,411	$11,991,339

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $11,547,733)		$11,991,339
UNAFFILIATED INVESTMENT COMPANIES - 72.6%
Exchange-traded funds - 72.6%
Financial Select Sector SPDR Fund	5,705	164,703
iShares Edge MSCI Min Vol USA ETF	40,061	2,094,990
iShares JP Morgan USD Emerging Markets Bond ETF	10,743	1,209,017
iShares TIPS Bond ETF	6,258	700,395
PowerShares Senior Loan Portfolio	79,905	1,845,806
SPDR Bloomberg Barclays High Yield Bond ETF (D)	101,752	3,684,440
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	5,242	144,207
Vanguard Dividend Appreciation ETF	13,544	1,392,730
Vanguard Energy ETF	1,996	181,856
Vanguard FTSE Developed Markets ETF	4,646	207,165
Vanguard FTSE Emerging Markets ETF	5,560	262,265
Vanguard Health Care ETF	666	105,028
Vanguard Information Technology ETF	717	127,153
Vanguard Intermediate-Term Bond ETF	10,127	825,452
Vanguard Intermediate-Term Corporate Bond ETF	74,318	6,305,140
Vanguard Materials ETF	456	61,177
Vanguard Mid-Cap ETF	6,153	953,038
Vanguard Real Estate ETF	5,441	399,097
Vanguard S&P 500 ETF	9	2,244
Vanguard Short-Term Bond ETF	19,676	1,542,008
Vanguard Short-Term Corporate Bond ETF	34,424	2,700,907
Vanguard Short-Term Inflation-Protected Securities ETF	28,747	1,397,679
Vanguard Small-Cap ETF	1,750	255,097
Vanguard Total Bond Market ETF	64,870	5,160,409
TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $30,917,920)		$31,722,003

SECURITIES LENDING COLLATERAL - 8.1%
John Hancock Collateral Trust, 1.5822% (E)(F)	355,812	3,559,333

TOTAL SECURITIES LENDING COLLATERAL (Cost $3,559,752)		$3,559,333
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.3018% (E)	1,009	1,009

TOTAL SHORT-TERM INVESTMENTS (Cost $1,009)		$1,009
Total investments (Cost $46,026,414) - 108.1%		$47,273,684
Other assets and liabilities, net - (8.1%)		(3,547,627)
TOTAL NET ASSETS - 100.0%		$43,726,057
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	27

MULTI-INDEX 2010 LIFETIME PORTFOLIO

As of 2-28-18 (unaudited)
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 22.9%
Equity - 22.9%
Strategic Equity Allocation, Class NAV, JHF II (JHAM) (B)(C)	490,849	$6,381,043

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $6,184,228)		$6,381,043
UNAFFILIATED INVESTMENT COMPANIES - 77.1%
Exchange-traded funds - 77.1%
iShares Edge MSCI Min Vol USA ETF	25,713	1,344,661
iShares JP Morgan USD Emerging Markets Bond ETF	7,616	857,105
iShares TIPS Bond ETF	4,428	495,582
PowerShares Senior Loan Portfolio	52,835	1,220,489
SPDR Bloomberg Barclays High Yield Bond ETF (D)	70,237	2,543,282
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	3,255	89,545
Vanguard Dividend Appreciation ETF	8,695	894,107
Vanguard Energy ETF	1,025	93,388
Vanguard FTSE Developed Markets ETF	2,067	92,168
Vanguard FTSE Emerging Markets ETF	2,001	94,387
Vanguard Intermediate-Term Bond ETF	9,577	780,621
Vanguard Intermediate-Term Corporate Bond ETF	53,439	4,533,765
Vanguard Materials ETF	234	31,393
Vanguard Mid-Cap ETF	3,053	472,879
Vanguard Real Estate ETF	3,517	257,972
Vanguard S&P 500 ETF	6	1,496
Vanguard Short-Term Bond ETF	12,554	983,857
Vanguard Short-Term Corporate Bond ETF	24,755	1,942,277
Vanguard Short-Term Inflation-Protected Securities ETF	20,340	988,931
Vanguard Small-Cap ETF	697	101,601
Vanguard Total Bond Market ETF	46,639	3,710,132
TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $21,187,994)		$21,529,638

SECURITIES LENDING COLLATERAL - 8.9%
John Hancock Collateral Trust, 1.5822% (E)(F)	247,659	2,477,429

TOTAL SECURITIES LENDING COLLATERAL (Cost $2,477,697)		$2,477,429
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.3018% (E)	1,009	1,009

TOTAL SHORT-TERM INVESTMENTS (Cost $1,009)		$1,009
Total investments (Cost $29,850,928) - 108.9%		$30,389,119
Other assets and liabilities, net - (8.9%)		(2,475,513)
TOTAL NET ASSETS - 100.0%		$27,913,606
Percentages are based upon net assets.
Security Abbreviations and Legend
JHAM	John Hancock Asset Management
JHF II	John Hancock Funds II
(A)	The underlying funds' subadvisor is shown parenthetically.
MULTI-INDEX 2010 LIFETIME PORTFOLIO (continued)

(B)	The subadvisor is an affiliate of the advisor.
(C)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(D)	A portion of this security is on loan as of 2-28-18.
(E)	The rate shown is the annualized seven-day yield as of 2-28-18.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
28	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENTS OF ASSETS AND LIABILITIES 2-28-18 (unaudited)

	Multi-Index 2060 Lifetime Portfolio	Multi-Index 2055 Lifetime Portfolio	Multi-Index 2050 Lifetime Portfolio	Multi-Index 2045 Lifetime Portfolio
Assets
Investments in unaffiliated funds, at value	$4,151,285	$25,020,422	$36,334,005	$53,366,129
Investments in affiliated funds, at value	6,418,549	38,600,463	56,594,147	82,839,770
Total investments, at value	10,569,834	63,620,885	92,928,152	136,205,899
Receivable for investments sold	—	131,474	—	—
Receivable for fund shares sold	72,871	58	33,240	770
Dividends and interest receivable	84	140	147	240
Receivable for securities lending income	40	254	426	640
Receivable due from advisor	384	481	556	661
Other assets	21,013	27,305	25,593	25,841
Total assets	10,664,226	63,780,597	92,988,114	136,234,051
Liabilities
Due to custodian	—	—	—	—
Payable for investments purchased	82,020	81,634	26,624	136,381
Payable for fund shares repurchased	—	408,989	3,681	142,778
Payable upon return of securities loaned	83,620	526,288	758,574	1,117,992
Payable to affiliates
Accounting and legal services fees	529	3,469	5,108	7,515
Transfer agent fees	4	23	108	222
Trustees' fees	—	66	90	139
Other liabilities and accrued expenses	44,624	41,165	40,659	41,657
Total liabilities	210,797	1,061,634	834,844	1,446,684
Net assets	$10,453,429	$62,718,963	$92,153,270	$134,787,367
Net assets consist of
Paid-in capital	$9,844,882	$55,657,959	$82,310,361	$120,505,840
Undistributed net investment income (loss)	(3,203)	(15,558)	(20,657)	(28,697)
Accumulated undistributed net realized gain (loss) on investments	675,797	4,358,347	6,371,290	9,220,970
Net unrealized appreciation (depreciation) on investments	(64,047)	2,718,215	3,492,276	5,089,254
Net assets	$10,453,429	$62,718,963	$92,153,270	$134,787,367
Investments in unaffiliated funds, at cost	$3,964,420	$22,462,176	$32,704,466	$48,079,258
Investments in affiliated funds, at cost	$6,669,461	$38,440,494	$56,731,410	$83,037,387
Securities loaned, unaffiliated investments, at value	$81,902	$515,478	$742,992	$1,095,028
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class R4
Net assets	$54,959	$53,514	$53,745	$53,574
Shares outstanding	4,421	4,367	4,337	4,355
Net asset value, offering price and redemption price per share	$12.43	$12.25	$12.39	$12.30
Class R6
Net assets	$222,763	$2,474,908	$12,246,019	$25,587,731
Shares outstanding	17,930	201,980	988,806	2,079,358
Net asset value, offering price and redemption price per share	$12.42	$12.25	$12.38	$12.31
Class 1
Net assets	$10,175,707	$60,190,541	$79,853,506	$109,146,062
Shares outstanding	818,925	4,909,614	6,444,892	8,872,190
Net asset value, offering price and redemption price per share	$12.43	$12.26	$12.39	$12.30

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       29

STATEMENTS OF ASSETS AND LIABILITIES 2-28-18 (unaudited)

Continued

	Multi-Index 2040 Lifetime Portfolio	Multi-Index 2035 Lifetime Portfolio	Multi-Index 2030 Lifetime Portfolio	Multi-Index 2025 Lifetime Portfolio
Assets
Investments in unaffiliated funds, at value	$66,915,297	$89,619,281	$117,373,874	$123,792,279
Investments in affiliated funds, at value	97,397,429	112,313,293	116,083,091	97,163,061
Total investments, at value	164,312,726	201,932,574	233,456,965	220,955,340
Receivable for investments sold	—	110,196	—	109,073
Receivable for fund shares sold	90	200	109,789	111,388
Dividends and interest receivable	108	97	97	48
Receivable for securities lending income	896	1,483	3,186	4,424
Receivable due from advisor	694	774	844	783
Other assets	25,998	26,177	26,318	26,247
Total assets	164,340,512	202,071,501	233,597,199	221,207,303
Liabilities
Due to custodian	—	106,569	—	22,443
Payable for investments purchased	73,107	—	303,445	67,920
Payable for fund shares repurchased	53,520	313,119	170,510	130,165
Payable upon return of securities loaned	1,497,982	4,091,793	8,126,458	11,587,364
Payable to affiliates
Accounting and legal services fees	9,144	11,090	12,550	11,848
Transfer agent fees	196	160	62	39
Trustees' fees	177	234	290	287
Other liabilities and accrued expenses	40,870	39,922	38,957	39,099
Total liabilities	1,674,996	4,562,887	8,652,272	11,859,165
Net assets	$162,665,516	$197,508,614	$224,944,927	$209,348,138
Net assets consist of
Paid-in capital	$143,907,784	$176,546,296	$203,477,110	$191,923,178
Undistributed net investment income (loss)	(29,759)	(4,590)	22,326	87,089
Accumulated undistributed net realized gain (loss) on investments	11,496,180	12,129,269	12,035,853	9,815,579
Net unrealized appreciation (depreciation) on investments	7,291,311	8,837,639	9,409,638	7,522,292
Net assets	$162,665,516	$197,508,614	$224,944,927	$209,348,138
Investments in unaffiliated funds, at cost	$60,236,285	$81,806,539	$109,475,638	$117,757,090
Investments in affiliated funds, at cost	$96,785,130	$111,288,396	$114,571,689	$95,675,958
Securities loaned, unaffiliated investments, at value	$1,467,213	$4,007,745	$7,959,536	$11,349,353
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class R4
Net assets	$53,572	$52,970	$52,258	$51,645
Shares outstanding	4,340	4,378	4,421	4,484
Net asset value, offering price and redemption price per share	$12.34	$12.10	$11.82	$11.52
Class R6
Net assets	$22,399,756	$18,794,140	$7,292,197	$4,298,767
Shares outstanding	1,815,616	1,554,446	617,012	373,326
Net asset value, offering price and redemption price per share	$12.34	$12.09	$11.82	$11.51
Class 1
Net assets	$140,212,188	$178,661,504	$217,600,472	$204,997,726
Shares outstanding	11,365,233	14,774,611	18,416,976	17,810,799
Net asset value, offering price and redemption price per share	$12.34	$12.09	$11.82	$11.51

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       30

STATEMENTS OF ASSETS AND LIABILITIES 2-28-18 (unaudited)

Continued

	Multi-Index 2020 Lifetime Portfolio	Multi-Index 2015 Lifetime Portfolio	Multi-Index 2010 Lifetime Portfolio
Assets
Investments in unaffiliated funds, at value	$95,608,079	$31,723,012	$21,530,647
Investments in affiliated funds, at value	58,156,363	15,550,672	8,858,472
Total investments, at value	153,764,442	47,273,684	30,389,119
Receivable for investments sold	—	87,239	85,719
Receivable for fund shares sold	1,151	4,794	6,418
Dividends and interest receivable	29	23	270
Receivable for securities lending income	3,996	1,305	1,409
Receivable due from advisor	586	427	395
Other assets	25,893	25,336	25,259
Total assets	153,796,097	47,392,808	30,508,589
Liabilities
Due to custodian	—	64,263	71,688
Payable for investments purchased	69,228	—	3,201
Payable for fund shares repurchased	39,008	—	—
Payable upon return of securities loaned	10,269,646	3,559,770	2,477,705
Payable to affiliates
Accounting and legal services fees	8,201	2,551	1,654
Transfer agent fees	27	7	12
Trustees' fees	210	67	30
Other liabilities and accrued expenses	40,507	40,093	40,693
Total liabilities	10,426,827	3,666,751	2,594,983
Net assets	$143,369,270	$43,726,057	$27,913,606
Net assets consist of
Paid-in capital	$134,101,164	$41,305,049	$26,839,247
Undistributed net investment income (loss)	100,086	40,924	30,531
Accumulated undistributed net realized gain (loss) on investments	4,895,006	1,132,814	505,637
Net unrealized appreciation (depreciation) on investments	4,273,014	1,247,270	538,191
Net assets	$143,369,270	$43,726,057	$27,913,606
Investments in unaffiliated funds, at cost	$92,419,598	$30,918,929	$21,189,003
Investments in affiliated funds, at cost	$57,071,830	$15,107,485	$8,661,925
Securities loaned, unaffiliated investments, at value	$10,058,702	$3,486,650	$2,426,812
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class R4
Net assets	$50,981	$50,232	$50,181
Shares outstanding	4,562	4,655	4,748
Net asset value, offering price and redemption price per share	$11.18	$10.79	$10.57
Class R6
Net assets	$3,269,080	$757,582	$1,361,993
Shares outstanding	292,511	70,214	128,838
Net asset value, offering price and redemption price per share	$11.18	$10.79	$10.57
Class 1
Net assets	$140,049,209	$42,918,243	$26,501,432
Shares outstanding	12,536,570	3,978,763	2,507,473
Net asset value, offering price and redemption price per share	$11.17	$10.79	$10.57

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       31

STATEMENTS OF OPERATIONS For the six months ended 2-28-18 (unaudited)

	Multi-Index 2060 Lifetime Portfolio	Multi-Index 2055 Lifetime Portfolio	Multi-Index 2050 Lifetime Portfolio	Multi-Index 2045 Lifetime Portfolio
Investment income
Income distributions received from affiliated funds	$100,169	$654,918	$958,261	$1,407,634
Dividends	39,111	287,606	422,213	627,253
Securities lending	40	254	426	640
Other income received from advisor	256	2,019	2,982	4,237
Interest	324	496	548	745
Total investment income	139,900	945,293	1,384,430	2,040,509
Expenses
Investment management fees	9,652	69,100	101,901	150,621
Distribution and service fees	2,032	14,353	19,093	26,640
Transfer agent fees	24	133	705	1,433
Accounting and legal services fees	700	4,983	7,354	10,892
State registration fees	19,046	20,988	19,312	18,919
Professional fees	22,232	20,046	20,511	21,323
Printing and postage	10,879	9,272	9,248	9,205
Custodian fees	10,235	12,218	11,718	15,685
Trustees' fees	318	767	955	1,292
Other	3,935	4,528	4,645	5,089
Total expenses before reductions	79,053	156,388	195,442	261,099
Less expense reductions	(77,045)	(142,060)	(176,373)	(234,483)
Net expenses	2,008	14,328	19,069	26,616
Net investment income (loss)	137,892	930,965	1,365,361	2,013,893
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated funds	52,771	409,495	538,184	902,253
Investments in affiliated funds	(12,822)	(36,049)	24,145	45,007
Capital gain distributions received from unaffiliated funds	78	498	743	1,091
Capital gain distributions received from affiliated funds	726,530	4,750,124	6,950,281	10,209,584
	766,557	5,124,068	7,513,353	11,157,935
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated funds	49,395	575,305	927,034	1,296,911
Investments in affiliated funds	(472,207)	(2,454,797)	(3,617,432)	(5,215,363)
	(422,812)	(1,879,492)	(2,690,398)	(3,918,452)
Net realized and unrealized gain (loss)	343,745	3,244,576	4,822,955	7,239,483
Increase (decrease) in net assets from operations	$481,637	$4,175,541	$6,188,316	$9,253,376

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       32

STATEMENTS OF OPERATIONS For the six months ended 2-28-18 (unaudited)Continued

	Multi-Index 2040 Lifetime Portfolio	Multi-Index 2035 Lifetime Portfolio	Multi-Index 2030 Lifetime Portfolio	Multi-Index 2025 Lifetime Portfolio
Investment income
Income distributions received from affiliated funds	$1,682,631	$1,886,111	$1,864,140	$1,503,506
Dividends	797,809	1,130,225	1,535,669	1,738,999
Securities lending	896	1,483	3,186	4,424
Other income received from advisor	76	—	—	—
Interest	645	794	1,115	1,358
Total investment income	2,482,057	3,018,613	3,404,110	3,248,287
Expenses
Investment management fees	189,881	248,840	313,448	329,956
Distribution and service fees	34,304	44,251	53,207	50,904
Transfer agent fees	1,341	976	354	243
Accounting and legal services fees	13,308	16,149	18,301	17,327
State registration fees	18,647	18,305	17,983	18,003
Professional fees	21,922	22,661	23,300	23,190
Printing and postage	9,172	9,154	9,143	9,167
Custodian fees	14,685	14,685	14,685	14,685
Trustees' fees	1,536	1,871	2,084	2,050
Other	5,058	5,366	5,612	6,060
Total expenses before reductions	309,854	382,258	458,117	471,585
Less expense reductions	(275,574)	(322,786)	(352,805)	(338,354)
Net expenses	34,280	59,472	105,312	133,231
Net investment income (loss)	2,447,777	2,959,141	3,298,798	3,115,056
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated funds	1,275,522	1,343,808	1,311,716	1,266,742
Investments in affiliated funds	75,396	91,930	268,607	578,799
Capital gain distributions received from unaffiliated funds	1,624	2,901	5,082	6,856
Capital gain distributions received from affiliated funds	12,204,138	13,679,983	13,520,629	10,904,944
	13,556,680	15,118,622	15,106,034	12,757,341
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated funds	1,431,442	1,260,410	485,768	(716,398)
Investments in affiliated funds	(6,119,411)	(6,794,099)	(6,827,640)	(5,683,866)
	(4,687,969)	(5,533,689)	(6,341,872)	(6,400,264)
Net realized and unrealized gain (loss)	8,868,711	9,584,933	8,764,162	6,357,077
Increase (decrease) in net assets from operations	$11,316,488	$12,544,074	$12,062,960	$9,472,133

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       33

STATEMENTS OF OPERATIONS For the six months ended 2-28-18 (unaudited)Continued

	Multi-Index 2020 Lifetime Portfolio	Multi-Index 2015 Lifetime Portfolio	Multi-Index 2010 Lifetime Portfolio
Investment income
Income distributions received from affiliated funds	$868,542	$220,516	$123,853
Dividends	1,439,055	498,851	359,635
Securities lending	3,996	1,305	1,409
Other income received from advisor	—	—	—
Interest	901	466	433
Total investment income	2,312,494	721,138	485,330
Expenses
Investment management fees	257,850	86,416	60,202
Distribution and service fees	36,125	11,242	7,166
Transfer agent fees	104	52	113
Accounting and legal services fees	12,093	3,800	2,459
State registration fees	18,452	19,411	19,680
Professional fees	22,109	20,021	19,537
Printing and postage	9,188	9,265	9,301
Custodian fees	14,685	10,235	10,235
Trustees' fees	1,564	666	480
Other	5,892	5,560	4,708
Total expenses before reductions	378,062	166,668	133,881
Less expense reductions	(272,708)	(131,727)	(111,539)
Net expenses	105,354	34,941	22,342
Net investment income (loss)	2,207,140	686,197	462,988
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated funds	539,408	145,300	91,414
Investments in affiliated funds	430,250	236,516	150,833
Capital gain distributions received from unaffiliated funds	7,309	3,242	2,642
Capital gain distributions received from affiliated funds	6,299,547	1,599,408	898,308
	7,276,514	1,984,466	1,143,197
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated funds	(1,107,962)	(592,006)	(501,646)
Investments in affiliated funds	(3,392,549)	(966,287)	(544,845)
	(4,500,511)	(1,558,293)	(1,046,491)
Net realized and unrealized gain (loss)	2,776,003	426,173	96,706
Increase (decrease) in net assets from operations	$4,983,143	$1,112,370	$559,694

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       34

STATEMENTS OF CHANGES IN NET ASSETS

	Multi-Index 2060 Lifetime Portfolio		Multi-Index 2055 Lifetime Portfolio		Multi-Index 2050 Lifetime Portfolio
	Six months ended 2-28-18	Year ended 8-31-17	Six months ended 2-28-18	Year ended 8-31-17	Six months ended 2-28-18	Year ended 8-31-17
	(unaudited)		(unaudited)		(unaudited)
Increase (decrease) in net assets
From operations
Net investment income (loss)	$137,892	$59,250	$930,965	$819,893	$1,365,361	$1,127,376
Net realized gain (loss)	766,557	120,241	5,124,068	2,132,638	7,513,353	2,933,936
Change in net unrealized appreciation (depreciation)	(422,812)	342,802	(1,879,492)	3,469,655	(2,690,398)	4,674,604
Increase (decrease) in net assets resulting from operations	481,637	522,293	4,175,541	6,422,186	6,188,316	8,735,916
Distributions to shareholders
From net investment income
Class R4[1,2]	(887)	—	(1,002)	—	(955)	—
Class R6	(10,183)	(1,804)	(38,895)	(2,140)	(212,401)	(2,168)
Class 1	(146,843)	(41,199)	(1,084,607)	(740,793)	(1,410,583)	(1,030,747)
From net realized gain
Class R4[1,2]	(1,263)	—	(2,613)	—	(2,429)	—
Class R6	(13,253)	(1)	(94,097)	(1,366)	(495,436)	(1,453)
Class 1	(196,438)	(12)	(2,688,943)	(485,835)	(3,374,987)	(708,840)
Total distributions	(368,867)	(43,016)	(3,910,157)	(1,230,134)	(5,496,791)	(1,743,208)
From portfolio share transactions
Portfolio share transactions	4,407,942	4,789,841	7,705,272	15,552,584	10,934,335	26,307,070
Total from portfolio share transactions	4,407,942	4,789,841	7,705,272	15,552,584	10,934,335	26,307,070
Total increase (decrease)	4,520,712	5,269,118	7,970,656	20,744,636	11,625,860	33,299,778
Net assets
Beginning of period	5,932,717	663,599	54,748,307	34,003,671	80,527,410	47,227,632
End of period	$10,453,429	$5,932,717	$62,718,963	$54,748,307	$92,153,270	$80,527,410
Undistributed net investment income (loss)	($3,203)	$16,818	($15,558)	$177,981	($20,657)	$237,921

1 Class R4 shares were liquidated on 6-15-16. Class R4 was relaunched on 4-7-17.

2 Inception date for Multi-Index 2060 Lifetime Portfolio was 4-7-17.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       35

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Multi-Index 2045 Lifetime Portfolio		Multi-Index 2040 Lifetime Portfolio		Multi-Index 2035 Lifetime Portfolio
	Six months ended 2-28-18	Year ended 8-31-17	Six months ended 2-28-18	Year ended 8-31-17	Six months ended 2-28-18	Year ended 8-31-17
	(unaudited)		(unaudited)		(unaudited)
Increase (decrease) in net assets
From operations
Net investment income (loss)	$2,013,893	$1,733,797	$2,447,777	$2,184,087	$2,959,141	$2,909,119
Net realized gain (loss)	11,157,935	4,429,675	13,556,680	5,690,588	15,118,622	6,948,515
Change in net unrealized appreciation (depreciation)	(3,918,452)	7,046,620	(4,687,969)	8,827,486	(5,533,689)	10,440,491
Increase (decrease) in net assets resulting from operations	9,253,376	13,210,092	11,316,488	16,702,161	12,544,074	20,298,125
Distributions to shareholders
From net investment income
Class R4[1]	(962)	—	(957)	—	(997)	—
Class R6	(430,617)	(2,169)	(403,805)	(2,198)	(309,277)	(2,186)
Class 1	(1,967,737)	(1,601,728)	(2,526,291)	(2,018,681)	(3,372,285)	(2,626,974)
From net realized gain
Class R4[1]	(2,589)	—	(2,516)	—	(2,566)	—
Class R6	(1,067,785)	(1,534)	(974,120)	(1,500)	(736,833)	(1,595)
Class 1	(5,004,583)	(1,162,915)	(6,250,505)	(1,415,002)	(8,233,092)	(1,967,731)
Total distributions	(8,474,273)	(2,768,346)	(10,158,194)	(3,437,381)	(12,655,050)	(4,598,486)
From portfolio share transactions
Portfolio share transactions	12,273,654	36,379,314	10,629,505	43,058,802	13,698,658	46,210,162
Total from portfolio share transactions	12,273,654	36,379,314	10,629,505	43,058,802	13,698,658	46,210,162
Total increase (decrease)	13,052,757	46,821,060	11,787,799	56,323,582	13,587,682	61,909,801
Net assets
Beginning of period	121,734,610	74,913,550	150,877,717	94,554,135	183,920,932	122,011,131
End of period	$134,787,367	$121,734,610	$162,665,516	$150,877,717	$197,508,614	$183,920,932
Undistributed net investment income (loss)	($28,697)	$356,726	($29,759)	$453,517	($4,590)	$718,828

1 Class R4 shares were liquidated on 6-15-16. Class R4 was relaunched on 4-7-17.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       36

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Multi-Index 2030 Lifetime Portfolio		Multi-Index 2025 Lifetime Portfolio		Multi-Index 2020 Lifetime Portfolio
	Six months ended 2-28-18	Year ended 8-31-17	Six months ended 2-28-18	Year ended 8-31-17	Six months ended 2-28-18	Year ended 8-31-17
	(unaudited)		(unaudited)		(unaudited)
Increase (decrease) in net assets
From operations
Net investment income (loss)	$3,298,798	$3,818,518	$3,115,056	$4,030,462	$2,207,140	$3,191,839
Net realized gain (loss)	15,106,034	7,749,562	12,757,341	6,883,518	7,276,514	4,121,568
Change in net unrealized appreciation (depreciation)	(6,341,872)	11,302,096	(6,400,264)	8,896,767	(4,500,511)	5,047,140
Increase (decrease) in net assets resulting from operations	12,062,960	22,870,176	9,472,133	19,810,747	4,983,143	12,360,547
Distributions to shareholders
From net investment income
Class R4[1]	(1,033)	—	(1,087)	—	(1,180)	—
Class R6	(110,751)	(2,315)	(89,073)	(2,505)	(39,317)	(2,608)
Class 1	(4,245,869)	(3,484,929)	(4,263,216)	(3,799,822)	(3,355,905)	(2,981,370)
From net realized gain
Class R4[1]	(2,521)	—	(2,251)	—	(1,882)	—
Class R6	(248,585)	(1,414)	(171,675)	(1,397)	(58,404)	(1,285)
Class 1	(9,754,481)	(2,183,930)	(8,401,860)	(2,170,129)	(5,087,997)	(1,501,317)
Total distributions	(14,363,240)	(5,672,588)	(12,929,162)	(5,973,853)	(8,544,685)	(4,486,580)
From portfolio share transactions
Portfolio share transactions	16,764,208	37,444,196	11,642,709	28,248,034	2,033,085	16,704,627
Total from portfolio share transactions	16,764,208	37,444,196	11,642,709	28,248,034	2,033,085	16,704,627
Total increase (decrease)	14,463,928	54,641,784	8,185,680	42,084,928	(1,528,457)	24,578,594
Net assets
Beginning of period	210,480,999	155,839,215	201,162,458	159,077,530	144,897,727	120,319,133
End of period	$224,944,927	$210,480,999	$209,348,138	$201,162,458	$143,369,270	$144,897,727
Undistributed net investment income (loss)	$22,326	$1,081,181	$87,089	$1,325,409	$100,086	$1,289,348

1 Class R4 shares were liquidated on 6-15-16. Class R4 was relaunched on 4-7-17.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       37

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Multi-Index 2015 Lifetime Portfolio		Multi-Index 2010 Lifetime Portfolio
	Six months ended 2-28-18	Year ended 8-31-17	Six months ended 2-28-18	Year ended 8-31-17
	(unaudited)		(unaudited)
Increase (decrease) in net assets
From operations
Net investment income (loss)	$686,197	$1,195,689	$462,988	$735,210
Net realized gain (loss)	1,984,466	1,375,114	1,143,197	810,945
Change in net unrealized appreciation (depreciation)	(1,558,293)	1,077,846	(1,046,491)	330,843
Increase (decrease) in net assets resulting from operations	1,112,370	3,648,649	559,694	1,876,998
Distributions to shareholders
From net investment income
Class R4[1]	(1,314)	—	(1,280)	—
Class R6	(29,630)	(2,718)	(45,067)	(2,953)
Class 1	(1,133,106)	(1,135,742)	(713,665)	(754,903)
From net realized gain
Class R4[1]	(1,751)	—	(1,315)	—
Class R6	(37,124)	(1,212)	(43,556)	(1,580)
Class 1	(1,446,124)	(516,460)	(702,927)	(411,581)
Total distributions	(2,649,049)	(1,656,132)	(1,507,810)	(1,171,017)
From portfolio share transactions
Portfolio share transactions	59,378	(3,758,613)	(2,208,081)	693,581
Total from portfolio share transactions	59,378	(3,758,613)	(2,208,081)	693,581
Total increase (decrease)	(1,477,301)	(1,766,096)	(3,156,197)	1,399,562
Net assets
Beginning of period	45,203,358	46,969,454	31,069,803	29,670,241
End of period	$43,726,057	$45,203,358	$27,913,606	$31,069,803
Undistributed net investment income (loss)	$40,924	$518,777	$30,531	$327,555

1 Class R4 shares were liquidated on 6-15-16. Class R4 was relaunched on 4-7-17.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       38

Financial highlights

Multi-Index 2060 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS R4
02-28-2018[5]	12.03	0.19	[8]	0.70	0.89	(0.20)	(0.29)	—	(0.49)	12.43	7.38	[6]	2.13	[7]	0.16	[7]	3.03	[7,8]	55	5
08-31-2017[9]	11.31	0.02		0.70	0.72	—	—	—	—	12.03	6.37	[6]	4.24	[7]	0.18	[7]	0.44	[7]	53	46	[10]
Class R6
02-28-2018[5]	12.03	0.29	[8]	0.61	0.90	(0.22)	(0.29)	—	(0.51)	12.42	7.45	[6]	1.88	[7]	—	[7]	4.65	[7,8]	223	5
08-31-2017	10.60	0.21		1.40	1.61	(0.18)	—	—	(0.18)	12.03	15.40		3.99		0.02		1.91		188	46
08-31-2016[11]	10.00	0.03		0.57	0.60	—	—	—	—	10.60	6.00	[6]	52.88	[7]	0.10	[7]	0.60	[7]	106	1
CLASS 1
02-28-2018[5]	12.03	0.20	[8]	0.70	0.90	(0.21)	(0.29)	—	(0.50)	12.43	7.49	[6]	1.92	[7]	0.05	[7]	3.28	[7,8]	10,176	5
08-31-2017	10.60	0.18		1.43	1.61	(0.18)	—	—	(0.18)	12.03	15.36		4.03		0.07		1.60		5,691	46
08-31-2016[11]	10.00	0.01		0.59	0.60	—	—	—	—	10.60	6.00	[6]	52.91	[7]	0.15	[7]	0.31	[7]	558	1

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. Accordingly, a significant portion of income is recorded in December.
3	Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.04%-0.65%, 0.04%-0.65% and 0.05%-0.65% for the periods ended 2-28-18, 8-31-17 and 8-31-16, respectively.
5	Six months ended 2-28-18. Unaudited.
6	Not annualized.
7	Annualized.
8	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of less than $0.005 and 0.01% for period ended 2-28-18.
9	Inception date for Class R4 shares was 4-7-17.
10	The portfolio turnover is shown for the period from 9-1-16 to 8-31-17.
11	Period from 3-30-16 (commencement of operations) to 8-31-16.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       39

Financial highlights continued

Multi-Index 2055 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS R4
02-28-2018[5]	12.18	0.19	[8]	0.71	0.90	(0.23)	(0.60)	—	(0.83)	12.25	7.39	[6]	0.74	[7]	0.16	[7]	3.05	[7,8]	54	9
08-31-2017[9]	11.45	0.02		0.71	0.73	—	—	—	—	12.18	6.38	[6]	0.72	[7]	0.18	[7]	0.45	[7]	53	15	[10]
08-31-2015	10.72	0.17		(0.60)	(0.43)	(0.14)	(0.02)	—	(0.16)	10.13		(4.09)	10.02		0.39		1.57		101	17
08-31-2014[11]	10.00	—		0.72	0.72	—	—	—	—	10.72	7.20	[6]	50.18	[7]	0.52	[7]	(0.01	) [7]	107	6
Class R6
02-28-2018[5]	12.19	0.18	[8]	0.73	0.91	(0.25)	(0.60)	—	(0.85)	12.25	7.45	[6]	0.49	[7]	—	[7]	2.87	[7,8]	2,475	9
08-31-2017	10.91	0.10		1.53	1.63	(0.21)	(0.14)	—	(0.35)	12.19	15.35		0.47		0.01		0.84		1,746	15
08-31-2016	10.14	0.19		0.75	0.94	(0.15)	(0.02)	—	(0.17)	10.91	9.45		0.69		0.07		1.90		109	8
08-31-2015	10.73	0.19		(0.60)	(0.41)	(0.16)	(0.02)	—	(0.18)	10.14		(3.91)	10.27		0.19		1.76		101	17
08-31-2014[11]	10.00	0.01		0.72	0.73	—	—	—	—	10.73	7.30	[6]	51.42	[7]	0.27	[7]	0.23	[7]	107	6
CLASS 1
02-28-2018[5]	12.19	0.20	[8]	0.71	0.91	(0.24)	(0.60)	—	(0.84)	12.26	7.49	[6]	0.53	[7]	0.05	[7]	3.15	[7,8]	60,191	9
08-31-2017	10.91	0.21		1.42	1.63	(0.21)	(0.14)	—	(0.35)	12.19	15.28		0.51		0.06		1.86		52,950	15
08-31-2016	10.14	0.16		0.78	0.94	(0.15)	(0.02)	—	(0.17)	10.91	9.39		0.73		0.12		1.61		33,895	8
08-31-2015	10.73	0.08		(0.50)	(0.42)	(0.15)	(0.02)	—	(0.17)	10.14		(3.98)	3.08		0.24		0.75		10,587	17
08-31-2014[11]	10.00	0.01		0.72	0.73	—	—	—	—	10.73	7.30	[6]	33.10	[7]	0.32	[7]	0.19	[7]	177	6

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. Accordingly, a significant portion of income is recorded in December.
3	Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.04%-0.65%, 0.04%-0.65%, 0.05%-0.65%, 0.07%-0.68% and 0.08%-0.65% for the periods ended 2-28-18, 8-31-17, 8-31-16, 8-31-15 and 8-31-14, respectively.
5	Six months ended 2-28-18. Unaudited.
6	Not annualized.
7	Annualized.
8	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of less than $0.005 and 0.01% for period ended 2-28-18.
9	Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding at 8-31-16.
10	The portfolio turnover is shown for the period from 9-1-16 to 8-31-17.
11	Period from 11-17-13 (commencement of operations) to 8-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       40

Multi-Index 2050 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS R4
02-28-2018[5]	12.26	0.19	[8]	0.72	0.91	(0.22)	(0.56)	—	(0.78)	12.39	7.45	[6]	0.66	[7]	0.16	[7,8]	3.05	[7]	54	8
08-31-2017[9]	11.53	0.02		0.71	0.73	—	—	—	—	12.26	6.33	[6]	0.69	[7]	0.18	[7]	0.44	[7]	53	16	[10]
08-31-2015	10.80	0.17		(0.61)	(0.44)	(0.13)	(0.02)	—	(0.15)	10.21		(4.11)	7.11		0.39		1.58		102	11
08-31-2014[11]	10.00	0.12		1.08	1.20	(0.22)	(0.03)	(0.15)	(0.40)	10.80	12.27	[6]	31.17	[7]	0.52	[7]	1.48	[7]	108	4
Class R6
02-28-2018[5]	12.26	0.19	[8]	0.73	0.92	(0.24)	(0.56)	—	(0.80)	12.38	7.53	[6]	0.41	[7]	—	[7,8]	3.07	[7]	12,246	8
08-31-2017	10.99	0.04		1.60	1.64	(0.22)	(0.15)	—	(0.37)	12.26	15.26		0.44		0.01		0.31		10,359	16
08-31-2016	10.22	0.20		0.77	0.97	(0.16)	(0.04)	—	(0.20)	10.99	9.52		0.65		0.07		1.91		110	8
08-31-2015	10.82	0.19		(0.61)	(0.42)	(0.16)	(0.02)	—	(0.18)	10.22		(3.96)	6.93		0.20		1.77		102	11
08-31-2014[11]	10.00	0.14		1.08	1.22	(0.22)	(0.03)	(0.15)	(0.40)	10.82	12.52	[6]	31.10	[7]	0.27	[7]	1.73	[7]	108	4
CLASS 1
02-28-2018[5]	12.27	0.20	[8]	0.71	0.91	(0.23)	(0.56)	—	(0.79)	12.39	7.47	[6]	0.45	[7]	0.05	[7,8]	3.13	[7]	79,854	8
08-31-2017	10.99	0.22		1.42	1.64	(0.21)	(0.15)	—	(0.36)	12.27	15.29		0.48		0.06		1.90		70,115	16
08-31-2016	10.22	0.17		0.79	0.96	(0.15)	(0.04)	—	(0.19)	10.99	9.46		0.68		0.12		1.61		47,118	8
08-31-2015	10.82	0.10		(0.53)	(0.43)	(0.15)	(0.02)	—	(0.17)	10.22		(4.06)	1.38		0.25		0.95		17,035	11
08-31-2014[11]	10.00	0.07		1.15	1.22	(0.22)	(0.03)	(0.15)	(0.40)	10.82	12.51	[6]	15.06	[7]	0.32	[7]	0.79	[7]	748	4

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. Accordingly, a significant portion of income is recorded in December.
3	Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.04%-0.65%, 0.04%-0.65%, 0.05%-0.65%, 0.07%-0.68% and 0.08%-0.65% for the periods ended 2-28-18, 8-31-17, 8-31-16, 8-31-15 and 8-31-14, respectively.
5	Six months ended 2-28-18. Unaudited.
6	Not annualized.
7	Annualized.
8	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of less than $0.005 and 0.01% for period ended 2-28-18.
9	Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding at 8-31-16.
10	The portfolio turnover is shown for the period from 9-1-16 to 8-31-17.
11	Period from 11-7-13 (commencement of operations) to 8-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       41

Financial highlights continued

Multi-Index 2045 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS R4
02-28-2018[5]	12.21	0.19	[8]	0.71	0.90	(0.22)	(0.59)	—	(0.81)	12.30	7.44	[6]	0.62	[7]	0.16	[7]	3.06	[7,8]	54	9
08-31-2017[9]	11.48	0.02		0.71	0.73	—	—	—	—	12.21	6.35	[6]	0.63	[7]	0.18	[7]	0.44	[7]	53	21	[10]
08-31-2015	10.80	0.17		(0.61)	(0.44)	(0.14)	(0.02)	—	(0.16)	10.20		(4.19)	6.65		0.39		1.57		102	16
08-31-2014[11]	10.00	0.12		1.08	1.20	(0.22)	(0.03)	(0.15)	(0.40)	10.80	12.27	[6]	28.26	[7]	0.52	[7]	1.49	[7]	108	10
Class R6
02-28-2018[5]	12.22	0.19	[8]	0.73	0.92	(0.24)	(0.59)	—	(0.83)	12.31	7.59	[6]	0.37	[7]	—	[7]	3.08	[7,8]	25,588	9
08-31-2017	10.96	0.03		1.60	1.63	(0.22)	(0.15)	—	(0.37)	12.22	15.29		0.37		0.01		0.24		21,476	21
08-31-2016	10.21	0.20		0.75	0.95	(0.16)	(0.04)	—	(0.20)	10.96	9.35		0.50		0.07		1.91		110	7
08-31-2015	10.82	0.19		(0.62)	(0.43)	(0.16)	(0.02)	—	(0.18)	10.21		(4.04)	6.46		0.20		1.77		102	16
08-31-2014[11]	10.00	0.14		1.08	1.22	(0.22)	(0.03)	(0.15)	(0.40)	10.82	12.52	[6]	28.18	[7]	0.27	[7]	1.73	[7]	108	10
CLASS 1
02-28-2018[5]	12.22	0.20	[8]	0.70	0.90	(0.23)	(0.59)	—	(0.82)	12.30	7.45	[6]	0.41	[7]	0.05	[7]	3.12	[7,8]	109,146	9
08-31-2017	10.96	0.22		1.40	1.62	(0.21)	(0.15)	—	(0.36)	12.22	15.24		0.41		0.06		1.93		100,206	21
08-31-2016	10.20	0.17		0.78	0.95	(0.15)	(0.04)	—	(0.19)	10.96	9.41		0.53		0.12		1.64		74,804	7
08-31-2015	10.81	0.11		(0.54)	(0.43)	(0.16)	(0.02)	—	(0.18)	10.20		(4.09)	0.91		0.25		1.03		30,197	16
08-31-2014[11]	10.00	0.04		1.17	1.21	(0.22)	(0.03)	(0.15)	(0.40)	10.81	12.41	[6]	12.15	[7]	0.32	[7]	0.46	[7]	1,425	10

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. Accordingly, a significant portion of income is recorded in December.
3	Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.04%-0.65%, 0.04%-0.65%, 0.05%-0.65%, 0.07%-0.68% and 0.08%-0.65% for the periods ended 2-28-18, 8-31-17, 8-31-16, 8-31-15 and 8-31-14, respectively.
5	Six months ended 2-28-18. Unaudited.
6	Not annualized.
7	Annualized.
8	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of less than $0.005 and 0.01% for period ended 2-28-18.
9	Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding at 8-31-16.
10	The portfolio turnover is shown for the period from 9-1-16 to 8-31-17.
11	Period from 11-7-13 (commencement of operations) to 8-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       42

Multi-Index 2040 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS R4
02-28-2018[5]	12.25	0.19	[8]	0.70	0.89	(0.22)	(0.58)	—	(0.80)	12.34	7.28	[6]	0.61	[7]	0.16	[7]	3.02	[7,8]	54	10
08-31-2017[9]	11.52	0.02		0.71	0.73	—	—	—	—	12.25	6.34	[6]	0.61	[7]	0.18	[7]	0.46	[7]	53	19	[10]
08-31-2015	10.80	0.17		(0.60)	(0.43)	(0.14)	(0.02)	—	(0.16)	10.21		(4.07)	6.55		0.40		1.58		102	19
08-31-2014[11]	10.00	0.12		1.08	1.20	(0.22)	(0.03)	(0.15)	(0.40)	10.80	12.27	[6]	25.76	[7]	0.52	[7]	1.48	[7]	108	3
Class R6
02-28-2018[5]	12.25	0.19	[8]	0.72	0.91	(0.24)	(0.58)	—	(0.82)	12.34	7.45	[6]	0.36	[7]	—	[7]	3.08	[7,8]	22,400	10
08-31-2017	10.99	0.03		1.60	1.63	(0.22)	(0.15)	—	(0.37)	12.25	15.24		0.36		0.02		0.25		20,326	19
08-31-2016	10.22	0.20		0.76	0.96	(0.16)	(0.03)	—	(0.19)	10.99	9.46		0.45		0.07		1.90		110	10
08-31-2015	10.82	0.19		(0.61)	(0.42)	(0.16)	(0.02)	—	(0.18)	10.22		(3.92)	6.36		0.20		1.77		102	19
08-31-2014[11]	10.00	0.14		1.08	1.22	(0.22)	(0.03)	(0.15)	(0.40)	10.82	12.52	[6]	25.69	[7]	0.27	[7]	1.73	[7]	108	3
CLASS 1
02-28-2018[5]	12.25	0.19	[8]	0.71	0.90	(0.23)	(0.58)	—	(0.81)	12.34	7.40	[6]	0.40	[7]	0.05	[7]	3.09	[7,8]	140,212	10
08-31-2017	10.98	0.22		1.41	1.63	(0.21)	(0.15)	—	(0.36)	12.25	15.29		0.39		0.07		1.92		130,499	19
08-31-2016	10.21	0.17		0.78	0.95	(0.15)	(0.03)	—	(0.18)	10.98	9.42		0.49		0.12		1.60		94,444	10
08-31-2015	10.81	0.10		(0.52)	(0.42)	(0.16)	(0.02)	—	(0.18)	10.21		(3.98)	0.81		0.25		0.98		36,205	19
08-31-2014[11]	10.00	0.03		1.18	1.21	(0.22)	(0.03)	(0.15)	(0.40)	10.81	12.41	[6]	9.65	[7]	0.32	[7]	0.38	[7]	2,057	3

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. Accordingly, a significant portion of income is recorded in December.
3	Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.04%-0.65%, 0.04%-0.65%, 0.05%-0.65%, 0.07%-0.68% and 0.08%-0.65% for the periods ended 2-28-18, 8-31-17, 8-31-16, 8-31-15 and 8-31-14, respectively.
5	Six months ended 2-28-18. Unaudited.
6	Not annualized.
7	Annualized.
8	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of less than $0.005 and less than 0.005% for period ended 2-28-18.
9	Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding at 8-31-16.
10	The portfolio turnover is shown for the period from 9-1-16 to 8-31-17.
11	Period from 11-7-13 (commencement of operations) to 8-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       43

Financial highlights continued

Multi-Index 2035 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS R4
02-28-2018[5]	12.11	0.19	0.61	0.80	(0.23)	(0.58)	—	(0.81)	12.10	6.65	[7]	0.61	[8]	0.18	[8]	3.02	[8]	53	9
08-31-2017[9]	11.42	0.03	0.66	0.69	—	—	—	—	12.11	6.04	[7]	0.60	[8]	0.20	[8]	0.59	[8]	53	22	[10]
08-31-2015	10.80	0.17	(0.61)	(0.44)	(0.14)	(0.02)	—	(0.16)	10.20		(4.14)	6.39		0.41		1.61		102	15
08-31-2014[6]	10.00	0.13	1.06	1.19	(0.21)	(0.03)	(0.15)	(0.39)	10.80	12.25	[7]	25.92	[8]	0.52	[8]	1.52	[8]	108	6
Class R6
02-28-2018[5]	12.11	0.19	0.62	0.81	(0.25)	(0.58)	—	(0.83)	12.09	6.72	[7]	0.36	[8]	0.02	[8]	3.09	[8]	18,794	9
08-31-2017	10.94	0.05	1.50	1.55	(0.22)	(0.16)	—	(0.38)	12.11	14.56		0.35		0.03		0.42		14,013	22
08-31-2016	10.21	0.20	0.73	0.93	(0.16)	(0.04)	—	(0.20)	10.94	9.20		0.42		0.09		1.98		109	10
08-31-2015	10.82	0.19	(0.61)	(0.42)	(0.17)	(0.02)	—	(0.19)	10.21		(3.99)	6.20		0.21		1.81		102	15
08-31-2014[6]	10.00	0.15	1.07	1.22	(0.22)	(0.03)	(0.15)	(0.40)	10.82	12.50	[7]	25.84	[8]	0.27	[8]	1.76	[8]	108	6
CLASS 1
02-28-2018[5]	12.11	0.19	0.61	0.80	(0.24)	(0.58)	—	(0.82)	12.09	6.67	[7]	0.40	[8]	0.07	[8]	3.07	[8]	178,662	9
08-31-2017	10.95	0.22	1.31	1.53	(0.21)	(0.16)	—	(0.37)	12.11	14.39		0.39		0.08		1.97		169,855	22
08-31-2016	10.21	0.18	0.76	0.94	(0.16)	(0.04)	—	(0.20)	10.95	9.24		0.45		0.14		1.72		121,902	10
08-31-2015	10.82	0.12	(0.55)	(0.43)	(0.16)	(0.02)	—	(0.18)	10.21		(4.09)	0.64		0.26		1.08		51,032	15
08-31-2014[6]	10.00	0.03	1.19	1.22	(0.22)	(0.03)	(0.15)	(0.40)	10.82	12.49	[7]	9.80	[8]	0.32	[8]	0.33	[8]	2,519	6

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. Accordingly, a significant portion of income is recorded in December.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.04%-0.65%, 0.04%-0.65%, 0.05%-0.65%, 0.07%-0.68% and 0.08%-0.65% for the periods ended 2-28-18, 8-31-17, 8-31-16, 8-31-15 and 8-31-14, respectively.
5	Six months ended 2-28-18. Unaudited.
6	Period from 11-7-13 (commencement of operations) to 8-31-14.
7	Not annualized.
8	Annualized.
9	Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding at 8-31-16.
10	The portfolio turnover is shown for the period from 9-1-16 to 8-31-17.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       44

Multi-Index 2030 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS R4
02-28-2018[5]	11.95	0.18	0.49	0.67	(0.23)	(0.57)	—	(0.80)	11.82	5.63	[7]	0.63	[8]	0.21	[8]	2.99	[8]	52	10
08-31-2017[9]	11.31	0.04	0.60	0.64	—	—	—	—	11.95	5.66	[7]	0.62	[8]	0.22	[8]	0.77	[8]	53	25	[10]
08-31-2015	10.75	0.19	(0.59)	(0.40)	(0.13)	(0.02)	—	(0.15)	10.20		(3.75)	6.34		0.43		1.75		102	22
08-31-2014[6]	10.00	0.14	0.99	1.13	(0.25)	(0.02)	(0.11)	(0.38)	10.75	11.63	[7]	23.83	[8]	0.54	[8]	1.63	[8]	107	4
Class R6
02-28-2018[5]	11.95	0.18	0.51	0.69	(0.25)	(0.57)	—	(0.82)	11.82	5.81	[7]	0.38	[8]	0.05	[8]	2.94	[8]	7,292	10
08-31-2017	10.92	0.08	1.32	1.40	(0.23)	(0.14)	—	(0.37)	11.95	13.22		0.37		0.06		0.75		4,730	25
08-31-2016	10.21	0.22	0.70	0.92	(0.17)	(0.04)	—	(0.21)	10.92	9.10		0.41		0.11		2.11		109	8
08-31-2015	10.77	0.21	(0.59)	(0.38)	(0.16)	(0.02)	—	(0.18)	10.21		(3.61)	6.16		0.24		1.94		102	22
08-31-2014[6]	10.00	0.16	0.89	1.05	(0.26)	(0.02)	—	(0.28)	10.77	11.88	[7]	23.76	[8]	0.29	[8]	1.88	[8]	108	4
CLASS 1
02-28-2018[5]	11.95	0.18	0.51	0.69	(0.25)	(0.57)	—	(0.82)	11.82	5.76	[7]	0.42	[8]	0.10	[8]	3.02	[8]	217,600	10
08-31-2017	10.92	0.24	1.16	1.40	(0.23)	(0.14)	—	(0.37)	11.95	13.16		0.40		0.11		2.10		205,698	25
08-31-2016	10.21	0.19	0.72	0.91	(0.16)	(0.04)	—	(0.20)	10.92	9.05		0.44		0.16		1.85		155,730	8
08-31-2015	10.76	0.14	(0.52)	(0.38)	(0.15)	(0.02)	—	(0.17)	10.21		(3.61)	0.58		0.29		1.35		64,587	22
08-31-2014[6]	10.00	0.03	1.12	1.15	(0.26)	(0.02)	(0.11)	(0.39)	10.76	11.77	[7]	7.69	[8]	0.34	[8]	0.40	[8]	3,663	4

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. Accordingly, a significant portion of income is recorded in December.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.04%-0.65%, 0.04%-0.65%, 0.05%-0.65%, 0.07%-0.68% and 0.08%-0.65% for the periods ended 2-28-18, 8-31-17, 8-31-16, 8-31-15 and 8-31-14, respectively.
5	Six months ended 2-28-18. Unaudited.
6	Period from 11-7-13 (commencement of operations) to 8-31-14.
7	Not annualized.
8	Annualized.
9	Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding at 8-31-16.
10	The portfolio turnover is shown for the period from 9-1-16 to 8-31-17.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       45

Financial highlights continued

Multi-Index 2025 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS R4
02-28-2018[5]	11.72	0.18	0.36	0.54	(0.24)	(0.50)	—	(0.74)	11.52	4.63	[7]	0.67	[8]	0.24	[8]	2.97	[8]	52	14
08-31-2017[9]	11.15	0.05	0.52	0.57	—	—	—	—	11.72	5.11	[7]	0.65	[8]	0.26	[8]	0.99	[8]	53	28	[10]
08-31-2015	10.69	0.20	(0.56)	(0.36)	(0.12)	(0.02)	—	(0.14)	10.19		(3.43)	6.38		0.46		1.92		102	24
08-31-2014[6]	10.00	0.15	0.91	1.06	(0.35)	(0.02)	—	(0.37)	10.69	10.91	[7]	23.08	[8]	0.57	[8]	1.77	[8]	107	9
Class R6
02-28-2018[5]	11.72	0.18	0.37	0.55	(0.26)	(0.50)	—	(0.76)	11.51	4.69	[7]	0.42	[8]	0.08	[8]	3.12	[8]	4,299	14
08-31-2017	10.90	0.11	1.10	1.21	(0.25)	(0.14)	—	(0.39)	11.72	11.46		0.40		0.09		1.03		3,001	28
08-31-2016	10.21	0.24	0.66	0.90	(0.18)	(0.03)	—	(0.21)	10.90	8.92		0.43		0.14		2.31		109	12
08-31-2015	10.70	0.23	(0.56)	(0.33)	(0.14)	(0.02)	—	(0.16)	10.21		(3.10)	6.20		0.26		2.11		102	24
08-31-2014[6]	10.00	0.17	0.91	1.08	(0.36)	(0.02)	—	(0.38)	10.70	11.06	[7]	23.01	[8]	0.32	[8]	2.01	[8]	107	9
CLASS 1
02-28-2018[5]	11.72	0.18	0.37	0.55	(0.26)	(0.50)	—	(0.76)	11.51	4.65	[7]	0.46	[8]	0.13	[8]	3.00	[8]	204,998	14
08-31-2017	10.89	0.25	0.97	1.22	(0.25)	(0.14)	—	(0.39)	11.72	11.50		0.44		0.14		2.25		198,109	28
08-31-2016	10.20	0.22	0.67	0.89	(0.17)	(0.03)	—	(0.20)	10.89	8.87		0.46		0.19		2.11		158,969	12
08-31-2015	10.70	0.16	(0.50)	(0.34)	(0.14)	(0.02)	—	(0.16)	10.20		(3.24)	0.59		0.31		1.53		78,157	24
08-31-2014[6]	10.00	0.05	1.03	1.08	(0.36)	(0.02)	—	(0.38)	10.70	11.05	[7]	6.90	[8]	0.37	[8]	0.66	[8]	4,429	9

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. Accordingly, a significant portion of income is recorded in December.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.04%-0.65%, 0.04%-0.65%, 0.05%-0.65%, 0.07%-0.68% and 0.08%-0.65% for the periods ended 2-28-18, 8-31-17, 8-31-16, 8-31-15 and 8-31-14, respectively.
5	Six months ended 2-28-18. Unaudited.
6	Period from 11-7-13 (commencement of operations) to 8-31-14.
7	Not annualized.
8	Annualized.
9	Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding at 8-31-16.
10	The portfolio turnover is shown for the period from 9-1-16 to 8-31-17.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       46

Multi-Index 2020 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS R4
02-28-2018[5]	11.45	0.17	0.23	0.40	(0.26)	(0.41)	—	(0.67)	11.18	3.47	[7]	0.73	[8]	0.26	[8]	2.96	[8]	51	15
08-31-2017[9]	10.96	0.06	0.43	0.49	—	—	—	—	11.45	4.47	[7]	0.71	[8]	0.28	[8]	1.25	[8]	52	37	[10]
08-31-2015	10.61	0.22	(0.54)	(0.32)	(0.12)	(0.01)	—	(0.13)	10.16		(3.10)	6.54		0.49		2.08		102	31
08-31-2014[6]	10.00	0.16	0.81	0.97	(0.34)	(0.02)	—	(0.36)	10.61	9.94	[7]	26.26	[8]	0.61	[8]	1.94	[8]	106	68
Class R6
02-28-2018[5]	11.46	0.15	0.26	0.41	(0.28)	(0.41)	—	(0.69)	11.18	3.55	[7]	0.48	[8]	0.09	[8]	2.74	[8]	3,269	15
08-31-2017	10.84	0.21	0.79	1.00	(0.25)	(0.13)	—	(0.38)	11.46	9.62		0.46		0.11		1.97		622	37
08-31-2016	10.17	0.26	0.61	0.87	(0.18)	(0.02)	—	(0.20)	10.84	8.78		0.50		0.16		2.53		108	18
08-31-2015	10.63	0.24	(0.55)	(0.31)	(0.14)	(0.01)	—	(0.15)	10.17		(2.96)	6.36		0.29		2.28		102	31
08-31-2014[6]	10.00	0.18	0.81	0.99	(0.34)	(0.02)	—	(0.36)	10.63	10.19	[7]	26.19	[8]	0.36	[8]	2.19	[8]	106	68
CLASS 1
02-28-2018[5]	11.46	0.17	0.22	0.39	(0.27)	(0.41)	—	(0.68)	11.17	3.41	[7]	0.52	[8]	0.14	[8]	3.03	[8]	140,049	15
08-31-2017	10.83	0.26	0.76	1.02	(0.26)	(0.13)	—	(0.39)	11.46	9.67		0.50		0.16		2.41		144,223	37
08-31-2016	10.17	0.24	0.62	0.86	(0.18)	(0.02)	—	(0.20)	10.83	8.62		0.53		0.21		2.35		120,211	18
08-31-2015	10.62	0.18	(0.48)	(0.30)	(0.14)	(0.01)	—	(0.15)	10.17		(2.91)	0.70		0.34		1.76		60,619	31
08-31-2014[6]	10.00	0.09	0.89	0.98	(0.34)	(0.02)	—	(0.36)	10.62	10.07	[7]	10.03	[8]	0.41	[8]	1.13	[8]	2,147	68

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. Accordingly, a significant portion of income is recorded in December.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.04%-0.65%, 0.04%-0.65%, 0.05%-0.65%, 0.07%-0.68% and 0.08%-0.65% for the periods ended 2-28-18, 8-31-17, 8-31-16, 8-31-15 and 8-31-14, respectively.
5	Six months ended 2-28-18. Unaudited.
6	Period from 11-7-13 (commencement of operations) to 8-31-14.
7	Not annualized.
8	Annualized.
9	Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding at 8-31-16.
10	The portfolio turnover is shown for the period from 9-1-16 to 8-31-17.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       47

Financial highlights continued

Multi-Index 2015 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS R4
02-28-2018[5]	11.18	0.16	0.11	0.27	(0.28)	(0.38)	—	(0.66)	10.79	2.35	[7]	0.94	[8]	0.27	[8]	2.96	[8]	50	16
08-31-2017[9]	10.74	0.07	0.37	0.44	—	—	—	—	11.18	4.10	[7]	0.88	[8]	0.29	[8]	1.48	[8]	52	47	[10]
08-31-2015	10.52	0.23	(0.54)	(0.31)	(0.10)	(0.01)	—	(0.11)	10.10		(2.94)	7.10		0.52		2.23		101	59
08-31-2014[6]	10.00	0.17	0.70	0.87	(0.28)	(0.02)	(0.05)	(0.35)	10.52	8.89	[7]	28.39	[8]	0.64	[8]	2.09	[8]	105	108
Class R6
02-28-2018[5]	11.18	0.19	0.10	0.29	(0.30)	(0.38)	—	(0.68)	10.79	2.51	[7]	0.69	[8]	0.10	[8]	3.47	[8]	758	16
08-31-2017	10.74	0.24	0.59	0.83	(0.27)	(0.12)	—	(0.39)	11.18	8.04		0.63		0.12		2.26		383	47
08-31-2016	10.12	0.27	0.57	0.84	(0.19)	(0.03)	—	(0.22)	10.74	8.41		0.76		0.17		2.68		107	26
08-31-2015	10.53	0.25	(0.52)	(0.27)	(0.13)	(0.01)	—	(0.14)	10.12		(2.60)	6.92		0.33		2.42		101	59
08-31-2014[6]	10.00	0.19	0.69	0.88	(0.28)	(0.02)	(0.05)	(0.35)	10.53	9.04	[7]	28.33	[8]	0.39	[8]	2.34	[8]	105	108
CLASS 1
02-28-2018[5]	11.18	0.17	0.11	0.28	(0.29)	(0.38)	—	(0.67)	10.79	2.47	[7]	0.73	[8]	0.15	[8]	3.00	[8]	42,918	16
08-31-2017	10.74	0.27	0.56	0.83	(0.27)	(0.12)	—	(0.39)	11.18	7.98		0.66		0.17		2.52		44,768	47
08-31-2016	10.11	0.25	0.59	0.84	(0.18)	(0.03)	—	(0.21)	10.74	8.47		0.79		0.22		2.47		46,862	26
08-31-2015	10.53	0.20	(0.49)	(0.29)	(0.12)	(0.01)	—	(0.13)	10.11		(2.75)	1.21		0.38		1.96		19,945	59
08-31-2014[6]	10.00	0.09	0.79	0.88	(0.28)	(0.02)	(0.05)	(0.35)	10.53	9.03	[7]	12.09	[8]	0.44	[8]	1.13	[8]	1,675	108

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. Accordingly, a significant portion of income is recorded in December.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.04%-0.65%, 0.04%-0.65%, 0.05%-0.65%, 0.07%-0.68% and 0.08%-0.65% for the periods ended 2-28-18, 8-31-17, 8-31-16, 8-31-15 and 8-31-14, respectively.
5	Six months ended 2-28-18. Unaudited.
6	Period from 11-7-13 (commencement of operations) to 8-31-14.
7	Not annualized.
8	Annualized.
9	Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding at 8-31-16.
10	The portfolio turnover is shown for the period from 9-1-16 to 8-31-17.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       48

Multi-Index 2010 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS R4
02-28-2018[5]	10.93	0.16	0.03	0.19	(0.27)	(0.28)	—	(0.55)	10.57	1.66	[7]	1.10	[8]	0.26	[8]	2.97	[8]	50	13
08-31-2017[9]	10.53	0.07	0.33	0.40	—	—	—	—	10.93	3.80	[7]	1.04	[8]	0.29	[8]	1.62	[8]	52	52	[10]
08-31-2015	10.47	0.24	(0.49)	(0.25)	(0.12)	(0.01)	—	(0.13)	10.09		(2.46)	7.41		0.56		2.34		101	115
08-31-2014[6]	10.00	0.17	0.63	0.80	(0.32)	(0.01)	—	(0.33)	10.47	8.25	[7]	24.42	[8]	0.67	[8]	2.04	[8]	105	12
Class R6
02-28-2018[5]	10.94	0.17	0.02	0.19	(0.28)	(0.28)	—	(0.56)	10.57	1.71	[7]	0.85	[8]	0.10	[8]	3.16	[8]	1,362	13
08-31-2017	10.68	0.16	0.56	0.72	(0.30)	(0.16)	—	(0.46)	10.94	6.98		0.79		0.13		1.59		1,953	52
08-31-2016	10.10	0.29	0.53	0.82	(0.18)	(0.06)	—	(0.24)	10.68	8.31		0.95		0.17		2.81		107	46
08-31-2015	10.48	0.26	(0.49)	(0.23)	(0.14)	(0.01)	—	(0.15)	10.10		(2.22)	7.31		0.38		2.54		101	115
08-31-2014[6]	10.00	0.19	0.63	0.82	(0.33)	(0.01)	—	(0.34)	10.48	8.40	[7]	24.35	[8]	0.42	[8]	2.29	[8]	105	12
CLASS 1
02-28-2018[5]	10.93	0.17	0.03	0.20	(0.28)	(0.28)	—	(0.56)	10.57	1.76	[7]	0.89	[8]	0.15	[8]	3.06	[8]	26,501	13
08-31-2017	10.68	0.28	0.42	0.70	(0.29)	(0.16)	—	(0.45)	10.93	6.83		0.83		0.18		2.59		29,065	52
08-31-2016	10.09	0.27	0.56	0.83	(0.18)	(0.06)	—	(0.24)	10.68	8.36		0.99		0.22		2.64		29,563	46
08-31-2015	10.48	0.24	(0.48)	(0.24)	(0.14)	(0.01)	—	(0.15)	10.09		(2.36)	1.49		0.41		2.27		12,576	115
08-31-2014[6]	10.00	0.12	0.70	0.82	(0.33)	(0.01)	—	(0.34)	10.48	8.39	[7]	8.07	[8]	0.47	[8]	1.46	[8]	3,311	12

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. Accordingly, a significant portion of income is recorded in December.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.04%-0.65%, 0.04%-0.65%, 0.05%-0.65%, 0.07%-0.68% and 0.08%-0.65% for the periods ended 2-28-18, 8-31-17, 8-31-16, 8-31-15 and 8-31-14, respectively.
5	Six months ended 2-28-18. Unaudited.
6	Period from 11-7-13 (commencement of operations) to 8-31-14.
7	Not annualized.
8	Annualized.
9	Period from 4-7-17 (relaunch date) to 8-31-17. Class R4 liquidated on 6-15-16, accordingly, there were no shares of this class outstanding at 8-31-16.
10	The portfolio turnover is shown for the period from 9-1-16 to 8-31-17.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       49

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Funds II (the Trust) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series, eleven of which (collectively, Multi-Index Lifetime Portfolios, or the portfolios, and each individually, the portfolio) are presented in this report. The Multi-Index Lifetime Portfolios are series of the Trust and operate as "funds of funds" that may invest in other series of the Trust, other funds in the John Hancock group of funds complex, non-John Hancock funds and certain other investments.

The portfolios may offer multiple classes of shares. The shares currently offered by the portfolios are detailed in the Statements of assets and liabilities. Class R4 shares are only available to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation (MFC). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees if any, and transfer agent fees for each class may differ.

The investment objectives of all portfolios are to seek high total returns through the portfolios' target retirement dates, with greater focus on income beyond the target dates. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.

The accounting policies of the John Hancock underlying funds in which the portfolios invest are outlined in the underlying funds' shareholder reports, which include the underlying funds' financial statements, available without charge by calling 800-344-1029 or visiting jhinvestments.com, on the Securities and Exchange Commission (SEC) website at sec.gov or at the SEC's public reference room in Washington, D.C. The underlying funds are not covered by this report.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the portfolios' Valuation Policies and Procedures.

In order to value the securities, the portfolios use the following valuation techniques: Investments by the portfolios in underlying affiliated funds, including John Hancock Collateral Trust (JHCT), and other open-end management investment companies are valued at their respective NAVs each business day. Exchange-traded funds (ETFs) held by the portfolios are valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the portfolio's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of February 28, 2018, for all portfolios, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Income and capital gain distributions from underlying funds are recorded on ex-date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The portfolios may lend their securities to earn additional income. They receive cash collateral from the borrower in an amount not less than the market value of the loaned securities. The portfolios will invest collateral in JHCT, an affiliate of the portfolios, which has a floating NAV and is registered with the SEC as an investment company. JHCT invests in short-term money market investments. Each portfolio will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The portfolios have the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the respective portfolio for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

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Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the portfolios could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The portfolios receive compensation for lending their securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the portfolios is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statements of operations.

Obligations to repay collateral received by the portfolios are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. The following table summarizes the value of ETFs loaned by the portfolios and the corresponding cash collateral received at February 28, 2018.

Portfolio	Market value of securities on loan	Cash collateral received
Multi-Index 2060 Lifetime Portfolio	$81,902	$83,620
Multi-Index 2055 Lifetime Portfolio	515,478	526,288
Multi-Index 2050 Lifetime Portfolio	742,992	758,574
Multi-Index 2045 Lifetime Portfolio	1,095,028	1,117,992
Multi-Index 2040 Lifetime Portfolio	1,467,213	1,497,982
Multi-Index 2035 Lifetime Portfolio	4,007,745	4,091,793
Multi-Index 2030 Lifetime Portfolio	7,959,536	8,126,458
Multi-Index 2025 Lifetime Portfolio	11,349,353	11,587,364
Multi-Index 2020 Lifetime Portfolio	10,058,702	10,269,646
Multi-Index 2015 Lifetime Portfolio	3,486,650	3,559,770
Multi-Index 2010 Lifetime Portfolio	2,426,812	2,477,705

Line of credit. The portfolios may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios' custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end are presented under the caption Due to custodian in the Statements of assets and liabilities.

The portfolios and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the portfolios can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. For the six months ended February 28, 2018, the portfolios had no borrowings under the line of credit.

A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating portfolio based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statements of operations.

Commitment fees for the six months ended February 28, 2018 were as follows:

Portfolio	Commitment fee
Multi-Index 2060 Lifetime Portfolio	$1,226
Multi-Index 2055 Lifetime Portfolio	1,266
Multi-Index 2050 Lifetime Portfolio	1,283
Multi-Index 2045 Lifetime Portfolio	1,313
Multi-Index 2040 Lifetime Portfolio	1,338
Multi-Index 2035 Lifetime Portfolio	1,367
Multi-Index 2030 Lifetime Portfolio	1,395
Multi-Index 2025 Lifetime Portfolio	1,390
Multi-Index 2020 Lifetime Portfolio	1,345
Multi-Index 2015 Lifetime Portfolio	1,263
Multi-Index 2010 Lifetime Portfolio	1,247

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolio in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolio's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

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Federal income taxes. Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of August 31, 2017, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

The costs of investments owned on February 28, 2018, including short-term investments, for federal income tax purposes, were as follows:

Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Multi-Index 2060 Lifetime Portfolio	$10,658,417	$217,574	($306,157)	($88,583)
Multi-Index 2055 Lifetime Portfolio	61,089,026	2,680,298	(148,439)	2,531,859
Multi-Index 2050 Lifetime Portfolio	89,777,496	3,504,658	(354,002)	3,150,656
Multi-Index 2045 Lifetime Portfolio	131,756,670	4,965,577	(516,348)	4,449,229
Multi-Index 2040 Lifetime Portfolio	157,832,587	6,911,447	(431,308)	6,480,139
Multi-Index 2035 Lifetime Portfolio	194,405,456	8,187,173	(660,055)	7,527,118
Multi-Index 2030 Lifetime Portfolio	225,372,795	9,149,772	(1,065,602)	8,084,170
Multi-Index 2025 Lifetime Portfolio	215,075,410	7,060,926	(1,180,996)	5,879,930
Multi-Index 2020 Lifetime Portfolio	151,102,823	3,651,946	(990,327)	2,661,619
Multi-Index 2015 Lifetime Portfolio	46,722,206	903,748	(352,270)	551,478
Multi-Index 2010 Lifetime Portfolio	30,396,064	269,309	(276,254)	(6,945)

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare and pay dividends and capital gain distributions, if any, annually.

Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Short-term gains from underlying portfolios are treated as ordinary income for tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, wholly owned subsidiaries of MFC.

Management fee. The portfolios have an investment management agreement with the Advisor under which the portfolios pay a daily management fee to the Advisor based on aggregate net assets. Aggregate net assets include the net assets of the portfolios, similar portfolios of John Hancock Variable Insurance Trust (JHVIT), and similar portfolios of the Trust. JHVIT portfolios are advised by an affiliate of the Advisor, John Hancock Investment Management Services, LLC, and are are distributed by an affiliate of the Advisor, John Hancock Distributors, LLC. The advisor has subadvisory agreements with John Hancock Asset Management a division of Manulife Asset Management (North America) Limited and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, which are indirectly wholly owned subsidiaries of MFC and affiliates of the Advisor. The portfolios are not responsible for payment of the subadvisory fees.

The management fee has two components: (1) a fee on assets invested in a fund of the Trust or John Hancock Funds III (JHF III) (Assets in a fund of the Trust or JHF III); and (2) a fee on assets invested in investments other than a fund of the Trust or JHF III (Other assets).

Management fees are determined in accordance with the following schedule:

	First $7.5 billion of aggregate net assets	Excess over $7.5 million of aggregate net assets
Assets in a fund of the Trust or JHF III	0.060%	0.050%
Other assets	0.510%	0.500%

Expense reimbursements. The Advisor has contractually agreed to reduce its management fee or make payment to each portfolio in an amount equal to the amount by which "Other expenses" of each portfolio exceeds 0.05% of the average net assets of each portfolio. "Other expenses" means all of the expenses of each

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       52

portfolio, excluding management fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of each portfolio's business, class specific expense, underlying fund expenses (acquired fund fees), and short dividend expense. This expense limitation agreement expires on December 31, 2018, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the portfolios to the extent they exceed 0.00% of the average net assets attributable to the class. This expense limitation agreement expires on December 31, 2018, unless renewed by mutual agreement of the portfolios and the advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive its management fees and/or reimburse certain expenses including underlying fund expenses (Acquired fund fees) to reduce the total annual portfolio operating expenses by the amount indicated below of the respective portfolio's average net assets. This agreement expires on December 31, 2018, unless renewed by mutual agreement of the portfolio and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Portfolio			Portfolio
Multi-Index 2060 Lifetime Portfolio	0.29%		Multi-Index 2030 Lifetime Portfolio	0.29%
Multi-Index 2055 Lifetime Portfolio	0.29%		Multi-Index 2025 Lifetime Portfolio	0.29%
Multi-Index 2050 Lifetime Portfolio	0.29%		Multi-Index 2020 Lifetime Portfolio	0.31%
Multi-Index 2045 Lifetime Portfolio	0.29%		Multi-Index 2015 Lifetime Portfolio	0.33%
Multi-Index 2040 Lifetime Portfolio	0.29%		Multi-Index 2010 Lifetime Portfolio	0.35%
Multi-Index 2035 Lifetime Portfolio	0.30%	*

* Prior to January 1, 2018, the reduction for Multi-Index 2035 Lifetime Portfolio was 0.29%.

Payments under this arrangement are intended to reimburse the portfolios for indirect net expenses associated with the portfolios' investment in underlying funds. Amounts received in excess of portfolio level operating expenses are included as Other income received from advisor in the Statements of operations.

The Advisor has voluntarily agreed to waive its management fee or reimburse the portfolios so that the aggregate management fee retained by the Advisor with respect to both the portfolio and its underlying investments (after payment of subadvisory fees) does not exceed 0.51% of the portfolio's first $7.5 billion of average net assets and 0.50% of the portfolio's average net assets in excess of $7.5 billion. The Advisor may terminate this voluntary waiver at any time upon notice to the Trust.

For the six months ended February 28, 2018, the expense reductions under these agreements amounted to the following and are reflected as a reduction of total expenses in the Statements of operations:

	Expense reimbursement by class
Portfolio	Class R4	Class R6	Class 1	Total
Multi-Index 2060 Lifetime Portfolio	524	3,194	73,300	77,018
Multi-Index 2055 Lifetime Portfolio	130	5,188	136,715	142,033
Multi-Index 2050 Lifetime Portfolio	109	23,461	152,775	176,345
Multi-Index 2045 Lifetime Portfolio	98	43,043	191,315	234,456
Multi-Index 2040 Lifetime Portfolio	94	38,632	236,821	275,547
Multi-Index 2035 Lifetime Portfolio	90	27,365	295,304	322,759
Multi-Index 2030 Lifetime Portfolio	86	9,570	343,122	352,778
Multi-Index 2025 Lifetime Portfolio	86	6,612	331,628	338,326
Multi-Index 2020 Lifetime Portfolio	98	3,315	269,269	272,682
Multi-Index 2015 Lifetime Portfolio	149	2,400	129,152	131,701
Multi-Index 2010 Lifetime Portfolio	190	6,525	104,799	111,514

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The net investment management fees incurred for the six months ended February 28, 2018, including the impact of waivers and reimbursements were equivalent to a net annual effective rate of the portfolios' average daily net assets as follows:

Portfolio	Net annual effective rate	Portfolio	Net annual effective rate
Multi-Index 2060 Lifetime Portfolio	0.00%	Multi-Index 2030 Lifetime Portfolio	0.00%
Multi-Index 2055 Lifetime Portfolio	0.00%	Multi-Index 2025 Lifetime Portfolio	0.00%
Multi-Index 2050 Lifetime Portfolio	0.00%	Multi-Index 2020 Lifetime Portfolio	0.00%
Multi-Index 2045 Lifetime Portfolio	0.00%	Multi-Index 2015 Lifetime Portfolio	0.00%
Multi-Index 2040 Lifetime Portfolio	0.00%	Multi-Index 2010 Lifetime Portfolio	0.00%
Multi-Index 2035 Lifetime Portfolio	0.00%

Accounting and legal services. Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       53

reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended February 28, 2018 amounted to an annual rate of 0.02% of the portfolios' average daily net assets.

Distribution and service plans. The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans with respect to Class 1 and Class R4 pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. In addition, under a service plan for Class R4 shares, the portfolios pay for certain other services. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios' shares.

Class	Rule 12b-1 fee	Service fee
Class 1	0.05%	—
Class R4	0.25%	0.10%

The portfolios' Distributor contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on December 31, 2018, unless renewed by mutual agreement of the portfolio and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to the following for Class R4 shares for the six months ended February 28, 2018:

Portfolio	Class R4
Multi-Index 2060 Lifetime Portfolio	$27
Multi-Index 2055 Lifetime Portfolio	27
Multi-Index 2050 Lifetime Portfolio	28
Multi-Index 2045 Lifetime Portfolio	27
Multi-Index 2040 Lifetime Portfolio	27
Multi-Index 2035 Lifetime Portfolio	27
Multi-Index 2030 Lifetime Portfolio	27
Multi-Index 2025 Lifetime Portfolio	28
Multi-Index 2020 Lifetime Portfolio	26
Multi-Index 2015 Lifetime Portfolio	26
Multi-Index 2010 Lifetime Portfolio	25

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended February 28, 2018 were:

Portfolio	Class	Distribution and service fees	Transfer agent fees
Multi-Index 2060 Lifetime Portfolio	Class R4	69	3
	Class R6	—	21
	Class 1	1,963	—
	Total	2,032	24
Multi-Index 2055 Lifetime Portfolio	Class R4	68	3
	Class R6	—	130
	Class 1	14,285	—
	Total	14,353	133
Multi-Index 2050 Lifetime Portfolio	Class R4	68	3
	Class R6	—	702
	Class 1	19,025	—
	Total	19,093	705
Multi-Index 2045 Lifetime Portfolio	Class R4	68	3
	Class R6	—	1,430
	Class 1	26,572	—
	Total	26,640	1,433
Multi-Index 2040 Lifetime Portfolio	Class R4	68	3
	Class R6	—	1,338
	Class 1	34,236	—
	Total	34,304	1,341
Multi-Index 2035 Lifetime Portfolio	Class R4	68	3

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       54

Portfolio	Class	Distribution and service fees	Transfer agent fees
	Class R6	—	973
	Class 1	44,183	—
	Total	44,251	976
Multi-Index 2030 Lifetime Portfolio	Class R4	67	3
	Class R6	—	351
	Class 1	53,140	—
	Total	53,207	354
Multi-Index 2025 Lifetime Portfolio	Class R4	66	4
	Class R6	—	239
	Class 1	50,838	—
	Total	50,904	243
Multi-Index 2020 Lifetime Portfolio	Class R4	66	3
	Class R6	—	101
	Class 1	36,059	—
	Total	36,125	104
Multi-Index 2015 Lifetime Portfolio	Class R4	65	3
	Class R6	—	49
	Class 1	11,177	—
	Total	11,242	52
Multi-Index 2010 Lifetime Portfolio	Class R4	64	3
	Class R6	—	110
	Class 1	7,102	—
	Total	7,166	113

Trustee expenses. The portfolios compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the portfolio based on their net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Portfolio share transactions

Transactions in portfolio shares for the six months ended February 28, 2018 and for the year ended August 31, 2017 were as follows:

Multi-Index 2060 Lifetime Portfolio

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class R4 shares[1]
Sold	—	—	4,421	$50,000
Net increase	—	—	4,421	$50,000
Class R6 shares
Sold	42,110	$534,559	5,632	$66,950
Distributions reinvested	1,733	21,449	—	—
Repurchased	(41,545)	(512,247)	—	—
Net increase	2,298	$43,761	5,632	$66,950
Class 1 shares
Sold	377,521	$4,748,682	550,699	$6,080,791
Distributions reinvested	27,729	343,281	3,683	39,448
Repurchased	(59,490)	(727,782)	(133,835)	(1,447,348)
Net increase	345,760	$4,364,181	420,547	$4,672,891
Total net increase	348,058	$4,407,942	430,600	$4,789,841

1 Inception date for Class R4 was 4-7-17.

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       55

Multi-Index 2055 Lifetime Portfolio

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class R4 shares[1]
Sold	—	—	4,367	$50,000
Net increase	—	—	4,367	$50,000
Class R6 shares
Sold	94,823	$1,195,120	136,745	$1,645,231
Distributions reinvested	10,892	132,992	—	—
Repurchased	(46,982)	(584,328)	(3,498)	(42,220)
Net increase	58,733	$743,784	133,247	$1,603,011
Class 1 shares
Sold	540,482	$6,801,983	1,338,626	$15,153,206
Distributions reinvested	308,801	3,773,550	113,053	1,226,628
Repurchased	(283,773)	(3,614,045)	(214,157)	(2,480,261)
Net increase	565,510	$6,961,488	1,237,522	$13,899,573
Total net increase	624,243	$7,705,272	1,375,136	$15,552,584

1 Class R4 shares were liquidated on 6-15-16. Class R4 was relaunched on 4-7-17.

Multi-Index 2050 Lifetime Portfolio

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class R4 shares[1]
Sold	—	—	4,337	$50,000
Net increase	—	—	4,337	$50,000
Class R6 shares
Sold	238,644	$3,041,831	850,409	$10,293,330
Distributions reinvested	57,361	707,837	—	—
Repurchased	(151,841)	(1,939,235)	(15,767)	(192,288)
Net increase	144,164	$1,810,433	834,642	$10,101,042
Class 1 shares
Sold	601,514	$7,652,656	1,653,470	$18,846,613
Distributions reinvested	387,495	4,785,570	159,303	1,739,587
Repurchased	(260,085)	(3,314,324)	(383,443)	(4,430,172)
Net increase	728,924	$9,123,902	1,429,330	$16,156,028
Total net increase	873,088	$10,934,335	2,268,309	$26,307,070

1 Class R4 shares were liquidated on 6-15-16. Class R4 was relaunched on 4-7-17.

Multi-Index 2045 Lifetime Portfolio

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class R4 shares[1]
Sold	—	—	4,355	$50,000
Net increase	—	—	4,355	$50,000
Class R6 shares
Sold	314,723	$3,995,152	1,792,121	$21,621,128
Distributions reinvested	122,219	1,498,402	—	—
Repurchased	(114,426)	(1,445,301)	(45,279)	(549,398)
Net increase	322,516	$4,048,253	1,746,842	$21,071,730

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       56

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	594,999	$7,526,984	2,119,590	$24,005,313
Distributions reinvested	568,705	6,972,320	254,337	2,764,643
Repurchased	(493,094)	(6,273,903)	(999,394)	(11,512,372)
Net increase	670,610	$8,225,401	1,374,533	$15,257,584
Total net increase	993,126	$12,273,654	3,125,730	$36,379,314

1 Class R4 shares were liquidated on 6-15-16. Class R4 was relaunched on 4-7-17.

Multi-Index 2040 Lifetime Portfolio

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class R4 shares[1]
Sold	—	—	4,340	$50,000
Net increase	—	—	4,340	$50,000
Class R6 shares
Sold	405,324	$5,121,216	1,661,953	$20,098,075
Distributions reinvested	112,026	1,377,924	—	—
Repurchased	(360,438)	(4,573,824)	(13,249)	(161,708)
Net increase	156,912	$1,925,316	1,648,704	$19,936,367
Class 1 shares
Sold	595,238	$7,494,218	2,808,459	$31,974,507
Distributions reinvested	713,561	8,776,796	314,728	3,433,683
Repurchased	(595,794)	(7,566,825)	(1,068,527)	(12,335,755)
Net increase	713,005	$8,704,189	2,054,660	$23,072,435
Total net increase	869,917	$10,629,505	3,707,704	$43,058,802

1 Class R4 shares were liquidated on 6-15-16. Class R4 was relaunched on 4-7-17.

Multi-Index 2035 Lifetime Portfolio

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class R4 shares[1]
Sold	—	—	4,378	$50,000
Net increase	—	—	4,378	$50,000
Class R6 shares
Sold	397,944	$4,870,448	1,214,976	$14,531,511
Distributions reinvested	86,670	1,046,109	—	—
Repurchased	(87,418)	(1,086,873)	(67,726)	(819,897)
Net increase	397,196	$4,829,684	1,147,250	$13,711,614
Class 1 shares
Sold	625,381	$7,750,364	3,668,035	$41,635,121
Distributions reinvested	961,506	11,605,377	423,866	4,594,705
Repurchased	(840,179)	(10,486,767)	(1,198,807)	(13,781,278)
Net increase	746,708	$8,868,974	2,893,094	$32,448,548
Total net increase	1,143,904	$13,698,658	4,044,722	$46,210,162

1 Class R4 shares were liquidated on 6-15-16. Class R4 was relaunched on 4-7-17.

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       57

Multi-Index 2030 Lifetime Portfolio

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class R4 shares[1]
Sold	—	—	4,421	$50,000
Net increase	—	—	4,421	$50,000
Class R6 shares
Sold	296,295	$3,603,607	425,260	$5,019,929
Distributions reinvested	30,400	359,335	—	—
Repurchased	(105,387)	(1,297,156)	(39,556)	(469,134)
Net increase	221,308	$2,665,786	385,704	$4,550,795
Class 1 shares
Sold	965,929	$11,710,626	3,960,915	$44,466,954
Distributions reinvested	1,184,463	14,000,350	525,868	5,668,859
Repurchased	(950,125)	(11,612,554)	(1,532,867)	(17,292,412)
Net increase	1,200,267	$14,098,422	2,953,916	$32,843,401
Total net increase	1,421,575	$16,764,208	3,344,041	$37,444,196

1 Class R4 shares were liquidated on 6-15-16. Class R4 was relaunched on 4-7-17.

Multi-Index 2025 Lifetime Portfolio

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class R4 shares[1]
Sold	—	—	4,484	$50,000
Net increase	—	—	4,484	$50,000
Class R6 shares
Sold	236,262	$2,828,261	314,986	$3,652,060
Distributions reinvested	22,576	260,747	—	—
Repurchased	(141,456)	(1,692,578)	(69,042)	(807,049)
Net increase	117,382	$1,396,430	245,944	$2,845,011
Class 1 shares
Sold	991,578	$11,759,122	3,825,655	$42,540,507
Distributions reinvested	1,097,494	12,665,076	559,508	5,969,951
Repurchased	(1,186,035)	(14,177,919)	(2,069,245)	(23,157,435)
Net increase	903,037	$10,246,279	2,315,918	$25,353,023
Total net increase	1,020,419	$11,642,709	2,566,346	$28,248,034

1 Class R4 shares were liquidated on 6-15-16. Class R4 was relaunched on 4-7-17.

Multi-Index 2020 Lifetime Portfolio

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class R4 shares[1]
Sold	—	—	4,562	$50,000
Net increase	—	—	4,562	$50,000
Class R6 shares
Sold	305,110	$3,484,060	44,267	$506,549
Distributions reinvested	8,694	97,721	—	—
Repurchased	(75,560)	(866,486)	—	—
Net increase	238,244	$2,715,295	44,267	$506,549

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       58

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	543,488	$6,352,932	3,612,363	$39,587,568
Distributions reinvested	751,906	8,443,902	424,899	4,482,687
Repurchased	(1,349,114)	(15,479,044)	(2,543,309)	(27,922,177)
Net increase (decrease)	(53,720)	($682,210)	1,493,953	$16,148,078
Total net increase	184,524	$2,033,085	1,542,782	$16,704,627

1 Class R4 shares were liquidated on 6-15-16. Class R4 was relaunched on 4-7-17.

Multi-Index 2015 Lifetime Portfolio

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class R4 shares[1]
Sold	—	—	4,655	$50,000
Net increase	—	—	4,655	$50,000
Class R6 shares
Sold	82,020	$932,074	24,279	$270,898
Distributions reinvested	6,141	66,754	—	—
Repurchased	(52,226)	(585,656)	—	—
Net increase	35,935	$413,172	24,279	$270,898
Class 1 shares
Sold	258,774	$2,881,294	1,108,406	$11,860,250
Distributions reinvested	237,280	2,579,231	159,172	1,652,202
Repurchased	(522,092)	(5,814,319)	(1,626,556)	(17,591,963)
Net decrease	(26,038)	($353,794)	(358,978)	($4,079,511)
Total net increase (decrease)	9,897	$59,378	(330,044)	($3,758,613)

1 Class R4 shares were liquidated on 6-15-16. Class R4 was relaunched on 4-7-17.

Multi-Index 2010 Lifetime Portfolio

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class R4 shares[1]
Sold	—	—	4,748	$50,000
Net increase	—	—	4,748	$50,000
Class R6 shares
Sold	1,953	$21,383	175,509	$1,912,606
Distributions reinvested	8,298	88,623	—	—
Repurchased	(59,915)	(652,349)	(7,007)	(76,150)
Net increase (decrease)	(49,664)	($542,343)	168,502	$1,836,456
Class 1 shares
Sold	140,055	$1,530,709	743,568	$7,917,995
Distributions reinvested	132,764	1,416,593	114,361	1,166,484
Repurchased	(423,635)	(4,613,040)	(968,814)	(10,277,354)
Net decrease	(150,816)	($1,665,738)	(110,885)	($1,192,875)
Total net increase (decrease)	(200,480)	($2,208,081)	62,365	$693,581

1 Class R4 shares were liquidated on 6-15-16. Class R4 was relaunched on 4-7-17.

Affiliates of the Trust owned shares of the following classes of the portfolios on February 28, 2018. Such concentration of shareholders' capital could have a material effect on the portfolio if such shareholders redeem from the portfolio.

Portfolio	Class	% by Class
Multi-Index 2060 Lifetime Portfolio	R4	100%
Multi-Index 2060 Lifetime Portfolio	R6	22%
Multi-Index 2060 Lifetime Portfolio	1	100%

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       59

Portfolio	Class	% by Class
Multi-Index 2055 Lifetime Portfolio	R4	100%
Multi-Index 2055 Lifetime Portfolio	1	100%
Multi-Index 2050 Lifetime Portfolio	R4	100%
Multi-Index 2050 Lifetime Portfolio	1	100%
Multi-Index 2045 Lifetime Portfolio	R4	100%
Multi-Index 2045 Lifetime Portfolio	1	100%
Multi-Index 2040 Lifetime Portfolio	R4	100%
Multi-Index 2040 Lifetime Portfolio	1	100%
Multi-Index 2035 Lifetime Portfolio	R4	100%
Multi-Index 2035 Lifetime Portfolio	1	100%
Multi-Index 2030 Lifetime Portfolio	R4	100%
Multi-Index 2030 Lifetime Portfolio	1	100%
Multi-Index 2025 Lifetime Portfolio	R4	100%
Multi-Index 2025 Lifetime Portfolio	1	100%
Multi-Index 2020 Lifetime Portfolio	R4	100%
Multi-Index 2020 Lifetime Portfolio	1	100%
Multi-Index 2015 Lifetime Portfolio	R4	100%
Multi-Index 2015 Lifetime Portfolio	1	100%
Multi-Index 2010 Lifetime Portfolio	R4	100%
Multi-Index 2010 Lifetime Portfolio	1	100%

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to the following, for the six months ended February 28, 2018.

Portfolio	Purchases	Sales
Multi-Index 2060 Lifetime Portfolio	$6,183,835	$1,288,704
Multi-Index 2055 Lifetime Portfolio	15,149,123	5,376,910
Multi-Index 2050 Lifetime Portfolio	20,762,416	6,976,708
Multi-Index 2045 Lifetime Portfolio	27,289,936	11,192,592
Multi-Index 2040 Lifetime Portfolio	32,070,154	16,717,033
Multi-Index 2035 Lifetime Portfolio	36,554,419	18,261,996
Multi-Index 2030 Lifetime Portfolio	42,802,772	22,972,934
Multi-Index 2025 Lifetime Portfolio	41,605,547	28,321,889
Multi-Index 2020 Lifetime Portfolio	25,888,440	22,352,592
Multi-Index 2015 Lifetime Portfolio	7,294,678	7,569,230
Multi-Index 2010 Lifetime Portfolio	3,902,671	6,110,173

Note 7 — Investment in affiliated underlying funds

The portfolios invest in affiliated underlying funds that are managed by the Advisor and its affiliates. The portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the portfolios' investment may represent a significant portion of each underlying fund's net assets. For the six months ended February 28, 2018, the portfolios did not hold 5% or more of the net assets of any of the underlying funds.

Information regarding each portfolio's fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the portfolios from their investments in affiliated underlying funds is as follows:

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Multi-Index 2060 Lifetime Portfolio
John Hancock Collateral Trust	—	8,981	(623)	8,358	—	—	—	($9)	$83,611
Strategic Equity Allocation	256,234	277,532	(46,463)	487,303	$100,169	$726,530	($12,822)	(472,198)	6,334,938
					$100,169	$726,530	($12,822)	($472,207)	$6,418,549
Multi-Index 2055 Lifetime Portfolio
John Hancock Collateral Trust	—	55,550	(2,945)	52,605	—	—	($1)	($57)	$526,229

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       60

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Strategic Equity Allocation	2,367,705	681,587	(120,505)	2,928,787	$654,918	$4,750,124	($36,048)	($2,454,740)	$38,074,234
					$654,918	$4,750,124	($36,049)	($2,454,797)	$38,600,463
Multi-Index 2050 Lifetime Portfolio
John Hancock Collateral Trust	—	82,106	(6,283)	75,823	—	—	($3)	($82)	$758,489
Strategic Equity Allocation	3,484,191	924,772	(113,912)	4,295,051	$958,261	$6,950,281	24,148	(3,617,350)	55,835,658
					$958,261	$6,950,281	$24,145	($3,617,432)	$56,594,147
Multi-Index 2045 Lifetime Portfolio
John Hancock Collateral Trust	—	121,537	(9,788)	111,749	—	—	($6)	($120)	$1,117,866
Strategic Equity Allocation	5,270,021	1,210,485	(194,206)	6,286,300	$1,407,634	$10,209,584	45,013	(5,215,243)	81,721,904
					$1,407,634	$10,209,584	$45,007	($5,215,363)	$82,839,770
Multi-Index 2040 Lifetime Portfolio
John Hancock Collateral Trust	—	160,271	(10,542)	149,729	—	—	($5)	($177)	$1,497,800
Strategic Equity Allocation	6,421,650	1,354,839	(399,594)	7,376,895	$1,682,631	$12,204,138	75,401	(6,119,234)	95,899,629
					$1,682,631	$12,204,138	$75,396	($6,119,411)	$97,397,429
Multi-Index 2035 Lifetime Portfolio
John Hancock Collateral Trust	—	428,726	(19,735)	408,991	—	—	($12)	($483)	$4,091,298
Strategic Equity Allocation	7,267,403	1,477,591	(420,225)	8,324,769	$1,886,111	$13,679,983	91,942	(6,793,616)	108,221,995
					$1,886,111	$13,679,983	$91,930	($6,794,099)	$112,313,293
Multi-Index 2030 Lifetime Portfolio
John Hancock Collateral Trust	—	851,961	(39,690)	812,271	—	—	($27)	($959)	$8,125,472
Strategic Equity Allocation	7,430,309	1,442,839	(568,716)	8,304,432	$1,864,140	$13,520,629	268,634	(6,826,681)	107,957,619
					$1,864,140	$13,520,629	$268,607	($6,827,640)	$116,083,091
Multi-Index 2025 Lifetime Portfolio
John Hancock Collateral Trust	—	1,215,428	(57,233)	1,158,195	—	—	($41)	($1,437)	$11,585,886
Strategic Equity Allocation	6,164,889	1,180,232	(762,261)	6,582,860	$1,503,506	$10,904,944	578,840	(5,682,429)	85,577,175
					$1,503,506	$10,904,944	$578,799	($5,683,866)	$97,163,061
Multi-Index 2020 Lifetime Portfolio
John Hancock Collateral Trust	—	1,104,255	(77,764)	1,026,491	—	—	($46)	($1,201)	$10,268,399
Strategic Equity Allocation	3,591,947	621,614	(529,871)	3,683,690	$868,542	$6,299,547	430,296	(3,391,348)	47,887,964
					$868,542	$6,299,547	$430,250	($3,392,549)	$58,156,363
Multi-Index 2015 Lifetime Portfolio
John Hancock Collateral Trust	—	386,430	(30,618)	355,812	—	—	($18)	($420)	$3,559,333
Strategic Equity Allocation	923,916	187,529	(189,034)	922,411	$220,516	$1,599,408	236,534	(965,867)	11,991,339
					$220,516	$1,599,408	$236,516	($966,287)	$15,550,672
Multi-Index 2010 Lifetime Portfolio
John Hancock Collateral Trust	—	261,691	(14,032)	247,659	—	—	($8)	($268)	$2,477,429
Strategic Equity Allocation	532,210	91,165	(132,526)	490,849	$123,853	$898,308	150,841	(544,577)	6,381,043
					$123,853	$898,308	$150,833	($544,845)	$8,858,472

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       61

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisors

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
John Hancock Asset Management a division of Manulife Asset Management (North America) Limited

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The portfolios' proxy voting policies and procedures, as well as the portfolio proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The portfolios' complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The portfolios' Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your portfolio, as well as monthly portfolio holdings, and other portfolio details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS       62

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Growth

Small Cap Value

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach: We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC
601 Congress Street ■ Boston, MA 02210-2805 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Multi-Index Lifetime Portfolios. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF437330	RL2SA 2/18 4/18

John Hancock

Multi-Index Preservation Portfolios

Semiannual report 2/28/18

A message to shareholders

Dear shareholder,

Markets around the world experienced a meaningful rise in volatility in the last few weeks of the reporting period. Stocks declined as investors reacted to the increasing prospect of higher interest rates and rising inflation, even if that inflation was rising from historically low levels. While many in the asset management community see the sell-off as an overdue correction, it's likely the era of extremely low volatility is behind us for the time being.

Ultimately, the asset prices of stocks and corporate bonds are underpinned by fundamentals, and those continue to appear supportive. There was no shortage of good economic news to report as 2017 came to a close. In the United States, unemployment remained close to historic lows, consumer confidence rose, and the housing market continued to notch steady gains. In step with these signals of domestic economic strength, synchronized global growth continued to gain momentum, which has contributed to favorable corporate earnings across the world's developed and emerging markets. For fixed-income markets, recent volatility is likely representative of the balancing act investors will face in the year ahead: Continued solid economic growth will lead to a continued normalizing of monetary policy, meaning higher borrowing costs and greater headwinds for interest-rate-sensitive securities.

While markets delivered positive results for the overall period, it's important for investors to be cognizant of the downside risks. Your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence that accompanies investing in any market cycle.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee investment returns and does not eliminate risk of loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Multi-Index Preservation Portfolios

2	Multi-Index Preservation Portfolios at a glance
3	Discussion of portfolio performance
9	Multi-Index 2060 Preservation Portfolio
10	Multi-Index 2055 Preservation Portfolio
11	Multi-Index 2050 Preservation Portfolio
12	Multi-Index 2045 Preservation Portfolio
13	Multi-Index 2040 Preservation Portfolio
14	Multi-Index 2035 Preservation Portfolio
15	Multi-Index 2030 Preservation Portfolio
16	Multi-Index 2025 Preservation Portfolio
17	Multi-Index 2020 Preservation Portfolio
18	Multi-Index Income Preservation Portfolio
19	Your expenses
23	Portfolios' investments
28	Financial statements
36	Financial highlights
46	Notes to financial statements
60	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       1

Multi-Index Preservation Portfolios at a glance

A SIMPLE, STRATEGIC PATH TO HELP YOU REACH YOUR RETIREMENT GOALS

Multi-Index Preservation Portfolios make diversification easy because the asset mix of each portfolio automatically changes over time.

•	Portfolios with dates further off initially invest more aggressively in stock funds.
•	As a portfolio approaches its target date,[1] the allocation will gradually migrate to a more conservative mix to lessen risk and narrow the range of possible outcomes at the retirement date.
•	On reaching the retirement date, the allocation ceases to shift; we expect that the participant may then wish to use the savings to seek a retirement income solution.

JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS—AUTOMATICALLY ADJUST OVER TIME2

The chart below illustrates how the asset allocation mix of John Hancock Multi-Index Preservation Portfolio adjusts over time.

The principal value of each portfolio is not guaranteed and you could lose money at any time, including at or after the target date.

1 Based on an estimated retirement date.

2 Allocations may vary as a result of market activity or cash allocations held during unusual market or economic conditions.

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       2

Discussion of portfolio performance

An interview with Portfolio Manager Robert M. Boyda, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Robert M. Boyda
Portfolio Manager
John Hancock Asset Management

How did the global financial markets perform during the six months ended February 28, 2018?

The period brought mixed returns for the markets, with a positive showing for stocks but broad-based weakness for bonds. The divergence in asset class performance stemmed from the improving outlook for global growth. Economic data came in above expectations in all regions, indicating the emergence of a synchronized worldwide expansion. The U.S. economy led the way, with strong gains in GDP growth and a sharp decline in the unemployment rate. The developed and emerging international economies also showed signs of meaningful acceleration following many years of sluggish growth. Together, these trends led to rising corporate profits and steadily increasing earnings estimates for 2018.

This set of circumstances proved very supportive for equities through the end of January, with steady gains for both the U.S. and international markets. However, the improvement in growth also led to increased expectations that the U.S. Federal Reserve and other major central banks would be compelled to raise interest rates more aggressively. The jump in yields contributed to a significant downturn in higher-risk assets in February, sparking a widespread decline in global equities. Still, the major indexes finished with solid, positive returns on the strength of their earlier advance.

On the other end of the spectrum, the acceleration of growth weighed heavily on bond prices. The Bloomberg Barclays U.S. Aggregate Bond Index, which largely consists of categories with above-average interest-rate sensitivity, declined 2.18%. Credit-sensitive segments of the bond market—such as high-yield issues and bank loans—fared better due to the improvement in corporate earnings, but they nonetheless finished with returns that were fairly muted in relation to stocks.

How did the portfolios perform during the period?

The portfolios delivered positive absolute returns, but most lagged their respective benchmarks. Consistent with stocks' outperformance relative to fixed income, the longer-dated portfolios—which have a higher allocation to equities—generated the largest absolute returns. However, the two most conservative portfolios posted negative returns, but outpaced their benchmarks.

The portfolios use a strategic asset allocation glide path geared toward maximizing wealth accumulation across multiple market scenarios. In determining the portfolios' allocations, we emphasize value, fundamentals, and diversification as the cornerstones of our strategy. As part of this process, we periodically make adjustments to the portfolios in an effort to capitalize on shorter-term market fluctuations or to mitigate risks. In our view, this multifaceted strategy helps us achieve the portfolios' long-term objectives while also taking advantage of opportunities as they emerge.

How were the portfolios positioned as of the end of the period?

Consistent with our approach, we retained diversified exposure across the full spectrum of the world financial markets while also making some modest shifts on the margin. In equities, we continued the process of modestly rotating the portfolios' allocations from U.S. to international equities. This shift reflected our view that the foreign markets have more attractive valuations and a longer runway of earnings growth potential.

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       3

Within the dedicated sector portfolios, we reduced the weighting in technology stocks in response to the category's significant outperformance. We made slight increases to the portfolios' weightings in the financials and healthcare sectors, where we saw the combination of favorable growth potential and compelling relative valuations.

Defensive equities continued to be an important component of the portfolios. The merits of defensive approaches can be obscured when the market rallies to the extent that it did in 2017, but we think the category can provide an element of downside protection when stock prices are falling. This feature became more evident in the February sell-off, and we believe it can continue to do so if volatility returns to more typical levels.

In fixed income, we continued to emphasize the credit-sensitive areas of the bond market. While having more limited upside than they did one to two years ago, we think they may offer the potential for continued outperformance due to their higher yields and ability to benefit from stronger growth. Emerging-market debt may offer an especially favorable risk/reward profile due to the improving economic conditions in the developing countries. We also sought to take advantage of volatility in the rate-sensitive core bond area by adding to the asset class following the rise in yields. We think this category may offer a more attractive opportunity than it has in some time due to both its recent underperformance and its defensive qualities.

Can you tell us about a recent manager change?

Effective February 20, 2018, Marcelle Daher, CFA, left the team and was replaced by Robert E. Sykes, CFA.

MULTI-INDEX 2060 PRESERVATION PORTFOLIO

The portfolio's Class 1 shares returned 6.83%, the custom blended benchmark gained 7.46%,1,2 and the Morningstar target-date 2060+ category average rose 7.83%.3 The portfolio's overweight in international stocks was the primary cause of underperformance. However, we believe this aspect of our positioning remains appropriate from a longer-term standpoint.

A position in defensive equities, particularly an allocation to iShares Edge MSCI Min Vol USA ETF, also detracted. Nevertheless, we believe this category can augment longer-term diversification through its ability to provide positive risk-adjusted returns and an element of downside protection. Positioning in the dedicated sector portfolio had a mixed impact on returns. While overweight positions in the outperforming information technology and financials sectors added value, the benefit was offset by an overweight in healthcare.

The portfolio's positioning in fixed income had a positive effect on performance. We held an underweight position in the rate-sensitive core bond category, which lagged in the past six months, and we had overweights in high-yield bonds and bank loans, both of which outperformed.

MULTI-INDEX 2055 PRESERVATION PORTFOLIO

The portfolio's Class 1 shares returned 6.81%, the custom blended benchmark gained 7.46%,1,2 and the Morningstar target-date 2055 category average rose 7.74%.3 The portfolio's overweight in international stocks was the primary cause of underperformance. However, we believe this positioning remains appropriate from a longer-term standpoint.

A position in defensive equities, particularly an allocation to iShares Edge MSCI Min Vol USA ETF, also detracted. Nevertheless, we believe this category can augment longer-term diversification through its ability to provide positive risk-adjusted returns and an element of downside protection. Positioning in the dedicated sector portfolio had a mixed impact on returns. While overweight positions in the outperforming information technology and financials sectors added value, the benefit was offset by an overweight in healthcare.

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       4

The portfolio's positioning in fixed income had a positive effect on performance. We held an underweight position in the rate-sensitive core bond category, which lagged in the past six months, and we had overweights in high-yield bonds and bank loans, both of which outperformed.

MULTI-INDEX 2050 PRESERVATION PORTFOLIO

The portfolio's Class 1 shares returned 6.84%, the custom blended benchmark gained 7.46%,1,2 and the Morningstar target-date 2050 category average rose 7.48%.3 The portfolio's overweight in international stocks was the primary cause of underperformance. However, we believe this positioning remains appropriate from a longer-term standpoint.

A position in defensive equities, particularly an allocation to iShares Edge MSCI Min Vol USA ETF, also detracted. Nevertheless, we believe this category can augment longer-term diversification through its ability to provide positive risk-adjusted returns and an element of downside protection. Positioning in the dedicated sector portfolio had a mixed impact on returns. While overweight positions in the outperforming information technology and financials sectors added value, the benefit was offset by an overweight in healthcare.

The portfolio's positioning in fixed income had a positive effect on performance. We held an underweight position in the rate-sensitive core bond category, which lagged in the past six months, and we had overweights in high-yield bonds and bank loans, both of which outperformed.

MULTI-INDEX 2045 PRESERVATION PORTFOLIO

The portfolio's Class 1 shares returned 6.74%, the custom blended benchmark gained 7.38%,1,2 and the Morningstar target-date 2045 category average rose 7.44%.3 The portfolio's overweight in international stocks was the primary cause of underperformance. However, we believe this positioning remains appropriate from a longer-term standpoint.

MULTI-INDEX 2060-2020 AND INCOME PRESERVATION PORTFOLIOS' CLASS 1 SHARE RETURNS (%)

For the six months ended 2/28/18

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       5

A position in defensive equities, particularly an allocation to iShares Edge MSCI Min Vol USA ETF, also detracted. Nevertheless, we believe this category can augment longer-term diversification through its ability to provide positive risk-adjusted returns and an element of downside protection. Positioning in the dedicated sector portfolio had a mixed impact on returns. While overweight positions in the outperforming information technology and financials sectors added value, the benefit was offset by an overweight in healthcare.

The portfolio's positioning in fixed income had a positive effect on performance. We held an underweight position in the rate-sensitive core bond category, which lagged in the past six months, and we had overweights in high-yield bonds and bank loans, both of which outperformed.

MULTI-INDEX 2040 PRESERVATION PORTFOLIO

The portfolio's Class 1 shares returned 6.41%, the custom blended benchmark gained 6.93%,1,2 and the Morningstar target-date 2040 category average rose 6.90%.3 The portfolio's overweight in international stocks was the primary cause of underperformance. However, we believe this positioning remains appropriate from a longer-term standpoint.

A position in defensive equities, particularly an allocation to iShares Edge MSCI Min Vol USA ETF, also detracted. Nevertheless, we believe this category can augment longer-term diversification through its ability to provide positive risk-adjusted returns and an element of downside protection. Positioning in the dedicated sector portfolio had a mixed impact on returns. While overweight positions in the outperforming information technology and financials sectors added value, the benefit was offset by an overweight in healthcare.

The portfolio's positioning in fixed income had a positive effect on performance. We held an underweight position in the rate-sensitive core bond category, which lagged in the past six months, and we had overweights in high-yield bonds and bank loans, both of which outperformed.

MULTI-INDEX 2035 PRESERVATION PORTFOLIO

The portfolio's Class 1 shares returned 5.49%, the custom blended benchmark gained 6.05%,1,2 and the Morningstar target-date 2035 category average rose 6.37%.3 The portfolio's overweight in international stocks was the primary cause of underperformance. However, we believe this positioning remains appropriate from a longer-term standpoint.

A position in defensive equities, particularly an allocation to iShares Edge MSCI Min Vol USA ETF, also detracted. Nevertheless, we believe this category can augment longer-term diversification through its ability to provide positive risk-adjusted returns and an element of downside protection. Positioning in the dedicated sector portfolio had a mixed impact on returns. While overweight positions in the outperforming information technology and financials sectors added value, the benefit was offset by an overweight in healthcare.

Market index total returns

For the six months ended 2/28/18

U.S. Stocks	S&P 500 Index	10.84%
	Russell Midcap Index	8.44%
	Russell 2000 Index	8.30%
	FTSE NAREIT All Equity REIT Index	-8.50%
International Stocks	MSCI EAFE Index	7.23%
	MSCI Emerging Markets Index	10.70%
	MSCI EAFE Small Cap Index	10.68%
Fixed Income	Bloomberg Barclays U.S. Aggregate Bond Index	-2.18%
	ICE Bank of America Merrill Lynch U.S. High Yield Index	1.01%
	JPMorgan Global Government Bonds Unhedged Index	0.45%

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       6

The portfolio's positioning in fixed income had a positive effect on performance. We held an underweight position in the rate-sensitive core bond category, which lagged in the past six months, and we had overweights in high-yield bonds and bank loans, both of which outperformed.

MULTI-INDEX 2030 PRESERVATION PORTFOLIO

The portfolio's Class 1 shares returned 4.10%, the custom blended benchmark gained 4.54%,1,2 and the Morningstar target-date 2030 category average was 5.35%.3 The portfolio's overweight in international stocks was the primary cause of underperformance. However, we believe this positioning remains appropriate from a longer-term standpoint.

A position in defensive equities, particularly an allocation to iShares Edge MSCI Min Vol USA ETF, also detracted. Nevertheless, we believe this category can augment longer-term diversification through its ability to provide positive risk-adjusted returns and an element of downside protection. Positioning in the dedicated sector portfolio had a mixed impact on returns. While overweight positions in the outperforming information technology and financials sectors added value, the benefit was offset by an overweight in healthcare.

The portfolio's positioning in fixed income had a positive effect on performance. We held an underweight position in the rate-sensitive core bond category, which lagged in the past six months, and had overweights in high-yield bonds and bank loans, both of which outperformed.

MULTI-INDEX 2025 PRESERVATION PORTFOLIO

The portfolio's Class 1 shares returned 2.05%, the custom blended benchmark gained 2.30%,1,2 and the Morningstar target-date 2025 category average was 4.41%.3 The portfolio's overweight in international stocks was a key detractor from performance, but we believe this positioning remains appropriate from a longer-term standpoint. A position in defensive equities, particularly an allocation to iShares Edge MSCI Min Vol USA ETF, also detracted. Nevertheless, we believe this category can augment longer-term diversification through its ability to provide positive risk-adjusted returns and an element of downside protection.

The portfolio's positioning in fixed income had a positive effect on performance. The portfolio held an underweight position in the rate-sensitive core bond category, which lagged in the past six months, and we had overweights in investment-grade corporates, high-yield bonds, and bank loans, all of which outperformed. We believed these areas offered superior total return potential due to their higher yields and ability to benefit from improving growth.

MULTI-INDEX 2020 PRESERVATION PORTFOLIO

The portfolio's Class 1 shares lost 0.15%, the custom blended benchmark lost 0.27%,1,2 and the Morningstar target-date 2020 category average was up 3.40%.3 In terms of absolute performance, the portfolio's large weighting in bonds resulted in a negative total return for the period.

Turning our attention to relative performance, the portfolio's positioning in fixed income was the primary reason for its small advantage over the benchmark. It held an underweight position in the rate-sensitive core bond category, which lagged in the past six months, and had overweights in investment-grade corporates, high-yield bonds, and bank loans, all of which outperformed. We believed these areas offered superior total return potential due to their higher yields and ability to benefit from improving growth.

The portfolio's overweight in international stocks was a key detractor from performance, but we believe this positioning remains appropriate from a longer-term standpoint. A position in defensive equities, particularly an allocation to iShares Edge MSCI Min Vol USA ETF, also detracted. Nevertheless, we believe this category can augment longer-term diversification through its ability to provide positive risk-adjusted returns and an element of downside protection.

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       7

MULTI-INDEX INCOME PRESERVATION PORTFOLIO

The portfolio's Class 1 shares lost 0.56%, the custom blended benchmark lost 1.26%,1,2 and the Morningstar target-date retirement category average was 1.58%.3 In terms of absolute performance, the portfolio's large weighting in bonds resulted in a negative total return for the period.

Turning our attention to relative performance, the portfolio's positioning in fixed income was the primary reason for its small advantage over the benchmark. It held an underweight position in the rate-sensitive core bond category, which lagged in the past six months, and had overweights in investment-grade corporates, high-yield bonds, and bank loans, all of which outperformed. We believed these areas offered superior total return potential due to their higher yields and ability to benefit from improving growth.

Relative performance also benefited from our decision to invest a portion of the proceeds from the portfolio's underweight in core bonds into short-term issues (bonds with maturities of five years or less). This segment performed better than intermediate- and long-term bonds in the sell-off, which aided the portfolio's benchmark-relative results. A modest overweight in equities was an additional contributor given the strength in stock prices over the full period.

MANAGED BY

Robert M. Boyda On the portfolio since 2010 Investing since 1979
Nathan W. Thooft, CFA On the portfolio since 2013 Investing since 2000
Robert E. Sykes, CFA On the portfolio since 2018 Investing since 2001

1 The custom benchmarks reflect each portfolio's asset allocation under normal conditions. These blended benchmarks adjust over time to match each portfolio's glide path.
2 It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
3 Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
Past performance does not guarantee future results.
The portfolio's performance depends on the advisor's ability to determine the strategic asset class allocations, the mix of underlying funds, and the performance of those underlying funds. The underlying funds' performance may be lower than the performance of the asset class that they were selected to represent. Owning an exchange-traded fund (ETF) generally reflects the risks of owning the underlying securities it is designed to track, although a lack of liquidity in an ETF could result in it being more volatile. ETFs have their own fees and expenses which are indirectly borne by the portfolio, including management fees that increase their costs. The portfolio is subject to the same risks as the underlying funds in which it invests, which include the following: Stocks and bonds can decline due to adverse issuer, market, regulatory, or economic developments; foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability; the securities of small-capitalization companies are subject to higher volatility than larger, more established companies; and high-yield bonds are subject to additional risks, such as increased risk of default. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Derivatives, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Each portfolio's name refers to the approximate retirement year of the investors for whom the portfolio's asset allocation strategy is designed. The portfolios with dates farther off initially allocate more aggressively to stock funds. As a portfolio approaches its target date, the allocation will gradually migrate to more conservative, fixed-income funds. The principal value of each portfolio is not guaranteed and you could lose money at any time, including at, or after, the target date. Please see the portfolio's prospectus for additional information.
The views expressed in this report are exclusively those of Robert M. Boyda, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the portfolio for the entire period. Portfolio composition is subject to review in accordance with the portfolio's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       8

Multi-Index 2060 Preservation Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2060 Preservation Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is 57.40% Russell 3000 Index, 24.60% MSCI ACWI ex-USA Index, 18.00% Bloomberg Barclays U.S. Aggregate Bond Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated Investment Companies	67.8%
Equity	67.0%
Fixed Income	0.8%
Unaffiliated Investment Companies/ Exchange Traded Funds	27.0%
Fixed Income	16.4%
Equity	10.6%
Short-term investments and other	5.2%

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 2-28-18 (%)

	Class R1[1]	Class R2[1]	Class R4[1]	Class R6[1]	Class 1[1]	Index 1	Index 2	Index 3
Inception	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16
Average annual total returns
1-year	13.55	13.90	14.09	14.17	14.12	17.10	0.51	14.71
Since inception	13.74	14.03	14.18	14.35	14.30	17.98	0.63	14.83
Cumulative returns
6-months	6.47	6.63	6.81	6.80	6.83	10.84	-2.18	7.46
Since inception	28.05	28.69	29.00	29.36	29.26	37.38	1.21	30.43

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R1	Class R2	Class R4	Class R6	Class 1
Gross (%)	2.85	2.60	2.45	2.10	2.13
Net (%)	1.14	0.89	0.64	0.37	0.42

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors, as described in the portfolio's prospectuses.
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       9

Multi-Index 2055 Preservation Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2055 Preservation Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is 57.40% Russell 3000 Index, 24.60% MSCI ACWI ex-USA Index, 18.00% Bloomberg Barclays U.S. Aggregate Bond Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated Investment Companies	67.7%
Equity	66.9%
Fixed Income	0.8%
Unaffiliated Investment Companies/ Exchange Traded Funds	27.2%
Fixed Income	16.5%
Equity	10.7%
Short-term investments and other	5.1%

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 2-28-18 (%)

	Class R1[1]	Class R2[1]	Class R4[1]	Class R6[1]	Class 1[1]	Index 1	Index 2	Index 3
Inception	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14
Average annual total returns
1-year	13.67	13.91	14.12	14.17	14.13	17.10	0.51	14.71
Since inception	7.63	7.90	8.05	8.24	8.16	12.31	2.22	8.63
Cumulative returns
6-months	6.55	6.70	6.80	6.86	6.81	10.84	-2.18	7.46
Since inception	33.51	34.84	35.60	36.50	36.13	57.86	9.02	38.46

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R1	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.48	1.23	1.08	0.73	0.77
Net (%)	1.14	0.89	0.64	0.38	0.43

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       10

Multi-Index 2050 Preservation Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2050 Preservation Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is 57.40% Russell 3000 Index, 24.60% MSCI ACWI ex-USA Index, 18.00% Bloomberg Barclays U.S. Aggregate Bond Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated Investment Companies	67.5%
Equity	66.7%
Fixed Income	0.8%
Unaffiliated Investment Companies/ Exchange Traded Funds	27.1%
Fixed Income	16.4%
Equity	10.7%
Short-term investments and other	5.4%

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 2-28-18 (%)

	Class R1[1,2]	Class R2[1,2]	Class R4[1,2]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Inception	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11
Average annual total returns
1-year	13.40	13.69	14.00	14.32	14.17	17.10	0.51	14.71
5-year	8.62	8.89	9.14	9.37	9.31	14.73	1.71	10.25
Since inception	7.68	7.90	8.07	8.28	8.24	13.01	2.73	8.90
Cumulative returns
6-months	6.53	6.57	6.79	6.89	6.84	10.84	-2.18	7.46
5-year	51.19	53.06	54.83	56.46	56.09	98.81	8.85	62.87
Since inception	65.91	68.21	70.04	72.30	71.81	130.74	20.19	79.15

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R1	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.43	1.18	1.03	0.68	0.71
Net (%)	1.15	0.90	0.65	0.38	0.43

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class R1, Class R2, and Class R6 shares were first offered on 9-4-12. Class R4 shares were first offered on 5-1-12. Returns prior to these dates are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise returns would vary.
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       11

Multi-Index 2045 Preservation Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2045 Preservation Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is 56.70% Russell 3000 Index, 24.30% MSCI ACWI ex-USA Index, 19.00% Bloomberg Barclays U.S. Aggregate Bond Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated Investment Companies	66.7%
Equity	66.0%
Fixed Income	0.7%
Unaffiliated Investment Companies/ Exchange Traded Funds	27.9%
Fixed Income	17.3%
Equity	10.6%
Short-term investments and other	5.4%

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 2-28-18 (%)

	Class R1[1,2]	Class R2[1,2]	Class R4[1,2]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Inception	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10
Average annual total returns
1-year	13.29	13.57	13.91	14.15	14.10	17.10	0.51	14.60
5-year	8.55	8.82	9.13	9.34	9.29	14.73	1.71	10.22
Since inception	8.44	8.64	8.84	9.00	8.96	13.26	3.08	9.69
Cumulative returns
6-months	6.43	6.48	6.67	6.72	6.74	10.84	-2.18	7.38
5-year	50.74	52.62	54.75	56.31	55.94	98.81	8.85	62.66
Since inception	88.71	91.37	94.14	96.46	95.90	165.36	26.79	106.42

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R1	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.42	1.18	1.02	0.67	0.71
Net (%)	1.13	0.89	0.63	0.37	0.42

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class R1, Class R2, and Class R6 shares were first offered on 9-4-12. Class R4 shares were first offered on 5-1-12. Returns prior to these dates are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise returns would vary.
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       12

Multi-Index 2040 Preservation Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2040 Preservation Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is 53.90% Russell 3000 Index, 23.10% MSCI ACWI ex-USA Index, 23.00% Bloomberg Barclays U.S. Aggregate Bond Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated Investment Companies	63.5%
Equity	62.9%
Fixed Income	0.6%
Unaffiliated Investment Companies/ Exchange Traded Funds	30.8%
Fixed Income	20.5%
Equity	10.3%
Short-term investments and other	5.7%

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 2-28-18 (%)

	Class R1[1,2]	Class R2[1,2]	Class R4[1,2]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Inception	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10
Average annual total returns
1-year	12.82	13.15	13.37	13.62	13.55	17.10	0.51	13.94
5-year	8.43	8.65	8.92	9.13	9.08	14.73	1.71	9.94
Since inception	8.35	8.52	8.70	8.85	8.83	13.26	3.08	9.50
Cumulative returns
6-months	6.09	6.18	6.34	6.39	6.41	10.84	-2.18	6.93
5-year	49.89	51.44	53.28	54.79	54.45	98.81	8.85	60.61
Since inception	87.48	89.71	92.28	94.37	94.02	165.36	26.79	103.59

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R1	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.42	1.17	1.01	0.67	0.70
Net (%)	1.13	0.88	0.62	0.36	0.41

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class R1, Class R2, and Class R6 shares were first offered on 9-4-12. Class R4 shares were first offered on 5-1-12. Returns prior to these dates are those of Class 1 shares that have not been adjusted for class- specific expenses; otherwise returns would vary.
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       13

Multi-Index 2035 Preservation Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2035 Preservation Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is 48.30% Russell 3000 Index, 20.70% MSCI ACWI ex-USA Index, 31.00% Bloomberg Barclays U.S. Aggregate Bond Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated Investment Companies	58.0%
Equity	56.8%
Fixed Income	1.2%
Unaffiliated Investment Companies/ Exchange Traded Funds	36.6%
Fixed Income	27.4%
Equity	9.2%
Short-term investments and other	5.4%

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 2-28-18 (%)

	Class R1[1,2]	Class R2[1,2]	Class R4[1,2]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Inception	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10
Average annual total returns
1-year	11.56	11.73	12.13	12.35	12.23	17.10	0.51	12.64
5-year	7.81	8.04	8.36	8.60	8.52	14.73	1.71	9.39
Since inception	7.92	8.09	8.30	8.48	8.42	13.26	3.08	9.09
Cumulative returns
6-months	5.24	5.31	5.50	5.61	5.49	10.84	-2.18	6.05
5-year	45.66	47.21	49.43	51.03	50.48	98.81	8.85	56.60
Since inception	81.73	83.94	86.82	89.17	88.39	165.36	26.79	97.75

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R1	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.42	1.16	1.02	0.67	0.70
Net (%)	1.13	0.87	0.63	0.36	0.41

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class R1, Class R2, and Class R6 shares were first offered on 9-4-12. Class R4 shares were first offered on 5-1-12. Returns prior to these dates are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise returns would vary.
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       14

Multi-Index 2030 Preservation Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2030 Preservation Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is 38.50% Russell 3000 Index, 16.50% MSCI ACWI ex-USA Index, 45.00% Bloomberg Barclays U.S. Aggregate Bond Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated Investment Companies	46.8%
Equity	45.5%
Fixed Income	1.3%
Unaffiliated Investment Companies/ Exchange Traded Funds	49.0%
Fixed Income	41.0%
Equity	8.0%
Short-term investments and other	4.2%

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 2-28-18 (%)

	Class R1[1,2]	Class R2[1,2]	Class R4[1,2]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Inception	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10
Average annual total returns
1-year	9.46	9.60	9.99	10.14	10.09	17.10	0.51	10.41
5-year	6.81	7.04	7.38	7.58	7.51	14.73	1.71	8.32
Since inception	7.20	7.36	7.58	7.74	7.70	13.26	3.08	8.32
Cumulative returns
6-months	3.80	3.86	4.11	4.15	4.10	10.84	-2.18	4.54
5-year	39.00	40.51	42.78	44.10	43.62	98.81	8.85	49.14
Since inception	72.43	74.43	77.33	79.30	78.78	165.36	26.79	87.06

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R1	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.42	1.16	1.01	0.66	0.70
Net (%)	1.13	0.87	0.62	0.36	0.41

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class R1, Class R2, and Class R6 shares were first offered on 9-4-12. Class R4 shares were first offered on 5-1-12. Returns prior to these dates are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise returns would vary.
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       15

Multi-Index 2025 Preservation Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2025 Preservation Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is 25.20% Russell 3000 Index, 10.80% MSCI ACWI ex-USA Index, 64.00% Bloomberg Barclays U.S. Aggregate Bond Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated Investment Companies	32.0%
Equity	30.0%
Fixed Income	2.0%
Unaffiliated Investment Companies/ Exchange Traded Funds	64.2%
Fixed Income	58.4%
Equity	5.8%
Short-term investments and other	3.8%

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 2-28-18 (%)

	Class R1[1,2]	Class R2[1,2]	Class R4[1,2]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Inception	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10
Average annual total returns
1-year	6.14	6.50	6.73	6.93	6.80	17.10	0.51	7.09
5-year	5.15	5.52	5.71	5.92	5.87	14.73	1.71	6.58
Since inception	5.99	6.24	6.38	6.54	6.50	13.26	3.08	7.03
Cumulative returns
6-months	1.73	1.92	2.00	2.10	2.05	10.84	-2.18	2.30
5-year	28.54	30.83	31.98	33.32	32.99	98.81	8.85	37.55
Since inception	57.78	60.72	62.37	64.30	63.81	165.36	26.79	70.26

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R1	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.40	1.15	1.00	0.65	0.69
Net (%)	1.11	0.86	0.61	0.35	0.40

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class R1, Class R2, and Class R6 shares were first offered on 9-4-12. Class R4 shares were first offered on 5-1-12. Returns prior to these dates are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise returns would vary.
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       16

Multi-Index 2020 Preservation Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2020 Preservation Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is 9.80% Russell 3000 Index, 4.20% MSCI ACWI ex-USA Index, 86.00% Bloomberg Barclays U.S. Aggregate Bond Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated Investment Companies	14.2%
Equity	12.4%
Fixed Income	1.8%
Unaffiliated Investment Companies/ Exchange Traded Funds	80.2%
Fixed Income	77.6%
Equity	2.6%
Short-term investments and other	5.6%

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 2-28-18 (%)

	Class R1[1,2]	Class R2[1,2]	Class R4[1,2]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Inception	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10
Average annual total returns
1-year	2.73	2.87	3.30	3.41	3.36	17.10	0.51	3.33
5-year	3.31	3.46	3.79	3.97	3.91	14.73	1.71	4.44
Since inception	4.55	4.67	4.87	5.03	4.98	13.26	3.08	5.40
Cumulative returns
6-months	-0.42	-0.37	-0.20	-0.10	-0.15	10.84	-2.18	-0.27
5-year	17.68	18.55	20.43	21.51	21.12	98.81	8.85	24.25
Since inception	41.68	42.96	45.19	46.86	46.32	165.36	26.79	50.96

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R1	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.41	1.16	1.01	0.66	0.69
Net (%)	1.10	0.85	0.60	0.33	0.38

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class R1, Class R2, and Class R6 shares were first offered on 9-4-12. Class R4 shares were first offered on 5-1-12. Returns prior to these dates are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise returns would vary.
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       17

Multi-Index Income Preservation Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index Income Preservation Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is 5.60% Russell 3000 Index, 2.40% MSCI ACWI ex-USA Index, 92.00% Bloomberg Barclays U.S. Aggregate Bond Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated Investment Companies	6.6%
Equity	4.7%
Fixed Income	1.9%
Unaffiliated Investment Companies/ Exchange Traded Funds	88.3%
Fixed Income	82.7%
Equity	5.6%
Short-term investments and other	5.1%

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 2-28-18 (%)

	Class R1[1,2]	Class R2[1,2]	Class R4[1,2]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Inception	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10
Average annual total returns
1-year	1.29	1.58	1.72	1.90	1.85	17.10	0.51	1.83
5-year	1.76	2.01	2.21	2.42	2.37	14.73	1.71	2.82
Since inception	3.21	3.38	3.52	3.68	3.65	13.26	3.08	4.01
Cumulative returns
6-months	-0.84	-0.72	-0.68	-0.51	-0.56	10.84	-2.18	-1.26
5-year	9.13	10.44	11.53	12.69	12.41	98.81	8.85	14.91
Since inception	28.13	29.76	31.13	32.71	32.43	165.36	26.79	36.08

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R1	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.42	1.17	1.02	0.67	0.70
Net (%)	1.11	0.86	0.61	0.34	0.39

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class R1, Class R2, and Class R6 shares were first offered on 9-4-12. Class R4 shares were first offered on 5-1-12. Returns prior to these dates are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise returns would vary.
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       18

Your expenses

As a shareholder of a John Hancock Funds II Multi-Index Preservation Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchases or redemptions, and (2) ongoing costs, including management fees, distribution and service (Rule 12b-1) fees, and other portfolio expenses. In addition to the operating expenses that each portfolio bears directly, the portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which the portfolio invests. Because underlying funds have varied operating expenses and transaction costs, and a portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in a portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 at the beginning of the period and held for the entire period ( September 1, 2017 through February 28, 2018).

Actual expenses:

The first line of each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. See the portfolios' prospectuses for details regarding transaction costs.

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       19

SHAREHOLDER EXPENSE EXAMPLE CHART

		Beginning account value 9-1-2017	Ending account value 2-28-2018	Expenses paid during period[1] 9-1-2017-2-28-2018	Annualized expense ratio[2]
Multi-Index 2060 Preservation Portfolio
Class R1	Actual	$1,000.00	$1,064.70	$2.61	0.51%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.30	2.56	0.51%
Class R2	Actual	1,000.00	1,066.30	1.33	0.26%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.50	1.30	0.26%
Class R4	Actual	1,000.00	1,068.10	0.82	0.16%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.00	0.80	0.16%
Class R6	Actual	1,000.00	1,068.00	0.00	0.00%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.00	0.00%
Class 1	Actual	1,000.00	1,068.30	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.25	0.05%
Multi-Index 2055 Preservation Portfolio
Class R1	Actual	$1,000.00	$1,065.50	$2.61	0.51%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.30	2.56	0.51%
Class R2	Actual	1,000.00	1,067.00	1.38	0.27%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.50	1.35	0.27%
Class R4	Actual	1,000.00	1,068.00	0.82	0.16%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.00	0.80	0.16%
Class R6	Actual	1,000.00	1,068.60	0.00	0.00%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.00	0.00%
Class 1	Actual	1,000.00	1,068.10	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.25	0.05%
Multi-Index 2050 Preservation Portfolio
Class R1	Actual	$1,000.00	$1,065.30	$3.33	0.65%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.26	0.65%
Class R2	Actual	1,000.00	1,065.70	2.36	0.46%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.50	2.31	0.46%
Class R4	Actual	1,000.00	1,067.90	0.82	0.16%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.00	0.80	0.16%
Class R6	Actual	1,000.00	1,068.90	0.00	0.00%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.00	0.00%
Class 1	Actual	1,000.00	1,068.40	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.25	0.05%
Multi-Index 2045 Preservation Portfolio
Class R1	Actual	$1,000.00	$1,064.30	$3.69	0.72%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	3.61	0.72%
Class R2	Actual	1,000.00	1,064.80	2.46	0.48%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.40	2.41	0.48%
Class R4	Actual	1,000.00	1,066.70	0.82	0.16%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.00	0.80	0.16%
Class R6	Actual	1,000.00	1,067.20	0.00	0.00%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.00	0.00%
Class 1	Actual	1,000.00	1,067.40	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.25	0.05%

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       20

SHAREHOLDER EXPENSE EXAMPLE CHART (continued)

		Beginning account value 9-1-2017	Ending account value 2-28-2018	Expenses paid during period[1] 9-1-2017-2-28-2018	Annualized expense ratio[2]
Multi-Index 2040 Preservation Portfolio
Class R1	Actual	$1,000.00	$1,060.90	$3.37	0.66%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.31	0.66%
Class R2	Actual	1,000.00	1,061.80	2.25	0.44%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.60	2.21	0.44%
Class R4	Actual	1,000.00	1,063.40	0.87	0.17%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.00	0.85	0.17%
Class R6	Actual	1,000.00	1,063.90	0.00	0.00%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.00	0.00%
Class 1	Actual	1,000.00	1,064.10	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.25	0.05%
Multi-Index 2035 Preservation Portfolio
Class R1	Actual	$1,000.00	$1,052.40	$3.26	0.64%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.21	0.64%
Class R2	Actual	1,000.00	1,053.10	2.60	0.51%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.30	2.56	0.51%
Class R4	Actual	1,000.00	1,055.00	0.82	0.16%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.00	0.80	0.16%
Class R6	Actual	1,000.00	1,056.10	0.00	0.00%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.00	0.00%
Class 1	Actual	1,000.00	1,054.90	0.25	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.25	0.05%
Multi-Index 2030 Preservation Portfolio
Class R1	Actual	$1,000.00	$1,038.00	$3.49	0.69%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.46	0.69%
Class R2	Actual	1,000.00	1,038.60	2.63	0.52%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.20	2.61	0.52%
Class R4	Actual	1,000.00	1,041.10	0.91	0.18%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	0.90	0.18%
Class R6	Actual	1,000.00	1,041.50	0.10	0.02%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.10	0.02%
Class 1	Actual	1,000.00	1,041.00	0.35	0.07%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.40	0.35	0.07%
Multi-Index 2025 Preservation Portfolio
Class R1	Actual	$1,000.00	$1,017.30	$3.95	0.79%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	3.96	0.79%
Class R2	Actual	1,000.00	1,019.20	2.65	0.53%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.20	2.66	0.53%
Class R4	Actual	1,000.00	1,020.00	1.30	0.26%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.50	1.30	0.26%
Class R6	Actual	1,000.00	1,021.00	0.45	0.09%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.30	0.45	0.09%
Class 1	Actual	1,000.00	1,020.50	0.70	0.14%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.10	0.70	0.14%

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       21

SHAREHOLDER EXPENSE EXAMPLE CHART (continued)

		Beginning account value 9-1-2017	Ending account value 2-28-2018	Expenses paid during period[1] 9-1-2017-2-28-2018	Annualized expense ratio[2]
Multi-Index 2020 Preservation Portfolio
Class R1	Actual	$1,000.00	$995.80	$4.16	0.84%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.21	0.84%
Class R2	Actual	1,000.00	996.30	3.22	0.65%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.26	0.65%
Class R4	Actual	1,000.00	998.00	1.63	0.33%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.20	1.66	0.33%
Class R6	Actual	1,000.00	999.00	0.79	0.16%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.00	0.80	0.16%
Class 1	Actual	1,000.00	998.50	1.04	0.21%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.05	0.21%
Multi-Index Income Preservation Portfolio
Class R1	Actual	$1,000.00	$991.60	$4.05	0.82%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.11	0.82%
Class R2	Actual	1,000.00	992.80	3.01	0.61%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.06	0.61%
Class R4	Actual	1,000.00	993.20	1.83	0.37%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.00	1.86	0.37%
Class R6	Actual	1,000.00	994.90	0.99	0.20%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.00	0.20%
Class 1	Actual	1,000.00	994.40	1.24	0.25%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.25	0.25%

1	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (181) and divided by 365 (to reflect the one-half year period).
2	The portfolios' expense ratios do not include fees and expenses indirectly incurred by the underlying funds and can vary based on the mix of underlying funds held by the portfolios. The range of expense ratios of the underlying funds held by the portfolios was as follows:

Period ended	Multi-Index 2060 Preservation Portfolio	Multi-Index 2055 Preservation Portfolio	Multi-Index 2050 Preservation Portfolio	Multi-Index 2045 Preservation Portfolio	Multi-Index 2040 Preservation Portfolio	Multi-Index 2035 Preservation Portfolio	Multi-Index 2030 Preservation Portfolio	Multi-Index 2025 Preservation Portfolio	Multi-Index 2020 Preservation Portfolio	Multi-Index Income Preservation Portfolio
2-28-18	0.05%- 0.65%	0.05%- 0.65%	0.05%- 0.65%	0.05%- 0.65%	0.05%- 0.65%	0.05%- 0.65%	0.05%- 0.65%	0.05%- 0.65%	0.05%- 0.65%	0.05%- 0.65%

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       22

Portfolios' investments
MULTI-INDEX 2060 PRESERVATION PORTFOLIO

As of 2-28-18 (unaudited)
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 71.4%
Equity - 70.5%
Strategic Equity Allocation, Class NAV, JHF II (JHAM) (B)(C)	2,256,466	$29,334,056
Fixed income - 0.9%
Short Term Government Income, Class NAV, JHF II (JHAM) (B)(C)	39,327	365,746

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $30,545,887)		$29,699,802
UNAFFILIATED INVESTMENT COMPANIES - 28.4%
Exchange-traded funds - 28.4%
Financial Select Sector SPDR Fund	10,292	297,130
iShares Edge MSCI Min Vol USA ETF	20,201	1,056,411
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,787	209,204
PowerShares Senior Loan Portfolio	36,129	834,582
SPDR Bloomberg Barclays High Yield Bond ETF (D)	63,402	2,295,786
Vanguard Dividend Appreciation ETF	6,831	702,432
Vanguard Energy ETF	2,865	261,030
Vanguard FTSE Emerging Markets ETF	22,287	1,051,278
Vanguard Health Care ETF	2,233	352,144
Vanguard Information Technology ETF	3,319	588,591
Vanguard Intermediate-Term Corporate Bond ETF	10,591	898,540
Vanguard Materials ETF	653	87,606
Vanguard Real Estate ETF	3,584	262,886
Vanguard Total Bond Market ETF	36,666	2,916,780
TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $11,528,490)		$11,814,400

SECURITIES LENDING COLLATERAL - 5.3%
John Hancock Collateral Trust, 1.5822% (E)(F)	219,067	2,191,415

TOTAL SECURITIES LENDING COLLATERAL (Cost $2,191,633)		$2,191,415
SHORT-TERM INVESTMENTS - 0.2%
Money market funds - 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.3018% (E)	92,314	92,314

TOTAL SHORT-TERM INVESTMENTS (Cost $92,314)		$92,314
Total investments (Cost $44,358,324) - 105.3%		$43,797,931
Other assets and liabilities, net - (5.3%)		(2,209,096)
TOTAL NET ASSETS - 100.0%		$41,588,835
MULTI-INDEX 2055 PRESERVATION PORTFOLIO

As of 2-28-18 (unaudited)
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 71.4%
Equity - 70.5%
Strategic Equity Allocation, Class NAV, JHF II (JHAM) (B)(C)	12,379,153	$160,928,984
Fixed income - 0.9%
Short Term Government Income, Class NAV, JHF II (JHAM) (B)(C)	216,775	2,016,010
MULTI-INDEX 2055 PRESERVATION PORTFOLIO (continued)

	Shares	Value

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $160,919,086)		$162,944,994
UNAFFILIATED INVESTMENT COMPANIES - 28.7%
Exchange-traded funds - 28.7%
Financial Select Sector SPDR Fund	57,173	$1,650,585
iShares Edge MSCI Min Vol USA ETF	111,525	5,832,200
iShares iBoxx $ Investment Grade Corporate Bond ETF	9,867	1,155,130
PowerShares Senior Loan Portfolio	199,488	4,608,171
SPDR Bloomberg Barclays High Yield Bond ETF (D)	350,727	12,699,825
Vanguard Dividend Appreciation ETF	37,832	3,890,265
Vanguard Energy ETF	15,986	1,456,484
Vanguard FTSE Emerging Markets ETF	122,913	5,797,806
Vanguard Health Care ETF	12,371	1,950,907
Vanguard Information Technology ETF	18,783	3,330,977
Vanguard Intermediate-Term Corporate Bond ETF	58,519	4,964,752
Vanguard Materials ETF	3,604	483,513
Vanguard Real Estate ETF	19,770	1,450,130
Vanguard Total Bond Market ETF	202,890	16,139,900
TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $61,084,286)		$65,410,645

SECURITIES LENDING COLLATERAL - 5.3%
John Hancock Collateral Trust, 1.5822% (E)(F)	1,218,980	12,193,943

TOTAL SECURITIES LENDING COLLATERAL (Cost $12,195,402)		$12,193,943
SHORT-TERM INVESTMENTS - 0.1%
Money market funds - 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.3018% (E)	105,984	105,984

TOTAL SHORT-TERM INVESTMENTS (Cost $105,984)		$105,984
Total investments (Cost $234,304,758) - 105.5%		$240,655,566
Other assets and liabilities, net - (5.5%)		(12,461,211)
TOTAL NET ASSETS - 100.0%		$228,194,355
MULTI-INDEX 2050 PRESERVATION PORTFOLIO

As of 2-28-18 (unaudited)
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 71.5%
Equity - 70.6%
Strategic Equity Allocation, Class NAV, JHF II (JHAM) (B)(C)	32,242,653	$419,154,482
Fixed income - 0.9%
Short Term Government Income, Class NAV, JHF II (JHAM) (B)(C)	564,409	5,249,001

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $387,751,250)		$424,403,483
UNAFFILIATED INVESTMENT COMPANIES - 28.6%
Exchange-traded funds - 28.6%
Financial Select Sector SPDR Fund	148,687	4,292,594
iShares Edge MSCI Min Vol USA ETF	289,822	15,156,241
iShares iBoxx $ Investment Grade Corporate Bond ETF (D)	25,666	3,004,719
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	23

MULTI-INDEX 2050 PRESERVATION PORTFOLIO (continued)

	Shares	Value
Exchange-traded funds - (continued)
PowerShares Senior Loan Portfolio	518,919	$11,987,027
SPDR Bloomberg Barclays High Yield Bond ETF (D)	911,786	33,015,771
Vanguard Dividend Appreciation ETF	98,414	10,119,912
Vanguard Energy ETF	41,237	3,757,103
Vanguard FTSE Emerging Markets ETF	317,383	14,970,956
Vanguard Health Care ETF	32,184	5,075,417
Vanguard Information Technology ETF	48,209	8,549,384
Vanguard Intermediate-Term Corporate Bond ETF	152,220	12,914,345
Vanguard Materials ETF	9,337	1,252,652
Vanguard Real Estate ETF	51,051	3,744,591
Vanguard Total Bond Market ETF	527,760	41,983,309
TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $155,459,015)		$169,824,021

SECURITIES LENDING COLLATERAL - 5.7%
John Hancock Collateral Trust, 1.5822% (E)(F)	3,380,180	33,813,289

TOTAL SECURITIES LENDING COLLATERAL (Cost $33,817,267)		$33,813,289
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.3018% (E)	266,710	266,710

TOTAL SHORT-TERM INVESTMENTS (Cost $266,710)		$266,710
Total investments (Cost $577,294,242) - 105.8%		$628,307,503
Other assets and liabilities, net - (5.8%)		(34,419,996)
TOTAL NET ASSETS - 100.0%		$593,887,507
MULTI-INDEX 2045 PRESERVATION PORTFOLIO

As of 2-28-18 (unaudited)
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 70.5%
Equity - 69.8%
Strategic Equity Allocation, Class NAV, JHF II (JHAM) (B)(C)	41,628,205	$541,166,668
Fixed income - 0.7%
Short Term Government Income, Class NAV, JHF II (JHAM) (B)(C)	581,011	5,403,405

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $487,738,406)		$546,570,073
UNAFFILIATED INVESTMENT COMPANIES - 29.5%
Exchange-traded funds - 29.5%
Financial Select Sector SPDR Fund	191,411	5,526,036
iShares Edge MSCI Min Vol USA ETF	373,102	19,511,369
iShares iBoxx $ Investment Grade Corporate Bond ETF	52,862	6,188,554
PowerShares Senior Loan Portfolio	711,242	16,429,690
SPDR Bloomberg Barclays High Yield Bond ETF (D)	1,247,840	45,184,286
SPDR Bloomberg Barclays Short Term Corporate Bond ETF	136,204	4,113,361
Vanguard Dividend Appreciation ETF	127,213	13,081,313
Vanguard Energy ETF	53,565	4,880,307
MULTI-INDEX 2045 PRESERVATION PORTFOLIO (continued)

	Shares	Value
Exchange-traded funds - (continued)
Vanguard FTSE Emerging Markets ETF	408,946	$19,289,983
Vanguard Health Care ETF	41,433	6,533,984
Vanguard Information Technology ETF	63,355	11,235,376
Vanguard Intermediate-Term Bond ETF	66,282	5,402,646
Vanguard Intermediate-Term Corporate Bond ETF	198,812	16,867,210
Vanguard Materials ETF	12,039	1,615,152
Vanguard Real Estate ETF	66,038	4,843,887
Vanguard Total Bond Market ETF	609,388	48,476,816
TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $207,467,447)		$229,179,970

SECURITIES LENDING COLLATERAL - 5.6%
John Hancock Collateral Trust, 1.5822% (E)(F)	4,356,925	43,584,068

TOTAL SECURITIES LENDING COLLATERAL (Cost $43,587,394)		$43,584,068
SHORT-TERM INVESTMENTS - 0.1%
Money market funds - 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.3018% (E)	644,416	644,416

TOTAL SHORT-TERM INVESTMENTS (Cost $644,416)		$644,416
Total investments (Cost $739,437,663) - 105.7%		$819,978,527
Other assets and liabilities, net - (5.7%)		(44,085,227)
TOTAL NET ASSETS - 100.0%		$775,893,300
MULTI-INDEX 2040 PRESERVATION PORTFOLIO

As of 2-28-18 (unaudited)
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 67.3%
Equity - 66.7%
Strategic Equity Allocation, Class NAV, JHF II (JHAM) (B)(C)	50,431,747	$655,612,706
Fixed income - 0.6%
Short Term Government Income, Class NAV, JHF II (JHAM) (B)(C)	690,216	6,419,005

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $583,529,314)		$662,031,711
UNAFFILIATED INVESTMENT COMPANIES - 32.7%
Exchange-traded funds - 32.7%
Financial Select Sector SPDR Fund	235,299	6,793,082
iShares Edge MSCI Min Vol USA ETF	458,636	23,984,370
iShares iBoxx $ Investment Grade Corporate Bond ETF	79,041	9,253,330
PowerShares Senior Loan Portfolio	937,367	21,653,178
SPDR Bloomberg Barclays High Yield Bond ETF (D)	1,409,623	51,042,449
SPDR Bloomberg Barclays Short Term Corporate Bond ETF (D)	487,595	14,725,369
Vanguard Dividend Appreciation ETF	155,475	15,987,494
Vanguard Energy ETF	65,817	5,996,587
Vanguard FTSE Emerging Markets ETF	531,206	25,056,987
Vanguard Health Care ETF	50,926	8,031,030
Vanguard Information Technology ETF	75,915	13,462,766
Vanguard Intermediate-Term Bond ETF (D)	261,407	21,307,285
24	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTI-INDEX 2040 PRESERVATION PORTFOLIO (continued)

	Shares	Value
Exchange-traded funds - (continued)
Vanguard Intermediate-Term Corporate Bond ETF	263,517	$22,356,782
Vanguard Materials ETF	14,765	1,980,872
Vanguard Real Estate ETF	80,844	5,929,907
Vanguard Total Bond Market ETF	923,655	73,476,755
TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $295,063,293)		$321,038,243

SECURITIES LENDING COLLATERAL - 6.1%
John Hancock Collateral Trust, 1.5822% (E)(F)	5,954,228	59,562,523

TOTAL SECURITIES LENDING COLLATERAL (Cost $59,568,429)		$59,562,523
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.3018% (E)	297,385	297,385

TOTAL SHORT-TERM INVESTMENTS (Cost $297,385)		$297,385
Total investments (Cost $938,458,421) - 106.1%		$1,042,929,862
Other assets and liabilities, net - (6.1%)		(60,103,815)
TOTAL NET ASSETS - 100.0%		$982,826,047
MULTI-INDEX 2035 PRESERVATION PORTFOLIO

As of 2-28-18 (unaudited)
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 61.4%
Equity - 60.1%
Strategic Equity Allocation, Class NAV, JHF II (JHAM) (B)(C)	57,532,729	$747,925,474
Fixed income - 1.3%
Short Term Government Income, Class NAV, JHF II (JHAM) (B)(C)	1,688,690	15,704,815

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $658,327,811)		$763,630,289
UNAFFILIATED INVESTMENT COMPANIES - 38.7%
Exchange-traded funds - 38.7%
Financial Select Sector SPDR Fund	262,905	7,590,067
iShares Edge MSCI Min Vol USA ETF	512,650	26,809,032
iShares iBoxx $ Investment Grade Corporate Bond ETF (D)	128,899	15,090,206
PowerShares Senior Loan Portfolio	1,238,084	28,599,740
SPDR Bloomberg Barclays High Yield Bond ETF (D)	1,666,952	60,360,332
SPDR Bloomberg Barclays Short Term Corporate Bond ETF	1,522,152	45,968,990
Vanguard Dividend Appreciation ETF	174,207	17,913,706
Vanguard Energy ETF	73,079	6,658,228
Vanguard FTSE Emerging Markets ETF	605,744	28,572,944
Vanguard Health Care ETF	57,088	9,002,778
Vanguard Information Technology ETF	85,439	15,151,752
Vanguard Intermediate-Term Bond ETF	452,654	36,895,828
Vanguard Intermediate-Term Corporate Bond ETF	700,101	59,396,569
Vanguard Materials ETF	16,578	2,224,104
Vanguard Real Estate ETF	89,714	6,580,523
MULTI-INDEX 2035 PRESERVATION PORTFOLIO (continued)

	Shares	Value
Exchange-traded funds - (continued)
Vanguard Short-Term Corporate Bond ETF	50,546	$3,965,839
Vanguard Total Bond Market ETF	1,390,937	110,649,037
TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $454,968,465)		$481,429,675

SECURITIES LENDING COLLATERAL - 5.7%
John Hancock Collateral Trust, 1.5822% (E)(F)	7,089,707	70,921,176

TOTAL SECURITIES LENDING COLLATERAL (Cost $70,928,944)		$70,921,176
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.3018% (E)	227,356	227,356

TOTAL SHORT-TERM INVESTMENTS (Cost $227,356)		$227,356
Total investments (Cost $1,184,452,576) - 105.8%		$1,316,208,496
Other assets and liabilities, net - (5.8%)		(71,825,447)
TOTAL NET ASSETS - 100.0%		$1,244,383,049
MULTI-INDEX 2030 PRESERVATION PORTFOLIO

As of 2-28-18 (unaudited)
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 49.0%
Equity - 47.7%
Strategic Equity Allocation, Class NAV, JHF II (JHAM) (B)(C)	53,280,327	$692,644,247
Fixed income - 1.3%
Short Term Government Income, Class NAV, JHF II (JHAM) (B)(C)	2,048,816	19,053,991

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $597,768,453)		$711,698,238
UNAFFILIATED INVESTMENT COMPANIES - 51.2%
Exchange-traded funds - 51.2%
Financial Select Sector SPDR Fund	237,970	6,870,194
iShares Edge MSCI Min Vol USA ETF	528,129	27,618,506
iShares iBoxx $ Investment Grade Corporate Bond ETF	256,807	30,064,395
PowerShares Senior Loan Portfolio	1,513,665	34,965,662
SPDR Bloomberg Barclays High Yield Bond ETF (D)	1,797,048	65,071,108
SPDR Bloomberg Barclays Short Term Corporate Bond ETF (D)	1,564,856	47,258,651
Vanguard Dividend Appreciation ETF	178,729	18,378,703
Vanguard Energy ETF	66,420	6,051,526
Vanguard FTSE Emerging Markets ETF	679,933	32,072,440
Vanguard Health Care ETF	51,681	8,150,094
Vanguard Information Technology ETF	76,987	13,652,875
Vanguard Intermediate-Term Bond ETF	914,465	74,538,042
Vanguard Intermediate-Term Corporate Bond ETF	1,097,685	93,127,595
Vanguard Materials ETF	15,089	2,024,340
Vanguard Real Estate ETF	82,329	6,038,832
Vanguard Short-Term Bond ETF	677,798	53,119,029
Vanguard Short-Term Corporate Bond ETF	602,666	47,285,174
Vanguard Total Bond Market ETF	2,224,300	176,943,065
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	25

MULTI-INDEX 2030 PRESERVATION PORTFOLIO (continued)

	Shares	Value
Exchange-traded funds - (continued)
TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $722,760,810)		$743,230,231

SECURITIES LENDING COLLATERAL - 4.4%
John Hancock Collateral Trust, 1.5822% (E)(F)	6,451,305	$64,534,988

TOTAL SECURITIES LENDING COLLATERAL (Cost $64,540,545)		$64,534,988
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.3018% (E)	1,011	1,011

TOTAL SHORT-TERM INVESTMENTS (Cost $1,011)		$1,011
Total investments (Cost $1,385,070,819) - 104.6%		$1,519,464,468
Other assets and liabilities, net - (4.6%)		(66,952,043)
TOTAL NET ASSETS - 100.0%		$1,452,512,425
MULTI-INDEX 2025 PRESERVATION PORTFOLIO

As of 2-28-18 (unaudited)
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 33.2%
Equity - 31.2%
Strategic Equity Allocation, Class NAV, JHF II (JHAM) (B)(C)	33,436,726	$434,677,433
Fixed income - 2.0%
Short Term Government Income, Class NAV, JHF II (JHAM) (B)(C)	3,048,208	28,348,335

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $374,783,095)		$463,025,768
UNAFFILIATED INVESTMENT COMPANIES - 66.8%
Exchange-traded funds - 66.8%
Financial Select Sector SPDR Fund	158,436	4,574,047
iShares Edge MSCI Min Vol USA ETF	404,664	21,161,904
iShares iBoxx $ Investment Grade Corporate Bond ETF	315,923	36,985,106
PowerShares Senior Loan Portfolio	1,378,857	31,851,597
SPDR Bloomberg Barclays High Yield Bond ETF (D)	1,419,107	51,385,864
SPDR Bloomberg Barclays Short Term Corporate Bond ETF	2,334,635	70,505,977
Vanguard Dividend Appreciation ETF (D)	137,337	14,122,364
Vanguard Energy ETF	43,964	4,005,560
Vanguard FTSE Emerging Markets ETF	432,548	20,403,289
Vanguard Health Care ETF	34,443	5,431,661
Vanguard Information Technology ETF	51,054	9,053,916
Vanguard Intermediate-Term Bond ETF (D)	926,437	75,513,880
Vanguard Intermediate-Term Corporate Bond ETF	1,825,497	154,875,165
Vanguard Materials ETF	10,000	1,341,600
Vanguard Real Estate ETF	54,472	3,995,522
Vanguard Short-Term Bond ETF	1,346,406	105,517,838
Vanguard Short-Term Corporate Bond ETF	899,126	70,545,426
Vanguard Total Bond Market ETF	3,138,621	249,677,301
TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $925,189,818)		$930,948,017
MULTI-INDEX 2025 PRESERVATION PORTFOLIO (continued)

	Shares	Value

SECURITIES LENDING COLLATERAL - 4.0%
John Hancock Collateral Trust, 1.5822% (E)(F)	5,489,666	$54,915,322

TOTAL SECURITIES LENDING COLLATERAL (Cost $54,918,615)		$54,915,322
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.3018% (E)	1,011	1,011

TOTAL SHORT-TERM INVESTMENTS (Cost $1,011)		$1,011
Total investments (Cost $1,354,892,539) - 104.0%		$1,448,890,118
Other assets and liabilities, net - (4.0%)		(55,059,785)
TOTAL NET ASSETS - 100.0%		$1,393,830,333
MULTI-INDEX 2020 PRESERVATION PORTFOLIO

As of 2-28-18 (unaudited)
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 15.1%
Equity - 13.2%
Strategic Equity Allocation, Class NAV, JHF II (JHAM) (B)(C)	7,977,435	$103,706,658
Fixed income - 1.9%
Short Term Government Income, Class NAV, JHF II (JHAM) (B)(C)	1,631,791	15,175,654

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $96,547,705)		$118,882,312
UNAFFILIATED INVESTMENT COMPANIES - 84.9%
Exchange-traded funds - 84.9%
Financial Select Sector SPDR Fund	34,517	996,506
iShares Edge MSCI Min Vol USA ETF	116,813	6,108,736
iShares iBoxx $ Investment Grade Corporate Bond ETF (D)	223,863	26,207,641
iShares TIPS Bond ETF	45,284	5,068,185
PowerShares Senior Loan Portfolio	770,841	17,806,427
SPDR Bloomberg Barclays High Yield Bond ETF (D)	741,071	26,834,181
SPDR Bloomberg Barclays Short Term Corporate Bond ETF	2,116,252	63,910,810
Vanguard Dividend Appreciation ETF	39,489	4,060,654
Vanguard Energy ETF	9,632	877,572
Vanguard FTSE Emerging Markets ETF	104,862	4,946,341
Vanguard Health Care ETF	7,495	1,181,962
Vanguard Information Technology ETF	11,204	1,986,917
Vanguard Intermediate-Term Bond ETF	745,906	60,798,798
Vanguard Intermediate-Term Corporate Bond ETF	1,108,759	94,067,114
Vanguard Materials ETF	2,196	294,615
Vanguard Real Estate ETF	11,963	877,486
Vanguard Short-Term Bond ETF	1,093,106	85,666,717
Vanguard Short-Term Corporate Bond ETF	941,911	73,902,337
Vanguard Short-Term Inflation-Protected Securities ETF	104,026	5,057,744
Vanguard Total Bond Market ETF	2,372,003	188,692,839
TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $676,668,509)		$669,343,582
26	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTI-INDEX 2020 PRESERVATION PORTFOLIO (continued)

	Shares	Value

SECURITIES LENDING COLLATERAL - 5.9%
John Hancock Collateral Trust, 1.5822% (E)(F)	4,638,760	$46,403,367

TOTAL SECURITIES LENDING COLLATERAL (Cost $46,407,005)		$46,403,367
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.3018% (E)	1,011	1,011

TOTAL SHORT-TERM INVESTMENTS (Cost $1,011)		$1,011
Total investments (Cost $819,624,230) - 105.9%		$834,630,272
Other assets and liabilities, net - (5.9%)		(46,344,803)
TOTAL NET ASSETS - 100.0%		$788,285,469
MULTI-INDEX INCOME PRESERVATION PORTFOLIO

As of 2-28-18 (unaudited)
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 7.0%
Equity - 5.0%
Strategic Equity Allocation, Class NAV, JHF II (JHAM) (B)(C)	1,715,579	$22,302,529
Fixed income - 2.0%
Short Term Government Income, Class NAV, JHF II (JHAM) (B)(C)	971,217	9,032,321

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $26,511,195)		$31,334,850
UNAFFILIATED INVESTMENT COMPANIES - 93.2%
Exchange-traded funds - 93.2%
Financial Select Sector SPDR Fund	20,951	604,855
iShares Edge MSCI Min Vol USA ETF	309,818	16,201,932
iShares iBoxx $ Investment Grade Corporate Bond ETF (D)	96,741	11,325,469
iShares TIPS Bond ETF	50,568	5,659,571
PowerShares Senior Loan Portfolio	391,147	9,035,496
SPDR Bloomberg Barclays High Yield Bond ETF (D)	374,310	13,553,765
SPDR Bloomberg Barclays Short Term Corporate Bond ETF	2,469,535	74,579,957
Vanguard Dividend Appreciation ETF	68,749	7,069,460
Vanguard Energy ETF	4,138	377,013
Vanguard FTSE Emerging Markets ETF	17,673	833,635
Vanguard Health Care ETF	2,423	382,107
Vanguard Information Technology ETF	3,670	650,838
Vanguard Intermediate-Term Corporate Bond ETF	159,992	13,573,721
Vanguard Short-Term Bond ETF	981,041	76,884,183
Vanguard Short-Term Corporate Bond ETF	951,227	74,633,271
Vanguard Short-Term Inflation-Protected Securities ETF	116,174	5,648,380
Vanguard Total Bond Market ETF	1,308,931	104,125,461
TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $413,331,308)		$415,139,114

SECURITIES LENDING COLLATERAL - 5.4%
John Hancock Collateral Trust, 1.5822% (E)(F)	2,412,300	24,131,204

TOTAL SECURITIES LENDING COLLATERAL (Cost $24,133,010)		$24,131,204
MULTI-INDEX INCOME PRESERVATION PORTFOLIO (continued)

	Shares	Value

SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.3018% (E)	1,011	$1,011

TOTAL SHORT-TERM INVESTMENTS (Cost $1,011)		$1,011
Total investments (Cost $463,976,524) - 105.6%		$470,606,179
Other assets and liabilities, net - (5.6%)		(24,883,051)
TOTAL NET ASSETS - 100.0%		$445,723,128
Percentages are based upon net assets.
Security Abbreviations and Legend
JHAM	John Hancock Asset Management
JHF II	John Hancock Funds II
(A)	The underlying funds' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(D)	A portion of this security is on loan as of 2-28-18.
(E)	The rate shown is the annualized seven-day yield as of 2-28-18.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	27

Financial statements

STATEMENTS OF ASSETS AND LIABILITIES 2-28-18 (unaudited)

	Multi-Index 2060 Preservation Portfolio	Multi-Index 2055 Preservation Portfolio	Multi-Index 2050 Preservation Portfolio	Multi-Index 2045 Preservation Portfolio	Multi-Index 2040 Preservation Portfolio
Assets
Investments in unaffiliated funds, at value	$11,906,714	$65,516,629	$170,090,731	$229,824,386	$321,335,628
Investments in affiliated funds, at value	31,891,217	175,138,937	458,216,772	590,154,141	721,594,234
Total investments, at value	43,797,931	240,655,566	628,307,503	819,978,527	1,042,929,862
Receivable for investments sold	6,719	8,324	16,717	79	23
Receivable for fund shares sold	174,837	206	185,900	254,961	228,630
Dividends and interest receivable	371	133	245	1,760	427
Receivable for securities lending income	1,036	4,603	12,507	34,894	20,326
Receivable due from advisor	507	825	—	—	—
Other assets	31,120	46,629	30,070	31,164	32,403
Total assets	44,012,521	240,716,286	628,552,942	820,301,385	1,043,211,671
Liabilities
Due to custodian	—	—	—	—	—
Payable for investments purchased	187,629	80,369	320,281	715,784	356,313
Payable for fund shares repurchased	—	191,098	448,797	14,861	357,392
Payable upon return of securities loaned	2,191,658	12,195,570	33,817,682	43,587,443	59,569,498
Payable to affiliates
Accounting and legal services fees	2,136	12,749	33,551	43,735	55,821
Transfer agent fees	2	2	160	167	200
Trustees' fees	—	246	871	1,149	1,526
Distribution and service fees	—	—	144	403	120
Other liabilities and accrued expenses	42,261	41,897	43,949	44,543	44,754
Total liabilities	2,423,686	12,521,931	34,665,435	44,408,085	60,385,624
Net assets	$41,588,835	$228,194,355	$593,887,507	$775,893,300	$982,826,047
Net assets consist of
Paid-in capital	$38,993,756	$203,749,563	$494,568,287	$633,729,516	$800,378,157
Undistributed net investment income (loss)	10,046	44,336	143,954	277,834	362,888
Accumulated undistributed net realized gain (loss) on investments	3,145,426	18,049,648	48,162,005	61,345,086	77,613,561
Net unrealized appreciation (depreciation) on investments	(560,393)	6,350,808	51,013,261	80,540,864	104,471,441
Net assets	$41,588,835	$228,194,355	$593,887,507	$775,893,300	$982,826,047
Investments in unaffiliated funds, at cost	$11,620,804	$61,190,270	$155,725,725	$208,111,863	$295,360,678
Investments in affiliated funds, at cost	$32,737,520	$173,114,488	$421,568,517	$531,325,800	$643,097,743
Securities loaned, unaffiliated investments, at value	$2,146,640	$11,945,066	$33,123,947	$42,692,133	$58,327,871
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class R1
Net assets	$49,094	$47,556	$300,026	$536,503	$298,721
Shares outstanding	4,013	4,033	22,406	35,655	20,063
Net asset value, offering price and redemption price per share	$12.23	$11.79	$13.39	$15.05	$14.89
Class R2
Net assets	$49,017	$47,466	$452,505	$816,682	$259,099
Shares outstanding	4,004	4,023	33,821	54,269	17,416
Net asset value, offering price and redemption price per share	$12.24	$11.80	$13.38	$15.05	$14.88
Class R4
Net assets	$78,668	$47,475	$46,946	$47,066	$49,931
Shares outstanding	6,424	4,020	3,502	3,120	3,344
Net asset value, offering price and redemption price per share	$12.25	$11.81	$13.41	$15.09	$14.93
Class R6
Net assets	$83,079	$83,562	$18,745,609	$19,025,345	$23,767,770
Shares outstanding	6,782	7,075	1,403,604	1,266,470	1,601,615
Net asset value, offering price and redemption price per share	$12.25	$11.81	$13.36	$15.02	$14.84
Class 1
Net assets	$41,328,977	$227,968,296	$574,342,421	$755,467,704	$958,450,526
Shares outstanding	3,374,410	19,313,365	43,000,534	50,293,398	64,504,732
Net asset value, offering price and redemption price per share	$12.25	$11.80	$13.36	$15.02	$14.86

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       28

STATEMENTS OF ASSETS AND LIABILITIES 2-28-18 (unaudited)

Continued

	Multi-Index 2035 Preservation Portfolio	Multi-Index 2030 Preservation Portfolio	Multi-Index 2025 Preservation Portfolio	Multi-Index 2020 Preservation Portfolio	Multi-Index Income Preservation Portfolio
Assets
Investments in unaffiliated funds, at value	$481,657,031	$743,231,242	$930,949,028	$669,344,593	$415,140,125
Investments in affiliated funds, at value	834,551,465	776,233,226	517,941,090	165,285,679	55,466,054
Total investments, at value	1,316,208,496	1,519,464,468	1,448,890,118	834,630,272	470,606,179
Receivable for investments sold	1,250,135	1,171,688	128,004	282,350	1,261,012
Receivable for fund shares sold	322,992	178,087	141,690	515,502	16,036
Dividends and interest receivable	282	444	1,243	—	1,197
Receivable for securities lending income	23,959	51,828	27,670	16,717	7,309
Receivable due from advisor	—	—	—	—	915
Other assets	35,055	35,648	35,564	31,786	30,582
Total assets	1,317,840,919	1,520,902,163	1,449,224,289	835,476,627	471,923,230
Liabilities
Due to custodian	—	509,714	169,488	402,908	1,326,675
Payable for investments purchased	454,270	48	84,191	287,302	—
Payable for fund shares repurchased	1,955,779	3,205,659	86,741	543	667,502
Payable upon return of securities loaned	70,929,045	64,542,505	54,924,862	46,407,254	24,133,032
Payable to affiliates
Accounting and legal services fees	70,837	82,919	79,718	45,823	25,920
Transfer agent fees	240	229	185	128	73
Trustees' fees	2,006	2,428	2,517	1,561	1,008
Distribution and service fees	463	374	130	158	117
Other liabilities and accrued expenses	45,230	45,862	46,124	45,481	45,775
Total liabilities	73,457,870	68,389,738	55,393,956	47,191,158	26,200,102
Net assets	$1,244,383,049	$1,452,512,425	$1,393,830,333	$788,285,469	$445,723,128
Net assets consist of
Paid-in capital	$1,020,452,005	$1,224,104,511	$1,229,605,183	$752,576,659	$440,765,566
Undistributed net investment income (loss)	573,590	933,772	1,154,927	856,377	237,472
Accumulated undistributed net realized gain (loss) on investments	91,601,534	93,080,493	69,072,644	19,846,391	(1,909,565)
Net unrealized appreciation (depreciation) on investments	131,755,920	134,393,649	93,997,579	15,006,042	6,629,655
Net assets	$1,244,383,049	$1,452,512,425	$1,393,830,333	$788,285,469	$445,723,128
Investments in unaffiliated funds, at cost	$455,195,821	$722,761,821	$925,190,829	$676,669,520	$413,332,319
Investments in affiliated funds, at cost	$729,256,755	$662,308,998	$429,701,710	$142,954,710	$50,644,205
Securities loaned, unaffiliated investments, at value	$69,477,240	$63,208,477	$53,789,945	$45,462,442	$23,641,857
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class R1
Net assets	$1,349,163	$1,003,206	$303,815	$235,808	$153,204
Shares outstanding	92,730	71,984	23,499	20,406	13,949
Net asset value, offering price and redemption price per share	$14.55	$13.94	$12.93	$11.56	$10.98
Class R2
Net assets	$718,487	$662,047	$190,782	$375,540	$260,792
Shares outstanding	49,475	47,593	14,759	32,520	23,779
Net asset value, offering price and redemption price per share	$14.52	$13.91	$12.93	$11.55	$10.97
Class R4
Net assets	$46,946	$46,915	$53,980	$46,167	$47,833
Shares outstanding	3,222	3,359	4,170	3,998	4,368
Net asset value, offering price and redemption price per share	$14.57	$13.97	$12.94	$11.55	$10.95
Class R6
Net assets	$26,915,556	$27,241,167	$22,259,330	$14,740,573	$7,998,811
Shares outstanding	1,855,554	1,961,339	1,726,844	1,280,477	731,576
Net asset value, offering price and redemption price per share	$14.51	$13.89	$12.89	$11.51	$10.93
Class 1
Net assets	$1,215,352,897	$1,423,559,090	$1,371,022,426	$772,887,381	$437,262,488
Shares outstanding	83,848,508	102,461,043	106,345,998	67,184,931	39,965,161
Net asset value, offering price and redemption price per share	$14.49	$13.89	$12.89	$11.50	$10.94

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       29

STATEMENTS OF OPERATIONS For the six months ended 2-28-18 (unaudited)

	Multi-Index 2060 Preservation Portfolio	Multi-Index 2055 Preservation Portfolio	Multi-Index 2050 Preservation Portfolio	Multi-Index 2045 Preservation Portfolio	Multi-Index 2040 Preservation Portfolio
Investment income
Income distributions received from affiliated funds	$463,784	$2,811,403	$7,430,344	$9,628,220	$11,779,482
Dividends	147,197	983,902	2,631,786	3,519,699	4,801,827
Other income received from advisor	9,841	58,004	156,258	231,048	252,610
Securities lending	1,036	4,603	12,507	37,668	21,100
Interest	880	842	1,215	3,056	2,348
Total investment income	622,738	3,858,754	10,232,110	13,419,691	16,857,367
Expenses
Investment management fees	31,450	204,265	544,083	716,705	989,615
Class R1 distribution and service fees	229	226	1,063	1,854	1,001
Class R2 distribution and service fees	115	117	1,141	1,808	846
Class R4 distribution and service fees	147	113	125	126	136
Class 1 distribution and service fees	8,499	55,365	144,356	188,665	242,439
Transfer agent fees	26	24	918	914	1,182
Accounting and legal services fees	2,889	18,562	49,412	64,235	82,419
State registration fees	30,236	29,605	31,059	31,107	31,065
Professional fees	26,929	25,842	32,155	33,763	35,882
Printing and postage	8,335	7,703	8,013	8,006	8,044
Custodian fees	10,235	14,685	14,685	14,685	14,685
Trustees' fees	528	2,163	5,125	6,530	8,423
Other	4,634	6,110	8,867	9,808	11,314
Total expenses before reductions	124,252	364,780	841,002	1,078,206	1,427,051
Less expense reductions	(115,302)	(308,987)	(694,309)	(885,748)	(1,182,630)
Net expenses	8,950	55,793	146,693	192,458	244,421
Net investment income (loss)	613,788	3,802,961	10,085,417	13,227,233	16,612,946
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated funds	47,219	333,802	1,340,159	947,781	2,285,388
Investments in affiliated funds	39,340	188,294	1,973,871	1,959,989	4,475,651
Capital gain distributions received from unaffiliated funds	1,179	7,134	18,753	27,021	53,846
Capital gain distributions received from affiliated funds	3,347,237	20,279,403	53,591,398	69,529,932	85,073,685
	3,434,975	20,808,633	56,924,181	72,464,723	91,888,570
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated funds	13,263	228,545	263,011	861,710	(1,237,855)
Investments in affiliated funds	(1,986,327)	(10,359,472)	(28,184,935)	(36,420,657)	(45,763,291)
	(1,973,064)	(10,130,927)	(27,921,924)	(35,558,947)	(47,001,146)
Net realized and unrealized gain (loss)	1,461,911	10,677,706	29,002,257	36,905,776	44,887,424
Increase (decrease) in net assets from operations	$2,075,699	$14,480,667	$39,087,674	$50,133,009	$61,500,370

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       30

STATEMENTS OF OPERATIONS For the six months ended 2-28-18 (unaudited)Continued

	Multi-Index 2035 Preservation Portfolio	Multi-Index 2030 Preservation Portfolio	Multi-Index 2025 Preservation Portfolio	Multi-Index 2020 Preservation Portfolio	Multi-Index Income Preservation Portfolio
Investment income
Income distributions received from affiliated funds	$13,548,647	$12,688,481	$8,136,456	$2,094,344	$500,119
Dividends	7,055,177	10,325,278	12,870,626	9,331,722	5,327,933
Other income received from advisor	182,178	—	—	—	—
Securities lending	26,942	55,351	31,175	21,147	9,103
Interest	3,027	4,490	3,496	2,574	2,060
Total investment income	20,815,971	23,073,600	21,041,753	11,449,787	5,839,215
Expenses
Investment management fees	1,421,291	2,051,243	2,509,593	1,803,764	1,124,180
Class R1 distribution and service fees	4,091	2,981	1,099	969	731
Class R2 distribution and service fees	1,687	1,973	517	886	696
Class R4 distribution and service fees	123	120	123	106	175
Class 1 distribution and service fees	308,936	363,687	355,461	206,795	117,097
Transfer agent fees	1,383	1,394	1,087	787	468
Accounting and legal services fees	104,768	122,826	119,325	69,317	39,269
State registration fees	31,437	31,469	31,548	31,329	31,367
Professional fees	38,444	40,551	40,510	34,909	31,408
Printing and postage	8,141	8,214	8,248	8,051	8,143
Custodian fees	14,685	14,685	14,685	14,685	14,685
Trustees' fees	10,504	12,414	12,266	7,012	3,008
Other	13,046	15,766	21,543	21,115	20,471
Total expenses before reductions	1,958,536	2,667,323	3,116,005	2,199,725	1,391,698
Less expense reductions	(1,643,640)	(2,143,557)	(2,088,428)	(1,302,696)	(787,913)
Net expenses	314,896	523,766	1,027,577	897,029	603,785
Net investment income (loss)	20,501,075	22,549,834	20,014,176	10,552,758	5,235,430
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated funds	3,734,734	5,460,756	5,062,343	1,907,426	1,829,522
Investments in affiliated funds	8,093,230	14,492,557	23,129,056	16,692,119	1,831,338
Capital gain distributions received from unaffiliated funds	86,387	153,710	191,100	152,307	49,816
Capital gain distributions received from affiliated funds	97,379,341	90,957,100	57,353,440	14,251,617	3,054,816
	109,293,692	111,064,123	85,735,939	33,003,469	6,765,492
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated funds	(6,359,112)	(16,313,266)	(26,521,216)	(21,723,574)	(10,855,058)
Investments in affiliated funds	(54,944,217)	(56,925,780)	(48,669,190)	(22,258,513)	(3,361,037)
	(61,303,329)	(73,239,046)	(75,190,406)	(43,982,087)	(14,216,095)
Net realized and unrealized gain (loss)	47,990,363	37,825,077	10,545,533	(10,978,618)	(7,450,603)
Increase (decrease) in net assets from operations	$68,491,438	$60,374,911	$30,559,709	($425,860)	($2,215,173)

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       31

STATEMENTS OF CHANGES IN NET ASSETS

	Multi-Index 2060 Preservation Portfolio		Multi-Index 2055 Preservation Portfolio		Multi-Index 2050 Preservation Portfolio
	Six months ended 2-28-18	Year ended 8-31-17	Six months ended 2-28-18	Year ended 8-31-17	Six months ended 2-28-18	Year ended 8-31-17
	(unaudited)		(unaudited)		(unaudited)
Increase (decrease) in net assets
From operations
Net investment income (loss)	$613,788	$212,155	$3,802,961	$3,804,171	$10,085,417	$11,812,909
Net realized gain (loss)	3,434,975	419,733	20,808,633	8,198,493	56,924,181	26,612,430
Change in net unrealized appreciation (depreciation)	(1,973,064)	1,363,314	(10,130,927)	13,117,732	(27,921,924)	36,267,350
Increase (decrease) in net assets resulting from operations	2,075,699	1,995,202	14,480,667	25,120,396	39,087,674	74,692,689
Distributions to shareholders
From net investment income
Class R1	(719)	(1,312)	(840)	(1,716)	(4,461)	(4,744)
Class R2	(834)	(1,512)	(953)	(1,979)	(8,092)	(4,123)
Class R4	(1,342)	(1,882)	(999)	(2,085)	(1,013)	(2,578)
Class R6	(1,523)	(1,793)	(1,598)	(2,278)	(328,032)	(46,577)
Class 1	(689,207)	(118,164)	(4,678,919)	(3,440,512)	(12,255,665)	(11,393,637)
From net realized gain
Class R1	(958)	(2)	(2,393)	(1,634)	(16,117)	(7,957)
Class R2	(955)	(2)	(2,386)	(1,634)	(25,214)	(5,988)
Class R4	(1,458)	(3)	(2,385)	(1,634)	(2,830)	(3,391)
Class R6	(1,517)	(2)	(3,557)	(1,644)	(853,313)	(56,780)
Class 1	(704,231)	(154)	(10,648,463)	(2,544,104)	(32,550,559)	(14,201,627)
Total distributions	(1,402,744)	(124,826)	(15,342,493)	(5,999,220)	(46,045,296)	(25,727,402)
From portfolio share transactions
Portfolio share transactions	14,465,812	20,887,658	18,372,699	39,083,015	16,784,319	12,048,193
Total from portfolio share transactions	14,465,812	20,887,658	18,372,699	39,083,015	16,784,319	12,048,193
Total increase (decrease)	15,138,767	22,758,034	17,510,873	58,204,191	9,826,697	61,013,480
Net assets
Beginning of period	26,450,068	3,692,034	210,683,482	152,479,291	584,060,810	523,047,330
End of period	$41,588,835	$26,450,068	$228,194,355	$210,683,482	$593,887,507	$584,060,810
Undistributed net investment income (loss)	$10,046	$89,883	$44,336	$924,684	$143,954	$2,655,800

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       32

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Multi-Index 2045 Preservation Portfolio		Multi-Index 2040 Preservation Portfolio		Multi-Index 2035 Preservation Portfolio
	Six months ended 2-28-18	Year ended 8-31-17	Six months ended 2-28-18	Year ended 8-31-17	Six months ended 2-28-18	Year ended 8-31-17
	(unaudited)		(unaudited)		(unaudited)
Increase (decrease) in net assets
From operations
Net investment income (loss)	$13,227,233	$15,352,436	$16,612,946	$19,970,485	$20,501,075	$26,030,029
Net realized gain (loss)	72,464,723	33,949,312	91,888,570	43,221,571	109,293,692	53,529,230
Change in net unrealized appreciation (depreciation)	(35,558,947)	46,909,310	(47,001,146)	59,321,428	(61,303,329)	66,950,851
Increase (decrease) in net assets resulting from operations	50,133,009	96,211,058	61,500,370	122,513,484	68,491,438	146,510,110
Distributions to shareholders
From net investment income
Class R1	(8,379)	(7,642)	(4,235)	(3,574)	(20,018)	(10,644)
Class R2	(13,287)	(2,506)	(4,453)	(3,018)	(11,737)	(4,759)
Class R4	(1,018)	(2,567)	(1,157)	(2,546)	(1,016)	(2,511)
Class R6	(316,320)	(33,669)	(433,783)	(52,763)	(481,406)	(44,452)
Class 1	(16,257,168)	(14,724,906)	(20,602,037)	(19,302,601)	(26,517,770)	(25,176,314)
From net realized gain
Class R1	(29,560)	(13,889)	(14,675)	(5,719)	(69,146)	(18,062)
Class R2	(42,249)	(3,964)	(13,557)	(4,183)	(35,897)	(6,922)
Class R4	(2,708)	(3,419)	(3,128)	(3,260)	(2,615)	(3,070)
Class R6	(783,940)	(41,569)	(1,096,376)	(62,537)	(1,151,815)	(50,360)
Class 1	(41,163,552)	(18,586,557)	(52,988,630)	(23,392,812)	(64,830,448)	(29,161,182)
Total distributions	(58,618,181)	(33,420,688)	(75,162,031)	(42,833,013)	(93,121,868)	(54,478,276)
From portfolio share transactions
Portfolio share transactions	32,090,014	10,395,871	13,332,873	10,262,518	7,739,287	(24,629,505)
Total from portfolio share transactions	32,090,014	10,395,871	13,332,873	10,262,518	7,739,287	(24,629,505)
Total increase (decrease)	23,604,842	73,186,241	(328,788)	89,942,989	(16,891,143)	67,402,329
Net assets
Beginning of period	752,288,458	679,102,217	983,154,835	893,211,846	1,261,274,192	1,193,871,863
End of period	$775,893,300	$752,288,458	$982,826,047	$983,154,835	$1,244,383,049	$1,261,274,192
Undistributed net investment income (loss)	$277,834	$3,646,773	$362,888	$4,795,607	$573,590	$7,104,462

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       33

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Multi-Index 2030 Preservation Portfolio		Multi-Index 2025 Preservation Portfolio
	Six months ended 2-28-18	Year ended 8-31-17	Six months ended 2-28-18	Year ended 8-31-17
	(unaudited)		(unaudited)
Increase (decrease) in net assets
From operations
Net investment income (loss)	$22,549,834	$31,200,936	$20,014,176	$32,364,887
Net realized gain (loss)	111,064,123	58,873,568	85,735,939	50,011,549
Change in net unrealized appreciation (depreciation)	(73,239,046)	61,283,893	(75,190,406)	30,708,241
Increase (decrease) in net assets resulting from operations	60,374,911	151,358,397	30,559,709	113,084,677
Distributions to shareholders
From net investment income
Class R1	(13,921)	(7,442)	(4,516)	(1,597)
Class R2	(10,825)	(6,675)	(3,529)	(2,900)
Class R4	(1,011)	(2,397)	(1,166)	(2,309)
Class R6	(484,483)	(67,301)	(409,296)	(40,204)
Class 1	(31,136,652)	(29,981,400)	(31,106,066)	(31,517,469)
From net realized gain
Class R1	(44,080)	(10,519)	(12,701)	(1,583)
Class R2	(30,593)	(8,069)	(8,118)	(2,232)
Class R4	(2,395)	(2,420)	(2,388)	(1,630)
Class R6	(1,066,954)	(62,880)	(778,374)	(26,213)
Class 1	(70,087,932)	(28,656,191)	(60,444,765)	(21,023,956)
Total distributions	(102,878,846)	(58,805,294)	(92,770,919)	(52,620,093)
From portfolio share transactions
Portfolio share transactions	8,836,916	(49,151,552)	(35,224,083)	(98,803,714)
Total from portfolio share transactions	8,836,916	(49,151,552)	(35,224,083)	(98,803,714)
Total increase (decrease)	(33,667,019)	43,401,551	(97,435,293)	(38,339,130)
Net assets
Beginning of period	1,486,179,444	1,442,777,893	1,491,265,626	1,529,604,756
End of period	$1,452,512,425	$1,486,179,444	$1,393,830,333	$1,491,265,626
Undistributed net investment income (loss)	$933,772	$10,030,830	$1,154,927	$12,665,324

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       34

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Multi-Index 2020 Preservation Portfolio		Multi-Index Income Preservation Portfolio
	Six months ended 2-28-18	Year ended 8-31-17	Six months ended 2-28-18	Year ended 8-31-17
	(unaudited)		(unaudited)
Increase (decrease) in net assets
From operations
Net investment income (loss)	$10,552,758	$20,130,968	$5,235,430	$11,107,565
Net realized gain (loss)	33,003,469	30,638,158	6,765,492	4,880,609
Change in net unrealized appreciation (depreciation)	(43,982,087)	(9,764,209)	(14,216,095)	(2,552,207)
Increase (decrease) in net assets resulting from operations	(425,860)	41,004,917	(2,215,173)	13,435,967
Distributions to shareholders
From net investment income
Class R1	(4,460)	(2,263)	(2,605)	(3,290)
Class R2	(6,821)	(7,465)	(5,028)	(5,922)
Class R4	(1,073)	(2,152)	(1,050)	(3,436)
Class R6	(302,001)	(53,589)	(153,967)	(38,010)
Class 1	(18,734,498)	(19,989,544)	(10,292,334)	(10,674,676)
From net realized gain
Class R1	(12,277)	(1,646)	(2,382)	(903)
Class R2	(17,368)	(5,294)	(4,111)	(1,443)
Class R4	(2,311)	(1,270)	(767)	(740)
Class R6	(601,682)	(29,198)	(104,259)	(7,415)
Class 1	(38,124,287)	(11,142,604)	(7,123,535)	(2,138,802)
Total distributions	(57,806,778)	(31,235,025)	(17,690,038)	(12,874,637)
From portfolio share transactions
Portfolio share transactions	(45,024,713)	(124,063,186)	(39,788,803)	(124,223,865)
Total from portfolio share transactions	(45,024,713)	(124,063,186)	(39,788,803)	(124,223,865)
Total increase (decrease)	(103,257,351)	(114,293,294)	(59,694,014)	(123,662,535)
Net assets
Beginning of period	891,542,820	1,005,836,114	505,417,142	629,079,677
End of period	$788,285,469	$891,542,820	$445,723,128	$505,417,142
Undistributed net investment income (loss)	$856,377	$9,352,472	$237,472	$5,457,026

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       35

Financial highlights

Multi-Index 2060 Preservation Portfolio
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in millions)		Portfolio turnover (%)
CLASS R1
02-28-2018[5]	11.88	0.11	[9]	0.66	0.77	(0.18)	(0.24)	—	(0.42)	12.23	6.47	[7]	1.18	[8]	0.51	[8]	1.86	[8,9]	—	[10]	6
08-31-2017	10.56	0.19	[9]	1.26	1.45	(0.13)	—	—	(0.13)	11.88	13.89		2.17		0.51		1.68	[9]	—	[10]	14
08-31-2016[6]	10.00	0.01		0.55	0.56	—	—	—	—	10.56	5.60	[7]	22.82	[8]	0.56	[8]	0.27	[8]	—	[10]	—	[11]
CLASS R2
02-28-2018[5]	11.90	0.13	[9]	0.66	0.79	(0.21)	(0.24)	—	(0.45)	12.24	6.63	[7]	0.93	[8]	0.26	[8]	2.11	[9,8]	—	[10]	6
08-31-2017	10.58	0.21	[9]	1.26	1.47	(0.15)	—	—	(0.15)	11.90	14.07		1.92		0.26		1.93	[9]	—	[10]	14
08-31-2016[6]	10.00	0.02		0.56	0.58	—	—	—	—	10.58	5.80	[7]	22.57	[8]	0.31	[8]	0.52	[8]	—	[10]	—	[11]
CLASS R4
02-28-2018[5]	11.90	0.15	[9]	0.66	0.81	(0.22)	(0.24)	—	(0.46)	12.25	6.81	[7]	0.93	[8]	0.16	[8]	2.45	[9,8]	—	[10]	6
08-31-2017	10.58	0.23	[9]	1.25	1.48	(0.16)	—	—	(0.16)	11.90	14.16		1.92		0.16		2.04	[9]	—	[10]	14
08-31-2016[6]	10.00	0.03		0.55	0.58	—	—	—	—	10.58	5.80	[7]	22.57	[8]	0.21	[8]	0.62	[8]	—	[10]	—	[11]
CLASS R6
02-28-2018[5]	11.92	0.17	[9]	0.64	0.81	(0.24)	(0.24)	—	(0.48)	12.25	6.80	[7]	0.68	[8]	—		2.75	[9,8]	—	[10]	6
08-31-2017	10.59	0.24	[9]	1.26	1.50	(0.17)	—	—	(0.17)	11.92	14.38		1.67		—		2.17	[9]	—	[10]	14
08-31-2016[6]	10.00	0.03		0.56	0.59	—	—	—	—	10.59	5.90	[7]	22.32	[8]	0.05	[8]	0.79	[8]	—	[10]	—	[11]
CLASS 1
02-28-2018[5]	11.91	0.22	[9]	0.59	0.81	(0.23)	(0.24)	—	(0.47)	12.25	6.83	[7]	0.72	[8]	0.05	[8]	3.58	[9,8]	41		6
08-31-2017	10.58	0.17	[9]	1.33	1.50	(0.17)	—	—	(0.17)	11.91	14.35		1.70		0.05		1.51	[9]	26		14
08-31-2016[6]	10.00	0.01		0.57	0.58	—	—	—	—	10.58	5.80	[7]	22.36	[8]	0.10	[8]	0.35	[8]	3		—	[11]

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. Accordingly, a significant portion of income is recorded in December.
3	Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.05%-0.65%, 0.05%-0.65% and 0.06%-0.65% for the periods ended 2-28-18, 8-31-17 and 8-31-16, respectively.
5	Six months ended 2-28-18. Unaudited.
6	Period from 3-30-16 (commencement of operations) to 8-31-16.
7	Not annualized.
8	Annualized.
9	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.01 and less than $0.005 per share and 0.06% and 0.04% for the periods ended 2-28-18 and 8-31-17, respectively.
10	Less than $500,000.
11	Less than 0.50%.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       36

Multi-Index 2055 Preservation Portfolio
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in millions)		Portfolio turnover (%)
CLASS R1
02-28-2018[5]	11.82	0.11	[7]	0.67	0.78	(0.21)	(0.60)	—	(0.81)	11.79	6.55	[9]	0.79	[10]	0.51	[10]	1.88	[7,10]	—	[8]	6
08-31-2017	10.71	0.19	[7]	1.25	1.44	(0.17)	(0.16)	—	(0.33)	11.82	13.85		0.80		0.51		1.68	[7]	—	[8]	11
08-31-2016	10.08	0.16		0.63	0.79	(0.12)	(0.04)	—	(0.16)	10.71	8.00		0.87		0.55		1.59		—	[8]	3
08-31-2015	10.62	0.14		(0.56)	(0.42)	(0.10)	(0.02)	—	(0.12)	10.08		(4.04)	7.62		0.77		1.32		—	[8]	13
08-31-2014[6]	10.00		(0.01)	0.63	0.62	—	—	—	—	10.62	6.20	[9]	23.59	[10]	0.98	[10]	(0.22	) [10]	—	[8]	12
CLASS R2
02-28-2018[5]	11.84	0.13	[7]	0.66	0.79	(0.23)	(0.60)	—	(0.83)	11.80	6.70	[9]	0.55	[10]	0.27	[10]	2.11	[7,10]	—	[8]	6
08-31-2017	10.73	0.21	[7]	1.26	1.47	(0.20)	(0.16)	—	(0.36)	11.84	14.11		0.55		0.27		1.93	[7]	—	[8]	11
08-31-2016	10.10	0.19		0.63	0.82	(0.15)	(0.04)	—	(0.19)	10.73	8.26		0.62		0.30		1.84		—	[8]	3
08-31-2015	10.64	0.17		(0.57)	(0.40)	(0.12)	(0.02)	—	(0.14)	10.10		(3.85)	7.39		0.52		1.57		—	[8]	13
08-31-2014[6]	10.00	—	[11]	0.64	0.64	—	—	—	—	10.64	6.40	[9]	23.33	[10]	0.73	[10]	0.03	[10]	—	[8]	12
CLASS R4
02-28-2018[5]	11.85	0.13	[7]	0.68	0.81	(0.25)	(0.60)	—	(0.85)	11.81	6.80	[9]	0.54	[10]	0.16	[10]	2.23	[7,10]	—	[8]	6
08-31-2017	10.74	0.23	[7]	1.25	1.48	(0.21)	(0.16)	—	(0.37)	11.85	14.21		0.55		0.17		2.03	[7]	—	[8]	11
08-31-2016	10.11	0.20		0.63	0.83	(0.16)	(0.04)	—	(0.20)	10.74	8.37		0.62		0.20		1.94		—	[8]	3
08-31-2015	10.65	0.18		(0.56)	(0.38)	(0.14)	(0.02)	—	(0.16)	10.11		(3.67)	7.38		0.37		1.72		—	[8]	13
08-31-2014[6]	10.00	0.01		0.64	0.65	—	—	—	—	10.65	6.50	[9]	23.32	[10]	0.48	[10]	0.28	[10]	—	[8]	12
Class R6
02-28-2018[5]	11.86	0.16	[7]	0.65	0.81	(0.26)	(0.60)	—	(0.86)	11.81	6.86	[9]	0.29	[10]	—	[10]	2.62	[7,10]	—	[8]	6
08-31-2017	10.75	0.24	[7]	1.26	1.50	(0.23)	(0.16)	—	(0.39)	11.86	14.38		0.30		—		2.11	[7]	—	[8]	11
08-31-2016	10.12	0.21		0.64	0.85	(0.18)	(0.04)	—	(0.22)	10.75	8.54		0.37		0.03		2.04		—	[8]	3
08-31-2015	10.66	0.20		(0.56)	(0.36)	(0.16)	(0.02)	—	(0.18)	10.12		(3.48)	7.75		0.18		1.91		—	[8]	13
08-31-2014[6]	10.00	0.02		0.64	0.66	—	—	—	—	10.66	6.60	[9]	24.80	[10]	0.23	[10]	0.53	[10]	—	[8]	12
CLASS 1
02-28-2018[5]	11.85	0.21	[7]	0.60	0.81	(0.26)	(0.60)	—	(0.86)	11.80	6.81	[9]	0.33	[10]	0.05	[10]	3.43	[7,10]	228		6
08-31-2017	10.74	0.23	[7]	1.26	1.49	(0.22)	(0.16)	—	(0.38)	11.85	14.34		0.34		0.05		2.07	[7]	210		11
08-31-2016	10.11	0.18		0.66	0.84	(0.17)	(0.04)	—	(0.21)	10.74	8.50		0.40		0.08		1.79		152		3
08-31-2015	10.65	0.14		(0.51)	(0.37)	(0.15)	(0.02)	—	(0.17)	10.11		(3.52)	0.69		0.23		1.32		62		13
08-31-2014[6]	10.00	0.01		0.64	0.65	—	—	—	—	10.65	6.50	[9]	6.96	[10]	0.28	[10]	0.25	[10]	8		12

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. Accordingly, a significant portion of income is recorded in December.
3	Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.05%-0.65%, 0.05%-0.65%, 0.06%-0.65%, 0.07%-0.65% and 0.08%-0.65% for the periods ended 2-28-18, 8-31-17, 8-31-16, 8-31-15 and 8-31-14, respectively.
5	Six months ended 2-28-18. Unaudited.
6	Period from 3-26-14 (commencement of operations) to 8-31-14.
7	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.01 and less than $0.005 per share and 0.05% and 0.03% for the periods ended 2-28-18 and 8-31-17, respectively.
8	Less than $500,000.
9	Not annualized.
10	Annualized.
11	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       37

Financial highlights continued

Multi-Index 2050 Preservation Portfolio
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in millions)		Portfolio turnover (%)
CLASS R1
02-28-2018[5]	13.55	0.17	[6]	0.70	0.87	(0.22)	(0.81)	—	(1.03)	13.39	6.53	[9]	0.89	[10]	0.65	[10]	2.46	[6,10]	—	[7]	8
08-31-2017	12.45	0.19	[6]	1.45	1.64	(0.20)	(0.34)	—	(0.54)	13.55	13.60		0.90		0.67		1.45	[6]	—	[7]	12
08-31-2016	11.87	0.17		0.75	0.92	(0.16)	(0.18)	—	(0.34)	12.45	7.90		0.86		0.66		1.43		—	[7]	6
08-31-2015	12.64	0.15		(0.70)	(0.55)	(0.14)	(0.08)	—	(0.22)	11.87		(4.41)	3.77		0.83		1.20		—	[7]	5
08-31-2014	10.85	0.12		1.82	1.94	(0.12)	(0.03)	—	(0.15)	12.64	18.00		14.26		0.99		0.99		—	[7]	9
08-31-2013[8]	10.03	0.11		0.95	1.06	(0.07)	(0.17)	—	(0.24)	10.85	10.73	[9]	14.75	[10]	1.00	[10]	1.01	[10]	—	[7]	3	[11]
CLASS R2
02-28-2018[5]	13.56	0.18	[6]	0.71	0.89	(0.26)	(0.81)	—	(1.07)	13.38	6.57	[9]	0.69	[10]	0.46	[10]	2.68	[6,10]	—	[7]	8
08-31-2017	12.46	0.18	[6]	1.49	1.67	(0.23)	(0.34)	—	(0.57)	13.56	13.96		0.62		0.39		1.44	[6]	1		12
08-31-2016	11.87	0.20		0.76	0.96	(0.19)	(0.18)	—	(0.37)	12.46	8.24		0.61		0.41		1.73		—	[7]	6
08-31-2015	12.64	0.20		(0.72)	(0.52)	(0.17)	(0.08)	—	(0.25)	11.87		(4.18)	3.12		0.59		1.56		—	[7]	5
08-31-2014	10.85	0.15		1.82	1.97	(0.15)	(0.03)	—	(0.18)	12.64	18.27		14.02		0.74		1.24		—	[7]	9
08-31-2013[8]	10.03	0.13		0.96	1.09	(0.10)	(0.17)	—	(0.27)	10.85	11.00	[9]	14.50	[10]	0.75	[10]	1.26	[10]	—	[7]	3	[11]
CLASS R4
02-28-2018[5]	13.59	0.14	[6]	0.78	0.92	(0.29)	(0.81)	—	(1.10)	13.41	6.79	[9]	0.49	[10]	0.16	[10]	2.10	[6,10]	—	[7]	8
08-31-2017	12.49	0.25	[6]	1.45	1.70	(0.26)	(0.34)	—	(0.60)	13.59	14.14		0.59		0.25		1.98	[6]	—	[7]	12
08-31-2016	11.91	0.23		0.74	0.97	(0.21)	(0.18)	—	(0.39)	12.49	8.31		0.51		0.20		1.97		—	[7]	6
08-31-2015	12.68	0.22		(0.71)	(0.49)	(0.20)	(0.08)	—	(0.28)	11.91		(3.93)	4.22		0.39		1.73		—	[7]	5
08-31-2014	10.88	0.18		1.83	2.01	(0.18)	(0.03)	—	(0.21)	12.68	18.59		13.71		0.49		1.50		—	[7]	9
08-31-2013	10.06	0.16		0.95	1.11	(0.12)	(0.17)	—	(0.29)	10.88	11.24		19.82		0.50		1.49		—	[7]	3
CLASS R6
02-28-2018[5]	13.55	0.25	[6]	0.68	0.93	(0.31)	(0.81)	—	(1.12)	13.36	6.89	[9]	0.25	[10]	—		3.59	[6,10]	19		8
08-31-2017	12.45	0.19	[6]	1.53	1.72	(0.28)	(0.34)	—	(0.62)	13.55	14.38		0.25		—		1.45	[6]	11		12
08-31-2016	11.87	0.18		0.81	0.99	(0.23)	(0.18)	—	(0.41)	12.45	8.54		0.26		0.04		1.57		—	[7]	6
08-31-2015	12.64	0.23		(0.69)	(0.46)	(0.23)	(0.08)	—	(0.31)	11.87		(3.71)	3.41		0.19		1.83		—	[7]	5
08-31-2014	10.85	0.21		1.82	2.03	(0.21)	(0.03)	—	(0.24)	12.64	18.83		13.65		0.24		1.72		—	[7]	9
08-31-2013[8]	10.03	0.19		0.94	1.13	(0.14)	(0.17)	—	(0.31)	10.85	11.55	[9]	14.37	[10]	0.25	[10]	1.76	[10]	—	[7]	3	[11]
CLASS 1
02-28-2018[5]	13.55	0.23	[6]	0.69	0.92	(0.30)	(0.81)	—	(1.11)	13.36	6.84	[9]	0.28	[10]	0.05	[10]	3.40	[6,10]	574		8
08-31-2017	12.45	0.27	[6]	1.44	1.71	(0.27)	(0.34)	—	(0.61)	13.55	14.33		0.28		0.05		2.14	[6]	573		12
08-31-2016	11.87	0.24		0.75	0.99	(0.23)	(0.18)	—	(0.41)	12.45	8.49		0.29		0.09		2.01		522		6
08-31-2015	12.64	0.23		(0.69)	(0.46)	(0.23)	(0.08)	—	(0.31)	11.87		(3.75)	0.28		0.24		1.81		424		5
08-31-2014	10.85	0.19		1.83	2.02	(0.20)	(0.03)	—	(0.23)	12.64	18.77		0.29		0.29		1.57		380		9
08-31-2013	10.03	0.16		0.97	1.13	(0.14)	(0.17)	—	(0.31)	10.85	11.49		0.33		0.30		1.48		217		3

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. Accordingly, a significant portion of income is recorded in December.
3	Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.05%-0.65%, 0.05%-0.65%, 0.06%-0.65%, 0.07%-0.65%, 0.08%-0.65% and 0.10%-0.65% for the periods ended 2-28-18, 8-31-17,8-31-16, 8-31-15, 8-31-14 and 8-31-13, respectively.
5	Six months ended 2-28-18. Unaudited.
6	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.01 and less than $0.005 per share and 0.05% and 0.03% for the periods ended 2-28-18 and 8-31-17, respectively.
7	Less than $500,000.
8	The inception date for Class R1, Class R2 and Class R6 shares is 9-4-12.
9	Not annualized.
10	Annualized.
11	Portfolio turnover is shown for the period from 9-1-12 to 8-31-13.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       38

Multi-Index 2045 Preservation Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in millions)		Portfolio turnover (%)
CLASS R1
02-28-2018[5]	15.19	0.22	0.75	0.97	(0.24)	(0.87)	—	(1.11)	15.05	6.43	[9]	0.95	[10]	0.72	[10]	2.84	[6,10]	1		7
08-31-2017	13.97	0.19	1.62	1.81	(0.21)	(0.38)	—	(0.59)	15.19	13.47		0.96		0.73		1.31	[6]	1		12
08-31-2016	13.33	0.17	0.85	1.02	(0.18)	(0.20)	—	(0.38)	13.97	7.74		0.97		0.77		1.29		—	[7]	6
08-31-2015	14.17	0.16	(0.78)	(0.62)	(0.15)	(0.07)	—	(0.22)	13.33		(4.45)	2.77		0.90		1.14		—	[7]	5
08-31-2014	12.16	0.13	2.05	2.18	(0.13)	(0.04)	—	(0.17)	14.17	18.05		14.27		0.99		0.99		—	[7]	9
08-31-2013[8]	11.25	0.12	1.08	1.20	(0.08)	(0.21)	—	(0.29)	12.16	10.82	[9]	14.74	[10]	1.00	[10]	1.00	[10]	—	[7]	3	[11]
CLASS R2
02-28-2018[5]	15.20	0.23	0.76	0.99	(0.27)	(0.87)	—	(1.14)	15.05	6.48	[9]	0.72	[10]	0.48	[10]	3.02	[6,10]	1		7
08-31-2017	13.97	0.16	1.69	1.85	(0.24)	(0.38)	—	(0.62)	15.20	13.88		0.74		0.50		1.14	[6]	1		12
08-31-2016	13.33	0.20	0.85	1.05	(0.21)	(0.20)	—	(0.41)	13.97	8.04		0.77		0.53		1.53		—	[7]	6
08-31-2015	14.17	0.23	(0.81)	(0.58)	(0.19)	(0.07)	—	(0.26)	13.33		(4.22)	2.98		0.61		1.66		—	[7]	5
08-31-2014	12.16	0.16	2.05	2.21	(0.16)	(0.04)	—	(0.20)	14.17	18.33		13.66		0.74		1.20		—	[7]	9
08-31-2013[8]	11.25	0.15	1.08	1.23	(0.11)	(0.21)	—	(0.32)	12.16	11.09	[9]	14.51	[10]	0.75	[10]	1.25	[10]	—	[7]	3	[11]
CLASS R4
02-28-2018[5]	15.27	0.16	0.86	1.02	(0.33)	(0.87)	—	(1.20)	15.09	6.67	[9]	0.49	[10]	0.16	[10]	2.11	[6,10]	—	[7]	7
08-31-2017	14.03	0.30	1.61	1.91	(0.29)	(0.38)	—	(0.67)	15.27	14.19		0.49		0.16		2.07	[6]	—	[7]	12
08-31-2016	13.37	0.26	0.84	1.10	(0.24)	(0.20)	—	(0.44)	14.03	8.40		0.50		0.20		1.97		—	[7]	6
08-31-2015	14.21	0.24	(0.79)	(0.55)	(0.22)	(0.07)	—	(0.29)	13.37		(3.97)	4.22		0.38		1.73		—	[7]	5
08-31-2014	12.20	0.20	2.05	2.25	(0.20)	(0.04)	—	(0.24)	14.21	18.54		13.73		0.49		1.51		—	[7]	9
08-31-2013	11.28	0.18	1.09	1.27	(0.14)	(0.21)	—	(0.35)	12.20	11.43		19.83	[12]	0.50		1.48		—	[7]	3
Class R6
02-28-2018[5]	15.22	0.27	0.75	1.02	(0.35)	(0.87)	—	(1.22)	15.02	6.72	[9]	0.24	[10]	—	[10]	3.58	[6,10]	19		7
08-31-2017	13.99	0.20	1.72	1.92	(0.31)	(0.38)	—	(0.69)	15.22	14.35		0.24		—		1.36	[6]	10		12
08-31-2016	13.33	0.27	0.86	1.13	(0.27)	(0.20)	—	(0.47)	13.99	8.62		0.25		0.03		2.02		—	[7]	6
08-31-2015	14.18	0.23	(0.76)	(0.53)	(0.25)	(0.07)	—	(0.32)	13.33		(3.82)	3.09		0.19		1.64		—	[7]	5
08-31-2014	12.16	0.23	2.06	2.29	(0.23)	(0.04)	—	(0.27)	14.18	18.97		13.83		0.24		1.74		—	[7]	9
08-31-2013[8]	11.25	0.21	1.07	1.28	(0.16)	(0.21)	—	(0.37)	12.16	11.64	[9]	14.35	[10]	0.25	[10]	1.74	[10]	—	[7]	3	[11]
CLASS 1
02-28-2018[5]	15.21	0.26	0.76	1.02	(0.34)	(0.87)	—	(1.21)	15.02	6.74	[9]	0.28	[10]	0.05	[10]	3.44	[6,10]	755		7
08-31-2017	13.98	0.31	1.60	1.91	(0.30)	(0.38)	—	(0.68)	15.21	14.30		0.28		0.05		2.15	[6]	741		12
08-31-2016	13.33	0.27	0.84	1.11	(0.26)	(0.20)	—	(0.46)	13.98	8.49		0.28		0.08		2.01		678		6
08-31-2015	14.17	0.26	(0.78)	(0.52)	(0.25)	(0.07)	—	(0.32)	13.33		(3.80)	0.28		0.24		1.83		554		5
08-31-2014	12.16	0.22	2.05	2.27	(0.22)	(0.04)	—	(0.26)	14.17	18.83		0.29		0.29		1.61		512		9
08-31-2013	11.25	0.18	1.10	1.28	(0.16)	(0.21)	—	(0.37)	12.16	11.59		0.31		0.30		1.51		332		3

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. Accordingly, a significant portion of income is recorded in December.
3	Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.05%-0.65%, 0.05%-0.65%, 0.06%-0.65%, 0.07%-0.65%, 0.08%-0.65% and 0.10%-0.65% for the periods ended 2-28-18, 8-31-17, 8-31-16, 8-31-15, 8-31-14 and 8-31-13, respectively.
5	Six months ended 2-28-18. Unaudited.
6	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.01 and less than $0.005 per share and 0.06% and 0.03% for the periods ended 2-28-18 and 8-31-17, respectively.
7	Less than $500,000.
8	The inception date for Class R1, Class R2 and Class R6 shares is 9-4-12.
9	Not annualized.
10	Annualized.
11	Portfolio turnover is shown for the period from 9-1-12 to 8-31-13.
12	Expense ratio has been revised to conform with current year presentation of expense recapture and net expense reductions.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       39

Financial highlights continued

Multi-Index 2040 Preservation Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in millions)		Portfolio turnover (%)
CLASS R1
02-28-2018[5]	15.09	0.19	0.72	0.91	(0.25)	(0.86)	—	(1.11)	14.89	6.09	[9]	0.90	[10]	0.66	[10]	2.43	[7,10]	—	[6]	9
08-31-2017	13.92	0.19	1.58	1.77	(0.23)	(0.37)	—	(0.60)	15.09	13.15		0.88		0.65		1.36	[7]	—	[6]	13
08-31-2016	13.29	0.19	0.83	1.02	(0.19)	(0.20)	—	(0.39)	13.92	7.79		0.83		0.63		1.45		—	[6]	7
08-31-2015	14.12	0.16	(0.76)	(0.60)	(0.15)	(0.08)	—	(0.23)	13.29		(4.34)	4.03		0.80		1.15		—	[6]	5
08-31-2014	12.13	0.13	2.03	2.16	(0.13)	(0.04)	—	(0.17)	14.12	17.90		14.33		0.99		0.99		—	[6]	9
08-31-2013[8]	11.25	0.11	1.08	1.19	(0.08)	(0.23)	—	(0.31)	12.13	10.75	[9]	14.76	[10]	1.00	[10]	0.97	[10]	—	[6]	3	[11]
CLASS R2
02-28-2018[5]	15.10	0.15	0.78	0.93	(0.29)	(0.86)	—	(1.15)	14.88	6.18	[9]	0.67	[10]	0.44	[10]	1.99	[7,10]	—	[6]	9
08-31-2017	13.92	0.21	1.60	1.81	(0.26)	(0.37)	—	(0.63)	15.10	13.51		0.61		0.38		1.46	[7]	—	[6]	13
08-31-2016	13.26	0.23	0.82	1.05	(0.19)	(0.20)	—	(0.39)	13.92	8.10		0.53		0.33		1.72		—	[6]	7
08-31-2015	14.12	0.36	(0.96)	(0.60)	(0.18)	(0.08)	—	(0.26)	13.26		(4.32)	2.06		0.69		2.57		—	[6]	5
08-31-2014	12.13	0.08	2.11	2.19	(0.16)	(0.04)	—	(0.20)	14.12	18.17		6.48		0.74		0.57		—	[6]	9
08-31-2013[8]	11.25	0.14	1.07	1.21	(0.10)	(0.23)	—	(0.33)	12.13	11.02	[9]	14.51	[10]	0.75	[10]	1.22	[10]	—	[6]	3	[11]
CLASS R4
02-28-2018[5]	15.16	0.17	0.78	0.95	(0.32)	(0.86)	—	(1.18)	14.93	6.34	[9]	0.50	[10]	0.17	[10]	2.18	[7,10]	—	[6]	9
08-31-2017	13.97	0.28	1.57	1.85	(0.29)	(0.37)	—	(0.66)	15.16	13.72		0.50		0.17		1.97	[7]	—	[6]	13
08-31-2016	13.33	0.26	0.82	1.08	(0.24)	(0.20)	—	(0.44)	13.97	8.27		0.50		0.20		1.95		—	[6]	7
08-31-2015	14.17	0.24	(0.79)	(0.55)	(0.21)	(0.08)	—	(0.29)	13.33		(3.93)	4.24		0.39		1.72		—	[6]	5
08-31-2014	12.18	0.20	2.02	2.22	(0.19)	(0.04)	—	(0.23)	14.17	18.37		13.76		0.49		1.50		—	[6]	9
08-31-2013	11.29	0.17	1.08	1.25	(0.13)	(0.23)	—	(0.36)	12.18	11.34		19.65		0.50		1.45		—	[6]	3
Class R6
02-28-2018[5]	15.09	0.27	0.69	0.96	(0.35)	(0.86)	—	(1.21)	14.84	6.39	[9]	0.25	[10]	—	[10]	3.53	[7,10]	24		9
08-31-2017	13.91	0.20	1.66	1.86	(0.31)	(0.37)	—	(0.68)	15.09	13.90		0.25		—		1.40	[7]	14		13
08-31-2016	13.27	0.25	0.85	1.10	(0.26)	(0.20)	—	(0.46)	13.91	8.50		0.25		0.03		1.94		1		7
08-31-2015	14.12	0.16	(0.68)	(0.52)	(0.25)	(0.08)	—	(0.33)	13.27		(3.78)	1.07		0.19		1.19		1		5
08-31-2014	12.13	0.23	2.02	2.25	(0.22)	(0.04)	—	(0.26)	14.12	18.72		7.57		0.24		1.73		—	[6]	9
08-31-2013[8]	11.25	0.19	1.08	1.27	(0.16)	(0.23)	—	(0.39)	12.13	11.56	[9]	13.36	[10]	0.25	[10]	1.64	[10]	—	[6]	3	[11]
CLASS 1
02-28-2018[5]	15.10	0.26	0.70	0.96	(0.34)	(0.86)	—	(1.20)	14.86	6.41	[9]	0.29	[10]	0.05	[10]	3.36	[7,10]	958		9
08-31-2017	13.92	0.30	1.55	1.85	(0.30)	(0.37)	—	(0.67)	15.10	13.83		0.28		0.05		2.14	[7]	969		13
08-31-2016	13.28	0.26	0.83	1.09	(0.25)	(0.20)	—	(0.45)	13.92	8.44		0.28		0.08		2.00		892		7
08-31-2015	14.13	0.25	(0.78)	(0.53)	(0.24)	(0.08)	—	(0.32)	13.28		(3.83)	0.28		0.24		1.82		743		5
08-31-2014	12.14	0.21	2.04	2.25	(0.22)	(0.04)	—	(0.26)	14.13	18.65		0.29		0.29		1.61		686		9
08-31-2013	11.25	0.18	1.10	1.28	(0.16)	(0.23)	—	(0.39)	12.14	11.60		0.30		0.30		1.49		454		3

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio/fund invests. Accordingly, a significant portion of income is recorded in December.
3	Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.05%-0.65%, 0.05%-0.65%, 0.06%-0.65%, 0.07%-0.65%, 0.08%-0.65% and 0.10%-0.65% for the periods ended 2-28-18, 8-31-17, 8-31-16, 8-31-15, 8-31-14 and 8-31-13, respectively.
5	Six months ended 2-28-18. Unaudited.
6	Less than $500,000.
7	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.01 and less than $0.005 per share and 0.05% and 0.03% for the periods ended 2-28-18 and 8-31-17, respectively.
8	The inception date for Class R1, Class R2 and Class R6 shares is 9-4-12.
9	Not annualized.
10	Annualized.
11	Portfolio turnover is shown for the period from 9-1-12 to 8-31-13.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       40

Multi-Index 2035 Preservation Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in millions)		Portfolio turnover (%)
CLASS R1
02-28-2018[5]	14.82	0.20	0.58	0.78	(0.24)	(0.81)	—	(1.05)	14.55	5.24	[9]	0.90	[10]	0.64	[10]	2.68	[6,10]	1		10
08-31-2017	13.77	0.16	1.43	1.59	(0.20)	(0.34)	—	(0.54)	14.82	12.02		0.96		0.71		1.15	[6]	1		15
08-31-2016	13.18	0.17	0.78	0.95	(0.17)	(0.19)	—	(0.36)	13.77	7.39		1.04		0.80		1.29		1		7
08-31-2015	13.98	0.08	(0.64)	(0.56)	(0.15)	(0.09)	—	(0.24)	13.18		(4.09)	2.39		0.87		0.56		1		6
08-31-2014	12.09	0.13	1.93	2.06	(0.13)	(0.04)	—	(0.17)	13.98	17.09		14.45		0.99		0.99		—	[7]	9
08-31-2013[8]	11.26	0.11	1.02	1.13	(0.08)	(0.22)	—	(0.30)	12.09	10.18	[9]	14.79	[10]	1.02	[10]	0.97	[10]	—	[7]	5	[11]
CLASS R2
02-28-2018[5]	14.81	0.21	0.58	0.79	(0.27)	(0.81)	—	(1.08)	14.52	5.31	[9]	0.78	[10]	0.51	[10]	2.82	[6,10]	1		10
08-31-2017	13.77	0.21	1.41	1.62	(0.24)	(0.34)	—	(0.58)	14.81	12.22		0.73		0.48		1.47	[6]	1		15
08-31-2016	13.17	0.21	0.78	0.99	(0.20)	(0.19)	—	(0.39)	13.77	7.73		0.78		0.55		1.61		—	[7]	7
08-31-2015	13.98	0.24	(0.77)	(0.53)	(0.19)	(0.09)	—	(0.28)	13.17		(3.93)	2.16		0.67		1.71		—	[7]	6
08-31-2014	12.09	0.16	1.93	2.09	(0.16)	(0.04)	—	(0.20)	13.98	17.36		13.50		0.74		1.21		—	[7]	9
08-31-2013[8]	11.26	0.14	1.02	1.16	(0.11)	(0.22)	—	(0.33)	12.09	10.45	[9]	14.55	[10]	0.77	[10]	1.22	[10]	—	[7]	5	[11]
CLASS R4
02-28-2018[5]	14.88	0.16	0.66	0.82	(0.32)	(0.81)	—	(1.13)	14.57	5.50	[9]	0.52	[10]	0.16	[10]	2.15	[6,10]	—	[7]	10
08-31-2017	13.83	0.29	1.38	1.67	(0.28)	(0.34)	—	(0.62)	14.88	12.61		0.52		0.16		2.05	[6]	—	[7]	15
08-31-2016	13.22	0.26	0.78	1.04	(0.24)	(0.19)	—	(0.43)	13.83	8.06		0.52		0.22		1.96		—	[7]	7
08-31-2015	14.03	0.24	(0.74)	(0.50)	(0.22)	(0.09)	—	(0.31)	13.22		(3.68)	4.29		0.40		1.72		—	[7]	6
08-31-2014	12.13	0.20	1.93	2.13	(0.19)	(0.04)	—	(0.23)	14.03	17.66		13.87		0.49		1.50		—	[7]	9
08-31-2013	11.29	0.17	1.02	1.19	(0.13)	(0.22)	—	(0.35)	12.13	10.78		19.89		0.52		1.45		—	[7]	5
Class R6
02-28-2018[5]	14.83	0.25	0.58	0.83	(0.34)	(0.81)	—	(1.15)	14.51	5.61	[9]	0.27	[10]	—	[10]	3.40	[6,10]	27		10
08-31-2017	13.78	0.19	1.50	1.69	(0.30)	(0.34)	—	(0.64)	14.83	12.84		0.27		—		1.34	[6]	15		15
08-31-2016	13.18	0.26	0.79	1.05	(0.26)	(0.19)	—	(0.45)	13.78	8.21		0.27		0.05		1.99		—	[7]	7
08-31-2015	13.99	0.24	(0.71)	(0.47)	(0.25)	(0.09)	—	(0.34)	13.18		(3.46)	1.29		0.21		1.76		—	[7]	6
08-31-2014	12.09	0.23	1.93	2.16	(0.22)	(0.04)	—	(0.26)	13.99	18.00		7.52		0.24		1.73		—	[7]	9
08-31-2013[8]	11.26	0.19	1.02	1.21	(0.16)	(0.22)	—	(0.38)	12.09	10.99	[9]	13.42	[10]	0.27	[10]	1.65	[10]	—	[7]	5	[11]
CLASS 1
02-28-2018[5]	14.82	0.24	0.57	0.81	(0.33)	(0.81)	—	(1.14)	14.49	5.49	[9]	0.31	[10]	0.05	[10]	3.26	[6,10]	1,215		10
08-31-2017	13.77	0.30	1.39	1.69	(0.30)	(0.34)	—	(0.64)	14.82	12.80		0.30		0.05		2.14	[6]	1,244		15
08-31-2016	13.17	0.26	0.78	1.04	(0.25)	(0.19)	—	(0.44)	13.77	8.16		0.30		0.10		2.03		1,192		7
08-31-2015	13.98	0.25	(0.72)	(0.47)	(0.25)	(0.09)	—	(0.34)	13.17		(3.50)	0.29		0.26		1.82		1,024		6
08-31-2014	12.09	0.22	1.92	2.14	(0.21)	(0.04)	—	(0.25)	13.98	17.86		0.29		0.29		1.63		955		9
08-31-2013	11.26	0.18	1.03	1.21	(0.16)	(0.22)	—	(0.38)	12.09	10.94		0.32		0.32		1.51		649		5

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio/fund invests. Accordingly, a significant portion of income is recorded in December.
3	Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.05%-0.65%, 0.05%-0.65%, 0.06%-0.65%, 0.07%-0.65%, 0.08%-0.65% and 0.10%-0.65% for the periods ended 2-28-18, 8-31-17, 8-31-16, 8-31-15, 8-31-14 and 8-31-13, respectively.
5	Six months ended 2-28-18. Unaudited.
6	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of less than $0.005 and less than $0.005 per share and 0.03% and 0.01% for the periods ended 2-28-18 and 8-31-17, respectively.
7	Less than $500,000.
8	The inception date for Class R1, Class R2 and Class R6 shares is 9-4-12.
9	Not annualized.
10	Annualized.
11	Portfolio turnover is shown for the period from 9-1-12 to 8-31-13.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       41

Financial highlights continued

Multi-Index 2030 Preservation Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in millions)		Portfolio turnover (%)
CLASS R1
02-28-2018[5]	14.33	0.17	0.38	0.55	(0.23)	(0.71)	—	(0.94)	13.94	3.80	[8]	0.98	[9]	0.69	[9]	2.41	[9]	1		12
08-31-2017	13.47	0.18	1.14	1.32	(0.19)	(0.27)	—	(0.46)	14.33	10.14		0.99		0.73		1.28		1		15
08-31-2016	12.92	0.13	0.79	0.92	(0.17)	(0.20)	—	(0.37)	13.47	7.23		1.06		0.84		1.03		—	[6]	7
08-31-2015	13.64	0.17	(0.67)	(0.50)	(0.14)	(0.08)	—	(0.22)	12.92		(3.70)	3.12		0.92		1.23		—	[6]	7
08-31-2014	11.94	0.13	1.73	1.86	(0.13)	(0.03)	—	(0.16)	13.64	15.65		14.74		1.02		1.01		—	[6]	9
08-31-2013[7]	11.26	0.12	0.85	0.97	(0.08)	(0.21)	—	(0.29)	11.94	8.75	[8]	14.92	[9]	1.04	[9]	1.01	[9]	—	[6]	6	[10]
CLASS R2
02-28-2018[5]	14.32	0.16	0.40	0.56	(0.26)	(0.71)	—	(0.97)	13.91	3.86	[8]	0.81	[9]	0.52	[9]	2.24	[9]	1		12
08-31-2017	13.46	0.18	1.18	1.36	(0.23)	(0.27)	—	(0.50)	14.32	10.42		0.79		0.53		1.33		1		15
08-31-2016	12.92	0.16	0.77	0.93	(0.19)	(0.20)	—	(0.39)	13.46	7.38		0.81		0.59		1.25		—	[6]	7
08-31-2015	13.65	0.29	(0.76)	(0.47)	(0.18)	(0.08)	—	(0.26)	12.92		(3.53)	2.20		0.74		2.10		—	[6]	7
08-31-2014	11.94	0.10	1.80	1.90	(0.16)	(0.03)	—	(0.19)	13.65	16.01		7.63		0.77		0.76		—	[6]	9
08-31-2013[7]	11.26	0.15	0.85	1.00	(0.11)	(0.21)	—	(0.32)	11.94	9.02	[8]	14.67	[9]	0.79	[9]	1.26	[9]	—	[6]	6	[10]
CLASS R4
02-28-2018[5]	14.39	0.16	0.43	0.59	(0.30)	(0.71)	—	(1.01)	13.97	4.11	[8]	0.57	[9]	0.18	[9]	2.19	[9]	—	[6]	12
08-31-2017	13.53	0.28	1.12	1.40	(0.27)	(0.27)	—	(0.54)	14.39	10.73		0.56		0.20		2.03		—	[6]	15
08-31-2016	12.97	0.25	0.74	0.99	(0.23)	(0.20)	—	(0.43)	13.53	7.80		0.55		0.25		1.94		—	[6]	7
08-31-2015	13.69	0.23	(0.66)	(0.43)	(0.21)	(0.08)	—	(0.29)	12.97		(3.21)	4.41		0.43		1.71		—	[6]	7
08-31-2014	11.98	0.20	1.73	1.93	(0.19)	(0.03)	—	(0.22)	13.69	16.23		14.14		0.52		1.51		—	[6]	9
08-31-2013	11.29	0.18	0.85	1.03	(0.13)	(0.21)	—	(0.34)	11.98	9.35		19.82		0.54		1.49		—	[6]	6
Class R6
02-28-2018[5]	14.33	0.22	0.38	0.60	(0.33)	(0.71)	—	(1.04)	13.89	4.15	[8]	0.32	[9]	0.02	[9]	3.13	[9]	27		12
08-31-2017	13.47	0.21	1.21	1.42	(0.29)	(0.27)	—	(0.56)	14.33	10.96		0.31		0.04		1.56		16		15
08-31-2016	12.92	0.20	0.80	1.00	(0.25)	(0.20)	—	(0.45)	13.47	7.95		0.30		0.09		1.63		1		7
08-31-2015	13.64	0.19	(0.59)	(0.40)	(0.24)	(0.08)	—	(0.32)	12.92		(2.99)	1.21		0.24		1.42		1		7
08-31-2014	11.94	0.23	1.72	1.95	(0.22)	(0.03)	—	(0.25)	13.64	16.48		5.76		0.27		1.82		—	[6]	9
08-31-2013[7]	11.26	0.18	0.87	1.05	(0.16)	(0.21)	—	(0.37)	11.94	9.55	[8]	11.95	[9]	0.29	[9]	1.59	[9]	—	[6]	6	[10]
CLASS 1
02-28-2018[5]	14.33	0.22	0.37	0.59	(0.32)	(0.71)	—	(1.03)	13.89	4.10	[8]	0.36	[9]	0.07	[9]	3.05	[9]	1,424		12
08-31-2017	13.48	0.29	1.11	1.40	(0.28)	(0.27)	—	(0.55)	14.33	10.83		0.35		0.09		2.14		1,468		15
08-31-2016	12.93	0.26	0.73	0.99	(0.24)	(0.20)	—	(0.44)	13.48	7.89		0.34		0.14		2.02		1,440		7
08-31-2015	13.65	0.25	(0.65)	(0.40)	(0.24)	(0.08)	—	(0.32)	12.93		(3.03)	0.32		0.29		1.82		1,245		7
08-31-2014	11.94	0.21	1.74	1.95	(0.21)	(0.03)	—	(0.24)	13.65	16.51		0.32		0.32		1.65		1,196		9
08-31-2013	11.26	0.18	0.87	1.05	(0.16)	(0.21)	—	(0.37)	11.94	9.50		0.34		0.34		1.55		820		6

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio/fund invests. Accordingly, a significant portion of income is recorded in December.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.05%-0.65%, 0.05%-0.65%, 0.06%-0.65%, 0.07%-0.65%, 0.08%-0.65% and 0.10%-0.65% for the periods ended 2-28-18, 8-31-17, 8-31-16, 8-31-15, 8-31-14 and 8-31-13, respectively
5	Six months ended 2-28-18. Unaudited.
6	Less than $500,000.
7	The inception date for Class R1, Class R2 and Class R6 shares is 9-4-12.
8	Not annualized.
9	Annualized.
10	Portfolio turnover is shown for the period from 9-1-12 to 8-31-13.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       42

Multi-Index 2025 Preservation Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in millions)		Portfolio turnover (%)
CLASS R1
02-28-2018[5]	13.49	0.14	0.10	0.24	(0.21)	(0.59)	—	(0.80)	12.93	1.73	[8]	1.09	[9]	0.79	[9]	2.05	[9]	—	[6]	10
08-31-2017	12.97	0.13	0.75	0.88	(0.18)	(0.18)	—	(0.36)	13.49	7.03		1.15		0.86		1.00		—	[6]	14
08-31-2016	12.52	0.17	0.63	0.80	(0.16)	(0.19)	—	(0.35)	12.97	6.52		1.11		0.90		1.35		—	[6]	9
08-31-2015	13.09	0.18	(0.55)	(0.37)	(0.13)	(0.07)	—	(0.20)	12.52		(2.88)	3.61		0.99		1.38		—	[6]	9
08-31-2014	11.71	0.13	1.40	1.53	(0.12)	(0.03)	—	(0.15)	13.09	13.13		15.21		1.08		1.03		—	[6]	13
08-31-2013[7]	11.29	0.12	0.59	0.71	(0.07)	(0.22)	—	(0.29)	11.71	6.40	[8]	15.15	[9]	1.09	[9]	1.04	[9]	—	[6]	9	[10]
CLASS R2
02-28-2018[5]	13.51	0.15	0.12	0.27	(0.26)	(0.59)	—	(0.85)	12.93	1.92	[8]	0.82	[9]	0.53	[9]	2.17	[9]	—	[6]	10
08-31-2017	12.99	0.23	0.71	0.94	(0.24)	(0.18)	—	(0.42)	13.51	7.47		0.70		0.44		1.75		—	[6]	14
08-31-2016	12.53	0.22	0.64	0.86	(0.21)	(0.19)	—	(0.40)	12.99	6.99		0.70		0.50		1.77		—	[6]	9
08-31-2015	13.09	0.19	(0.52)	(0.33)	(0.16)	(0.07)	—	(0.23)	12.53		(2.56)	4.41		0.65		1.49		—	[6]	9
08-31-2014	11.71	0.16	1.40	1.56	(0.15)	(0.03)	—	(0.18)	13.09	13.40		15.08		0.83		1.28		—	[6]	13
08-31-2013[7]	11.29	0.15	0.59	0.74	(0.10)	(0.22)	—	(0.32)	11.71	6.67	[8]	14.91	[9]	0.84	[9]	1.30	[9]	—	[6]	9	[10]
CLASS R4
02-28-2018[5]	13.54	0.15	0.13	0.28	(0.29)	(0.59)	—	(0.88)	12.94	2.00	[8]	0.65	[9]	0.26	[9]	2.27	[9]	—	[6]	10
08-31-2017	13.02	0.26	0.70	0.96	(0.26)	(0.18)	—	(0.44)	13.54	7.64		0.63		0.27		2.03		—	[6]	14
08-31-2016	12.55	0.25	0.63	0.88	(0.22)	(0.19)	—	(0.41)	13.02	7.18		0.62		0.32		1.96		—	[6]	9
08-31-2015	13.12	0.22	(0.53)	(0.31)	(0.19)	(0.07)	—	(0.26)	12.55		(2.39)	4.62		0.50		1.71		—	[6]	9
08-31-2014	11.74	0.19	1.40	1.59	(0.18)	(0.03)	—	(0.21)	13.12	13.63		14.64		0.58		1.53		—	[6]	13
08-31-2013	11.31	0.18	0.60	0.78	(0.13)	(0.22)	—	(0.35)	11.74	7.01		20.24		0.59		1.53		—	[6]	9
Class R6
02-28-2018[5]	13.50	0.19	0.10	0.29	(0.31)	(0.59)	—	(0.90)	12.89	2.10	[8]	0.40	[9]	0.09	[9]	2.82	[9]	22		10
08-31-2017	12.98	0.21	0.77	0.98	(0.28)	(0.18)	—	(0.46)	13.50	7.84		0.38		0.11		1.67		13		14
08-31-2016	12.52	0.22	0.67	0.89	(0.24)	(0.19)	—	(0.43)	12.98	7.30		0.37		0.15		1.80		1		9
08-31-2015	13.09	0.22	(0.49)	(0.27)	(0.23)	(0.07)	—	(0.30)	12.52		(2.16)	1.14		0.30		1.70		1		9
08-31-2014	11.71	0.22	1.40	1.62	(0.21)	(0.03)	—	(0.24)	13.09	13.94		3.15		0.33		1.77		1		13
08-31-2013[7]	11.29	0.19	0.61	0.80	(0.16)	(0.22)	—	(0.38)	11.71	7.19	[8]	10.94	[9]	0.34	[9]	1.62	[9]	1		9	[10]
CLASS 1
02-28-2018[5]	13.50	0.19	0.09	0.28	(0.30)	(0.59)	—	(0.89)	12.89	2.05	[8]	0.43	[9]	0.14	[9]	2.78	[9]	1,371		10
08-31-2017	12.98	0.28	0.69	0.97	(0.27)	(0.18)	—	(0.45)	13.50	7.79		0.42		0.16		2.15		1,477		14
08-31-2016	12.52	0.25	0.64	0.89	(0.24)	(0.19)	—	(0.43)	12.98	7.25		0.40		0.20		2.04		1,528		9
08-31-2015	13.09	0.24	(0.52)	(0.28)	(0.22)	(0.07)	—	(0.29)	12.52		(2.20)	0.39		0.35		1.82		1,352		9
08-31-2014	11.71	0.21	1.40	1.61	(0.20)	(0.03)	—	(0.23)	13.09	13.89		0.38		0.38		1.68		1,294		13
08-31-2013	11.29	0.19	0.60	0.79	(0.15)	(0.22)	—	(0.37)	11.71	7.14		0.39		0.39		1.60		937		9

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. Accordingly, a significant portion of income is recorded in December.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.05%-0.65%, 0.05%-0.65%, 0.06%-0.65%, 0.07%-0.65%, 0.08%-0.65% and 0.10%-0.65% for the periods ended 2-28-18, 8-31-17, 8-31-16, 8-31-15, 8-31-14 and 8-31-13, respectively.
5	Six months ended 2-28-18. Unaudited.
6	Less than $500,000.
7	The inception date for Class R1, Class R2 and Class R6 shares is 9-4-12.
8	Not annualized.
9	Annualized.
10	Portfolio turnover is shown for the period from 9-1-12 to 8-31-13.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       43

Financial highlights continued

Multi-Index 2020 Preservation Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in millions)		Portfolio turnover (%)
CLASS R1
02-28-2018[5]	12.39	0.11	(0.15)	(0.04)	(0.22)	(0.57)	—	(0.79)	11.56	(0.42	) [8]	1.15	[9]	0.84	[9]	1.86	[9]	—	[6]	8
08-31-2017	12.26	0.16	0.31	0.47	(0.20)	(0.14)	—	(0.34)	12.39	3.94		1.10		0.82		1.35		—	[6]	13
08-31-2016	11.92	0.18	0.52	0.70	(0.16)	(0.20)	—	(0.36)	12.26	6.02		0.97		0.75		1.54		—	[6]	13
08-31-2015	12.36	0.15	(0.38)	(0.23)	(0.12)	(0.09)	—	(0.21)	11.92		(1.88)	4.84		0.99		1.25		—	[6]	13
08-31-2014	11.40	0.12	0.99	1.11	(0.11)	(0.04)	—	(0.15)	12.36	9.78		15.97		1.15		1.02		—	[6]	16
08-31-2013[7]	11.30	0.12	0.24	0.36	(0.07)	(0.19)	—	(0.26)	11.40	3.18	[8]	15.47	[9]	1.16	[9]	1.02	[9]	—	[6]	11	[10]
CLASS R2
02-28-2018[5]	12.39	0.12	(0.16)	(0.04)	(0.23)	(0.57)	—	(0.80)	11.55	(0.37	) [8]	0.97	[9]	0.65	[9]	2.05	[9]	—	[6]	8
08-31-2017	12.24	0.19	0.30	0.49	(0.20)	(0.14)	—	(0.34)	12.39	4.16		0.96		0.67		1.59		—	[6]	13
08-31-2016	11.91	0.20	0.50	0.70	(0.17)	(0.20)	—	(0.37)	12.24	6.00		0.95		0.71		1.67		—	[6]	13
08-31-2015	12.37	0.15	(0.37)	(0.22)	(0.15)	(0.09)	—	(0.24)	11.91		(1.80)	1.91		0.88		1.27		1		13
08-31-2014	11.40	0.13	1.02	1.15	(0.14)	(0.04)	—	(0.18)	12.37	10.13		10.59		0.90		1.07		—	[6]	16
08-31-2013[7]	11.30	0.15	0.24	0.39	(0.10)	(0.19)	—	(0.29)	11.40	3.44	[8]	15.22	[9]	0.91	[9]	1.27	[9]	—	[6]	11	[10]
CLASS R4
02-28-2018[5]	12.41	0.14	(0.16)	(0.02)	(0.27)	(0.57)	—	(0.84)	11.55	(0.20	) [8]	0.74	[9]	0.33	[9]	2.28	[9]	—	[6]	8
08-31-2017	12.26	0.24	0.29	0.53	(0.24)	(0.14)	—	(0.38)	12.41	4.50		0.72		0.34		2.01		—	[6]	13
08-31-2016	11.93	0.23	0.51	0.74	(0.21)	(0.20)	—	(0.41)	12.26	6.34		0.70		0.38		1.94		—	[6]	13
08-31-2015	12.38	0.20	(0.38)	(0.18)	(0.18)	(0.09)	—	(0.27)	11.93		(1.47)	4.93		0.57		1.65		—	[6]	13
08-31-2014	11.41	0.18	1.00	1.18	(0.17)	(0.04)	—	(0.21)	12.38	10.39		15.33		0.65		1.52		—	[6]	16
08-31-2013	11.31	0.17	0.24	0.41	(0.12)	(0.19)	—	(0.31)	11.41	3.69		20.55		0.66		1.50		—	[6]	11
Class R6
02-28-2018[5]	12.38	0.15	(0.15)	—	(0.30)	(0.57)	—	(0.87)	11.51	(0.10	) [8]	0.49	[9]	0.16	[9]	2.51	[9]	15		8
08-31-2017	12.24	0.23	0.31	0.54	(0.26)	(0.14)	—	(0.40)	12.38	4.61		0.47		0.17		1.92		10		13
08-31-2016	11.91	0.19	0.57	0.76	(0.23)	(0.20)	—	(0.43)	12.24	6.55		0.45		0.21		1.68		2		13
08-31-2015	12.36	0.22	(0.37)	(0.15)	(0.21)	(0.09)	—	(0.30)	11.91		(1.23)	1.35		0.38		1.77		—	[6]	13
08-31-2014	11.40	0.21	0.99	1.20	(0.20)	(0.04)	—	(0.24)	12.36	10.59		4.41		0.40		1.75		—	[6]	16
08-31-2013[7]	11.30	0.19	0.25	0.44	(0.15)	(0.19)	—	(0.34)	11.40	3.95	[8]	12.08	[9]	0.41	[9]	1.71	[9]	—	[6]	11	[10]
CLASS 1
02-28-2018[5]	12.37	0.15	(0.16)	(0.01)	(0.29)	(0.57)	—	(0.86)	11.50	(0.15	) [8]	0.52	[9]	0.21	[9]	2.51	[9]	773		8
08-31-2017	12.23	0.26	0.27	0.53	(0.25)	(0.14)	—	(0.39)	12.37	4.56		0.50		0.22		2.14		881		13
08-31-2016	11.90	0.24	0.51	0.75	(0.22)	(0.20)	—	(0.42)	12.23	6.50		0.48		0.26		2.04		1,003		13
08-31-2015	12.36	0.22	(0.38)	(0.16)	(0.21)	(0.09)	—	(0.30)	11.90		(1.36)	0.46		0.43		1.78		939		13
08-31-2014	11.39	0.20	1.00	1.20	(0.19)	(0.04)	—	(0.23)	12.36	10.63		0.45		0.45		1.69		947		16
08-31-2013	11.30	0.18	0.25	0.43	(0.15)	(0.19)	—	(0.34)	11.39	3.81		0.46		0.46		1.61		757		11

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio/fund invests. Accordingly, a significant portion of income is recorded in December.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.05%-0.65%, 0.05%-0.65%, 0.06%-0.65%, 0.07%-0.65%, 0.08%-0.65% and 0.10%-0.65% for the periods ended 2-28-18, 8-31-17, 8-31-16, 8-31-15, 8-31-14 and 8-31-13, respectively.
5	Six months ended 2-28-18. Unaudited.
6	Less than $500,000.
7	The inception date for Class R1, Class R2 and Class R6 shares is 9-4-12.
8	Not annualized.
9	Annualized.
10	Portfolio turnover is shown for the period from 9-1-12 to 8-31-13.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       44

Multi-Index Income Preservation Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in millions)		Portfolio turnover (%)
CLASS R1
02-28-2018[5]	11.44	0.09	(0.18)	(0.09)	(0.19)	(0.18)	—	(0.37)	10.98	(0.84	) [9]	1.15	[10]	0.82	[10]	1.62	[10]	—	[6]	4
08-31-2017	11.40	0.15	0.08	0.23	(0.15)	(0.04)	—	(0.19)	11.44	2.08		1.09		0.79		1.37		—	[6]	5
08-31-2016	11.23	0.13	0.34	0.47	(0.14)	(0.16)	—	(0.30)	11.40	4.26		1.11		0.85		1.23		—	[6]	17	[7]
08-31-2015	11.50	0.12	(0.19)	(0.07)	(0.11)	(0.09)	—	(0.20)	11.23		(0.63)	5.44		1.06		1.05		—	[6]	32
08-31-2014	10.98	0.10	0.55	0.65	(0.09)	(0.04)	—	(0.13)	11.50	5.95		16.81		1.25		0.91		—	[6]	22
08-31-2013[8]	11.26	0.11	(0.14)	(0.03)	(0.07)	(0.18)	—	(0.25)	10.98	(0.30	) [9]	15.88	[10]	1.25	[10]	0.93	[10]	—	[6]	27	[11]
CLASS R2
02-28-2018[5]	11.44	0.10	(0.18)	(0.08)	(0.21)	(0.18)	—	(0.39)	10.97	(0.72	) [9]	0.95	[10]	0.61	[10]	1.82	[10]	—	[6]	4
08-31-2017	11.39	0.18	0.08	0.26	(0.17)	(0.04)	—	(0.21)	11.44	2.34		0.89		0.59		1.61		—	[6]	5
08-31-2016	11.23	0.15	0.33	0.48	(0.16)	(0.16)	—	(0.32)	11.39	4.41		0.94		0.67		1.39		—	[6]	17	[7]
08-31-2015	11.50	0.14	(0.18)	(0.04)	(0.14)	(0.09)	—	(0.23)	11.23		(0.38)	4.59		0.82		1.24		—	[6]	32
08-31-2014	10.98	0.13	0.55	0.68	(0.12)	(0.04)	—	(0.16)	11.50	6.22		16.81		1.00		1.16		—	[6]	22
08-31-2013[8]	11.26	0.13	(0.13)	—	(0.10)	(0.18)	—	(0.28)	10.98	(0.05	) [9]	15.64	[10]	1.00	[10]	1.18	[10]	—	[6]	27	[11]
CLASS R4
02-28-2018[5]	11.44	0.12	(0.19)	(0.07)	(0.24)	(0.18)	—	(0.42)	10.95	(0.68	) [9]	0.80	[10]	0.37	[10]	2.06	[10]	—	[6]	4
08-31-2017	11.39	0.21	0.07	0.28	(0.19)	(0.04)	—	(0.23)	11.44	2.55		0.78		0.38		1.83		—	[6]	5
08-31-2016	11.22	0.18	0.33	0.51	(0.18)	(0.16)	—	(0.34)	11.39	4.65		0.81		0.45		1.64		—	[6]	17	[7]
08-31-2015	11.50	0.17	(0.19)	(0.02)	(0.17)	(0.09)	—	(0.26)	11.22		(0.22)	5.29		0.65		1.46		—	[6]	32
08-31-2014	10.98	0.16	0.55	0.71	(0.15)	(0.04)	—	(0.19)	11.50	6.48		16.19		0.75		1.42		—	[6]	22
08-31-2013	11.26	0.16	(0.14)	0.02	(0.12)	(0.18)	—	(0.30)	10.98	0.20		21.18		0.75		1.42		—	[6]	27
Class R6
02-28-2018[5]	11.42	0.12	(0.17)	(0.05)	(0.26)	(0.18)	—	(0.44)	10.93	(0.51	) [9]	0.55	[10]	0.20	[10]	2.18	[10]	8		4
08-31-2017	11.37	0.21	0.09	0.30	(0.21)	(0.04)	—	(0.25)	11.42	2.73		0.53		0.21		1.86		6		5
08-31-2016	11.22	0.16	0.35	0.51	(0.20)	(0.16)	—	(0.36)	11.37	4.66		0.56		0.28		1.55		2		17	[7]
08-31-2015	11.51	0.19	(0.19)	—	(0.20)	(0.09)	—	(0.29)	11.22		(0.05)	2.82		0.46		1.65		—	[6]	32
08-31-2014	10.98	0.19	0.56	0.75	(0.18)	(0.04)	—	(0.22)	11.51	6.84		8.15		0.50		1.66		—	[6]	22
08-31-2013[8]	11.26	0.18	(0.13)	0.05	(0.15)	(0.18)	—	(0.33)	10.98	0.45	[9]	12.19	[10]	0.50	[10]	1.64	[10]	—	[6]	27	[11]
CLASS 1
02-28-2018[5]	11.43	0.12	(0.18)	(0.06)	(0.25)	(0.18)	—	(0.43)	10.94	(0.56	) [9]	0.58	[10]	0.25	[10]	2.20	[10]	437		4
08-31-2017	11.38	0.22	0.08	0.30	(0.21)	(0.04)	—	(0.25)	11.43	2.68		0.56		0.26		1.96		499		5
08-31-2016	11.22	0.20	0.31	0.51	(0.19)	(0.16)	—	(0.35)	11.38	4.70		0.59		0.33		1.78		627		17	[7]
08-31-2015	11.51	0.18	(0.19)	(0.01)	(0.19)	(0.09)	—	(0.28)	11.22		(0.10)	0.55		0.51		1.60		404		32
08-31-2014	10.98	0.18	0.56	0.74	(0.17)	(0.04)	—	(0.21)	11.51	6.79		0.55		0.55		1.61		440		22
08-31-2013	11.26	0.18	(0.13)	0.05	(0.15)	(0.18)	—	(0.33)	10.98	0.40		0.55		0.55		1.57		404		27

1	Based on average daily shares outstanding.
2	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio/fund invests. Accordingly, a significant portion of income is recorded in December.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.05%-0.65%, 0.05%-0.65%, 0.06%-0.65%, 0.07%-0.65%, 0.08%-0.65% and 0.10%-0.65% for the periods ended 2-28-18, 8-31-17, 8-31-16, 8-31-15, 8-31-14 and 8-31-13, respectively.
5	Six months ended 2-28-18. Unaudited.
6	Less than $500,000.
7	Excludes merger activity.
8	The inception date for Class R1, Class R2 and Class R6 shares is 9-4-12.
9	Not annualized.
10	Annualized.
11	Portfolio turnover is shown for the period from 9-1-12 to 8-31-13.

SEE NOTES TO FINANCIAL STATEMENTS
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Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Funds II (the Trust) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series, ten of which (collectively, Multi-Index Preservation Portfolios, or the portfolios, and each individually, the portfolio), are presented in this report. The Multi-Index Preservation Portfolios are series of the Trust and operate as "funds of funds" that may invest in other series of the Trust, other funds in the John Hancock group of funds complex, non-John Hancock funds and certain other investments.

The portfolios may offer multiple classes of shares. The shares currently offered by the Trust (or portfolios) are detailed in the Statements of assets and liabilities. Class R1, Class R2 and Class R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation (MFC). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

The investment objective of each portfolio, with the exception of Multi-Index Income Preservation Portfolio, is to seek high total return until the portfolio's target retirement date, with a greater focus on income as the target date approaches. The investment objective of Multi-Index Income Preservation Portfolio is to seek total return with a focus on current income. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.

The accounting policies of the John Hancock underlying funds in which the portfolios invest are outlined in the underlying funds' shareholder reports, which include the underlying funds' financial statements, available without charge by calling 800-344-1029 or visiting jhinvestments.com, on the Securities and Exchange Commission (SEC) website at sec.gov or at the SEC's public reference room in Washington, D.C. The underlying funds are not covered by this report.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the portfolios' Valuation Policies and Procedures.

In order to value the securities, the portfolios use the following valuation techniques: Investments by the portfolios in underlying affiliated funds and/or other open-end management investment companies are valued at their respective NAVs each business day. Exchange-traded funds (ETFs) held by the portfolios are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the portfolios' own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of February 28, 2018, all investments for all portfolios are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the portfolios become aware of the dividends. Income and capital gain distributions from underlying funds are recorded on ex-date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The portfolios may lend their securities to earn additional income. They receive cash collateral from the borrower in an amount not less than the market value of the loaned securities. The portfolios will invest its collateral in JHCT, an affiliate of the portfolios, which has a floating NAV and is registered with the Securities and Exchange Commission as an investment company. JHCT invests in short-term money market investments. Each portfolio will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

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The portfolios have the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the respective portfolio for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the porfolios could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The portfolios receive compensation for lending their securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the portfolios is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statements of operations.

Obligations to repay collateral received by the portfolios are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities.

As of February 28, 2018, the portfolios loaned securities as follows:

Portfolio	Market value of securities on loan	Cash collateral received
Multi-Index 2060 Preservation Portfolio	$2,146,640	$2,191,658
Multi-Index 2055 Preservation Portfolio	11,945,066	12,195,570
Multi-Index 2050 Preservation Portfolio	33,123,947	33,817,682
Multi-Index 2045 Preservation Portfolio	42,692,133	43,587,443
Multi-Index 2040 Preservation Portfolio	58,327,871	59,569,498
Multi-Index 2035 Preservation Portfolio	69,477,240	70,929,045
Multi-Index 2030 Preservation Portfolio	63,208,477	64,542,505
Multi-Index 2025 Preservation Portfolio	53,789,945	54,924,862
Multi-Index 2020 Preservation Portfolio	45,462,442	46,407,254
Multi-Index Income Preservation Portfolio	23,641,857	24,133,032

Line of credit. The portfolios may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios' custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Any overdrafts at period end are presented under the caption Due to custodian in the Statements of assets and liabilities.

The portfolios and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for certain funds and subject to the need of all other affiliated funds, the portfolios can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating portfolio based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statements of operations. For the six months ended February 28, 2018, the portfolios had no borrowings under the line of credit.

Commitment fees for the six months ended February 28, 2018, were as follows:

Portfolio	Commitment fee
Multi-Index 2060 Preservation Portfolio	$1,241
Multi-Index 2055 Preservation Portfolio	1,399
Multi-Index 2050 Preservation Portfolio	1,727
Multi-Index 2045 Preservation Portfolio	1,873
Multi-Index 2040 Preservation Portfolio	2,074
Multi-Index 2035 Preservation Portfolio	2,320
Multi-Index 2030 Preservation Portfolio	2,526
Multi-Index 2025 Preservation Portfolio	2,546
Multi-Index 2020 Preservation Portfolio	2,025
Multi-Index Income Preservation Portfolio	1,687

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolio's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

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Federal income taxes. Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of August 31, 2017, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

For federal income tax purposes, the costs of investments owned on February 28, 2018, including short-term investments, were as follows:

Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Multi-Index 2060 Preservation Portfolio	$44,389,956	$461,156	($1,053,181)	($592,025)
Multi-Index 2055 Preservation Portfolio	235,525,369	5,850,131	(719,934)	5,130,197
Multi-Index 2050 Preservation Portfolio	581,246,278	50,002,615	(2,941,390)	47,061,225
Multi-Index 2045 Preservation Portfolio	744,848,887	79,252,981	(4,123,341)	75,129,640
Multi-Index 2040 Preservation Portfolio	944,987,280	104,143,754	(6,201,172)	97,942,582
Multi-Index 2035 Preservation Portfolio	1,191,869,435	134,606,924	(10,267,863)	124,339,061
Multi-Index 2030 Preservation Portfolio	1,392,733,078	144,390,142	(17,658,752)	126,731,390
Multi-Index 2025 Preservation Portfolio	1,361,295,917	109,422,939	(21,828,738)	87,594,201
Multi-Index 2020 Preservation Portfolio	825,518,706	24,992,671	(15,881,105)	9,111,566
Multi-Index Income Preservation Portfolio	470,179,225	7,907,842	(7,480,888)	426,954

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare and pay dividends and capital gain distributions, if any, annually.

Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Short-term gains from underlying funds are treated as ordinary income for tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, wholly owned subsidiaries of MFC.

Management fee. The portfolios have an investment management agreement with the Advisor under which the portfolios pay a daily management fee to the Advisor. Aggregate net assets include the net assets of the portfolios, similar portfolios of John Hancock Variable Insurance Trust (JHVIT), and similar portfolios of the Trust. JHVIT portfolios are advised by an affiliate of the Advisor, John Hancock Investment Management Services, LLC, and are distributed by an affiliate of the Advisor, John Hancock Distributors, LLC. The advisor has subadvisory agreements with John Hancock Asset Management a division of Manulife Asset Management (North America) Limited and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, which are indirectly wholly owned subsidiaries of MFC and affiliates of the Advisor, act as subadvisors to the portfolios. The portfolios are not responsible for payment of the subadvisory fees.

The management fee has two components: (1) a fee on assets invested in a fund of the Trust or John Hancock Funds III (JHF III) (Assets in a fund of the Trust or JHF III); and (2) a fee on assets invested in investments other than a fund of the Trust or JHF III (Other assets).

Management fees are determined in accordance with the following schedule:

	First $7.5 billion of aggregate net assets	Excess over $7.5 million of aggregate net assets
Assets in a fund of the Trust or JHF III	0.060%	0.050%
Other assets	0.510%	0.500%

Expense reimbursements. The Advisor has contractually agreed to reduce its management fee and/or make payment to each portfolio in an amount equal to the amount by which "Other expenses" of each portfolio exceed 0.05% of the average annual net assets of each portfolio. "Other expenses" means all of the expenses of each portfolio, excluding certain expenses such as management fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of each portfolio's business, class specific fees, underlying fund expenses (acquired fund fees), and short

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dividend expense. The current expense limitation agreement expires on December 31, 2018, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive and/or reimburse class-specific expenses for Class R6 shares of the portfolios, including Rule 12b-1 fees, and transfer agent fees as applicable, to the extent they exceed 0.00% of the portfolios' average net assets. The current expense limitation agreement expires on December 31, 2018, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that is appropriate under the circumstances at the time. Prior to January 1, 2018, the Advisor contractually agreed to waive and/or reimburse all class-specific expenses for Class R1, Class R2, and Class R4 shares of the portfolios, including Rule 12b-1 fees, transfer agent and service fees, as applicable, to the extent they exceed 0.75%, 0.50%, and 0.25%, respectively, of the portfolios' average net assets, respectively.

The Advisor has contractually agreed to waive its management fees and/or reimburse certain expenses including underlying fund expenses (acquired fund fees) to reduce the total annual portfolio operating expenses by the amounts indicated below of the respective portfolios' average net assets:

Portfolio		Portfolio
Multi-Index 2060 Preservation Portfolio	0.29%	Multi-Index 2035 Preservation Portfolio	0.29%
Multi-Index 2055 Preservation Portfolio	0.28%	Multi-Index 2030 Preservation Portfolio	0.29%
Multi-Index 2050 Preservation Portfolio	0.28%	Multi-Index 2025 Preservation Portfolio	0.29%
Multi-Index 2045 Preservation Portfolio	0.29%	Multi-Index 2020 Preservation Portfolio	0.31%
Multi-Index 2040 Preservation Portfolio	0.29%	Multi-Index Income Preservation Portfolio	0.31%

Prior to January 1, 2018, these waivers were 0.29% for Multi-Index 2055 Preservation Portfolio and Multi-Index 2050 Preservation Portfolio and 0.33% for Multi-Index Income Preservation Portfolio.

Payments under this arrangement are intended to reimburse the portfolios for indirect net expenses associated with the portfolios' investments in underlying funds. Amounts received in excess of portfolio level operating expenses are included as Other income received from advisor in the Statements of operations. The current expense limitation agreement expires on December 31, 2018, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has voluntarily agreed to waive its management fee or reimburse the portfolios so that the aggregate management fee retained by the Advisor with respect to each portfolio and the underlying investments in a portfolio does not exceed 0.51% of the portfolios' first $7.5 billion of average annual net assets and 0.50% of the portfolios' average annual net assets in excess of $7.5 billion. This voluntary waiver may be terminated at any time by the Advisor on notice to the portfolios.

For the six months ended February 28, 2018, the expense reductions to these plans amounted to the following and are reflected as a reduction of total expenses in the Statements of operations:

	Expense reimbursement by class
Portfolio	Class R1	Class R2	Class R4	Class R6	Class 1	Total
Multi-Index 2060 Preservation Portfolio	$315	$316	$402	$390	$113,820	$115,243
Multi-Index 2055 Preservation Portfolio	126	126	126	166	308,397	308,941
Multi-Index 2050 Preservation Portfolio	388	598	118	17,295	675,860	694,259
Multi-Index 2045 Preservation Portfolio	603	911	116	16,476	867,593	885,699
Multi-Index 2040 Preservation Portfolio	368	475	128	23,267	1,158,339	1,182,577
Multi-Index 2035 Preservation Portfolio	1,696	896	128	28,112	1,612,760	1,643,592
Multi-Index 2030 Preservation Portfolio	1,325	1,188	138	31,601	2,109,256	2,143,508
Multi-Index 2025 Preservation Portfolio	474	350	139	25,859	2,061,558	2,088,380
Multi-Index 2020 Preservation Portfolio	453	578	130	19,442	1,282,050	1,302,653
Multi-Index Income Preservation Portfolio	405	579	232	11,731	774,897	787,844

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended February 28, 2018, were equivalent to a net annual effective rate of the portfolios' average daily net assets as follows:

Portfolio	Net annual effective rate	Portfolio	Net annual effective rate
Multi-Index 2060 Preservation Portfolio	—	Multi-Index 2035 Preservation Portfolio	—
Multi-Index 2055 Preservation Portfolio	—	Multi-Index 2030 Preservation Portfolio	—
Multi-Index 2050 Preservation Portfolio	—	Multi-Index 2025 Preservation Portfolio	0.06%
Multi-Index 2045 Preservation Portfolio	—	Multi-Index 2020 Preservation Portfolio	0.12%
Multi-Index 2040 Preservation Portfolio	—	Multi-Index Income Preservation Portfolio	0.14%

Accounting and legal services. Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended February 28, 2018 amounted to an annual rate of 0.02% of the portfolios' average daily net assets.

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Distribution and service plans. The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans with respect to Class R1, Class R2, Class R4 and Class 1 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. In addition, under a service plan for Class R1, Class R2 and Class R4 shares, the portfolios pay for certain other services. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios' shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class R1	0.50%	0.25%	Class R4	0.25%	0.10%
Class R2	0.25%	0.25%	Class 1	0.05%	—

The portfolios' Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on December 31, 2018, unless renewed by mutual agreement of the portfolios and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to the following for Class R4 shares for the six months ended February 28, 2018:

Portfolio	Class R4
Multi-Index 2060 Preservation Portfolio	$59
Multi-Index 2055 Preservation Portfolio	46
Multi-Index 2050 Preservation Portfolio	50
Multi-Index 2045 Preservation Portfolio	49
Multi-Index 2040 Preservation Portfolio	53
Multi-Index 2035 Preservation Portfolio	48
Multi-Index 2030 Preservation Portfolio	49
Multi-Index 2025 Preservation Portfolio	48
Multi-Index 2020 Preservation Portfolio	43
Multi-Index Income Preservation Portfolio	69

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended February 28, 2018 were as follows:

Portfolio	Class	Distribution and service fees	Transfer agent fees
Multi-Index 2060 Preservation Portfolio	Class R1	$229	$6
	Class R2	115	6
	Class R4	147	7
	Class R6	—	7
	Class 1	8,499	—
	Total	$8,990	$26
Multi-Index 2055 Preservation Portfolio	Class R1	$226	$6
	Class R2	117	6
	Class R4	113	6
	Class R6	—	6
	Class 1	55,365	—
	Total	$55,821	$24
Multi-Index 2050 Preservation Portfolio	Class R1	$1,063	$21
	Class R2	1,141	32
	Class R4	125	6
	Class R6	—	859
	Class 1	144,356	—
	Total	$146,685	$918
Multi-Index 2045 Preservation Portfolio	Class R1	$1,854	$33
	Class R2	1,808	47
	Class R4	126	6
	Class R6	—	828
	Class 1	188,665	—
	Total	$192,453	$914
Multi-Index 2040 Preservation Portfolio	Class R1	$1,001	$19
	Class R2	846	25
	Class R4	136	7
	Class R6	—	1,131

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       50

Portfolio	Class	Distribution and service fees	Transfer agent fees
	Class 1	$242,439	—
	Total	$244,422	$1,182
Multi-Index 2035 Preservation Portfolio	Class R1	$4,091	$81
	Class R2	1,687	41
	Class R4	123	6
	Class R6	—	1,255
	Class 1	308,936	—
	Total	$314,837	$1,383
Multi-Index 2030 Preservation Portfolio	Class R1	$2,981	$56
	Class R2	1,973	52
	Class R4	120	6
	Class R6	—	1,280
	Class 1	363,687	—
	Total	$368,761	$1,394
Multi-Index 2025 Preservation Portfolio	Class R1	$1,099	$20
	Class R2	517	15
	Class R4	123	6
	Class R6	—	1,046
	Class 1	355,461	—
	Total	$357,200	$1,087
Multi-Index 2020 Preservation Portfolio	Class R1	$969	$18
	Class R2	886	23
	Class R4	106	5
	Class R6	—	741
	Class 1	206,795	—
	Total	$208,756	$787
Multi-Index Income Preservation Portfolio	Class R1	$731	$16
	Class R2	696	22
	Class R4	175	9
	Class R6	—	421
	Class 1	117,097	—
	Total	$118,699	$468

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Portfolio share transactions

Transactions in the portfolios' shares for the six months ended February 28, 2018 and the year ended August 31, 2017 were as follows:

Multi-Index 2060 Preservation Portfolio

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class R1 shares
Repurchased	(5,987)	(74,598)	—	—
Net increase (decrease)	(5,987)	($74,598)	—	—
Class R2 shares
Repurchased	(5,996)	(74,890)	—	—
Net increase (decrease)	(5,996)	($74,890)	—	—
Class R4 shares
Sold	344	$4,255	1,997	$21,168
Distributions reinvested	79	968	27	292
Repurchased	(6,030)	(75,690)	—	—
Net increase (decrease)	(5,607)	($70,467)	2,024	$21,460
Class R6 shares
Sold	1,760	$22,061	1,032	$11,399
Distributions reinvested	93	1,131	6	68
Repurchased	(6,083)	(76,459)	(54)	(591)
Net increase (decrease)	(4,230)	($53,267)	984	$10,876

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       51

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	1,241,995	$15,347,633	2,041,041	$22,772,722
Distributions reinvested	114,216	1,393,438	10,951	116,632
Repurchased	(159,205)	(2,002,037)	(183,385)	(2,034,032)
Net increase	1,197,006	$14,739,034	1,868,607	$20,855,322
Total net increase	1,175,186	$14,465,812	1,871,615	$20,887,658

Multi-Index 2055 Preservation Portfolio

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class R1 shares
Repurchased	(5,967)	(73,991)	—	—
Net increase (decrease)	(5,967)	($73,991)	—	—
Class R2 shares
Sold	—	—	102	$1,159
Repurchased	(6,079)	(75,853)	—	—
Net increase (decrease)	(6,079)	($75,853)	102	$1,159
Class R4 shares
Repurchased	(5,980)	(74,391)	—	—
Net increase (decrease)	(5,980)	($74,391)	—	—
Class R6 shares
Sold	1,658	$20,139	1,466	$16,109
Distributions reinvested	145	1,705	2	25
Repurchased	(6,098)	(76,301)	(1,125)	(12,005)
Net increase (decrease)	(4,295)	($54,457)	343	$4,129
Class 1 shares
Sold	1,444,062	$17,509,370	4,804,513	$53,021,043
Distributions reinvested	1,303,349	15,327,383	564,587	5,984,616
Repurchased	(1,167,703)	(14,185,362)	(1,786,224)	(19,927,932)
Net increase	1,579,708	$18,651,391	3,582,876	$39,077,727
Total net increase	1,557,387	$18,372,699	3,583,321	$39,083,015

Multi-Index 2050 Preservation Portfolio

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	4,264	$58,678	16,236	$207,447
Distributions reinvested	823	10,991	218	2,653
Repurchased	(8,224)	(116,454)	(10,725)	(140,092)
Net increase (decrease)	(3,137)	($46,785)	5,729	$70,008
Class R2 shares
Sold	10,477	$144,198	22,921	$296,009
Distributions reinvested	829	11,061	271	3,293
Repurchased	(14,959)	(210,251)	(2,405)	(30,863)
Net increase (decrease)	(3,653)	($54,992)	20,787	$268,439
Class R4 shares
Repurchased	(6,498)	(92,791)	—	—
Net increase (decrease)	(6,498)	($92,791)	—	—
Class R6 shares
Sold	744,365	$10,244,136	852,344	$11,000,021
Distributions reinvested	88,840	1,181,345	8,027	97,204
Repurchased	(204,863)	(2,819,900)	(121,938)	(1,589,040)
Net increase	628,342	$8,605,581	738,433	$9,508,185

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       52

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	1,046,373	$14,424,398	3,562,872	$45,089,676
Distributions reinvested	3,368,889	44,806,224	2,113,565	25,595,264
Repurchased	(3,672,712)	(50,857,316)	(5,356,809)	(68,483,379)
Net increase	742,550	$8,373,306	319,628	$2,201,561
Total net increase	1,357,604	$16,784,319	1,084,577	$12,048,193

Multi-Index 2045 Preservation Portfolio

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	3,852	$59,340	29,622	$419,296
Distributions reinvested	1,818	27,281	519	7,096
Repurchased	(3,458)	(53,112)	(28,867)	(424,998)
Net increase	2,212	$33,509	1,274	$1,394
Class R2 shares
Sold	15,423	$237,996	33,287	$489,237
Distributions reinvested	1,040	15,599	423	5,776
Repurchased	(2,989)	(47,383)	(2,692)	(38,913)
Net increase	13,474	$206,212	31,018	$456,100
Class R4 shares
Repurchased	(5,785)	(92,791)	—	—
Net increase (decrease)	(5,785)	($92,791)	—	—
Class R6 shares
Sold	706,426	$10,930,398	743,693	$10,793,966
Distributions reinvested	73,547	1,100,260	5,078	69,061
Repurchased	(161,394)	(2,501,033)	(120,903)	(1,764,707)
Net increase	618,579	$9,529,625	627,868	$9,098,320
Class 1 shares
Sold	1,231,208	$19,127,613	3,811,505	$54,212,927
Distributions reinvested	3,838,283	57,420,719	2,449,372	33,311,463
Repurchased	(3,500,878)	(54,134,873)	(6,045,656)	(86,684,333)
Net increase	1,568,613	$22,413,459	215,221	$840,057
Total net increase	2,197,093	$32,090,014	875,381	$10,395,871

Multi-Index 2040 Preservation Portfolio

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	4,821	$73,605	11,488	$163,759
Distributions reinvested	771	11,455	90	1,222
Repurchased	(6,199)	(98,072)	(4,740)	(69,840)
Net increase (decrease)	(607)	($13,012)	6,838	$95,141
Class R2 shares
Sold	18,522	$285,217	14,215	$202,339
Distributions reinvested	247	3,665	14	193
Repurchased	(22,909)	(363,226)	(6,281)	(87,619)
Net increase (decrease)	(4,140)	($74,344)	7,948	$114,913
Class R4 shares
Sold	59	$904	1,575	$22,695
Distributions reinvested	37	548	—	—
Repurchased	(6,081)	(96,716)	(1,151)	(17,281)
Net increase (decrease)	(5,985)	($95,264)	424	$5,414

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       53

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	839,756	$12,846,891	925,869	$13,302,490
Distributions reinvested	103,511	1,530,159	8,528	115,300
Repurchased	(253,443)	(3,823,660)	(99,837)	(1,454,343)
Net increase	689,824	$10,553,390	834,560	$11,963,447
Class 1 shares
Sold	1,016,901	$15,589,055	4,778,499	$67,298,005
Distributions reinvested	4,965,632	73,590,667	3,153,280	42,695,413
Repurchased	(5,613,555)	(86,217,619)	(7,851,289)	(111,909,815)
Net increase	368,978	$2,962,103	80,490	($1,916,397)
Total net increase	1,048,070	$13,332,873	930,260	$10,262,518

Multi-Index 2035 Preservation Portfolio

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	3,886	$57,813	52,741	$732,044
Distributions reinvested	5,339	77,688	1,491	20,031
Repurchased	(46)	(678)	(17,574)	(254,374)
Net increase	9,179	$134,823	36,658	$497,701
Class R2 shares
Sold	9,649	$143,808	23,113	$331,201
Distributions reinvested	1,762	25,588	832	11,143
Repurchased	(1,067)	(16,272)	(6,639)	(93,134)
Net increase	10,344	$153,124	17,306	$249,210
Class R4 shares
Repurchased	(5,683)	(88,257)	—	—
Net increase (decrease)	(5,683)	($88,257)	—	—
Class R6 shares
Sold	964,356	$14,427,238	1,079,180	$15,279,818
Distributions reinvested	112,242	1,626,382	7,091	94,812
Repurchased	(262,155)	(3,924,771)	(80,501)	(1,151,675)
Net increase	814,443	$12,128,849	1,005,770	$14,222,955
Class 1 shares
Sold	1,075,796	$16,124,924	4,231,025	$59,232,808
Distributions reinvested	6,308,579	91,348,218	4,064,136	54,337,496
Repurchased	(7,481,951)	(112,062,394)	(10,911,348)	(153,169,675)
Net decrease	(97,576)	($4,589,252)	(2,616,187)	($39,599,371)
Total net increase (decrease)	730,707	$7,739,287	(1,556,453)	($24,629,505)

Multi-Index 2030 Preservation Portfolio

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	12,433	$176,691	41,236	$561,480
Distributions reinvested	1,540	21,541	323	4,229
Repurchased	(150)	(2,166)	(11,671)	(163,528)
Net increase	13,823	$196,066	29,888	$402,181
Class R2 shares
Sold	12,264	$177,947	63,825	$879,158
Distributions reinvested	1,374	19,182	1,020	13,349
Repurchased	(35,776)	(524,921)	(26,773)	(373,635)
Net increase (decrease)	(22,138)	($327,792)	38,072	$518,872
Class R4 shares
Repurchased	(5,562)	(82,818)	—	—
Net increase (decrease)	(5,562)	($82,818)	—	—

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       54

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	1,052,367	$15,032,593	1,207,550	$16,634,981
Distributions reinvested	111,374	1,551,438	9,968	130,181
Repurchased	(342,819)	(4,887,310)	(180,697)	(2,494,292)
Net increase	820,922	$11,696,721	1,036,821	$14,270,870
Class 1 shares
Sold	1,608,990	$23,114,170	4,696,136	$63,912,978
Distributions reinvested	7,266,661	101,224,584	4,489,861	58,637,591
Repurchased	(8,837,245)	(126,984,015)	(13,658,260)	(186,894,044)
Net increase (decrease)	38,406	($2,645,261)	(4,472,263)	($64,343,475)
Total net increase (decrease)	845,451	$8,836,916	(3,367,482)	($49,151,552)

Multi-Index 2025 Preservation Portfolio

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	3,208	$42,971	33,135	$428,284
Distributions reinvested	657	8,563	73	918
Repurchased	(4,285)	(59,027)	(14,622)	(192,491)
Net increase (decrease)	(420)	($7,493)	18,586	$236,711
Class R2 shares
Sold	3,799	$51,037	11,953	$157,855
Distributions reinvested	35	457	1	8
Repurchased	(9,476)	(130,329)	(3,760)	(49,307)
Net increase (decrease)	(5,642)	($78,835)	8,194	$108,556
Class R4 shares
Sold	244	$3,282	286	$3,782
Distributions reinvested	29	380	—	—
Repurchased	(5,333)	(74,031)	(1)	(8)
Net increase (decrease)	(5,060)	($70,369)	285	$3,774
Class R6 shares
Sold	953,964	$12,726,512	1,298,457	$16,955,223
Distributions reinvested	91,430	1,187,669	5,305	66,417
Repurchased	(305,625)	(4,055,375)	(385,966)	(5,017,529)
Net increase	739,769	$9,858,806	917,796	$12,004,111
Class 1 shares
Sold	1,061,403	$14,232,247	4,335,602	$56,154,572
Distributions reinvested	7,047,793	91,550,831	4,196,599	52,541,425
Repurchased	(11,182,779)	(150,709,270)	(16,859,346)	(219,852,863)
Net decrease	(3,073,583)	($44,926,192)	(8,327,145)	($111,156,866)
Total net decrease	(2,344,936)	($35,224,083)	(7,382,284)	($98,803,714)

Multi-Index 2020 Preservation Portfolio

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	1,389	$16,776	16,499	$197,163
Distributions reinvested	988	11,576	6	66
Repurchased	(7,386)	(89,913)	(1,616)	(19,724)
Net increase (decrease)	(5,009)	($61,561)	14,889	$177,505
Class R2 shares
Sold	3,119	$36,950	24,186	$287,467
Distributions reinvested	—	—	1	7
Repurchased	(79)	(977)	(31,628)	(382,989)
Net increase (decrease)	3,040	$35,973	(7,441)	($95,515)

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       55

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class R4 shares
Repurchased	(4,987)	(62,437)	—	—
Net increase (decrease)	(4,987)	($62,437)	—	—
Class R6 shares
Sold	727,541	$8,778,431	910,961	$11,017,877
Distributions reinvested	77,503	903,682	7,070	82,787
Repurchased	(322,493)	(3,865,696)	(265,682)	(3,211,082)
Net increase	482,551	$5,816,417	652,349	$7,889,582
Class 1 shares
Sold	513,357	$6,281,711	2,552,796	$30,914,932
Distributions reinvested	4,880,582	56,858,785	2,658,595	31,132,148
Repurchased	(9,399,843)	(113,893,601)	(16,069,355)	(194,081,838)
Net decrease	(4,005,904)	($50,753,105)	(10,857,964)	($132,034,758)
Total net decrease	(3,530,309)	($45,024,713)	(10,198,167)	($124,063,186)

Multi-Index Income Preservation Portfolio

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	768	$8,647	8,636	$96,428
Distributions reinvested	166	1,841	60	660
Repurchased	(14,352)	(164,764)	(2,291)	(25,843)
Net increase (decrease)	(13,418)	($154,276)	6,405	$71,245
Class R2 shares
Sold	2,764	$31,127	3,179	$35,903
Distributions reinvested	213	2,363	76	836
Repurchased	(14,705)	(168,330)	(2,710)	(30,521)
Net increase (decrease)	(11,728)	($134,840)	545	$6,218
Class R4 shares
Sold	12	$132	—	—
Repurchased	(13,724)	(157,689)	—	—
Net increase (decrease)	(13,712)	($157,557)	—	—
Class R6 shares
Sold	338,931	$3,799,704	461,988	$5,181,306
Distributions reinvested	23,369	258,226	3,733	40,988
Repurchased	(144,457)	(1,619,590)	(92,073)	(1,036,995)
Net increase	217,843	$2,438,340	373,648	$4,185,299
Class 1 shares
Sold	672,108	$7,603,513	1,508,941	$17,035,511
Distributions reinvested	1,574,672	17,415,869	1,165,922	12,813,478
Repurchased	(5,914,265)	(66,799,852)	(14,106,263)	(158,335,616)
Net decrease	(3,667,485)	($41,780,470)	(11,431,400)	($128,486,627)
Total net decrease	(3,488,500)	($39,788,803)	(11,050,802)	($124,223,865)

Affiliates of the Trust owned shares of the following classes of the portfolios on February 28, 2018. Such concentration of shareholders' capital could have a material effect on the portfolios if such shareholders redeem from the portfolios.

Fund	Class	% by Class
Multi-Index 2060 Preservation Portfolio	R1	100%
Multi-Index 2060 Preservation Portfolio	R2	100%
Multi-Index 2060 Preservation Portfolio	R4	62%
Multi-Index 2060 Preservation Portfolio	R6	59%
Multi-Index 2060 Preservation Portfolio	1	100%
Multi-Index 2055 Preservation Portfolio	R1	100%
Multi-Index 2055 Preservation Portfolio	R2	100%
Multi-Index 2055 Preservation Portfolio	R4	100%
Multi-Index 2055 Preservation Portfolio	R6	57%
Multi-Index 2055 Preservation Portfolio	1	100%
Multi-Index 2050 Preservation Portfolio	R1	16%

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       56

Fund	Class	% by Class
Multi-Index 2050 Preservation Portfolio	R2	11%
Multi-Index 2050 Preservation Portfolio	R4	100%
Multi-Index 2050 Preservation Portfolio	1	100%
Multi-Index 2045 Preservation Portfolio	R4	100%
Multi-Index 2045 Preservation Portfolio	1	100%
Multi-Index 2040 Preservation Portfolio	R1	16%
Multi-Index 2040 Preservation Portfolio	R2	18%
Multi-Index 2040 Preservation Portfolio	R4	94%
Multi-Index 2040 Preservation Portfolio	1	100%
Multi-Index 2035 Preservation Portfolio	R4	100%
Multi-Index 2035 Preservation Portfolio	1	100%
Multi-Index 2030 Preservation Portfolio	R4	100%
Multi-Index 2030 Preservation Portfolio	1	100%
Multi-Index 2025 Preservation Portfolio	R2	25%
Multi-Index 2025 Preservation Portfolio	R4	87%
Multi-Index 2025 Preservation Portfolio	1	100%
Multi-Index 2020 Preservation Portfolio	R2	20%
Multi-Index 2020 Preservation Portfolio	R4	100%
Multi-Index 2020 Preservation Portfolio	1	100%
Multi-Index Income Preservation Portfolio	R1	31%
Multi-Index Income Preservation Portfolio	R2	18%
Multi-Index Income Preservation Portfolio	R4	100%
Multi-Index Income Preservation Portfolio	1	100%

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to the following for the six months ended February 28, 2018:

Portfolio	Purchases	Sales
Multi-Index 2060 Preservation Portfolio	$19,109,749	$2,093,970
Multi-Index 2055 Preservation Portfolio	41,425,282	14,293,754
Multi-Index 2050 Preservation Portfolio	81,172,264	46,838,357
Multi-Index 2045 Preservation Portfolio	109,117,108	53,224,985
Multi-Index 2040 Preservation Portfolio	129,092,607	89,864,486
Multi-Index 2035 Preservation Portfolio	159,755,192	127,789,871
Multi-Index 2030 Preservation Portfolio	199,143,223	178,151,966
Multi-Index 2025 Preservation Portfolio	145,148,444	196,610,895
Multi-Index 2020 Preservation Portfolio	66,094,983	145,243,493
Multi-Index Income Preservation Portfolio	19,995,475	69,219,363

Note 7 — Investment in affiliated underlying funds

The portfolios invest in affiliated underlying funds that are managed by the Advisor and its affiliates. The portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the portfolios' investment may represent a significant portion of each underlying fund's net assets. At February 28, 2018, the following portfolios held 5% or more of the net assets of the underlying funds shown below:

Portfolio	Affiliated Class NAV	Underlying fund's net asset %
Multi-Index 2050 Preservation Portfolio	John Hancock Funds II Strategic Equity Allocation Fund	5.5%
Multi-Index 2045 Preservation Portfolio	John Hancock Funds II Strategic Equity Allocation Fund	7.1%
Multi-Index 2040 Preservation Portfolio	John Hancock Funds II Strategic Equity Allocation Fund	8.6%
Multi-Index 2035 Preservation Portfolio	John Hancock Funds II Strategic Equity Allocation Fund	9.8%
Multi-Index 2030 Preservation Portfolio	John Hancock Funds II Strategic Equity Allocation Fund	9.1%
Multi-Index 2025 Preservation Portfolio	John Hancock Funds II Strategic Equity Allocation Fund	5.7%
Multi-Index 2025 Preservation Portfolio	John Hancock Funds II Short Term Government Income Fund	7.2%

Information regarding each portfolio's fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the portfolios from their investments in affiliated underlying funds is as follows:

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Multi-Index 2060 Preservation Portfolio
John Hancock Collateral Trust	—	244,796	(25,729)	219,067	—	—	($25)	($219)	$2,191,415
Short Term Government Income	24,307	17,388	(2,368)	39,327	$2,288	—	(770)	(6,025)	365,746

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       57

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Strategic Equity Allocation	1,335,554	1,020,036	(99,124)	2,256,466	$461,496	$3,347,237	$40,135	($1,980,083)	$29,334,056
					$463,784	$3,347,237	$39,340	($1,986,327)	$31,891,217
Multi-Index 2055 Preservation Portfolio
John Hancock Collateral Trust	—	1,387,107	(168,127)	1,218,980	—	—	($168)	($1,459)	$12,193,943
Short Term Government Income	193,252	43,323	(19,800)	216,775	$15,406	—	(7,281)	(36,407)	2,016,010
Strategic Equity Allocation	10,654,746	2,267,882	(543,475)	12,379,153	2,795,997	$20,279,403	195,743	(10,321,606)	160,928,984
					$2,811,403	$20,279,403	$188,294	($10,359,472)	$175,138,937
Multi-Index 2050 Preservation Portfolio
John Hancock Collateral Trust	—	3,877,179	(496,999)	3,380,180	—	—	($416)	($3,978)	$33,813,289
Short Term Government Income	535,968	68,523	(40,082)	564,409	$41,496	—	(17,567)	(98,354)	5,249,001
Strategic Equity Allocation	29,530,704	4,854,429	(2,142,480)	32,242,653	7,388,848	$53,591,398	1,991,572	(28,082,603)	419,154,482
					$7,430,344	$53,591,398	$1,973,589	($28,184,935)	$458,216,772
Multi-Index 2045 Preservation Portfolio
John Hancock Collateral Trust	—	8,774,141	(4,417,216)	4,356,925	—	—	$236	($3,326)	$43,584,068
Short Term Government Income	528,490	80,967	(28,446)	581,011	$41,866	—	(13,759)	(103,984)	5,403,405
Strategic Equity Allocation	37,856,799	6,321,541	(2,550,135)	41,628,205	9,586,354	$69,529,932	1,973,512	(36,313,347)	541,166,668
					$9,628,220	$69,529,932	$1,959,989	($36,420,657)	$590,154,141
Multi-Index 2040 Preservation Portfolio
John Hancock Collateral Trust	—	8,644,913	(2,690,685)	5,954,228	—	—	($1,005)	($5,906)	$59,562,523
Short Term Government Income	638,114	77,219	(25,117)	690,216	$50,052	—	(15,621)	(124,685)	6,419,005
Strategic Equity Allocation	47,601,262	7,626,703	(4,796,218)	50,431,747	11,729,430	$85,073,685	4,492,277	(45,632,700)	655,612,706
					$11,779,482	$85,073,685	$4,475,651	($45,763,291)	$721,594,234
Multi-Index 2035 Preservation Portfolio
John Hancock Collateral Trust	—	10,041,783	(2,952,076)	7,089,707	—	—	($160)	($7,768)	$70,921,176
Short Term Government Income	1,557,434	188,242	(56,986)	1,688,690	$122,590	—	(38,311)	(306,093)	15,704,815
Strategic Equity Allocation	55,728,319	8,605,139	(6,800,729)	57,532,729	13,426,057	$97,379,341	8,131,701	(54,630,356)	747,925,474
					$13,548,647	$97,379,341	$8,093,230	($54,944,217)	$834,551,465
Multi-Index 2030 Preservation Portfolio
John Hancock Collateral Trust	—	13,318,090	(6,866,785)	6,451,305	—	—	($1,658)	($5,558)	$64,534,988
Short Term Government Income	1,854,041	262,167	(67,392)	2,048,816	$147,883	—	(47,687)	(369,341)	19,053,991
Strategic Equity Allocation	54,296,879	8,306,195	(9,322,747)	53,280,327	12,540,598	$90,957,100	14,541,902	(56,550,881)	692,644,247
					$12,688,481	$90,957,100	$14,492,557	($56,925,780)	$776,233,226
Multi-Index 2025 Preservation Portfolio
John Hancock Collateral Trust	—	15,245,694	(9,756,028)	5,489,666	—	—	($6,321)	($3,293)	$54,915,322
Short Term Government Income	2,974,788	243,447	(170,027)	3,048,208	$228,921	—	(112,020)	(526,329)	28,348,335
Strategic Equity Allocation	36,848,373	5,272,260	(8,683,907)	33,436,726	7,907,535	$57,353,440	23,247,397	(48,139,568)	434,677,433
					$8,136,456	$57,353,440	$23,129,056	($48,669,190)	$517,941,090
Multi-Index 2020 Preservation Portfolio
John Hancock Collateral Trust	—	8,278,360	(3,639,600)	4,638,760	—	—	($239)	($3,638)	$46,403,367

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       58

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Short Term Government Income	1,695,627	118,622	(182,458)	1,631,791	$129,420	—	($120,625)	($236,833)	$15,175,654
Strategic Equity Allocation	11,091,869	1,434,664	(4,549,098)	7,977,435	1,964,924	$14,251,617	16,812,983	(22,018,042)	103,706,658
					$2,094,344	$14,251,617	$16,692,119	($22,258,513)	$165,285,679
Multi-Index Income Preservation Portfolio
John Hancock Collateral Trust	—	2,956,138	(543,838)	2,412,300	—	—	$72	($1,806)	$24,131,204
Short Term Government Income	1,062,944	32,767	(124,494)	971,217	$78,940	—	(46,307)	(170,508)	9,032,321
Strategic Equity Allocation	2,001,199	405,503	(691,123)	1,715,579	421,179	$3,054,816	1,877,573	(3,188,723)	22,302,529
					$500,119	$3,054,816	$1,831,338	($3,361,037)	$55,466,054

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       59

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisors

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
John Hancock Asset Management a division of Manulife Asset Management (North America) Limited

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The portfolios' proxy voting policies and procedures, as well as the portfolio proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The portfolios' complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The portfolios' Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your portfolio, as well as monthly portfolio holdings, and other portfolio details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS       60

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Growth

Small Cap Value

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach: We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC
601 Congress Street ■ Boston, MA 02210-2805 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Multi-Index Preservation Portfolios. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF437329	RCPSA 2/18 4/18

John Hancock

Multimanager Lifetime Portfolios

Semiannual report 2/28/18

A message to shareholders

Dear shareholder,

Markets around the world experienced a meaningful rise in volatility in the last few weeks of the reporting period. Stocks declined as investors reacted to the increasing prospect of higher interest rates and rising inflation, even if that inflation was rising from historically low levels. While many in the asset management community see the sell-off as an overdue correction, it's likely the era of extremely low volatility is behind us for the time being.

Ultimately, the asset prices of stocks and corporate bonds are underpinned by fundamentals, and those continue to appear supportive. There was no shortage of good economic news to report as 2017 came to a close. In the United States, unemployment remained close to historic lows, consumer confidence rose, and the housing market continued to notch steady gains. In step with these signals of domestic economic strength, synchronized global growth continued to gain momentum, which has contributed to favorable corporate earnings across the world's developed and emerging markets. For fixed-income markets, recent volatility is likely representative of the balancing act investors will face in the year ahead: Continued solid economic growth will lead to a continued normalizing of monetary policy, meaning higher borrowing costs and greater headwinds for interest-rate-sensitive securities.

While markets delivered positive results for the overall period, it's important for investors to be cognizant of the downside risks. Your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence that accompanies investing in any market cycle.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee investment returns and does not eliminate risk of loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Multimanager Lifetime Portfolios

2	Multimanager Lifetime Portfolios' strategy at a glance
3	Discussion of portfolio performance
11	Multimanager 2060 Lifetime Portfolio
12	Multimanager 2055 Lifetime Portfolio
13	Multimanager 2050 Lifetime Portfolio
14	Multimanager 2045 Lifetime Portfolio
15	Multimanager 2040 Lifetime Portfolio
16	Multimanager 2035 Lifetime Portfolio
17	Multimanager 2030 Lifetime Portfolio
18	Multimanager 2025 Lifetime Portfolio
19	Multimanager 2020 Lifetime Portfolio
20	Multimanager 2015 Lifetime Portfolio
21	Multimanager 2010 Lifetime Portfolio
22	Your expenses
29	Portfolios' investments
41	Financial statements
51	Financial highlights
72	Notes to financial statements
105	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       1

Multimanager Lifetime Portfolios' strategy at a glance

A SIMPLE, STRATEGIC PATH TO HELP YOU REACH YOUR RETIREMENT GOALS

Multimanager Lifetime Portfolios make diversification easy because the asset mix of each portfolio automatically changes over time.

•	Portfolios with dates further off initially invest more aggressively in stock funds.
•	As a portfolio approaches its target date,[1] the allocation will gradually migrate to more conservative fixed-income funds.
•	Once the target date is reached, the allocation will continue to become increasingly conservative, investing primarily in fixed-income funds.

JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS—AUTOMATICALLY ADJUST OVER TIME2

The chart below illustrates how the asset allocation mix of John Hancock Multimanager Lifetime Portfolios adjusts over time.

The principal value of each portfolio is not guaranteed and you could lose money at any time, including at or after the target date.

1 Based on an estimated retirement date.

2 Allocations may vary as a result of market activity or cash allocations held during unusual market or economic conditions.

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       2

Discussion of portfolio performance

An interview with Portfolio Manager Robert M. Boyda, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Robert M. Boyda
Portfolio Manager
John Hancock Asset Management

How did the global financial markets perform during the six months ended February 28, 2018?

The period brought mixed returns for the markets, with a positive showing for stocks but broad-based weakness for bonds. The divergence in asset class performance stemmed from the improving outlook for global growth. Economic data came in above expectations in all regions, indicating the emergence of a synchronized worldwide expansion. The U.S. economy led the way, with strong gains in GDP growth and a sharp decline in the unemployment rate. The developed and emerging international economies also showed signs of meaningful acceleration following many years of sluggish growth relative to the United States. Together, these trends led to rising corporate profits and steadily increasing earnings estimates for 2018.

This set of circumstances proved very supportive for equities through the end of January, with steady gains for both the U.S. and international markets. However, the improvement in growth also led to increased expectations that the U.S. Federal Reserve and other major central banks would be compelled to raise interest rates more aggressively than expected. These worries moved to the forefront in February, leading to a spike in bond yields, which contributed to a significant downturn in higher-risk assets in the final month of the period, sparking a widespread decline in global equities. Still, the major stock indexes finished with solid, positive returns on the strength of their earlier advance.

On the other end of the spectrum, the acceleration of growth weighed heavily on bond prices. The Bloomberg Barclays U.S. Aggregate Bond Index, which largely consists of categories with above-average interest-rate sensitivity, declined 2.18%. Credit-sensitive segments of the bond market—such as high-yield issues and bank loans—fared better due to the improvement in corporate earnings, but they nonetheless finished with returns that were fairly muted in relation to stocks.

"All of the portfolios delivered positive returns but lagged their respective benchmarks."

How did the portfolios perform for the period?

All of the portfolios delivered positive absolute returns but lagged their respective benchmarks. Consistent with stocks' outperformance relative to fixed income, the longer-dated portfolios—which have a higher allocation to equities—generated the largest absolute returns.

The portfolios use a strategic asset allocation glide path geared toward maximizing wealth accumulation across multiple market scenarios. In determining the portfolios' allocations, we emphasize value, fundamentals, and diversification as the cornerstones of our strategy. As part of this process, we periodically make adjustments to the portfolios in an effort to capitalize on shorter-term market fluctuations or to mitigate risks. In our view, this multifaceted strategy helps us achieve the portfolios' long-term objectives while also taking advantage of value opportunities as they emerge.

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       3

How were the portfolios positioned as of the end of the period?

Consistent with our approach, we retained diversified exposure across the full spectrum of the world financial markets while also making some modest shifts on the margin. In equities, we continued the process of modestly rotating the portfolios' allocation from U.S. to international equities. This shift reflected our view that the foreign markets have more attractive valuations and a longer runway of earnings growth potential.

Defensive equities continued to be an important component of the portfolios. The merits of defensive approaches can be obscured when the market rallies to the extent that it did in 2017. Nevertheless, we think the category can provide an element of downside protection when stock prices are falling, a feature that became more evident in the February sell-off. Similarly, we maintained a meaningful position in absolute return strategies to augment diversification. We think this aspect of our approach—although a possible headwind when equities are rallying—can provide both an alternative source of return and potential ballast in turbulent markets.

In fixed income, we favored active, multi-sector managers whose flexible approaches are designed to capitalize on the opportunities across the full range of the bond market. In addition, we saw a favorable risk/reward profile in emerging-market debt due to the improving economic conditions in the developing countries. With this said, we also sought to take advantage of volatility in the rate-sensitive core bond area by adding to the asset class following the rise in yields.

Can you tell us about a recent manager change?

Effective February 20, 2018, Marcelle Daher, CFA, left the team and was replaced by Robert E. Sykes, CFA.

MULTIMANAGER 2060 LIFETIME PORTFOLIO

The portfolio's Class A shares returned 7.64%, excluding sales charges. The custom blended benchmark returned 9.06%1,2 and the Morningstar target-date 2060+ category average returned 7.83%.3 Both asset allocation and manager selection detracted from performance versus the benchmark, with the former having a larger impact.

With regard to allocation, the portfolio's position in defensive equities was the primary factor in its shortfall. We believe this category can augment longer-term diversification through its ability to provide positive risk-adjusted returns and an element of downside protection. The portfolio's absolute return allocation also detracted somewhat given the strong gains for equities, but it added value in the final month of the period.

On the positive side, the portfolio benefited from the decision to overweight financial and technology stocks within the dedicated sector portfolio.

At the manager level, Disciplined Value Fund (Boston Partners), Mid Value Fund (T. Rowe Price), and Blue Chip Growth Fund (T. Rowe Price) were among the top contributors to relative performance. Fundamental Large Cap Core Fund (JHAM), International Value Fund (Franklin Templeton), and Emerging Markets Fund (Dimensional) were among the leading detractors.

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       4

MULTIMANAGER 2055 LIFETIME PORTFOLIO

The portfolio's Class A shares returned 7.62%, excluding sales charges. The custom blended benchmark gained 9.06%1,2 and the Morningstar target-date 2055 category average rose 7.74%.3 Both asset allocation and manager selection detracted from performance versus the benchmark, with the former having a larger impact.

With regard to allocation, the portfolio's position in defensive equities was the primary factor in its shortfall. We believe this category can augment longer-term diversification through its ability to provide positive risk-adjusted returns and an element of downside protection. The portfolio's absolute return allocation also detracted somewhat given the strong gains for equities, but it added value in the final month of the period.

On the positive side, the portfolio benefited from our decision to overweight financial and technology stocks within the dedicated sector portfolio.

At the manager level, Disciplined Value Fund (Boston Partners), Mid Value Fund (T. Rowe Price), and Blue Chip Growth Fund (T. Rowe Price) were among the top contributors to relative performance. Fundamental Large Cap Core Fund (JHAM), International Value Fund (Franklin Templeton), and Emerging Markets Fund (DIMENSIONAL) were among the leading detractors.

MULTIMANAGER 2050 LIFETIME PORTFOLIO

The portfolio's Class A shares returned 7.58%, excluding sales charges. The custom blended benchmark gained 9.06%1,2 and the

MULTIMANAGER 2060-2010 LIFETIME PORTFOLIOS' CLASS A SHARE RETURNS (%)

For the six months ended 2/28/18

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       5

Morningstar target-date 2050 category average rose 7.48%.3 Both asset allocation and manager selection detracted from performance versus the benchmark, with the former having a larger impact.

With regard to allocation, the portfolio's position in defensive equities was the primary factor in its shortfall. We believe this category can augment longer-term diversification through its ability to provide positive risk-adjusted returns and an element of downside protection. The portfolio's absolute return allocation also detracted somewhat given the strong gains for equities, but it added value in the final month of the period.

On the positive side, the portfolio benefited from our decision to overweight financial and technology stocks within the dedicated sector portfolio.

At the manager level, Disciplined Value Fund (Boston Partners), Mid Value Fund (T. Rowe Price), and Blue Chip Growth Fund (T. Rowe Price) were among the top contributors to relative performance. Fundamental Large Cap Core Fund (JHAM), International Value Fund (Franklin Templeton), and Emerging Markets Fund (DIMENSIONAL) were among the leading detractors.

MULTIMANAGER 2045 LIFETIME PORTFOLIO

The portfolio's Class A shares returned 7.63%, excluding sales charges. The custom blended benchmark gained 9.06%1,2 and the Morningstar target-date 2045 category average rose 7.44%.3 Both asset allocation and manager selection detracted from performance versus the benchmark, with the former having a larger impact.

With regard to allocation, the portfolio's position in defensive equities was the primary factor in its shortfall. We believe this category can augment longer-term diversification through its ability to provide positive risk-adjusted returns and an element of downside protection. The portfolio's absolute return allocation also detracted somewhat given the strong gains for equities, but it added value in the final month of the period.

On the positive side, the portfolio benefited from our decision to overweight financial and technology stocks within the dedicated sector portfolio.

At the manager level, Disciplined Value Fund (Boston Partners), Mid Value Fund (T. Rowe Price), and Blue Chip Growth Fund (T. Rowe Price) were among the top contributors to relative performance. Fundamental Large Cap Core Fund (JHAM), International Value Fund (Franklin Templeton), and Emerging Markets Fund (DIMENSIONAL) were among the leading detractors.

Market index total returns

For the six months ended 2/28/18

U.S. Stocks	S&P 500 Index	10.84%
	Russell Midcap Index	8.44%
	Russell 2000 Index	8.30%
	FTSE NAREIT All Equity REIT Index	-8.50%
International Stocks	MSCI EAFE Index	7.23%
	MSCI Emerging Markets Index	10.70%
	MSCI EAFE Small Cap Index	10.68%
Fixed Income	Bloomberg Barclays U.S. Aggregate Bond Index	-2.18%
	ICE Bank of America Merrill Lynch U.S. High Yield Index	1.01%
	JPMorgan Global Government Bonds Unhedged Index	0.45%

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       6

MULTIMANAGER 2040 LIFETIME PORTFOLIO

The portfolio's Class A shares returned 7.47%, excluding sales charges. The custom blended benchmark gained 9.02%1,2 and the Morningstar target-date 2040 category average rose 6.90%.3 Both asset allocation and manager selection detracted from performance versus the benchmark, with the former having a larger impact.

With regard to allocation, the portfolio's position in defensive equities was the primary factor in its shortfall. We believe this category can augment longer-term diversification through its ability to provide positive risk-adjusted returns and an element of downside protection. The portfolio's absolute return allocation also detracted somewhat given the strong gains for equities, but it added value in the final month of the period.

On the positive side, the portfolio benefited from our decision to overweight financial and technology stocks within the dedicated sector portfolio.

At the manager level, Disciplined Value Fund (Boston Partners), Mid Value Fund (T. Rowe Price), and Blue Chip Growth Fund (T. Rowe Price) were among the top contributors to relative performance. Fundamental Large Cap Core Fund (JHAM), International Value Fund (Franklin Templeton), and Emerging Markets Fund (DIMENSIONAL) were among the leading detractors.

MULTIMANAGER 2035 LIFETIME PORTFOLIO

The portfolio's Class A shares returned 6.94%, excluding sales charges. The custom blended benchmark gained 8.33%1,2 and the Morningstar target-date 2035 category average rose 6.37%.3 Both asset allocation and manager selection detracted from performance versus the benchmark, with the former having a larger impact.

With regard to allocation, the portfolio's position in defensive equities was the primary factor in its shortfall. We believe this category can augment longer-term diversification through its ability to provide positive risk-adjusted returns and an element of downside protection. The portfolio's absolute return allocation also detracted somewhat given the strong gains for equities, but it added value in the final month of the period.

On the positive side, the portfolio benefited from our decision to overweight financial and technology stocks within the dedicated sector portfolio.

At the manager level, Disciplined Value Fund (Boston Partners), Blue Chip Growth Fund (T. Rowe Price), and Mid Value Fund (T. Rowe Price) were among the top contributors to relative performance. Fundamental Large Cap Core Fund (JHAM), International Value Fund (Franklin Templeton), and Emerging Markets Fund (DIMENSIONAL) were among the leading detractors.

MULTIMANAGER 2030 LIFETIME PORTFOLIO

The portfolio's Class A shares returned 6.04%, excluding sales charges. The custom blended benchmark gained 7.38%1,2 and the Morningstar target-date 2030 category average rose 5.35%.3 Both asset allocation and manager selection detracted from performance versus the benchmark, with the former having a larger impact.

With regard to allocation, the portfolio's position in defensive equities was the primary factor in its shortfall. We believe this category can augment longer-term diversification through its ability to provide positive risk-adjusted returns and an element of downside

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       7

protection. The portfolio's absolute return allocation also detracted somewhat given the strong gains for equities, but it added value in the final month of the period.

On the positive side, the portfolio benefited from our decision to overweight financial and technology stocks within the dedicated sector portfolio. In the fixed-income portfolio, an overweight in the multi-sector bond category was a plus, as was an underweight in the rate-sensitive core bond segment. An overweight in loans further aided results, although this was largely offset by a corresponding underweight in high yield.

At the manager level, Disciplined Value Fund (Boston Partners), Blue Chip Growth Fund (T. Rowe Price), and Mid Value Fund (T. Rowe Price) were among the top contributors to relative performance. Fundamental Large Cap Core Fund (JHAM), International Value Fund (Franklin Templeton), and Capital Appreciation Value Fund (T. Rowe Price) were among the leading detractors.

MULTIMANAGER 2025 LIFETIME PORTFOLIO

The portfolio's Class A shares returned 5.06%, excluding sales charges. The custom blended benchmark gained 6.10%1,2 and the Morningstar target-date 2025 category average rose 4.41%.3 Both asset allocation and manager selection detracted from performance versus the benchmark, with the former having a larger impact.

With regard to allocation, the portfolio's position in defensive equities was the primary factor in its shortfall. We believe this category can augment longer-term diversification through its ability to provide positive risk-adjusted returns and an element of downside protection. The portfolio's absolute return allocation also detracted somewhat given the strong gains for equities, but it added value in the final month of the period.

In the fixed-income portfolio, an overweight in the multi-sector bond category was a plus, as was an underweight in the rate-sensitive core bond segment. The portfolio further benefited from being overweight in loans, although this was largely offset by a corresponding underweight in high yield. Our decision to overweight financial and technology stocks within the dedicated sector portfolio was an additional contributor.

At the manager level, Disciplined Value Fund (Boston Partners), Blue Chip Growth Fund (T. Rowe Price), and Bond Fund (JHAM) were among the top contributors to relative performance. Fundamental Large Cap Core Fund (JHAM), Capital Appreciation Value Fund (T. Rowe Price), and International Value Fund (Franklin Templeton) were among the leading detractors.

MULTIMANAGER 2020 LIFETIME PORTFOLIO

The portfolio's Class A shares returned 3.93%, excluding sales charges. The custom blended benchmark gained 4.79%1,2 and the Morningstar target-date 2020 category average rose 3.40%.3 Both asset allocation and manager selection detracted from performance versus the benchmark, with the former having a larger impact.

With regard to allocation, the portfolio's position in defensive equities was the primary factor in its shortfall. We believe this category can augment longer-term diversification through its ability to provide positive risk-adjusted returns and an element of downside protection. The portfolio's absolute return allocation also detracted somewhat given the strong gains for equities, but it added value in the final month of the period.

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       8

In the fixed-income portfolio, an overweight in the multi-sector bond was a plus, as was an underweight in the rate-sensitive core bond segment. The portfolio further benefited from being overweight in loans, although this was largely offset by a corresponding underweight in high yield. Our decision to overweight financial and technology stocks within the dedicated sector portfolio was an additional contributor.

At the manager level, Bond Fund (JHAM) and Disciplined Value Fund (Boston Partners) were among the top contributors to relative performance. Capital Appreciation Value Fund (T. Rowe Price), Fundamental Large Cap Core Fund (JHAM), and International Value Fund (Franklin Templeton) were among the leading detractors.

MULTIMANAGER 2015 LIFETIME PORTFOLIO

The portfolio's Class A shares returned 2.94%, excluding sales charges. The custom blended benchmark gained 3.64%1,2 and the Morningstar target-date 2015 category average rose 2.92%.3 Both asset allocation and manager selection detracted from performance versus the benchmark, with the former having a larger impact.

With regard to allocation, the portfolio's position in defensive equities was the primary factor in its shortfall. We believe this category can augment longer-term diversification through its ability to provide positive risk-adjusted returns and an element of downside protection. The portfolio's absolute return allocation also detracted somewhat given the strong gains for equities, but it added value in the final month of the period.

In the fixed-income portfolio, an overweight in the multi-sector bond category was a plus, as was an underweight in the rate-sensitive core bond segment. The portfolio further benefited from being overweight in loans, although this was largely offset by a corresponding underweight in high yield.

At the manager level, Bond Fund (JHAM), Short Duration Credit Opportunities Fund (Stone Harbor), and Asia Pacific Total Return Bond Fund (JHAM) were among the top contributors to relative performance. Capital Appreciation Value Fund (T. Rowe Price) and Global Shareholder Yield Fund (Epoch) were among the leading detractors.

MULTIMANAGER 2010 LIFETIME PORTFOLIO

The portfolio's Class A shares returned 2.30%, excluding sales charges. The custom blended benchmark gained 2.95%1,2 and the Morningstar target-date 2000-2010 category average rose 2.34%.3 Both asset allocation and manager selection detracted from performance versus the benchmark, with the former having a larger impact.

With regard to allocation, the portfolio's position in defensive equities was the primary factor in its shortfall. We believe this category can augment longer-term diversification through its ability to provide positive risk-adjusted returns and an element of downside protection. The portfolio's absolute return allocation also detracted somewhat given the strong gains for equities, but it added value in the final month of the period.

In the fixed-income portfolio, an overweight in the multi-sector bond category was a plus, as was an underweight in the rate-sensitive core bond segment. The portfolio further benefited from being overweight in loans, although this was largely offset by a corresponding underweight in high yield.

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       9

At the manager level, Bond Fund (JHAM), Short Duration Credit Opportunities Fund (Stone Harbor), and Asia Pacific Total Return Bond Fund (JHAM) were among the top contributors to relative performance. Global Shareholder Yield Fund (Epoch) and Capital Appreciation Value Fund (T. Rowe Price) were among the leading detractors.

MANAGED BY

Robert M. Boyda On the portfolio since 2010 Investing since 1979
Nathan W. Thooft, CFA On the portfolio since 2013 Investing since 2000
Robert E. Sykes, CFA On the portfolio since 2018 Investing since 2001

1 The custom benchmarks reflect each portfolio's asset allocation under normal conditions. These blended benchmarks adjust over time to match each portfolio's glide path.
2 It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
3 Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
Past performance does not guarantee future results.
The portfolio's performance depends on the advisor's ability to determine the strategic asset class allocations, the mix of underlying funds, and the performance of those underlying funds. The underlying funds' performance may be lower than the performance of the asset class that they were selected to represent. Owning an exchange-traded fund (ETF) generally reflects the risks of owning the underlying securities it is designed to track, although a lack of liquidity in an ETF could result in it being more volatile. ETFs have their own fees and expenses which are indirectly borne by the portfolio, including management fees that increase their costs. The portfolio is subject to the same risks as the underlying funds in which it invests, which include the following: Stocks and bonds can decline due to adverse issuer, market, regulatory, or economic developments; foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability; the securities of small-capitalization companies are subject to higher volatility than larger, more established companies; and high-yield bonds are subject to additional risks, such as increased risk of default. Reduced liquidity in credit and fixed-income markets may adversely affect issuers worldwide. Derivatives, such as hedging and other strategic transactions, may increase volatility of a portfolio and could result in a significant loss. Each portfolio's name refers to the approximate retirement year of the investors for whom the portfolio's asset allocation strategy is designed. The portfolios with dates further off initially allocate more aggressively to stock funds. As a portfolio approaches and passes its target date, the allocation will gradually migrate to more conservative, fixed-income funds. The principal value of each portfolio is not guaranteed and you could lose money at any time, including at, or after, the target date. Please see the portfolios' prospectuses for additional information.
The views expressed in this report are exclusively those of Robert M. Boyda, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the portfolio for the entire period. Portfolio composition is subject to review in accordance with the portfolio's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       10

Multimanager 2060 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2060 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is 66.50% Russell 3000 Index, 28.50% MSCI ACWI ex-USA Index, 4.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 1.00% ICE Bank of America Merrill Lynch U.S. High Yield Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Equity	84.7
Large Blend	36.9
U.S. Large Cap	18.0
International Large Cap	8.9
U.S. Mid Cap	7.1
Emerging Markets	5.7
International Small Cap	3.7
U.S. Small Cap	3.4
Global Large Cap	1.0
Fixed income	5.8
Intermediate Bond	2.0
Multi-Sector Bond	1.3
Global Bond	0.8
Short-Term Bond	0.6
Treasury Inflation-Protected Securities	0.5
Bank Loan	0.3
High Yield Bond	0.3
Alternative and specialty	9.3
Diversified Real Assets	2.7
Financial Industries	1.7
Currency	1.3
Global Absolute Return Strategies	1.3
Health Sciences	1.2
Science & Technology	1.0
Real Estate	0.1
Short-term investments and other	0.2

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 2-28-18 (%)

	Class A	Class I1	Class R1[1]	Class R2[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1]	Class 1[1]	Index 1	Index 2	Index 3
Inception	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16
Average annual total returns
1 year	10.27	16.46	15.95	16.22	15.95	16.33	16.47	16.58	16.43	17.10	0.51	17.13
Since inception	12.49	15.96	15.46	15.71	15.46	15.87	16.01	16.07	15.97	17.98	0.63	17.33
Cumulative returns
6 months	2.24	7.84	7.53	7.60	7.53	7.80	7.75	7.86	7.81	10.84	-2.18	9.06
Since inception	25.37	32.89	31.80	32.34	31.80	32.69	33.00	33.14	32.93	37.38	1.21	35.93

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	3.37	3.06	3.72	3.47	3.62	3.32	3.02	2.97	3.00
Net (%)	1.00	0.69	1.35	1.10	1.25	0.85	0.65	0.58	0.63

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors, as described in the portfolio's prospectuses.
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       11

Multimanager 2055 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2055 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is 66.50% Russell 3000 Index, 28.50% MSCI ACWI ex-USA Index, 4.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 1.00% ICE Bank of America Merrill Lynch U.S. High Yield Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Equity	84.7
Large Blend	36.8
U.S. Large Cap	18.0
International Large Cap	9.0
U.S. Mid Cap	7.1
Emerging Markets	5.7
International Small Cap	3.7
U.S. Small Cap	3.4
Global Large Cap	1.0
Fixed income	5.9
Intermediate Bond	2.0
Multi-Sector Bond	1.3
Global Bond	0.8
Short-Term Bond	0.7
Treasury Inflation-Protected Securities	0.5
Bank Loan	0.3
High Yield Bond	0.3
Alternative and specialty	9.4
Diversified Real Assets	2.8
Financial Industries	1.7
Currency	1.3
Global Absolute Return Strategies	1.3
Health Sciences	1.2
Science & Technology	1.0
Real Estate	0.1

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 2-28-18 (%)

	Class A	Class I1,2	Class R1[2]	Class R2[2]	Class R3[2]	Class R4[2]	Class R5[2]	Class R6[2]	Class 1[2]	Index 1	Index 2	Index 3
Inception	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14
Average annual total returns
1 year	10.29	16.44	16.03	16.22	15.99	16.39	16.52	16.55	16.60	17.10	0.51	17.13
Since inception	6.74	8.37	8.03	8.28	8.04	8.44	8.60	8.64	8.59	12.31	2.22	9.63
Cumulative returns
6 months	2.24	7.82	7.52	7.61	7.58	7.68	7.71	7.83	7.78	10.84	-2.18	9.06
Since inception	29.25	37.15	35.48	36.70	35.51	37.50	38.32	38.51	38.26	57.86	9.02	43.54

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.46	1.15	1.81	1.56	1.70	1.41	1.11	1.06	1.09
Net (%)	1.01	0.70	1.36	1.11	1.25	0.86	0.66	0.59	0.64

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	Class I shares were first offered on 3-27-15. Returns prior to this date are those of Class R1 shares that have not been adjusted for class-specific expenses; otherwise returns would vary.
2	For certain types of investors, as described in the portfolio's prospectuses.
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       12

Multimanager 2050 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2050 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is 66.50% Russell 3000 Index, 28.50% MSCI ACWI ex-USA Index, 4.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 1.00% ICE Bank of America Merrill Lynch U.S. High Yield Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Equity	84.8
Large Blend	36.8
U.S. Large Cap	18.1
International Large Cap	9.0
U.S. Mid Cap	7.1
Emerging Markets	5.7
International Small Cap	3.7
U.S. Small Cap	3.4
Global Large Cap	1.0
Fixed income	5.8
Intermediate Bond	2.0
Multi-Sector Bond	1.3
Global Bond	0.8
Short-Term Bond	0.6
Treasury Inflation-Protected Securities	0.5
Bank Loan	0.3
High Yield Bond	0.3
Alternative and specialty	9.4
Diversified Real Assets	2.8
Financial Industries	1.7
Currency	1.3
Global Absolute Return Strategies	1.3
Health Sciences	1.2
Science & Technology	1.0
Real Estate	0.1

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 2-28-18 (%)

	Class A1	Class I1,2	Class R1[1,2]	Class R2[1,2]	Class R3[1,2]	Class R4[1,2]	Class R5[1,2]	Class R6[1,2]	Class 1[2]	Index 1	Index 2	Index 3
Inception	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11
Average annual total returns
1 year	10.35	16.46	15.70	15.97	15.81	16.33	16.53	16.57	16.53	17.10	0.51	17.13
5 year	8.91	10.43	9.72	9.98	9.84	10.28	10.47	10.52	10.47	14.73	1.71	11.62
Since inception	7.33	8.50	7.88	8.11	7.99	8.36	8.55	8.59	8.53	13.01	2.73	9.84
Cumulative returns
6 months	2.20	7.70	7.41	7.49	7.51	7.74	7.77	7.80	7.84	10.84	-2.18	9.06
5 year	53.20	64.20	59.00	60.90	59.91	63.09	64.53	64.86	64.53	98.81	8.85	73.30
Since inception	62.22	74.69	68.03	70.44	69.15	73.18	75.21	75.65	75.04	130.74	20.19	89.98

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.34	1.03	1.69	1.44	1.58	1.28	0.98	0.93	0.97
Net (%)	1.02	0.71	1.37	1.12	1.26	0.86	0.66	0.60	0.65

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	Class A, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares were first offered on 3-1-12; Class I shares were first offered on 3-27-15. Returns prior to these dates are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise returns would vary.
2	For certain types of investors, as described in the portfolio's prospectuses.
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       13

Multimanager 2045 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2045 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is 66.50% Russell 3000 Index, 28.50% MSCI ACWI ex-USA Index, 4.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 1.00% ICE Bank of America Merrill Lynch U.S. High Yield Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Equity	84.8
Large Blend	36.9
U.S. Large Cap	18.0
International Large Cap	9.0
U.S. Mid Cap	7.1
Emerging Markets	5.7
International Small Cap	3.7
U.S. Small Cap	3.4
Global Large Cap	1.0
Fixed income	5.8
Intermediate Bond	2.0
Multi-Sector Bond	1.3
Short-Term Bond	0.8
Global Bond	0.6
Treasury Inflation-Protected Securities	0.5
Bank Loan	0.3
High Yield Bond	0.3
Alternative and specialty	9.4
Diversified Real Assets	2.8
Financial Industries	1.7
Currency	1.3
Global Absolute Return Strategies	1.3
Health Sciences	1.2
Science & Technology	1.0
Real Estate	0.1

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 2-28-18 (%)

	Class A	Class I1,2	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Start date	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07
Average annual total returns
1 year	10.35	16.55	15.78	16.07	15.79	16.32	16.60	16.68	16.61	17.10	0.51	17.13
5 year	8.89	10.11	9.69	9.95	9.79	10.24	10.46	10.51	10.45	14.73	1.71	11.62
10 year	5.89	6.38	6.18	6.34	6.28	6.65	6.92	6.70	6.90	9.73	3.60	7.71
Cumulative returns
6 months	2.25	7.80	7.48	7.51	7.49	7.74	7.76	7.82	7.85	10.84	-2.18	9.06
5 year	53.11	61.82	58.80	60.68	59.55	62.84	64.46	64.83	64.36	98.81	8.85	73.30
10 year	77.31	85.65	82.19	84.92	83.82	90.43	95.28	91.19	94.84	153.07	42.42	110.22

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.31	1.00	1.65	1.41	1.55	1.25	0.96	0.90	0.94
Net (%)	1.01	0.70	1.35	1.11	1.25	0.85	0.66	0.59	0.64

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class I shares were first offered on 3-27-15. Class R2 and Class R6 shares were first offered on 3-1-12 and 9-1-11, respectively. Returns prior to these dates are those of Class R1 shares that have not been adjusted for class-specific expenses; otherwise returns would vary.
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       14

Multimanager 2040 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2040 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is 65.80% Russell 3000 Index, 28.20% MSCI ACWI ex-USA Index, 4.80% Bloomberg Barclays U.S. Aggregate Bond Index, and 1.20% ICE Bank of America Merrill Lynch U.S. High Yield Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Equity	83.0
Large Blend	35.5
U.S. Large Cap	17.9
International Large Cap	8.9
U.S. Mid Cap	7.0
Emerging Markets	5.6
International Small Cap	3.7
U.S. Small Cap	3.4
Global Large Cap	1.0
Fixed income	7.8
Intermediate Bond	2.8
Multi-Sector Bond	1.6
Short-Term Bond	1.2
Global Bond	0.9
Treasury Inflation-Protected Securities	0.6
Bank Loan	0.4
High Yield Bond	0.3
Alternative and specialty	9.2
Diversified Real Assets	2.8
Financial Industries	1.7
Currency	1.3
Global Absolute Return Strategies	1.3
Health Sciences	1.0
Science & Technology	1.0
Real Estate	0.1

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 2-28-18 (%)

	Class A	Class I1,2	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Start date	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07
Average annual total returns
1 year	10.16	16.30	15.53	15.83	15.76	16.12	16.36	16.45	16.38	17.10	0.51	17.08
5 year	8.86	10.07	9.65	9.94	9.77	10.18	10.41	10.46	10.42	14.73	1.71	11.62
10 year	5.90	6.38	6.18	6.34	6.28	6.64	6.91	6.69	6.90	9.73	3.60	7.71
Cumulative returns
6 months	2.07	7.65	7.32	7.45	7.34	7.53	7.61	7.68	7.63	10.84	-2.18	9.02
5 year	52.87	61.54	58.52	60.58	59.37	62.37	64.06	64.44	64.15	98.81	8.85	73.24
10 year	77.37	85.55	82.08	84.84	83.86	90.14	95.06	91.01	94.85	153.07	42.42	110.14

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.31	1.00	1.66	1.41	1.55	1.25	0.95	0.90	0.94
Net (%)	1.01	0.70	1.36	1.11	1.25	0.85	0.65	0.59	0.64

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class I shares were first offered on 3-27-15. Class R2 and Class R6 shares were first offered on 3-1-12 and 9-1-11, respectively. Returns prior to these dates are those of Class R1 shares that have not been adjusted for class-specific expenses; otherwise returns would vary.
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       15

Multimanager 2035 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2035 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is 61.60% Russell 3000 Index, 26.40% MSCI ACWI ex-USA Index, 9.60% Bloomberg Barclays U.S. Aggregate Bond Index, and 2.40% ICE Bank of America Merrill Lynch U.S. High Yield Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Equity	77.0
Large Blend	32.9
U.S. Large Cap	17.0
International Large Cap	8.3
U.S. Mid Cap	6.5
Emerging Markets	5.0
International Small Cap	3.4
U.S. Small Cap	3.0
Global Large Cap	0.9
Fixed income	13.9
Intermediate Bond	4.5
Multi-Sector Bond	3.3
Global Bond	1.9
Short-Term Bond	1.2
Treasury Inflation-Protected Securities	1.2
Bank Loan	1.1
High Yield Bond	0.7
Alternative and specialty	9.1
Diversified Real Assets	2.6
Financial Industries	1.6
Currency	1.5
Global Absolute Return Strategies	1.5
Health Sciences	1.0
Science & Technology	0.7
Real Estate	0.2

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 2-28-18 (%)

	Class A	Class I1,2	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Start date	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07
Average annual total returns
1 year	9.16	15.32	14.56	14.83	14.64	15.09	15.29	15.36	15.29	17.10	0.51	16.03
5 year	8.54	9.75	9.32	9.61	9.45	9.87	10.10	10.14	10.10	14.73	1.71	11.27
10 year	5.75	6.22	6.01	6.17	6.12	6.50	6.75	6.51	6.74	9.73	3.60	7.54
Cumulative returns
6 months	1.56	7.11	6.70	6.91	6.78	6.98	7.08	7.14	7.08	10.84	-2.18	8.33
5 year	50.63	59.23	56.12	58.22	57.09	60.12	61.78	62.06	61.78	98.81	8.85	70.60
10 year	74.89	82.84	79.26	82.04	81.05	87.75	92.10	87.97	92.00	153.07	42.42	106.80

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.30	0.99	1.64	1.39	1.54	1.25	0.95	0.90	0.93
Net (%)	1.01	0.70	1.35	1.10	1.25	0.86	0.66	0.59	0.64

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class I shares were first offered on 3-27-15. Class R2 and Class R6 shares were first offered on 3-1-12 and 9-1-11, respectively. Returns prior to these dates are those of Class R1 shares that have not been adjusted for class-specific expenses; otherwise returns would vary.
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       16

Multimanager 2030 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2030 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is 55.30% Russell 3000 Index, 23.70% MSCI ACWI ex-USA Index, 16.80% Bloomberg Barclays U.S. Aggregate Bond Index, and 4.20% ICE Bank of America Merrill Lynch U.S. High Yield Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Equity	67.9
Large Blend	28.9
U.S. Large Cap	15.7
International Large Cap	7.5
U.S. Mid Cap	5.6
Emerging Markets	4.0
International Small Cap	2.9
U.S. Small Cap	2.3
Global Large Cap	1.0
Fixed income	23.3
Intermediate Bond	7.9
Multi-Sector Bond	5.8
Global Bond	3.4
Treasury Inflation-Protected Securities	2.1
Bank Loan	1.4
Short-Term Bond	1.4
High Yield Bond	1.3
Alternative and specialty	8.8
Diversified Real Assets	2.3
Currency	1.7
Global Absolute Return Strategies	1.7
Financial Industries	1.4
Health Sciences	0.8
Science & Technology	0.8
Real Estate	0.1

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 2-28-18 (%)

	Class A	Class I1,2	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Start date	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07
Average annual total returns
1 year	7.66	13.71	13.07	13.25	13.16	13.58	13.80	13.85	13.79	17.10	0.51	14.60
5 year	7.91	9.11	8.71	8.97	8.84	9.26	9.47	9.55	9.49	14.73	1.71	10.58
10 year	5.42	5.90	5.71	5.86	5.80	6.16	6.43	6.22	6.43	9.73	3.60	7.16
Cumulative returns
6 months	0.71	6.16	5.90	5.98	5.91	6.12	6.24	6.29	6.23	10.84	-2.18	7.38
5 year	46.35	54.67	51.86	53.66	52.71	55.72	57.21	57.76	57.32	98.81	8.85	65.37
10 year	69.57	77.42	74.19	76.70	75.66	81.78	86.40	82.76	86.41	153.07	42.42	99.63

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.30	0.99	1.65	1.39	1.54	1.25	0.94	0.89	0.93
Net (%)	0.99	0.68	1.34	1.08	1.23	0.84	0.63	0.57	0.62

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class I shares were first offered on 3-27-15. Class R2 and Class R6 shares were first offered on 3-1-12 and 9-1-11, respectively. Returns prior to these dates are those of Class R1 shares that have not been adjusted for class-specific expenses; otherwise returns would vary.
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       17

Multimanager 2025 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2025 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is 46.90% Russell 3000 Index, 20.10% MSCI ACWI ex-USA Index, 26.40% Bloomberg Barclays U.S. Aggregate Bond Index, and 6.60% ICE Bank of America Merrill Lynch U.S. High Yield Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Equity	57.4
Large Blend	24.9
U.S. Large Cap	13.7
International Large Cap	6.1
U.S. Mid Cap	4.6
Emerging Markets	2.9
International Small Cap	2.3
U.S. Small Cap	1.9
Global Large Cap	1.0
Fixed income	34.3
Intermediate Bond	12.0
Multi-Sector Bond	9.6
Global Bond	4.3
Treasury Inflation-Protected Securities	3.2
Bank Loan	2.5
High Yield Bond	1.8
Short-Term Bond	0.9
Alternative and specialty	8.3
Diversified Real Assets	2.1
Currency	1.8
Global Absolute Return Strategies	1.7
Financial Industries	1.3
Health Sciences	0.7
Science & Technology	0.6
Real Estate	0.1

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 2-28-18 (%)

	Class A	Class I1,2	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Start date	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07
Average annual total returns
1 year	5.97	12.05	11.21	11.56	11.39	11.76	11.92	11.98	11.92	17.10	0.51	12.66
5 year	7.10	8.29	7.87	8.15	7.99	8.44	8.62	8.68	8.62	14.73	1.71	9.62
10 year	5.17	5.65	5.44	5.61	5.53	5.91	6.16	5.94	6.16	9.73	3.60	6.79
Cumulative returns
6 months	-0.18	5.28	4.85	5.00	4.93	5.11	5.17	5.22	5.17	10.84	-2.18	6.10
5 year	40.90	48.91	46.05	47.99	46.84	49.92	51.21	51.63	51.20	98.81	8.85	58.26
10 year	65.51	73.23	69.90	72.57	71.30	77.62	81.80	78.12	81.73	153.07	42.42	92.81

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.29	0.98	1.63	1.38	1.53	1.23	0.93	0.88	0.92
Net (%)	0.99	0.68	1.33	1.08	1.23	0.83	0.63	0.57	0.62

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class I shares were first offered on 3-27-15. Class R2 and Class R6 shares were first offered on 3-1-12 and 9-1-11, respectively. Returns prior to these dates are those of Class R1 shares that have not been adjusted for class-specific expenses; otherwise returns would vary.
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       18

Multimanager 2020 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2020 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is 39.20% Russell 3000 Index, 16.80% MSCI ACWI ex-USA Index, 35.20% Bloomberg Barclays U.S. Aggregate Bond Index, and 8.80% ICE Bank of America Merrill Lynch U.S. High Yield Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Equity	47.1
Large Blend	20.5
U.S. Large Cap	11.9
International Large Cap	5.0
U.S. Mid Cap	3.6
Emerging Markets	1.9
International Small Cap	1.6
U.S. Small Cap	1.5
Global Large Cap	1.1
Fixed income	44.8
Intermediate Bond	16.5
Multi-Sector Bond	12.4
Global Bond	5.3
Treasury Inflation-Protected Securities	4.2
Bank Loan	3.2
High Yield Bond	2.3
Short-Term Bond	0.9
Alternative and specialty	8.1
Currency	2.1
Global Absolute Return Strategies	2.1
Diversified Real Assets	1.8
Financial Industries	1.0
Science & Technology	0.5
Health Sciences	0.4
Real Estate	0.2

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 2-28-18 (%)

	Class A	Class I1,2	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Start date	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07
Average annual total returns
1 year	4.03	9.97	9.22	9.48	9.32	9.86	9.93	10.11	9.93	17.10	0.51	10.65
5 year	6.02	7.22	6.80	7.07	6.90	7.34	7.53	7.59	7.55	14.73	1.71	8.47
10 year	4.83	5.32	5.11	5.27	5.19	5.56	5.82	5.61	5.81	9.73	3.60	6.38
Cumulative returns
6 months	-1.30	4.14	3.79	3.85	3.79	4.11	4.10	4.16	4.10	10.84	-2.18	4.79
5 year	33.95	41.70	38.95	40.70	39.63	42.47	43.76	44.18	43.90	98.81	8.85	50.15
10 year	60.29	67.88	64.62	67.09	65.87	71.74	76.14	72.66	75.91	153.07	42.42	85.64

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.28	0.97	1.63	1.38	1.53	1.23	0.93	0.88	0.91
Net (%)	0.97	0.66	1.32	1.07	1.22	0.82	0.62	0.55	0.60

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class I shares were first offered on 3-27-15. Class R2 and Class R6 shares were first offered on 3-1-12 and 9-1-11, respectively. Returns prior to these dates are those of Class R1 shares that have not been adjusted for class-specific expenses; otherwise returns would vary.
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       19

Multimanager 2015 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2015 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is 32.375% Russell 3000 Index, 13.875% MSCI ACWI ex-USA Index, 43.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 10.75% ICE Bank of America Merrill Lynch U.S. High Yield Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Equity	39.0
Large Blend	17.5
U.S. Large Cap	9.5
International Large Cap	4.3
U.S. Mid Cap	2.8
Emerging Markets	1.5
International Small Cap	1.2
Global Large Cap	1.1
U.S. Small Cap	1.1
Fixed income	53.9
Intermediate Bond	22.2
Multi-Sector Bond	13.4
Global Bond	6.7
Treasury Inflation-Protected Securities	4.8
Bank Loan	3.9
High Yield Bond	2.5
Short-Term Bond	0.4
Alternative and specialty	7.1
Currency	2.3
Global Absolute Return Strategies	2.2
Diversified Real Assets	1.6
Financial Industries	0.4
Science & Technology	0.3
Health Sciences	0.2
Real Estate	0.1

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 2-28-18 (%)

	Class A	Class I1,2	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Start date	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07
Average annual total returns
1 year	2.53	8.37	7.72	8.00	7.71	8.14	8.33	8.37	8.33	17.10	0.51	8.92
5 year	5.02	6.19	5.79	6.08	5.90	6.32	6.52	6.59	6.54	14.73	1.71	7.44
10 year	4.49	4.97	4.77	4.94	4.86	5.23	5.50	5.28	5.48	9.73	3.60	6.11
Cumulative returns
6 months	-2.18	3.13	2.81	2.87	2.81	3.01	3.09	3.13	3.09	10.84	-2.18	3.64
5 year	27.77	35.03	32.52	34.30	33.17	35.87	37.14	37.58	37.27	98.81	8.85	43.16
10 year	55.19	62.41	59.39	61.94	60.78	66.43	70.75	67.27	70.51	153.07	42.42	80.94

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.31	1.00	1.66	1.40	1.55	1.25	0.95	0.90	0.94
Net (%)	0.95	0.64	1.30	1.04	1.19	0.79	0.59	0.53	0.58

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class I shares were first offered on 3-27-15. Class R2 and Class R6 shares were first offered on 3-1-12 and 9-1-11, respectively. Returns prior to these dates are those of Class R1 shares that have not been adjusted for class-specific expenses; otherwise returns would vary.
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       20

Multimanager 2010 Lifetime Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2010 Lifetime Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Index 3 is 28.00% Russell 3000 Index, 12.00% MSCI ACWI ex-USA Index, 48.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 12.00% ICE Bank of America Merrill Lynch U.S. High Yield Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Equity	33.7
Large Blend	15.2
U.S. Large Cap	8.5
International Large Cap	3.8
U.S. Mid Cap	2.2
Global Large Cap	1.2
Emerging Markets	1.0
International Small Cap	1.0
U.S. Small Cap	0.8
Fixed income	59.6
Intermediate Bond	25.7
Multi-Sector Bond	13.6
Global Bond	7.5
Treasury Inflation-Protected Securities	5.3
Bank Loan	4.0
High Yield Bond	2.9
Short-Term Bond	0.6
Alternative and specialty	6.7
Currency	2.5
Global Absolute Return Strategies	2.5
Diversified Real Assets	1.6
Real Estate	0.1

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 2-28-18 (%)

	Class A	Class I1,2	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Start date	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07	8-31-07
Average annual total returns
1 year	1.56	7.21	6.61	6.81	6.67	7.06	7.27	7.32	7.27	17.10	0.51	7.88
5 year	4.27	5.43	5.07	5.30	5.15	5.57	5.77	5.83	5.77	14.73	1.71	6.67
10 year	4.31	4.77	4.60	4.74	4.69	5.07	5.31	5.09	5.31	9.73	3.60	5.93
Cumulative returns
6 months	-2.79	2.38	2.13	2.21	2.18	2.35	2.44	2.49	2.44	10.84	-2.18	2.95
5 year	23.25	30.23	28.06	29.47	28.57	31.12	32.40	32.73	32.39	98.81	8.85	38.12
10 year	52.57	59.43	56.76	58.86	58.12	63.92	67.75	64.35	67.76	153.07	42.42	77.84

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.33	1.02	1.67	1.43	1.58	1.28	0.97	0.92	0.96
Net (%)	0.92	0.61	1.26	1.02	1.17	0.77	0.56	0.50	0.55

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class I shares were first offered on 3-27-15. Class R2 and Class R6 shares were first offered on 3-1-12 and 9-1-11, respectively. Returns prior to these dates are those of Class R1 shares that have not been adjusted for class-specific expenses; otherwise returns would vary.
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       21

Your expenses

As a shareholder of a John Hancock Funds II Multimanager Lifetime Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchases or redemptions, and (2) ongoing costs, including management fees, distribution and service (Rule 12b-1) fees, and other portfolio expenses. In addition to the operating expenses that each portfolio bears directly, the portfolio indirectly bears a pro rata share of the operating expenses of the affiliated underlying funds in which the portfolio invests. Because underlying funds have varied operating expenses and transaction costs, and a portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in a portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 at the beginning of the period and held for the entire period ( September 1, 2017 through February 28, 2018).

Actual expenses:

The first line of each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. See the portfolios' prospectuses for details regarding transaction costs.

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       22

SHAREHOLDER EXPENSE EXAMPLE CHART

		Beginning account value 9-1-2017	Ending account value 2-28-2018	Expenses paid during period[1] 9-1-2017-2-28-2018	Annualized expense ratio[2]
Multimanager 2060 Lifetime Portfolio
Class A	Actual	$1,000.00	$1,076.40	$2.11	0.41%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.80	2.06	0.41%
Class I	Actual	1,000.00	1,078.40	0.57	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	0.55	0.11%
Class R1	Actual	1,000.00	1,075.30	2.68	0.51%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.20	2.61	0.51%
Class R2	Actual	1,000.00	1,076.00	1.49	0.29%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.40	1.45	0.29%
Class R3	Actual	1,000.00	1,075.30	2.68	0.51%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.20	2.61	0.51%
Class R4	Actual	1,000.00	1,078.00	0.82	0.16%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.00	0.80	0.16%
Class R5	Actual	1,000.00	1,077.50	0.21	0.03%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.20	0.03%
Class R6	Actual	1,000.00	1,078.60	0.00	0.00%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.00	0.00%
Class 1	Actual	1,000.00	1,078.10	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.25	0.05%
Multimanager 2055 Lifetime Portfolio
Class A	Actual	$1,000.00	$1,076.20	$2.11	0.41%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.80	2.06	0.41%
Class I	Actual	1,000.00	1,078.20	0.57	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	0.55	0.11%
Class R1	Actual	1,000.00	1,075.20	2.62	0.51%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.30	2.56	0.51%
Class R2	Actual	1,000.00	1,076.10	2.01	0.39%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.90	1.96	0.39%
Class R3	Actual	1,000.00	1,075.80	3.09	0.60%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.01	0.60%
Class R4	Actual	1,000.00	1,076.80	0.88	0.16%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.00	0.85	0.16%
Class R5	Actual	1,000.00	1,077.10	0.21	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.20	0.05%
Class R6	Actual	1,000.00	1,078.30	0.00	0.00%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.00	0.00%
Class 1	Actual	1,000.00	1,077.80	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.25	0.05%

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       23

SHAREHOLDER EXPENSE EXAMPLE CHART (continued)

		Beginning account value 9-1-2017	Ending account value 2-28-2018	Expenses paid during period[1] 9-1-2017-2-28-2018	Annualized expense ratio[2]
Multimanager 2050 Lifetime Portfolio
Class A	Actual	$1,000.00	$1,075.80	$2.11	0.41%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.80	2.06	0.41%
Class I	Actual	1,000.00	1,077.00	0.57	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	0.55	0.11%
Class R1	Actual	1,000.00	1,074.10	3.75	0.73%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	3.66	0.73%
Class R2	Actual	1,000.00	1,074.90	2.68	0.52%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.20	2.61	0.52%
Class R3	Actual	1,000.00	1,075.10	3.19	0.62%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.11	0.62%
Class R4	Actual	1,000.00	1,077.40	1.29	0.25%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.25	0.25%
Class R5	Actual	1,000.00	1,077.70	0.15	0.04%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.15	0.04%
Class R6	Actual	1,000.00	1,078.00	0.00	0.00%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.00	0.00%
Class 1	Actual	1,000.00	1,078.40	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.25	0.05%
Multimanager 2045 Lifetime Portfolio
Class A	Actual	$1,000.00	$1,076.30	$2.11	0.41%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.80	2.06	0.41%
Class I	Actual	1,000.00	1,078.00	0.57	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	0.55	0.11%
Class R1	Actual	1,000.00	1,074.80	3.65	0.71%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.56	0.71%
Class R2	Actual	1,000.00	1,075.10	2.47	0.48%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.40	2.41	0.48%
Class R3	Actual	1,000.00	1,074.90	3.29	0.64%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.21	0.64%
Class R4	Actual	1,000.00	1,077.40	1.34	0.26%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.50	1.30	0.26%
Class R5	Actual	1,000.00	1,077.60	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.25	0.05%
Class R6	Actual	1,000.00	1,078.20	0.00	0.00%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.00	0.00%
Class 1	Actual	1,000.00	1,078.50	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.25	0.05%

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       24

SHAREHOLDER EXPENSE EXAMPLE CHART (continued)

		Beginning account value 9-1-2017	Ending account value 2-28-2018	Expenses paid during period[1] 9-1-2017-2-28-2018	Annualized expense ratio[2]
Multimanager 2040 Lifetime Portfolio
Class A	Actual	$1,000.00	$1,074.70	$2.11	0.41%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.80	2.06	0.41%
Class I	Actual	1,000.00	1,076.50	0.57	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	0.55	0.11%
Class R1	Actual	1,000.00	1,073.20	3.75	0.73%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	3.66	0.73%
Class R2	Actual	1,000.00	1,074.50	2.57	0.50%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.30	2.51	0.50%
Class R3	Actual	1,000.00	1,073.40	3.29	0.64%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.21	0.64%
Class R4	Actual	1,000.00	1,075.30	0.98	0.19%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	0.95	0.19%
Class R5	Actual	1,000.00	1,076.10	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.25	0.05%
Class R6	Actual	1,000.00	1,076.80	0.00	0.00%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.00	0.00%
Class 1	Actual	1,000.00	1,076.30	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.25	0.05%
Multimanager 2035 Lifetime Portfolio
Class A	Actual	$1,000.00	$1,069.40	$2.10	0.41%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.80	2.06	0.41%
Class I	Actual	1,000.00	1,071.10	0.56	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	0.55	0.11%
Class R1	Actual	1,000.00	1,067.00	3.69	0.72%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	3.61	0.72%
Class R2	Actual	1,000.00	1,069.10	2.46	0.48%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.40	2.41	0.48%
Class R3	Actual	1,000.00	1,067.80	3.28	0.64%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.21	0.64%
Class R4	Actual	1,000.00	1,069.80	1.18	0.23%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.15	0.23%
Class R5	Actual	1,000.00	1,070.80	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.25	0.05%
Class R6	Actual	1,000.00	1,071.40	0.00	0.00%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.00	0.00%
Class 1	Actual	1,000.00	1,070.80	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.25	0.05%

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       25

SHAREHOLDER EXPENSE EXAMPLE CHART (continued)

		Beginning account value 9-1-2017	Ending account value 2-28-2018	Expenses paid during period[1] 9-1-2017-2-28-2018	Annualized expense ratio[2]
Multimanager 2030 Lifetime Portfolio
Class A	Actual	$1,000.00	$1,060.40	$2.09	0.41%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.80	2.06	0.41%
Class I	Actual	1,000.00	1,061.60	0.56	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	0.55	0.11%
Class R1	Actual	1,000.00	1,059.00	3.57	0.70%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.51	0.70%
Class R2	Actual	1,000.00	1,059.80	2.55	0.50%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.30	2.51	0.50%
Class R3	Actual	1,000.00	1,059.10	3.32	0.65%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.26	0.65%
Class R4	Actual	1,000.00	1,061.20	1.18	0.23%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.15	0.23%
Class R5	Actual	1,000.00	1,062.40	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.25	0.05%
Class R6	Actual	1,000.00	1,062.90	0.00	0.00%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.00	0.00%
Class 1	Actual	1,000.00	1,062.30	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.25	0.05%
Multimanager 2025 Lifetime Portfolio
Class A	Actual	$1,000.00	$1,050.60	$2.08	0.41%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.80	2.06	0.41%
Class I	Actual	1,000.00	1,052.80	0.51	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.30	0.50	0.11%
Class R1	Actual	1,000.00	1,048.50	3.56	0.70%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.51	0.70%
Class R2	Actual	1,000.00	1,050.00	2.44	0.48%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.40	2.41	0.48%
Class R3	Actual	1,000.00	1,049.30	3.20	0.63%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.16	0.63%
Class R4	Actual	1,000.00	1,051.10	1.27	0.25%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.25	0.25%
Class R5	Actual	1,000.00	1,051.70	0.25	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.25	0.05%
Class R6	Actual	1,000.00	1,052.20	0.00	0.00%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.00	0.00%
Class 1	Actual	1,000.00	1,051.70	0.25	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.25	0.05%

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       26

SHAREHOLDER EXPENSE EXAMPLE CHART (continued)

		Beginning account value 9-1-2017	Ending account value 2-28-2018	Expenses paid during period[1] 9-1-2017-2-28-2018	Annualized expense ratio[2]
Multimanager 2020 Lifetime Portfolio
Class A	Actual	$1,000.00	$1,039.30	$2.07	0.41%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.80	2.06	0.41%
Class I	Actual	1,000.00	1,041.40	0.56	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	0.55	0.11%
Class R1	Actual	1,000.00	1,037.90	3.59	0.71%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.56	0.71%
Class R2	Actual	1,000.00	1,038.50	2.48	0.49%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.40	2.46	0.49%
Class R3	Actual	1,000.00	1,037.90	3.18	0.63%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.16	0.63%
Class R4	Actual	1,000.00	1,041.10	1.16	0.23%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.15	0.23%
Class R5	Actual	1,000.00	1,041.00	0.20	0.04%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.20	0.04%
Class R6	Actual	1,000.00	1,041.60	0.00	0.00%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.00	0.00%
Class 1	Actual	1,000.00	1,041.00	0.25	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.25	0.05%
Multimanager 2015 Lifetime Portfolio
Class A	Actual	$1,000.00	$1,029.40	$2.06	0.41%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.80	2.06	0.41%
Class I	Actual	1,000.00	1,031.30	0.55	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	0.55	0.11%
Class R1	Actual	1,000.00	1,028.10	3.52	0.70%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.51	0.70%
Class R2	Actual	1,000.00	1,028.70	2.36	0.47%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.50	2.36	0.47%
Class R3	Actual	1,000.00	1,028.10	3.22	0.64%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.21	0.64%
Class R4	Actual	1,000.00	1,030.10	1.21	0.25%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.20	0.25%
Class R5	Actual	1,000.00	1,030.90	0.25	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.25	0.05%
Class R6	Actual	1,000.00	1,031.30	0.00	0.00%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.00	0.00%
Class 1	Actual	1,000.00	1,030.90	0.25	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.25	0.05%

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       27

SHAREHOLDER EXPENSE EXAMPLE CHART (continued)

		Beginning account value 9-1-2017	Ending account value 2-28-2018	Expenses paid during period[1] 9-1-2017-2-28-2018	Annualized expense ratio[2]
Multimanager 2010 Lifetime Portfolio
Class A	Actual	$1,000.00	$1,023.00	$2.06	0.41%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.80	2.06	0.41%
Class I	Actual	1,000.00	1,023.80	0.55	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	0.55	0.11%
Class R1	Actual	1,000.00	1,021.30	3.16	0.63%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.16	0.63%
Class R2	Actual	1,000.00	1,022.10	2.51	0.50%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.30	2.51	0.50%
Class R3	Actual	1,000.00	1,021.80	3.26	0.65%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.26	0.65%
Class R4	Actual	1,000.00	1,023.50	0.90	0.18%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	0.90	0.18%
Class R5	Actual	1,000.00	1,024.40	0.25	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.25	0.05%
Class R6	Actual	1,000.00	1,024.90	0.00	0.00%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.00	0.00%
Class 1	Actual	1,000.00	1,024.40	0.25	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.25	0.05%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (181) and divided by 365 (to reflect the one-half year period).
[2]	The portfolios' expense ratios do not include fees and expenses indirectly incurred by the underlying funds and can vary based on the mix of underlying funds held by the portfolios. The range of expense ratios of the underlying funds held by the portfolios was as follows:

Period ended	Multi- manager 2060 Lifetime	Multi- manager 2055 Lifetime	Multi- manager 2050 Lifetime	Multi- manager 2045 Lifetime	Multi- manager 2040 Lifetime	Multi- manager 2035 Lifetime	Multi- manager 2030 Lifetime	Multi- manager 2025 Lifetime	Multi- manager 2020 Lifetime	Multi- manager 2015 Lifetime	Multi- manager 2010 Lifetime
2-28-18	0.38%- 1.23%	0.38%- 1.23%	0.38%- 1.23%	0.38%- 1.23%	0.38%- 1.23%	0.38%- 1.23%	0.38%- 1.23%	0.38%- 1.23%	0.38%- 1.23%	0.38%- 1.23%	0.38%- 1.23%

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       28

Portfolios' investments
INVESTMENT COMPANIES
Underlying Funds' Investment Managers
Allianz Global Investors	(Allianz)
Barrow, Hanley, Mewhinney & Strauss, LLC	(Barrow Hanley)
Boston Partners Global Investors, Inc.	(Boston Partners)
Deutsche Investment Management Americas, Inc.	(Deutsche)
Dimensional Fund Advisors LP	(DFA)
Epoch Investment Partners, Inc.	(Epoch)
First Quadrant, L.P.	(First Quadrant)
Franklin Templeton Investments Corp.	(Franklin Templeton)
Invesco Advisers, Inc.	(Invesco)
Jennison Associates LLC	(Jennison)
John Hancock Asset Management	(JHAM)
Pacific Investment Management Company LLC	(PIMCO)
Redwood Investment Management, LLC	(Redwood)
Standard Life Investments (Corporate Funds) Limited	(Standard Life)
Stone Harbor Investment Partners LP	(Stone Harbor)
T. Rowe Price Associates, Inc.	(T. Rowe Price)
Templeton Investment Counsel, LLC	(Templeton)
Wellington Management Company LLP	(Wellington)
Wells Capital Management, Incorporated	(Wells Capital)
Western Asset Management Company	(WAMCO)
MULTIMANAGER 2060 LIFETIME PORTFOLIO

As of 2-28-18 (unaudited)
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 99.8%
Equity - 84.7%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	18,748	$741,286
Capital Appreciation, Class NAV, JHF II (Jennison)	41,344	714,005
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	152,047	1,750,061
Disciplined Value, Class NAV, JHF III (Boston Partners)	39,443	870,909
Disciplined Value International, Class NAV, JHIT (Boston Partners)	8,079	113,425
Emerging Markets, Class NAV, JHF II (DFA)	90,894	1,120,721
Emerging Markets Equity, Class NAV, JHIT (JHAM) (B)(C)	89,801	1,120,721
Equity Income, Class NAV, JHF II (T. Rowe Price)	54,781	1,119,183
Fundamental Global Franchise, Class NAV, JHF II (JHAM) (B)(C)	31,634	396,377
Fundamental Large Cap Core, Class NAV, JHIT (JHAM) (B)(C)	13,521	697,161
Global Equity, Class NAV, JHF II (JHAM) (B)(C)	61,550	712,748
Global Shareholder Yield, Class NAV, JHF III (Epoch)	38,092	431,963
International Growth, Class NAV, JHF III (Wellington)	23,031	655,690
International Growth Stock, Class NAV, JHF II (Invesco)	54,961	773,857
International Small Cap, Class NAV, JHF II (Franklin Templeton)	32,332	734,917
International Small Company, Class NAV, JHF II (DFA)	56,582	736,129
International Value, Class NAV, JHF II (Templeton)	33,382	560,144
International Value Equity, Class NAV, JHF III (JHAM) (B)(C)	82,396	709,431
Mid Cap Stock, Class NAV, JHF II (Wellington)	57,762	1,301,367
Mid Value, Class NAV, JHF II (T. Rowe Price)	92,360	1,491,609
Small Cap Stock, Class NAV, JHF II (Wellington) *	28,121	287,962
Small Cap Value, Class NAV, JHF II (Wellington)	22,982	464,235
Small Company Growth, Class NAV, JHF II (Redwood)	14,291	287,962
Small Company Value, Class NAV, JHF II (T. Rowe Price)	11,358	309,503
Strategic Equity Allocation, Class NAV, JHF II (JHAM) (B)(C)	1,088,311	14,148,043
Strategic Growth, Class NAV, JHF III (JHAM) (B)(C)	38,398	713,810
Value Equity, Class NAV, JHIT (Barrow Hanley)	40,404	497,375
Fixed income - 5.8%
Asia Pacific Total Return Bond, Class NAV, JHF II (JHAM) (B)(C)	6,864	66,309
Bond, Class NAV, JHSB (JHAM) (B)(C)	23,770	369,866
Core Bond, Class NAV, JHF II (Wells Capital)	10,042	127,126
Emerging Markets Debt, Class NAV, JHF II (JHAM) (B)(C)	17,534	167,615
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	29

MULTIMANAGER 2060 LIFETIME PORTFOLIO (continued)

	Shares	Value
Fixed income - (continued)
Floating Rate Income, Class NAV, JHF II (WAMCO)	15,774	$133,606
Global Bond, Class NAV, JHF II (PIMCO)	2,566	33,131
Global Income, Class NAV, JHF II (Stone Harbor)	3,988	37,484
Global Short Duration Credit, Class NAV, JHBT (JHAM) (B)(C)	5,166	46,855
High Yield, Class NAV, JHBT (JHAM) (B)(C)	14,899	51,550
High Yield, Class NAV, JHF II (WAMCO)	3,232	26,180
Real Return Bond, Class NAV, JHF II (PIMCO)	18,177	197,580
Short Duration Credit Opportunities, Class NAV, JHF II (Stone Harbor)	9,846	95,502
Short Term Government Income, Class NAV, JHF II (JHAM) (B)(C)	23,953	222,766
Spectrum Income, Class NAV, JHF II (T. Rowe Price)	13,193	140,773
Strategic Income Opportunities, Class NAV, JHF II (JHAM) (B)(C)	23,554	253,205
Total Return, Class NAV, JHF II (PIMCO)	21,327	282,375
U.S. High Yield Bond, Class NAV, JHF II (Wells Capital)	3,350	37,826
Alternative and specialty - 9.3%
Absolute Return Currency, Class NAV, JHF II (First Quadrant) (D)	52,617	504,074
Diversified Real Assets, Class NAV, JHIT (Deutsche/JHAM/Wellington) (B)(D)(E)	111,325	1,085,419
Financial Industries, Class NAV, JHIT II (JHAM) (B)(C)	32,602	663,785
Global Absolute Return Strategies, Class NAV, JHF II (Standard Life) (D)	47,694	498,401
Global Real Estate, Class NAV, JHF II (Deutsche)	3,053	28,396
Health Sciences, Class NAV, JHF II (T. Rowe Price)	105,384	467,904
Real Estate Equity, Class NAV, JHF II (T. Rowe Price)	3,108	28,502
Science & Technology, Class NAV, JHF II (T. Rowe Price/Allianz)	74,127	403,991

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $39,126,383)		$39,430,815
SHORT-TERM INVESTMENTS - 0.2%
Money market funds - 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.3018% (F)	56,063	56,063

TOTAL SHORT-TERM INVESTMENTS (Cost $56,063)		$56,063
Total investments (Cost $39,182,446) - 100.0%		$39,486,878
Other assets and liabilities, net - 0.0%		16,758
TOTAL NET ASSETS - 100.0%		$39,503,636
MULTIMANAGER 2055 LIFETIME PORTFOLIO

As of 2-28-18 (unaudited)
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 84.7%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	79,756	$3,153,541
Capital Appreciation, Class NAV, JHF II (Jennison)	176,049	3,040,362
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	639,719	7,363,161
Disciplined Value, Class NAV, JHF III (Boston Partners)	166,281	3,671,486
Disciplined Value International, Class NAV, JHIT (Boston Partners)	33,948	476,637
Emerging Markets, Class NAV, JHF II (DFA)	381,933	4,709,237
Emerging Markets Equity, Class NAV, JHIT (JHAM) (B)(C)	376,801	4,702,471
Equity Income, Class NAV, JHF II (T. Rowe Price)	230,173	4,702,440
Fundamental Global Franchise, Class NAV, JHF II (JHAM) (B)(C)	133,162	1,668,516
Fundamental Large Cap Core, Class NAV, JHIT (JHAM) (B)(C)	56,832	2,930,240
Global Equity, Class NAV, JHF II (JHAM) (B)(C)	259,155	3,001,015
Global Shareholder Yield, Class NAV, JHF III (Epoch)	160,172	1,816,355
International Growth, Class NAV, JHF III (Wellington)	103,477	2,945,992
International Growth Stock, Class NAV, JHF II (Invesco)	231,292	3,256,588
International Small Cap, Class NAV, JHF II (Franklin Templeton)	135,958	3,090,320
International Small Company, Class NAV, JHF II (DFA)	238,237	3,099,462
International Value, Class NAV, JHF II (Templeton)	140,303	2,354,280
International Value Equity, Class NAV, JHF III (JHAM) (B)(C)	346,415	2,982,632
Mid Cap Stock, Class NAV, JHF II (Wellington)	243,010	5,475,012
Mid Value, Class NAV, JHF II (T. Rowe Price)	388,879	6,280,396
Small Cap Stock, Class NAV, JHF II (Wellington) *	118,331	1,211,713
Small Cap Value, Class NAV, JHF II (Wellington)	96,220	1,943,641
Small Company Growth, Class NAV, JHF II (Redwood)	59,833	1,205,629
Small Company Value, Class NAV, JHF II (T. Rowe Price)	47,728	1,300,594
Strategic Equity Allocation, Class NAV, JHF II (JHAM) (B)(C)	4,556,695	59,237,041
Strategic Growth, Class NAV, JHF III (JHAM) (B)(C)	161,945	3,010,564
Value Equity, Class NAV, JHIT (Barrow Hanley)	169,642	2,088,289
Fixed income - 5.9%
Asia Pacific Total Return Bond, Class NAV, JHF II (JHAM) (B)(C)	29,109	281,197
Bond, Class NAV, JHSB (JHAM) (B)(C)	101,013	1,571,755
Core Bond, Class NAV, JHF II (Wells Capital)	42,669	540,193
Emerging Markets Debt, Class NAV, JHF II (JHAM) (B)(C)	74,386	711,148
30	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIMANAGER 2055 LIFETIME PORTFOLIO (continued)

	Shares	Value
Fixed income - (continued)
Floating Rate Income, Class NAV, JHF II (WAMCO)	67,162	$568,858
Global Bond, Class NAV, JHF II (PIMCO)	10,874	140,383
Global Income, Class NAV, JHF II (Stone Harbor)	16,915	159,002
Global Short Duration Credit, Class NAV, JHBT (JHAM) (B)(C)	22,002	199,555
High Yield, Class NAV, JHBT (JHAM) (B)(C)	63,373	219,270
High Yield, Class NAV, JHF II (WAMCO)	13,731	111,221
Real Return Bond, Class NAV, JHF II (PIMCO)	77,471	842,109
Short Duration Credit Opportunities, Class NAV, JHF II (Stone Harbor)	41,899	406,424
Short Term Government Income, Class NAV, JHF II (JHAM) (B)(C)	101,912	947,783
Spectrum Income, Class NAV, JHF II (T. Rowe Price)	56,037	597,918
Strategic Income Opportunities, Class NAV, JHF II (JHAM) (B)(C)	100,067	1,075,716
Total Return, Class NAV, JHF II (PIMCO)	90,636	1,200,014
U.S. High Yield Bond, Class NAV, JHF II (Wells Capital)	14,264	161,037
Alternative and specialty - 9.4%
Absolute Return Currency, Class NAV, JHF II (First Quadrant) (D)	222,550	2,132,029
Diversified Real Assets, Class NAV, JHIT (Deutsche/JHAM/Wellington) (B)(D)(E)	471,893	4,600,953
Financial Industries, Class NAV, JHIT II (JHAM) (B)(C)	137,179	2,792,957
Global Absolute Return Strategies, Class NAV, JHF II (Standard Life) (D)	201,607	2,106,789
Global Real Estate, Class NAV, JHF II (Deutsche)	13,131	122,120
Health Sciences, Class NAV, JHF II (T. Rowe Price)	443,305	1,968,276
Real Estate Equity, Class NAV, JHF II (T. Rowe Price)	13,367	122,577
Science & Technology, Class NAV, JHF II (T. Rowe Price/Allianz)	317,279	1,729,173

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $157,409,969)		$166,026,071
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.3018% (F)	1,403	1,403

TOTAL SHORT-TERM INVESTMENTS (Cost $1,403)		$1,403
Total investments (Cost $157,411,372) - 100.0%		$166,027,474
Other assets and liabilities, net - 0.0%		31,561
TOTAL NET ASSETS - 100.0%		$166,059,035
MULTIMANAGER 2050 LIFETIME PORTFOLIO

As of 2-28-18 (unaudited)
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 84.8%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	189,414	$7,489,441
Capital Appreciation, Class NAV, JHF II (Jennison)	419,456	7,244,010
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	1,525,117	17,554,096
Disciplined Value, Class NAV, JHF III (Boston Partners)	395,958	8,742,746
Disciplined Value International, Class NAV, JHIT (Boston Partners)	80,617	1,131,860
Emerging Markets, Class NAV, JHF II (DFA)	906,970	11,182,935
Emerging Markets Equity, Class NAV, JHIT (JHAM) (B)(C)	897,104	11,195,858
Equity Income, Class NAV, JHF II (T. Rowe Price)	548,142	11,198,537
Fundamental Global Franchise, Class NAV, JHF II (JHAM) (B)(C)	316,217	3,962,194
Fundamental Large Cap Core, Class NAV, JHIT (JHAM) (B)(C)	135,404	6,981,445
Global Equity, Class NAV, JHF II (JHAM) (B)(C)	615,411	7,126,454
Global Shareholder Yield, Class NAV, JHF III (Epoch)	380,358	4,313,264
International Growth, Class NAV, JHF III (Wellington)	248,900	7,086,189
International Growth Stock, Class NAV, JHF II (Invesco)	549,356	7,734,933
International Small Cap, Class NAV, JHF II (Franklin Templeton)	322,856	7,338,523
International Small Company, Class NAV, JHF II (DFA)	565,767	7,360,630
International Value, Class NAV, JHF II (Templeton)	333,324	5,593,177
International Value Equity, Class NAV, JHF III (JHAM) (B)(C)	822,625	7,082,799
Mid Cap Stock, Class NAV, JHF II (Wellington)	582,505	13,123,845
Mid Value, Class NAV, JHF II (T. Rowe Price)	923,464	14,913,938
Small Cap Stock, Class NAV, JHF II (Wellington) *	283,531	2,903,353
Small Cap Value, Class NAV, JHF II (Wellington)	228,158	4,608,794
Small Company Growth, Class NAV, JHF II (Redwood)	142,009	2,861,478
Small Company Value, Class NAV, JHF II (T. Rowe Price)	113,339	3,088,497
Strategic Equity Allocation, Class NAV, JHF II (JHAM) (B)(C)	10,863,821	141,229,668
Strategic Growth, Class NAV, JHF III (JHAM) (B)(C)	387,761	7,208,470
Value Equity, Class NAV, JHIT (Barrow Hanley)	404,180	4,975,455
Fixed income - 5.8%
Asia Pacific Total Return Bond, Class NAV, JHF II (JHAM) (B)(C)	68,980	666,346
Bond, Class NAV, JHSB (JHAM) (B)(C)	238,324	3,708,326
Core Bond, Class NAV, JHF II (Wells Capital)	100,779	1,275,863
Emerging Markets Debt, Class NAV, JHF II (JHAM) (B)(C)	176,323	1,685,676
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	31

MULTIMANAGER 2050 LIFETIME PORTFOLIO (continued)

	Shares	Value
Fixed income - (continued)
Floating Rate Income, Class NAV, JHF II (WAMCO)	158,146	$1,339,496
Global Bond, Class NAV, JHF II (PIMCO)	25,823	333,373
Global Income, Class NAV, JHF II (Stone Harbor)	40,021	376,195
Global Short Duration Credit, Class NAV, JHBT (JHAM) (B)(C)	51,846	470,244
High Yield, Class NAV, JHBT (JHAM) (B)(C)	149,789	518,269
High Yield, Class NAV, JHF II (WAMCO)	32,412	262,536
Real Return Bond, Class NAV, JHF II (PIMCO)	182,616	1,985,031
Short Duration Credit Opportunities, Class NAV, JHF II (Stone Harbor)	98,814	958,498
Short Term Government Income, Class NAV, JHF II (JHAM) (B)(C)	240,469	2,236,362
Spectrum Income, Class NAV, JHF II (T. Rowe Price)	132,778	1,416,736
Strategic Income Opportunities, Class NAV, JHF II (JHAM) (B)(C)	237,258	2,550,525
Total Return, Class NAV, JHF II (PIMCO)	214,039	2,833,872
U.S. High Yield Bond, Class NAV, JHF II (Wells Capital)	33,569	378,997
Alternative and specialty - 9.4%
Absolute Return Currency, Class NAV, JHF II (First Quadrant) (D)	524,840	5,027,969
Diversified Real Assets, Class NAV, JHIT (Deutsche/JHAM/Wellington) (B)(D)(E)	1,127,246	10,990,648
Financial Industries, Class NAV, JHIT II (JHAM) (B)(C)	325,887	6,635,067
Global Absolute Return Strategies, Class NAV, JHF II (Standard Life) (D)	481,145	5,027,969
Global Real Estate, Class NAV, JHF II (Deutsche)	31,387	291,896
Health Sciences, Class NAV, JHF II (T. Rowe Price)	1,056,198	4,689,517
Real Estate Equity, Class NAV, JHF II (T. Rowe Price)	31,951	292,990
Science & Technology, Class NAV, JHF II (T. Rowe Price/Allianz)	746,243	4,067,023

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $358,364,025)		$395,252,013
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.3018% (F)	1,171	1,171

TOTAL SHORT-TERM INVESTMENTS (Cost $1,171)		$1,171
Total investments (Cost $358,365,196) - 100.0%		$395,253,184
Other assets and liabilities, net - 0.0%		26,696
TOTAL NET ASSETS - 100.0%		$395,279,880
MULTIMANAGER 2045 LIFETIME PORTFOLIO

As of 2-28-18 (unaudited)
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 84.8%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	385,049	$15,224,853
Capital Appreciation, Class NAV, JHF II (Jennison)	852,734	14,726,718
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	3,117,178	35,878,723
Disciplined Value, Class NAV, JHF III (Boston Partners)	808,173	17,844,452
Disciplined Value International, Class NAV, JHIT (Boston Partners)	164,303	2,306,815
Emerging Markets, Class NAV, JHF II (DFA)	1,854,081	22,860,822
Emerging Markets Equity, Class NAV, JHIT (JHAM) (B)(C)	1,833,374	22,880,514
Equity Income, Class NAV, JHF II (T. Rowe Price)	1,117,720	22,835,027
Fundamental Global Franchise, Class NAV, JHF II (JHAM) (B)(C)	640,949	8,031,091
Fundamental Large Cap Core, Class NAV, JHIT (JHAM) (B)(C)	276,337	14,247,919
Global Equity, Class NAV, JHF II (JHAM) (B)(C)	1,254,184	14,523,446
Global Shareholder Yield, Class NAV, JHF III (Epoch)	775,004	8,788,546
International Growth, Class NAV, JHF III (Wellington)	512,450	14,589,460
International Growth Stock, Class NAV, JHF II (Invesco)	1,117,289	15,731,431
International Small Cap, Class NAV, JHF II (Franklin Templeton)	656,548	14,923,341
International Small Company, Class NAV, JHF II (DFA)	1,157,062	15,053,373
International Value, Class NAV, JHF II (Templeton)	677,914	11,375,404
International Value Equity, Class NAV, JHF III (JHAM) (B)(C)	1,669,754	14,376,586
Mid Cap Stock, Class NAV, JHF II (Wellington)	1,184,502	26,686,835
Mid Value, Class NAV, JHF II (T. Rowe Price)	1,880,558	30,371,019
Small Cap Stock, Class NAV, JHF II (Wellington) *	580,175	5,940,989
Small Cap Value, Class NAV, JHF II (Wellington)	464,762	9,388,198
Small Company Growth, Class NAV, JHF II (Redwood)	288,381	5,810,871
Small Company Value, Class NAV, JHF II (T. Rowe Price)	230,020	6,268,039
Strategic Equity Allocation, Class NAV, JHF II (JHAM) (B)(C)	22,235,390	289,060,071
Strategic Growth, Class NAV, JHF III (JHAM) (B)(C)	792,185	14,726,718
Value Equity, Class NAV, JHIT (Barrow Hanley)	825,055	10,156,431
Fixed income - 5.8%
Asia Pacific Total Return Bond, Class NAV, JHF II (JHAM) (B)(C)	140,269	1,354,994
Bond, Class NAV, JHSB (JHAM) (B)(C)	485,148	7,548,906
Core Bond, Class NAV, JHF II (Wells Capital)	204,288	2,586,290
Emerging Markets Debt, Class NAV, JHF II (JHAM) (B)(C)	358,555	3,427,773
32	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIMANAGER 2045 LIFETIME PORTFOLIO (continued)

	Shares	Value
Fixed income - (continued)
Floating Rate Income, Class NAV, JHF II (WAMCO)	321,489	$2,723,010
Global Bond, Class NAV, JHF II (PIMCO)	52,410	676,619
Global Income, Class NAV, JHF II (Stone Harbor)	81,121	762,540
Global Short Duration Credit, Class NAV, JHBT (JHAM) (B)(C)	105,427	956,227
High Yield, Class NAV, JHBT (JHAM) (B)(C)	304,356	1,053,071
High Yield, Class NAV, JHF II (WAMCO)	65,909	533,860
Real Return Bond, Class NAV, JHF II (PIMCO)	371,568	4,038,941
Short Duration Credit Opportunities, Class NAV, JHF II (Stone Harbor)	201,020	1,949,890
Short Term Government Income, Class NAV, JHF II (JHAM) (B)(C)	488,899	4,546,759
Spectrum Income, Class NAV, JHF II (T. Rowe Price)	269,999	2,880,889
Strategic Income Opportunities, Class NAV, JHF II (JHAM) (B)(C)	483,138	5,193,738
Total Return, Class NAV, JHF II (PIMCO)	434,811	5,756,895
U.S. High Yield Bond, Class NAV, JHF II (Wells Capital)	68,262	770,679
Alternative and specialty - 9.4%
Absolute Return Currency, Class NAV, JHF II (First Quadrant) (D)	1,067,222	10,223,985
Diversified Real Assets, Class NAV, JHIT (Deutsche/JHAM/Wellington) (B)(D)(E)	2,306,653	22,489,868
Financial Industries, Class NAV, JHIT II (JHAM) (B)(C)	668,945	13,619,715
Global Absolute Return Strategies, Class NAV, JHF II (Standard Life) (D)	978,372	10,223,985
Global Real Estate, Class NAV, JHF II (Deutsche)	64,570	600,497
Health Sciences, Class NAV, JHF II (T. Rowe Price)	2,155,441	9,570,157
Real Estate Equity, Class NAV, JHF II (T. Rowe Price)	65,730	602,747
Science & Technology, Class NAV, JHF II (T. Rowe Price/Allianz)	1,517,075	8,268,060

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $646,150,250)		$806,967,787
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.3018% (F)	1,013	1,013

TOTAL SHORT-TERM INVESTMENTS (Cost $1,013)		$1,013
Total investments (Cost $646,151,263) - 100.0%		$806,968,800
Other assets and liabilities, net - (0.0%)		(12,091)
TOTAL NET ASSETS - 100.0%		$806,956,709
MULTIMANAGER 2040 LIFETIME PORTFOLIO

As of 2-28-18 (unaudited)
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 83.0%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	416,421	$16,465,290
Capital Appreciation, Class NAV, JHF II (Jennison)	921,117	15,907,683
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	3,341,816	38,464,300
Disciplined Value, Class NAV, JHF III (Boston Partners)	866,510	19,132,536
Disciplined Value International, Class NAV, JHIT (Boston Partners)	176,177	2,473,518
Emerging Markets, Class NAV, JHF II (DFA)	1,986,028	24,487,730
Emerging Markets Equity, Class NAV, JHIT (JHAM) (B)(C)	1,965,747	24,532,522
Equity Income, Class NAV, JHF II (T. Rowe Price)	1,198,784	24,491,166
Fundamental Global Franchise, Class NAV, JHF II (JHAM) (B)(C)	686,778	8,605,333
Fundamental Large Cap Core, Class NAV, JHIT (JHAM) (B)(C)	296,352	15,279,904
Global Equity, Class NAV, JHF II (JHAM) (B)(C)	1,344,966	15,574,703
Global Shareholder Yield, Class NAV, JHF III (Epoch)	829,587	9,407,513
International Growth, Class NAV, JHF III (Wellington)	548,822	15,624,967
International Growth Stock, Class NAV, JHF II (Invesco)	1,197,992	16,867,725
International Small Cap, Class NAV, JHF II (Franklin Templeton)	703,832	15,998,101
International Small Company, Class NAV, JHF II (DFA)	1,240,836	16,143,275
International Value, Class NAV, JHF II (Templeton)	726,587	12,192,130
International Value Equity, Class NAV, JHF III (JHAM) (B)(C)	1,791,008	15,420,583
Mid Cap Stock, Class NAV, JHF II (Wellington)	1,269,863	28,610,007
Mid Value, Class NAV, JHF II (T. Rowe Price)	2,012,912	32,508,531
Small Cap Stock, Class NAV, JHF II (Wellington) *	621,911	6,368,367
Small Cap Value, Class NAV, JHF II (Wellington)	498,793	10,075,613
Small Company Growth, Class NAV, JHF II (Redwood)	309,106	6,228,478
Small Company Value, Class NAV, JHF II (T. Rowe Price)	247,204	6,736,315
Strategic Equity Allocation, Class NAV, JHF II (JHAM) (B)(C)	23,179,132	301,328,713
Strategic Growth, Class NAV, JHF III (JHAM) (B)(C)	855,712	15,907,683
Value Equity, Class NAV, JHIT (Barrow Hanley)	883,175	10,871,886
Fixed income - 7.8%
Asia Pacific Total Return Bond, Class NAV, JHF II (JHAM) (B)(C)	175,686	1,697,123
Bond, Class NAV, JHSB (JHAM) (B)(C)	755,777	11,759,896
Core Bond, Class NAV, JHF II (Wells Capital)	319,528	4,045,221
Emerging Markets Debt, Class NAV, JHF II (JHAM) (B)(C)	449,064	4,293,087
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	33

MULTIMANAGER 2040 LIFETIME PORTFOLIO (continued)

	Shares	Value
Fixed income - (continued)
Floating Rate Income, Class NAV, JHF II (WAMCO)	402,716	$3,411,005
Global Bond, Class NAV, JHF II (PIMCO)	65,729	848,561
Global Income, Class NAV, JHF II (Stone Harbor)	101,815	957,057
Global Short Duration Credit, Class NAV, JHBT (JHAM) (B)(C)	132,069	1,197,865
High Yield, Class NAV, JHBT (JHAM) (B)(C)	381,640	1,320,474
High Yield, Class NAV, JHF II (WAMCO)	82,545	668,617
Real Return Bond, Class NAV, JHF II (PIMCO)	465,060	5,055,203
Short Duration Credit Opportunities, Class NAV, JHF II (Stone Harbor)	251,711	2,441,599
Short Term Government Income, Class NAV, JHF II (JHAM) (B)(C)	1,137,315	10,577,027
Spectrum Income, Class NAV, JHF II (T. Rowe Price)	338,117	3,607,709
Strategic Income Opportunities, Class NAV, JHF II (JHAM) (B)(C)	604,164	6,494,758
Total Return, Class NAV, JHF II (PIMCO)	678,682	8,985,753
U.S. High Yield Bond, Class NAV, JHF II (Wells Capital)	85,474	964,996
Alternative and specialty - 9.2%
Absolute Return Currency, Class NAV, JHF II (First Quadrant) (D)	1,156,794	11,082,086
Diversified Real Assets, Class NAV, JHIT (Deutsche/JHAM/Wellington) (B)(D)(E)	2,472,837	24,110,160
Financial Industries, Class NAV, JHIT II (JHAM) (B)(C)	715,611	14,569,832
Global Absolute Return Strategies, Class NAV, JHF II (Standard Life) (D)	1,060,487	11,082,086
Global Real Estate, Class NAV, JHF II (Deutsche)	69,220	643,743
Health Sciences, Class NAV, JHF II (T. Rowe Price)	2,266,546	10,063,464
Real Estate Equity, Class NAV, JHF II (T. Rowe Price)	70,463	646,144
Science & Technology, Class NAV, JHF II (T. Rowe Price/Allianz)	1,592,654	8,679,966

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $707,180,282)		$874,908,004
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.3018% (F)	1,013	1,013

TOTAL SHORT-TERM INVESTMENTS (Cost $1,013)		$1,013
Total investments (Cost $707,181,295) - 100.0%		$874,909,017
Other assets and liabilities, net - 0.0%		4,303
TOTAL NET ASSETS - 100.0%		$874,913,320
MULTIMANAGER 2035 LIFETIME PORTFOLIO

As of 2-28-18 (unaudited)
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 77.0%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	500,376	$19,784,881
Capital Appreciation, Class NAV, JHF II (Jennison)	1,109,565	19,162,190
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	4,071,820	46,866,647
Disciplined Value, Class NAV, JHF III (Boston Partners)	1,021,600	22,556,928
Disciplined Value International, Class NAV, JHIT (Boston Partners)	152,593	2,142,404
Emerging Markets, Class NAV, JHF II (DFA)	2,214,390	27,303,431
Emerging Markets Equity, Class NAV, JHIT (JHAM) (B)(C)	2,209,056	27,569,021
Equity Income, Class NAV, JHF II (T. Rowe Price)	1,413,074	28,869,109
Fundamental Global Franchise, Class NAV, JHF II (JHAM) (B)(C)	832,957	10,436,951
Fundamental Large Cap Core, Class NAV, JHIT (JHAM) (B)(C)	347,347	17,909,211
Global Equity, Class NAV, JHF II (JHAM) (B)(C)	1,641,245	19,005,612
Global Shareholder Yield, Class NAV, JHF III (Epoch)	1,013,099	11,488,546
International Growth, Class NAV, JHF III (Wellington)	638,993	18,192,135
International Growth Stock, Class NAV, JHF II (Invesco)	1,364,875	19,217,442
International Small Cap, Class NAV, JHF II (Franklin Templeton)	818,247	18,598,753
International Small Company, Class NAV, JHF II (DFA)	1,435,081	18,670,408
International Value, Class NAV, JHF II (Templeton)	889,914	14,932,756
International Value Equity, Class NAV, JHF III (JHAM) (B)(C)	2,085,963	17,960,141
Mid Cap Stock, Class NAV, JHF II (Wellington)	1,483,781	33,429,588
Mid Value, Class NAV, JHF II (T. Rowe Price)	2,375,563	38,365,347
Small Cap Stock, Class NAV, JHF II (Wellington) *	690,732	7,073,098
Small Cap Value, Class NAV, JHF II (Wellington)	571,022	11,534,649
Small Company Growth, Class NAV, JHF II (Redwood)	343,612	6,923,772
Small Company Value, Class NAV, JHF II (T. Rowe Price)	283,634	7,729,036
Strategic Equity Allocation, Class NAV, JHF II (JHAM) (B)(C)	26,966,899	350,569,682
Strategic Growth, Class NAV, JHF III (JHAM) (B)(C)	1,030,779	19,162,190
Value Equity, Class NAV, JHIT (Barrow Hanley)	1,041,914	12,825,964
Fixed income - 13.9%
Asia Pacific Total Return Bond, Class NAV, JHF II (JHAM) (B)(C)	465,484	4,496,577
Bond, Class NAV, JHSB (JHAM) (B)(C)	1,528,028	23,776,111
Core Bond, Class NAV, JHF II (Wells Capital)	637,398	8,069,454
Emerging Markets Debt, Class NAV, JHF II (JHAM) (B)(C)	1,148,268	10,977,436
34	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIMANAGER 2035 LIFETIME PORTFOLIO (continued)

	Shares	Value
Fixed income - (continued)
Floating Rate Income, Class NAV, JHF II (WAMCO)	1,382,755	$11,711,932
Global Bond, Class NAV, JHF II (PIMCO)	173,750	2,243,110
Global Income, Class NAV, JHF II (Stone Harbor)	277,797	2,611,294
Global Short Duration Credit, Class NAV, JHBT (JHAM) (B)(C)	347,681	3,153,471
High Yield, Class NAV, JHBT (JHAM) (B)(C)	1,040,857	3,601,364
High Yield, Class NAV, JHF II (WAMCO)	225,256	1,824,572
Real Return Bond, Class NAV, JHF II (PIMCO)	1,165,420	12,668,116
Short Duration Credit Opportunities, Class NAV, JHF II (Stone Harbor)	726,970	7,051,605
Short Term Government Income, Class NAV, JHF II (JHAM) (B)(C)	1,415,808	13,167,019
Spectrum Income, Class NAV, JHF II (T. Rowe Price)	892,329	9,521,154
Strategic Income Opportunities, Class NAV, JHF II (JHAM) (B)(C)	1,591,352	17,107,036
Total Return, Class NAV, JHF II (PIMCO)	1,363,475	18,052,404
U.S. High Yield Bond, Class NAV, JHF II (Wells Capital)	233,064	2,631,296
Alternative and specialty - 9.1%
Absolute Return Currency, Class NAV, JHF II (First Quadrant) (D)	1,676,765	16,063,408
Diversified Real Assets, Class NAV, JHIT (Deutsche/JHAM/Wellington) (B)(D)(E)	2,918,657	28,456,905
Financial Industries, Class NAV, JHIT II (JHAM) (B)(C)	858,223	17,473,413
Global Absolute Return Strategies, Class NAV, JHF II (Standard Life) (D)	1,531,239	16,001,444
Global Real Estate, Class NAV, JHF II (Deutsche)	83,791	779,253
Health Sciences, Class NAV, JHF II (T. Rowe Price)	2,501,945	11,108,635
Real Estate Equity, Class NAV, JHF II (T. Rowe Price)	84,640	776,152
Science & Technology, Class NAV, JHF II (T. Rowe Price/Allianz)	1,734,230	9,451,553

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $900,050,710)		$1,101,054,606
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.3018% (F)	1,014	1,014

TOTAL SHORT-TERM INVESTMENTS (Cost $1,014)		$1,014
Total investments (Cost $900,051,724) - 100.0%		$1,101,055,620
Other assets and liabilities, net - (0.0%)		(36,510)
TOTAL NET ASSETS - 100.0%		$1,101,019,110
MULTIMANAGER 2030 LIFETIME PORTFOLIO

As of 2-28-18 (unaudited)
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 67.9%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	544,835	$21,542,769
Capital Appreciation, Class NAV, JHF II (Jennison)	1,202,609	20,769,055
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	4,763,933	54,832,868
Disciplined Value, Class NAV, JHF III (Boston Partners)	1,074,770	23,730,924
Disciplined Value International, Class NAV, JHIT (Boston Partners)	201,442	2,828,253
Emerging Markets, Class NAV, JHF II (DFA)	2,087,673	25,741,005
Emerging Markets Equity, Class NAV, JHIT (JHAM) (B)(C)	2,082,269	25,986,716
Equity Income, Class NAV, JHF II (T. Rowe Price)	1,485,881	30,356,542
Fundamental Global Franchise, Class NAV, JHF II (JHAM) (B)(C)	1,068,865	13,392,885
Fundamental Large Cap Core, Class NAV, JHIT (JHAM) (B)(C)	387,337	19,971,110
Global Equity, Class NAV, JHF II (JHAM) (B)(C)	1,909,562	22,112,733
Global Shareholder Yield, Class NAV, JHF III (Epoch)	1,113,528	12,627,408
International Growth, Class NAV, JHF III (Wellington)	646,306	18,400,326
International Growth Stock, Class NAV, JHF II (Invesco)	1,518,840	21,385,263
International Small Cap, Class NAV, JHF II (Franklin Templeton)	831,267	18,894,693
International Small Company, Class NAV, JHF II (DFA)	1,458,734	18,978,123
International Value, Class NAV, JHF II (Templeton)	830,765	13,940,237
International Value Equity, Class NAV, JHF III (JHAM) (B)(C)	2,230,570	19,205,206
Mid Cap Stock, Class NAV, JHF II (Wellington)	1,556,518	35,068,345
Mid Value, Class NAV, JHF II (T. Rowe Price)	2,394,190	38,666,165
Small Cap Stock, Class NAV, JHF II (Wellington) *	624,426	6,394,124
Small Cap Value, Class NAV, JHF II (Wellington)	502,662	10,153,763
Small Company Growth, Class NAV, JHF II (Redwood)	310,192	6,250,360
Small Company Value, Class NAV, JHF II (T. Rowe Price)	248,410	6,769,175
Strategic Equity Allocation, Class NAV, JHF II (JHAM) (B)(C)	28,053,077	364,689,998
Strategic Growth, Class NAV, JHF III (JHAM) (B)(C)	1,114,445	20,717,539
Value Equity, Class NAV, JHIT (Barrow Hanley)	1,095,614	13,487,009
Fixed income - 23.3%
Asia Pacific Total Return Bond, Class NAV, JHF II (JHAM) (B)(C)	966,371	9,335,149
Bond, Class NAV, JHSB (JHAM) (B)(C)	3,152,565	49,053,918
Core Bond, Class NAV, JHF II (Wells Capital)	1,327,101	16,801,098
Emerging Markets Debt, Class NAV, JHF II (JHAM) (B)(C)	2,433,008	23,259,560
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	35

MULTIMANAGER 2030 LIFETIME PORTFOLIO (continued)

	Shares	Value
Fixed income - (continued)
Floating Rate Income, Class NAV, JHF II (WAMCO)	2,169,188	$18,373,026
Global Bond, Class NAV, JHF II (PIMCO)	360,854	4,658,629
Global Income, Class NAV, JHF II (Stone Harbor)	567,761	5,336,956
Global Short Duration Credit, Class NAV, JHBT (JHAM) (B)(C)	725,962	6,584,474
High Yield, Class NAV, JHBT (JHAM) (B)(C)	2,122,213	7,342,858
High Yield, Class NAV, JHF II (WAMCO)	460,339	3,728,744
Real Return Bond, Class NAV, JHF II (PIMCO)	2,541,246	27,623,344
Short Duration Credit Opportunities, Class NAV, JHF II (Stone Harbor)	1,606,988	15,587,781
Short Term Government Income, Class NAV, JHF II (JHAM) (B)(C)	1,985,770	18,467,661
Spectrum Income, Class NAV, JHF II (T. Rowe Price)	1,856,915	19,813,284
Strategic Income Opportunities, Class NAV, JHF II (JHAM) (B)(C)	3,311,570	35,599,380
Total Return, Class NAV, JHF II (PIMCO)	2,820,481	37,343,164
U.S. High Yield Bond, Class NAV, JHF II (Wells Capital)	476,675	5,381,663
Alternative and specialty - 8.8%
Absolute Return Currency, Class NAV, JHF II (First Quadrant) (D)	2,289,924	21,937,469
Diversified Real Assets, Class NAV, JHIT (Deutsche/JHAM/Wellington) (B)(D)(E)	3,133,487	30,551,502
Financial Industries, Class NAV, JHIT II (JHAM) (B)(C)	916,191	18,653,643
Global Absolute Return Strategies, Class NAV, JHF II (Standard Life) (D)	2,067,622	21,606,649
Global Real Estate, Class NAV, JHF II (Deutsche)	98,187	913,135
Health Sciences, Class NAV, JHF II (T. Rowe Price)	2,455,522	10,902,519
Real Estate Equity, Class NAV, JHF II (T. Rowe Price)	99,520	912,602
Science & Technology, Class NAV, JHF II (T. Rowe Price/Allianz)	1,860,148	10,137,807

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $1,091,322,937)		$1,306,798,609
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.3018% (F)	1,015	1,015

TOTAL SHORT-TERM INVESTMENTS (Cost $1,015)		$1,015
Total investments (Cost $1,091,323,952) - 100.0%		$1,306,799,624
Other assets and liabilities, net - (0.0%)		(67,186)
TOTAL NET ASSETS - 100.0%		$1,306,732,438
MULTIMANAGER 2025 LIFETIME PORTFOLIO

As of 2-28-18 (unaudited)
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 57.4%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	460,318	$18,200,954
Capital Appreciation, Class NAV, JHF II (Jennison)	1,011,174	17,462,981
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	4,891,390	56,299,899
Disciplined Value, Class NAV, JHF III (Boston Partners)	955,241	21,091,729
Disciplined Value International, Class NAV, JHIT (Boston Partners)	188,591	2,647,813
Emerging Markets, Class NAV, JHF II (DFA)	1,596,415	19,683,791
Emerging Markets Equity, Class NAV, JHIT (JHAM) (B)(C)	1,576,995	19,680,902
Equity Income, Class NAV, JHF II (T. Rowe Price)	1,321,805	27,004,482
Fundamental Global Franchise, Class NAV, JHF II (JHAM) (B)(C)	1,113,533	13,952,565
Fundamental Large Cap Core, Class NAV, JHIT (JHAM) (B)(C)	327,592	16,890,650
Global Equity, Class NAV, JHF II (JHAM) (B)(C)	1,956,913	22,661,048
Global Shareholder Yield, Class NAV, JHF III (Epoch)	924,164	10,480,023
International Growth, Class NAV, JHF III (Wellington)	517,809	14,742,021
International Growth Stock, Class NAV, JHF II (Invesco)	1,186,230	16,702,112
International Small Cap, Class NAV, JHF II (Franklin Templeton)	673,815	15,315,809
International Small Company, Class NAV, JHF II (DFA)	1,179,211	15,341,536
International Value, Class NAV, JHF II (Templeton)	672,491	11,284,404
International Value Equity, Class NAV, JHF III (JHAM) (B)(C)	1,807,670	15,564,041
Mid Cap Stock, Class NAV, JHF II (Wellington)	1,308,691	29,484,803
Mid Value, Class NAV, JHF II (T. Rowe Price)	2,059,974	33,268,579
Small Cap Stock, Class NAV, JHF II (Wellington) *	535,371	5,482,200
Small Cap Value, Class NAV, JHF II (Wellington)	449,177	9,073,372
Small Company Growth, Class NAV, JHF II (Redwood)	270,417	5,448,906
Small Company Value, Class NAV, JHF II (T. Rowe Price)	221,962	6,048,463
Strategic Equity Allocation, Class NAV, JHF II (JHAM) (B)(C)	25,266,106	328,459,382
Strategic Growth, Class NAV, JHF III (JHAM) (B)(C)	940,429	17,482,583
Value Equity, Class NAV, JHIT (Barrow Hanley)	972,884	11,976,200
Fixed income - 34.3%
Asia Pacific Total Return Bond, Class NAV, JHF II (JHAM) (B)(C)	1,339,712	12,941,614
Bond, Class NAV, JHSB (JHAM) (B)(C)	4,991,763	77,671,840
Core Bond, Class NAV, JHF II (Wells Capital)	2,075,480	26,275,575
Emerging Markets Debt, Class NAV, JHF II (JHAM) (B)(C)	3,000,626	28,685,956
36	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIMANAGER 2025 LIFETIME PORTFOLIO (continued)

	Shares	Value
Fixed income - (continued)
Floating Rate Income, Class NAV, JHF II (WAMCO)	4,096,594	$34,698,154
Global Bond, Class NAV, JHF II (PIMCO)	485,238	6,264,425
Global Income, Class NAV, JHF II (Stone Harbor)	864,962	8,130,639
Global Short Duration Credit, Class NAV, JHBT (JHAM) (B)(C)	1,109,292	10,061,280
High Yield, Class NAV, JHBT (JHAM) (B)(C)	3,234,037	11,189,770
High Yield, Class NAV, JHF II (WAMCO)	701,440	5,681,665
Real Return Bond, Class NAV, JHF II (PIMCO)	4,042,300	43,939,804
Short Duration Credit Opportunities, Class NAV, JHF II (Stone Harbor)	2,983,480	28,939,759
Short Term Government Income, Class NAV, JHF II (JHAM) (B)(C)	1,303,567	12,123,177
Spectrum Income, Class NAV, JHF II (T. Rowe Price)	3,127,748	33,373,071
Strategic Income Opportunities, Class NAV, JHF II (JHAM) (B)(C)	5,580,221	59,987,377
Total Return, Class NAV, JHF II (PIMCO)	4,446,849	58,876,281
U.S. High Yield Bond, Class NAV, JHF II (Wells Capital)	726,665	8,204,042
Alternative and specialty - 8.3%
Absolute Return Currency, Class NAV, JHF II (First Quadrant) (D)	2,487,683	23,832,002
Diversified Real Assets, Class NAV, JHIT (Deutsche/JHAM/Wellington) (B)(D)(E)	2,863,051	27,914,752
Financial Industries, Class NAV, JHIT II (JHAM) (B)(C)	840,193	17,106,338
Global Absolute Return Strategies, Class NAV, JHF II (Standard Life) (D)	2,255,899	23,574,141
Global Real Estate, Class NAV, JHF II (Deutsche)	100,468	934,354
Health Sciences, Class NAV, JHF II (T. Rowe Price)	2,127,888	9,447,822
Real Estate Equity, Class NAV, JHF II (T. Rowe Price)	102,086	936,129
Science & Technology, Class NAV, JHF II (T. Rowe Price/Allianz)	1,605,959	8,752,479

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $1,171,221,174)		$1,361,273,694
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.3018% (F)	1,015	1,015

TOTAL SHORT-TERM INVESTMENTS (Cost $1,015)		$1,015
Total investments (Cost $1,171,222,189) - 100.0%		$1,361,274,709
Other assets and liabilities, net - (0.0%)		(144,940)
TOTAL NET ASSETS - 100.0%		$1,361,129,769
MULTIMANAGER 2020 LIFETIME PORTFOLIO

As of 2-28-18 (unaudited)
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 47.1%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	266,571	$10,540,227
Capital Appreciation, Class NAV, JHF II (Jennison)	589,533	10,181,238
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	3,587,508	41,292,215
Disciplined Value, Class NAV, JHF III (Boston Partners)	548,547	12,111,916
Disciplined Value International, Class NAV, JHIT (Boston Partners)	35,643	500,432
Emerging Markets, Class NAV, JHF II (DFA)	762,410	9,400,519
Emerging Markets Equity, Class NAV, JHIT (JHAM) (B)(C)	750,523	9,366,532
Equity Income, Class NAV, JHF II (T. Rowe Price)	759,772	15,522,148
Fundamental Global Franchise, Class NAV, JHF II (JHAM) (B)(C)	888,319	11,130,635
Fundamental Large Cap Core, Class NAV, JHIT (JHAM) (B)(C)	180,073	9,284,582
Global Equity, Class NAV, JHF II (JHAM) (B)(C)	1,415,825	16,395,257
Global Shareholder Yield, Class NAV, JHF III (Epoch)	734,035	8,323,961
International Growth, Class NAV, JHF III (Wellington)	277,623	7,903,929
International Growth Stock, Class NAV, JHF II (Invesco)	581,572	8,188,527
International Small Cap, Class NAV, JHF II (Franklin Templeton)	351,526	7,990,186
International Small Company, Class NAV, JHF II (DFA)	618,878	8,051,607
International Value, Class NAV, JHF II (Templeton)	457,262	7,672,851
International Value Equity, Class NAV, JHF III (JHAM) (B)(C)	893,476	7,692,831
Mid Cap Stock, Class NAV, JHF II (Wellington)	730,313	16,453,948
Mid Value, Class NAV, JHF II (T. Rowe Price)	1,137,911	18,377,261
Small Cap Stock, Class NAV, JHF II (Wellington) *	304,675	3,119,873
Small Cap Value, Class NAV, JHF II (Wellington)	245,489	4,958,877
Small Company Growth, Class NAV, JHF II (Redwood)	153,301	3,089,020
Small Company Value, Class NAV, JHF II (T. Rowe Price)	121,383	3,307,698
Strategic Equity Allocation, Class NAV, JHF II (JHAM) (B)(C)	14,726,529	191,444,877
Strategic Growth, Class NAV, JHF III (JHAM) (B)(C)	547,468	10,177,439
Value Equity, Class NAV, JHIT (Barrow Hanley)	559,196	6,883,699
Fixed income - 44.8%
Asia Pacific Total Return Bond, Class NAV, JHF II (JHAM) (B)(C)	1,241,301	11,990,970
Bond, Class NAV, JHSB (JHAM) (B)(C)	4,596,740	71,525,276
Core Bond, Class NAV, JHF II (Wells Capital)	2,619,665	33,164,962
Emerging Markets Debt, Class NAV, JHF II (JHAM) (B)(C)	2,495,959	23,861,363
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	37

MULTIMANAGER 2020 LIFETIME PORTFOLIO (continued)

	Shares	Value
Fixed income - (continued)
Floating Rate Income, Class NAV, JHF II (WAMCO)	3,691,753	$31,269,150
Global Bond, Class NAV, JHF II (PIMCO)	527,958	6,815,932
Global Income, Class NAV, JHF II (Stone Harbor)	770,543	7,243,103
Global Short Duration Credit, Class NAV, JHBT (JHAM) (B)(C)	997,115	9,043,831
High Yield, Class NAV, JHBT (JHAM) (B)(C)	2,885,802	9,984,876
High Yield, Class NAV, JHF II (WAMCO)	624,943	5,062,036
Real Return Bond, Class NAV, JHF II (PIMCO)	3,733,175	40,579,610
Short Duration Credit Opportunities, Class NAV, JHF II (Stone Harbor)	2,854,260	27,686,318
Short Term Government Income, Class NAV, JHF II (JHAM) (B)(C)	950,742	8,841,899
Spectrum Income, Class NAV, JHF II (T. Rowe Price)	2,881,600	30,746,674
Strategic Income Opportunities, Class NAV, JHF II (JHAM) (B)(C)	5,146,842	55,328,553
Total Return, Class NAV, JHF II (PIMCO)	4,303,867	56,983,195
U.S. High Yield Bond, Class NAV, JHF II (Wells Capital)	646,499	7,298,978
Alternative and specialty - 8.1%
Absolute Return Currency, Class NAV, JHF II (First Quadrant) (D)	2,149,764	20,594,743
Diversified Real Assets, Class NAV, JHIT (Deutsche/JHAM/Wellington) (B)(D)(E)	1,822,751	17,771,819
Financial Industries, Class NAV, JHIT II (JHAM) (B)(C)	464,072	9,448,508
Global Absolute Return Strategies, Class NAV, JHF II (Standard Life) (D)	1,970,789	20,594,743
Global Real Estate, Class NAV, JHF II (Deutsche)	72,396	673,286
Health Sciences, Class NAV, JHF II (T. Rowe Price)	956,049	4,244,856
Real Estate Equity, Class NAV, JHF II (T. Rowe Price)	73,816	676,891
Science & Technology, Class NAV, JHF II (T. Rowe Price/Allianz)	907,527	4,946,024

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $858,094,471)		$975,739,881
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.3018% (F)	1,014	1,014

TOTAL SHORT-TERM INVESTMENTS (Cost $1,014)		$1,014
Total investments (Cost $858,095,485) - 100.0%		$975,740,895
Other assets and liabilities, net - (0.0%)		(20,496)
TOTAL NET ASSETS - 100.0%		$975,720,399
MULTIMANAGER 2015 LIFETIME PORTFOLIO

As of 2-28-18 (unaudited)
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 39.0%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	74,296	$2,937,648
Capital Appreciation, Class NAV, JHF II (Jennison)	164,178	2,835,358
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	1,447,490	16,660,609
Disciplined Value, Class NAV, JHF III (Boston Partners)	162,919	3,597,252
Disciplined Value International, Class NAV, JHIT (Boston Partners)	9,290	130,437
Emerging Markets, Class NAV, JHF II (DFA)	236,833	2,920,146
Emerging Markets Equity, Class NAV, JHIT (JHAM) (B)(C)	233,224	2,910,638
Equity Income, Class NAV, JHF II (T. Rowe Price)	225,791	4,612,907
Fundamental Global Franchise, Class NAV, JHF II (JHAM) (B)(C)	363,351	4,552,786
Fundamental Large Cap Core, Class NAV, JHIT (JHAM) (B)(C)	53,404	2,753,492
Global Equity, Class NAV, JHF II (JHAM) (B)(C)	572,420	6,628,626
Global Shareholder Yield, Class NAV, JHF III (Epoch)	368,050	4,173,685
International Growth, Class NAV, JHF III (Wellington)	94,912	2,702,152
International Growth Stock, Class NAV, JHF II (Invesco)	181,891	2,561,030
International Small Cap, Class NAV, JHF II (Franklin Templeton)	109,267	2,483,633
International Small Company, Class NAV, JHF II (DFA)	191,871	2,496,245
International Value, Class NAV, JHF II (Templeton)	152,766	2,563,405
International Value Equity, Class NAV, JHF III (JHAM) (B)(C)	298,356	2,568,848
Mid Cap Stock, Class NAV, JHF II (Wellington)	230,404	5,190,993
Mid Value, Class NAV, JHF II (T. Rowe Price)	367,507	5,935,235
Small Cap Stock, Class NAV, JHF II (Wellington) *	87,212	893,047
Small Cap Value, Class NAV, JHF II (Wellington)	75,560	1,526,319
Small Company Growth, Class NAV, JHF II (Redwood)	44,024	887,081
Small Company Value, Class NAV, JHF II (T. Rowe Price)	37,356	1,017,943
Strategic Equity Allocation, Class NAV, JHF II (JHAM) (B)(C)	5,066,281	65,861,658
Strategic Growth, Class NAV, JHF III (JHAM) (B)(C)	152,464	2,834,301
Value Equity, Class NAV, JHIT (Barrow Hanley)	166,151	2,045,317
Fixed income - 53.9%
Asia Pacific Total Return Bond, Class NAV, JHF II (JHAM) (B)(C)	685,273	6,619,737
Bond, Class NAV, JHSB (JHAM) (B)(C)	2,134,094	33,206,497
Core Bond, Class NAV, JHF II (Wells Capital)	2,073,457	26,249,966
Emerging Markets Debt, Class NAV, JHF II (JHAM) (B)(C)	1,165,205	11,139,365
38	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIMANAGER 2015 LIFETIME PORTFOLIO (continued)

	Shares	Value
Fixed income - (continued)
Floating Rate Income, Class NAV, JHF II (WAMCO)	1,835,855	$15,549,694
Global Bond, Class NAV, JHF II (PIMCO)	369,262	4,767,170
Global Income, Class NAV, JHF II (Stone Harbor)	348,895	3,279,615
Global Short Duration Credit, Class NAV, JHBT (JHAM) (B)(C)	466,684	4,232,825
High Yield, Class NAV, JHBT (JHAM) (B)(C)	1,304,481	4,513,505
High Yield, Class NAV, JHF II (WAMCO)	283,226	2,294,128
Real Return Bond, Class NAV, JHF II (PIMCO)	1,778,147	19,328,458
Short Duration Credit Opportunities, Class NAV, JHF II (Stone Harbor)	1,277,239	12,389,220
Short Term Government Income, Class NAV, JHF II (JHAM) (B)(C)	162,863	1,514,625
Spectrum Income, Class NAV, JHF II (T. Rowe Price)	1,276,979	13,625,369
Strategic Income Opportunities, Class NAV, JHF II (JHAM) (B)(C)	2,277,273	24,480,685
Total Return, Class NAV, JHF II (PIMCO)	2,250,789	29,800,444
U.S. High Yield Bond, Class NAV, JHF II (Wells Capital)	293,267	3,310,979
Alternative and specialty - 7.1%
Absolute Return Currency, Class NAV, JHF II (First Quadrant) (D)	938,844	8,994,126
Diversified Real Assets, Class NAV, JHIT (Deutsche/JHAM/Wellington) (B)(D)(E)	664,921	6,482,980
Financial Industries, Class NAV, JHIT II (JHAM) (B)(C)	74,362	1,514,010
Global Absolute Return Strategies, Class NAV, JHF II (Standard Life) (D)	858,141	8,967,574
Global Real Estate, Class NAV, JHF II (Deutsche)	29,366	273,102
Health Sciences, Class NAV, JHF II (T. Rowe Price)	217,713	966,646
Real Estate Equity, Class NAV, JHF II (T. Rowe Price)	29,942	274,565
Science & Technology, Class NAV, JHF II (T. Rowe Price/Allianz)	214,883	1,171,111

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $358,509,098)		$401,227,187
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.3018% (F)	1,326	1,326

TOTAL SHORT-TERM INVESTMENTS (Cost $1,326)		$1,326
Total investments (Cost $358,510,424) - 100.0%		$401,228,513
Other assets and liabilities, net - (0.0%)		(6,397)
TOTAL NET ASSETS - 100.0%		$401,222,116
MULTIMANAGER 2010 LIFETIME PORTFOLIO

As of 2-28-18 (unaudited)
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 33.7%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	36,077	$1,426,492
Capital Appreciation, Class NAV, JHF II (Jennison)	78,565	1,356,822
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	796,303	9,165,448
Disciplined Value, Class NAV, JHF III (Boston Partners)	73,645	1,626,079
Disciplined Value International, Class NAV, JHIT (Boston Partners)	3,978	55,851
Emerging Markets, Class NAV, JHF II (DFA)	97,141	1,197,746
Emerging Markets Equity, Class NAV, JHIT (JHAM) (B)(C)	95,598	1,193,057
Equity Income, Class NAV, JHF II (T. Rowe Price)	102,128	2,086,471
Fundamental Global Franchise, Class NAV, JHF II (JHAM) (B)(C)	211,362	2,648,369
Fundamental Large Cap Core, Class NAV, JHIT (JHAM) (B)(C)	26,417	1,362,085
Global Equity, Class NAV, JHF II (JHAM) (B)(C)	326,367	3,779,331
Global Shareholder Yield, Class NAV, JHF III (Epoch)	248,908	2,822,620
International Growth, Class NAV, JHF III (Wellington)	40,501	1,153,055
International Growth Stock, Class NAV, JHF II (Invesco)	94,377	1,328,822
International Small Cap, Class NAV, JHF II (Franklin Templeton)	48,108	1,093,505
International Small Company, Class NAV, JHF II (DFA)	84,383	1,097,823
International Value, Class NAV, JHF II (Templeton)	75,447	1,266,005
International Value Equity, Class NAV, JHF III (JHAM) (B)(C)	136,032	1,171,237
Mid Cap Stock, Class NAV, JHF II (Wellington)	104,915	2,363,724
Mid Value, Class NAV, JHF II (T. Rowe Price)	166,647	2,691,347
Small Cap Stock, Class NAV, JHF II (Wellington) *	70,896	725,971
Small Cap Value, Class NAV, JHF II (Wellington)	51,858	1,047,536
Strategic Equity Allocation, Class NAV, JHF II (JHAM) (B)(C)	2,447,434	31,816,647
Strategic Growth, Class NAV, JHF III (JHAM) (B)(C)	72,959	1,356,316
Value Equity, Class NAV, JHIT (Barrow Hanley)	74,762	920,326
Fixed income - 59.6%
Asia Pacific Total Return Bond, Class NAV, JHF II (JHAM) (B)(C)	442,711	4,276,592
Bond, Class NAV, JHSB (JHAM) (B)(C)	1,315,906	20,475,502
Core Bond, Class NAV, JHF II (Wells Capital)	1,501,485	19,008,799
Emerging Markets Debt, Class NAV, JHF II (JHAM) (B)(C)	730,441	6,983,019
Floating Rate Income, Class NAV, JHF II (WAMCO)	1,077,408	9,125,645
Global Bond, Class NAV, JHF II (PIMCO)	259,047	3,344,292
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	39

MULTIMANAGER 2010 LIFETIME PORTFOLIO (continued)

	Shares	Value
Fixed income - (continued)
Global Income, Class NAV, JHF II (Stone Harbor)	227,624	$2,139,664
Global Short Duration Credit, Class NAV, JHBT (JHAM) (B)(C)	266,911	2,420,880
High Yield, Class NAV, JHBT (JHAM) (B)(C)	852,547	2,949,814
High Yield, Class NAV, JHF II (WAMCO)	184,619	1,495,417
Real Return Bond, Class NAV, JHF II (PIMCO)	1,110,185	12,067,711
Short Duration Credit Opportunities, Class NAV, JHF II (Stone Harbor)	721,050	6,994,186
Short Term Government Income, Class NAV, JHF II (JHAM) (B)(C)	156,999	1,460,094
Spectrum Income, Class NAV, JHF II (T. Rowe Price)	734,034	7,832,139
Strategic Income Opportunities, Class NAV, JHF II (JHAM) (B)(C)	1,311,441	14,097,987
Total Return, Class NAV, JHF II (PIMCO)	1,435,710	19,008,799
U.S. High Yield Bond, Class NAV, JHF II (Wells Capital)	190,972	2,156,072
Alternative and specialty - 6.7%
Absolute Return Currency, Class NAV, JHF II (First Quadrant) (D)	595,055	5,700,627
Diversified Real Assets, Class NAV, JHIT (Deutsche/JHAM/Wellington) (B)(D)(E)	356,127	3,472,235
Global Absolute Return Strategies, Class NAV, JHF II (Standard Life) (D)	545,515	5,700,627
Global Real Estate, Class NAV, JHF II (Deutsche)	16,710	155,402
Real Estate Equity, Class NAV, JHF II (T. Rowe Price)	17,233	158,027

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $206,820,800)		$227,776,215
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.3018% (F)	1,445	1,445

TOTAL SHORT-TERM INVESTMENTS (Cost $1,445)		$1,445
Total investments (Cost $206,822,245) - 100.0%		$227,777,660
Other assets and liabilities, net - 0.0%		10,040
TOTAL NET ASSETS - 100.0%		$227,787,700
Percentages are based upon net assets.
Security Abbreviations and Legend
JHBT	John Hancock Bond Trust
JHF II	John Hancock Funds II
JHF III	John Hancock Funds III
JHIT	John Hancock Investment Trust
JHIT II	John Hancock Investment Trust II
JHSB	John Hancock Sovereign Bond Fund
(A)	The underlying funds' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(D)	Non-income producing.
MULTIMANAGER 2010 LIFETIME PORTFOLIO (continued)

(E)	Manulife Asset Management (North America) Limited is doing business as John Hancock Asset Management.
(F)	The rate shown is the annualized seven-day yield as of 2-28-18.
*	Formerly known as Small Cap Growth Fund.
40	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENTS OF ASSETS AND LIABILITIES 2-28-18 (unaudited)

	Multimanager 2060 Lifetime Portfolio	Multimanager 2055 Lifetime Portfolio	Multimanager 2050 Lifetime Portfolio	Multimanager 2045 Lifetime Portfolio
Assets
Investments in unaffiliated funds, at value	$56,063	$1,403	$1,171	$1,013
Investments in affiliated funds, at value	39,430,815	166,026,071	395,252,013	806,967,787
Total investments, at value	39,486,878	166,027,474	395,253,184	806,968,800
Receivable for investments sold	—	—	299,643	777,116
Receivable for fund shares sold	248,820	44,941	160,226	303,949
Dividends and interest receivable	4,132	18,093	43,742	91,011
Receivable due from advisor	637	872	1,257	—
Other assets	54,797	80,356	89,826	83,546
Total assets	39,795,264	166,171,736	395,847,878	808,224,422
Liabilities
Payable for investments purchased	253,055	63,415	42,332	85,976
Payable for fund shares repurchased	—	—	459,268	1,079,868
Payable to affiliates
Accounting and legal services fees	1,933	9,085	22,009	45,399
Transfer agent fees	115	913	4,576	9,690
Trustees' fees	1	183	569	1,285
Investment management fees	—	—	—	6
Distribution and service fees	9	168	915	1,560
Other liabilities and accrued expenses	36,515	38,937	38,329	43,929
Total liabilities	291,628	112,701	567,998	1,267,713
Net assets	$39,503,636	$166,059,035	$395,279,880	$806,956,709
Net assets consist of
Paid-in capital	$36,790,956	$147,252,912	$335,228,308	$596,330,049
Undistributed net investment income (loss)	3,488	7,079	(2,198)	(13,021)
Accumulated undistributed net realized gain (loss) on investments	2,404,760	10,182,942	23,165,782	49,822,144
Net unrealized appreciation (depreciation) on investments	304,432	8,616,102	36,887,988	160,817,537
Net assets	$39,503,636	$166,059,035	$395,279,880	$806,956,709
Investments in unaffiliated funds, at cost	$56,063	$1,403	$1,171	$1,013
Investments in affiliated funds, at cost	$39,126,383	$157,409,969	$358,364,025	$646,150,250
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A1
Net assets	$1,198,618	$10,631,262	$53,200,742	$111,404,855
Shares outstanding	95,823	900,044	4,129,962	9,273,716
Net asset value and redemption price per share	$12.51	$11.81	$12.88	$12.01
Class I
Net assets	$48,903	$50,667	$65,314	$63,838
Shares outstanding	3,904	4,283	5,066	5,286
Net asset value, offering price and redemption price per share	$12.53	$11.83	$12.89	$12.08
Class R1
Net assets	$49,033	$48,386	$1,263,546	$1,959,211
Shares outstanding	3,919	4,096	98,186	163,451
Net asset value, offering price and redemption price per share	$12.51	$11.81	$12.87	$11.99
Class R2
Net assets	$61,426	$441,694	$853,380	$2,216,615
Shares outstanding	4,909	37,373	66,231	183,906
Net asset value, offering price and redemption price per share	$12.51	$11.82	$12.88	$12.05
Class R3
Net assets	$49,033	$168,374	$1,048,013	$1,214,535
Shares outstanding	3,919	14,261	81,418	101,270
Net asset value, offering price and redemption price per share	$12.51	$11.81	$12.87	$11.99
Class R4
Net assets	$53,044	$49,023	$623,969	$226,578
Shares outstanding	4,238	4,146	48,425	18,825
Net asset value, offering price and redemption price per share	$12.52	$11.82	$12.89	$12.04
Class R5
Net assets	$176,573	$238,436	$209,537	$2,236,129
Shares outstanding	14,101	20,149	16,237	184,929
Net asset value, offering price and redemption price per share	$12.52	$11.83	$12.90	$12.09
Class R6
Net assets	$1,060,760	$1,915,140	$5,888,234	$10,289,269
Shares outstanding	84,672	161,873	456,377	852,593
Net asset value, offering price and redemption price per share	$12.53	$11.83	$12.90	$12.07
Class 1
Net assets	$36,806,246	$152,516,053	$332,127,145	$677,345,679
Shares outstanding	2,939,396	12,894,240	25,769,125	56,080,071
Net asset value, offering price and redemption price per share	$12.52	$11.83	$12.89	$12.08
Maximum Public Offering Price Per Share:
Class A (net asset value per share ÷ 95%)[2]	$13.17	$12.43	$13.56	$12.64

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       41

STATEMENTS OF ASSETS AND LIABILITIES 2-28-18 (unaudited)

Continued

	Multimanager 2040 Lifetime Portfolio	Multimanager 2035 Lifetime Portfolio	Multimanager 2030 Lifetime Portfolio	Multimanager 2025 Lifetime Portfolio
Assets
Investments in unaffiliated funds, at value	$1,013	$1,014	$1,015	$1,015
Investments in affiliated funds, at value	874,908,004	1,101,054,606	1,306,798,609	1,361,273,694
Total investments, at value	874,909,017	1,101,055,620	1,306,799,624	1,361,274,709
Receivable for investments sold	1,157,089	957,654	—	—
Receivable for fund shares sold	687,559	427,165	345,395	1,403,484
Dividends and interest receivable	118,747	284,958	559,180	887,718
Receivable due from advisor	—	—	—	—
Other assets	82,640	88,327	89,059	88,554
Total assets	876,955,052	1,102,813,724	1,307,793,258	1,363,654,465
Liabilities
Payable for investments purchased	114,258	284,702	735,744	1,921,177
Payable for fund shares repurchased	1,821,553	1,386,950	186,814	462,560
Payable to affiliates
Accounting and legal services fees	49,231	61,790	73,232	76,575
Transfer agent fees	10,873	12,838	15,928	15,154
Trustees' fees	1,377	1,759	2,130	2,280
Investment management fees	6	9	9	13
Distribution and service fees	1,385	2,782	2,405	2,336
Other liabilities and accrued expenses	43,049	43,784	44,558	44,601
Total liabilities	2,041,732	1,794,614	1,060,820	2,524,696
Net assets	$874,913,320	$1,101,019,110	$1,306,732,438	$1,361,129,769
Net assets consist of
Paid-in capital	$652,630,621	$837,061,565	$1,022,500,071	$1,103,018,839
Undistributed net investment income (loss)	53,727	323,647	862,577	1,545,109
Accumulated undistributed net realized gain (loss) on investments	54,501,250	62,630,002	67,894,118	66,513,301
Net unrealized appreciation (depreciation) on investments	167,727,722	201,003,896	215,475,672	190,052,520
Net assets	$874,913,320	$1,101,019,110	$1,306,732,438	$1,361,129,769
Investments in unaffiliated funds, at cost	$1,013	$1,014	$1,015	$1,015
Investments in affiliated funds, at cost	$707,180,282	$900,050,710	$1,091,322,937	$1,171,221,174
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A1
Net assets	$126,605,448	$149,279,041	$185,000,347	$175,624,178
Shares outstanding	10,395,451	12,411,767	15,985,634	15,665,897
Net asset value and redemption price per share	$12.18	$12.03	$11.57	$11.21
Class I
Net assets	$60,969	$352,070	$296,077	$225,775
Shares outstanding	4,981	29,108	25,651	20,218
Net asset value, offering price and redemption price per share	$12.24	$12.10	$11.54	$11.17
Class R1
Net assets	$2,362,123	$6,144,796	$4,338,936	$4,036,646
Shares outstanding	194,400	511,998	376,729	361,895
Net asset value, offering price and redemption price per share	$12.15	$12.00	$11.52	$11.15
Class R2
Net assets	$547,180	$1,941,136	$2,221,824	$2,361,289
Shares outstanding	44,810	160,729	193,120	211,827
Net asset value, offering price and redemption price per share	$12.21	$12.08	$11.50	$11.15
Class R3
Net assets	$2,103,910	$1,979,547	$2,037,139	$2,740,803
Shares outstanding	173,371	164,737	176,746	245,631
Net asset value, offering price and redemption price per share	$12.14	$12.02	$11.53	$11.16
Class R4
Net assets	$295,049	$565,866	$666,925	$721,905
Shares outstanding	24,219	46,846	57,880	64,571
Net asset value, offering price and redemption price per share	$12.18	$12.08	$11.52	$11.18
Class R5
Net assets	$865,751	$991,676	$1,576,419	$1,444,946
Shares outstanding	70,711	82,019	136,699	129,455
Net asset value, offering price and redemption price per share	$12.24	$12.09	$11.53	$11.16
Class R6
Net assets	$10,130,136	$13,948,589	$15,769,774	$18,701,176
Shares outstanding	828,998	1,154,467	1,367,872	1,676,763
Net asset value, offering price and redemption price per share	$12.22	$12.08	$11.53	$11.15
Class 1
Net assets	$731,942,754	$925,816,389	$1,094,824,997	$1,155,273,051
Shares outstanding	59,844,442	76,561,622	94,897,524	103,487,368
Net asset value, offering price and redemption price per share	$12.23	$12.09	$11.54	$11.16
Maximum Public Offering Price Per Share:
Class A (net asset value per share ÷ 95%)[2]	$12.82	$12.66	$12.18	$11.80

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       42

STATEMENTS OF ASSETS AND LIABILITIES 2-28-18 (unaudited)

Continued

	Multimanager 2020 Lifetime Portfolio	Multimanager 2015 Lifetime Portfolio	Multimanager 2010 Lifetime Portfolio
Assets
Investments in unaffiliated funds, at value	$1,014	$1,326	$1,445
Investments in affiliated funds, at value	975,739,881	401,227,187	227,776,215
Total investments, at value	975,740,895	401,228,513	227,777,660
Receivable for investments sold	1,278,430	—	1,134,402
Receivable for fund shares sold	952,465	321,175	30,595
Dividends and interest receivable	811,279	370,245	224,032
Receivable due from advisor	—	1,215	930
Other assets	86,522	79,574	75,720
Total assets	978,869,591	402,000,722	229,243,339
Liabilities
Payable for investments purchased	835,116	411,297	231,615
Payable for fund shares repurchased	2,195,727	292,819	1,165,839
Payable to affiliates
Accounting and legal services fees	55,461	22,806	13,123
Transfer agent fees	14,334	8,398	4,144
Trustees' fees	1,735	759	417
Investment management fees	11	—	—
Distribution and service fees	2,185	846	204
Other liabilities and accrued expenses	44,623	41,681	40,297
Total liabilities	3,149,192	778,606	1,455,639
Net assets	$975,720,399	$401,222,116	$227,787,700
Net assets consist of
Paid-in capital	$818,692,633	$345,662,542	$201,712,850
Undistributed net investment income (loss)	1,427,600	624,671	394,039
Accumulated undistributed net realized gain (loss) on investments	37,954,756	12,216,814	4,725,396
Net unrealized appreciation (depreciation) on investments	117,645,410	42,718,089	20,955,415
Net assets	$975,720,399	$401,222,116	$227,787,700
Investments in unaffiliated funds, at cost	$1,014	$1,326	$1,445
Investments in affiliated funds, at cost	$858,094,471	$358,509,098	$206,820,800
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A1
Net assets	$166,871,322	$97,797,444	$48,163,531
Shares outstanding	15,951,214	10,184,425	5,273,535
Net asset value and redemption price per share	$10.46	$9.60	$9.13
Class I
Net assets	$728,458	$433,080	$147,059
Shares outstanding	69,638	45,129	16,117
Net asset value, offering price and redemption price per share	$10.46	$9.60	$9.12
Class R1
Net assets	$3,760,270	$1,454,434	$519,873
Shares outstanding	360,566	151,866	57,108
Net asset value, offering price and redemption price per share	$10.43	$9.58	$9.10
Class R2
Net assets	$1,435,941	$63,094	$262,707
Shares outstanding	137,787	6,594	28,789
Net asset value, offering price and redemption price per share	$10.42	$9.57	$9.13
Class R3
Net assets	$1,505,341	$2,520,057	$151,087
Shares outstanding	144,283	263,149	16,591
Net asset value, offering price and redemption price per share	$10.43	$9.58	$9.11
Class R4
Net assets	$360,488	$98,579	$251,602
Shares outstanding	34,605	10,300	27,577
Net asset value, offering price and redemption price per share	$10.42	$9.57	$9.12
Class R5
Net assets	$5,336,758	$1,157,696	$153,617
Shares outstanding	510,953	120,705	16,837
Net asset value, offering price and redemption price per share	$10.44	$9.59	$9.12
Class R6
Net assets	$14,831,043	$6,923,234	$3,992,708
Shares outstanding	1,422,080	721,720	437,265
Net asset value, offering price and redemption price per share	$10.43	$9.59	$9.13
Class 1
Net assets	$780,890,778	$290,774,498	$174,145,516
Shares outstanding	74,777,592	30,320,006	19,076,477
Net asset value, offering price and redemption price per share	$10.44	$9.59	$9.13
Maximum Public Offering Price Per Share:
Class A (net asset value per share ÷ 95%)[2]	$11.01	$10.11	$9.61

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       43

STATEMENTS OF OPERATIONS For the six months ended 2-28-18 (unaudited)

	Multimanager 2060 Lifetime Portfolio	Multimanager 2055 Lifetime Portfolio	Multimanager 2050 Lifetime Portfolio	Multimanager 2045 Lifetime Portfolio
Investment income
Income distributions received from affiliated funds	$424,264	$2,139,300	$5,229,321	$10,857,982
Other income received from advisor	29,451	146,852	354,668	758,576
Interest	325	69	28	61
Total investment income	454,040	2,286,221	5,584,017	11,616,619
Expenses
Investment management fees	14,880	74,328	182,276	379,117
Distribution and service fees	9,363	51,128	164,412	345,047
Transfer agent fees	608	4,924	26,297	57,814
Accounting and legal services fees	2,641	13,126	32,162	66,724
State registration fees	56,105	55,347	51,483	52,308
Professional fees	22,207	23,809	23,591	29,542
Printing and postage	8,612	8,261	10,051	12,641
Custodian fees	10,235	14,685	14,685	14,685
Trustees' fees	495	1,533	3,237	6,215
Other	5,803	6,617	7,359	8,775
Total expenses before reductions	130,949	253,758	515,553	972,868
Less expense reductions	(121,058)	(197,811)	(325,493)	(570,949)
Net expenses	9,891	55,947	190,060	401,919
Net investment income (loss)	444,149	2,230,274	5,393,957	11,214,700
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in affiliated funds	406,207	755,336	1,726,574	7,804,471
Capital gain distributions received from affiliated funds	2,616,283	13,149,201	32,112,018	66,692,099
	3,022,490	13,904,537	33,838,592	74,496,570
Change in net unrealized appreciation (depreciation) of
Investments in affiliated funds	(1,364,959)	(4,719,532)	(10,799,985)	(26,019,140)
	(1,364,959)	(4,719,532)	(10,799,985)	(26,019,140)
Net realized and unrealized gain (loss)	1,657,531	9,185,005	23,038,607	48,477,430
Increase (decrease) in net assets from operations	$2,101,680	$11,415,279	$28,432,564	$59,692,130

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       44

STATEMENTS OF OPERATIONS For the six months ended 2-28-18 (unaudited)Continued

	Multimanager 2040 Lifetime Portfolio	Multimanager 2035 Lifetime Portfolio	Multimanager 2030 Lifetime Portfolio	Multimanager 2025 Lifetime Portfolio
Investment income
Income distributions received from affiliated funds	$11,725,019	$15,062,771	$18,516,929	$20,252,335
Other income received from advisor	830,483	1,038,179	1,277,518	1,298,409
Interest	52	65	75	74
Total investment income	12,555,554	16,101,015	19,794,522	21,550,818
Expenses
Investment management fees	417,242	534,067	668,190	737,516
Distribution and service fees	378,525	469,126	563,937	573,098
Transfer agent fees	63,825	74,522	93,673	90,765
Accounting and legal services fees	72,314	90,730	108,051	113,149
State registration fees	50,074	53,656	52,190	52,043
Professional fees	30,155	32,298	34,382	35,043
Printing and postage	12,208	12,922	13,808	13,988
Custodian fees	14,685	14,685	14,685	14,685
Trustees' fees	6,695	8,410	10,085	10,408
Other	9,011	9,729	10,396	10,533
Total expenses before reductions	1,054,734	1,300,145	1,569,397	1,651,228
Less expense reductions	(613,255)	(757,707)	(913,312)	(989,013)
Net expenses	441,479	542,438	656,085	662,215
Net investment income (loss)	12,114,075	15,558,577	19,138,437	20,888,603
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in affiliated funds	8,770,460	12,654,722	18,452,090	23,684,716
Capital gain distributions received from affiliated funds	70,434,307	81,831,181	86,792,720	78,748,938
	79,204,767	94,485,903	105,244,810	102,433,654
Change in net unrealized appreciation (depreciation) of
Investments in affiliated funds	(27,876,144)	(36,048,262)	(46,604,167)	(53,943,291)
	(27,876,144)	(36,048,262)	(46,604,167)	(53,943,291)
Net realized and unrealized gain (loss)	51,328,623	58,437,641	58,640,643	48,490,363
Increase (decrease) in net assets from operations	$63,442,698	$73,996,218	$77,779,080	$69,378,966

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       45

STATEMENTS OF OPERATIONS For the six months ended 2-28-18 (unaudited)Continued

	Multimanager 2020 Lifetime Portfolio	Multimanager 2015 Lifetime Portfolio	Multimanager 2010 Lifetime Portfolio
Investment income
Income distributions received from affiliated funds	$15,216,816	$6,470,741	$3,785,615
Other income received from advisor	981,553	435,860	273,858
Interest	53	37	33
Total investment income	16,198,422	6,906,638	4,059,506
Expenses
Investment management fees	550,678	227,361	132,344
Distribution and service fees	459,316	233,253	121,784
Transfer agent fees	84,355	51,131	26,081
Accounting and legal services fees	82,105	34,072	19,637
State registration fees	52,750	50,482	49,135
Professional fees	31,595	26,014	24,288
Printing and postage	13,124	10,940	9,696
Custodian fees	14,685	14,685	14,685
Trustees' fees	7,556	3,158	1,953
Other	9,480	7,377	6,917
Total expenses before reductions	1,305,644	658,473	406,520
Less expense reductions	(763,615)	(374,694)	(259,018)
Net expenses	542,029	283,779	147,502
Net investment income (loss)	15,656,393	6,622,859	3,912,004
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in affiliated funds	14,684,175	7,238,273	4,056,439
Capital gain distributions received from affiliated funds	47,603,543	15,823,214	7,310,404
	62,287,718	23,061,487	11,366,843
Change in net unrealized appreciation (depreciation) of
Investments in affiliated funds	(37,986,006)	(16,932,349)	(9,305,560)
	(37,986,006)	(16,932,349)	(9,305,560)
Net realized and unrealized gain (loss)	24,301,712	6,129,138	2,061,283
Increase (decrease) in net assets from operations	$39,958,105	$12,751,997	$5,973,287

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       46

STATEMENTS OF CHANGES IN NET ASSETS

	Multimanager 2060 Lifetime Portfolio		Multimanager 2055 Lifetime Portfolio		Multimanager 2050 Lifetime Portfolio
	Six months ended 2-28-18	Year ended 8-31-17	Six months ended 2-28-18	Year ended 8-31-17	Six months ended 2-28-18	Year ended 8-31-17
	(unaudited)		(unaudited)		(unaudited)
Increase (decrease) in net assets
From operations
Net investment income (loss)	$444,149	$128,136	$2,230,274	$1,941,907	$5,393,957	$5,612,142
Net realized gain (loss)	3,022,490	347,140	13,904,537	3,846,850	33,838,592	11,956,260
Change in net unrealized appreciation (depreciation)	(1,364,959)	1,592,052	(4,719,532)	12,762,160	(10,799,985)	34,423,840
Increase (decrease) in net assets resulting from operations	2,101,680	2,067,328	11,415,279	18,550,917	28,432,564	51,992,242
Distributions to shareholders
From net investment income
Class A	(11,477)	(1,587)	(122,182)	(40,482)	(636,307)	(388,991)
Class I	(724)	(1,454)	(804)	(1,603)	(1,050)	(1,621)
Class R1	(540)	(1,131)	(590)	(1,263)	(11,537)	(7,909)
Class R2	(795)	(1,332)	(1,765)	(1,824)	(10,797)	(6,238)
Class R3	(540)	(1,131)	(1,829)	(1,511)	(11,886)	(7,829)
Class R4	(785)	(1,423)	(762)	(1,630)	(8,669)	(7,756)
Class R5	(1,707)	(1,662)	(3,299)	(2,083)	(2,180)	(3,043)
Class R6	(7,216)	(1,548)	(15,741)	(7,390)	(80,943)	(46,206)
Class 1	(456,897)	(78,619)	(2,345,291)	(1,788,314)	(5,293,424)	(5,094,484)
From net realized gain
Class A	(29,238)	(98)	(394,330)	(94,820)	(2,327,945)	(1,272,848)
Class I	(1,489)	(74)	(2,122)	(3,032)	(3,162)	(4,328)
Class R1	(1,495)	(74)	(2,059)	(3,187)	(55,879)	(32,794)
Class R2	(1,818)	(74)	(5,339)	(3,958)	(41,901)	(21,486)
Class R3	(1,495)	(74)	(6,586)	(3,882)	(52,578)	(28,648)
Class R4	(1,656)	(74)	(2,083)	(3,187)	(28,293)	(22,236)
Class R5	(3,311)	(80)	(8,324)	(3,720)	(6,270)	(7,673)
Class R6	(13,854)	(74)	(39,187)	(13,037)	(228,912)	(115,175)
Class 1	(904,171)	(3,854)	(6,009,367)	(3,250,172)	(15,413,114)	(13,068,589)
Total distributions	(1,439,208)	(94,363)	(8,961,660)	(5,225,095)	(24,214,847)	(20,137,854)
From portfolio share transactions	13,336,163	20,876,569	19,391,080	25,934,268	22,352,271	1,166,434
Total increase (decrease)	13,998,635	22,849,534	21,844,699	39,260,090	26,569,988	33,020,822
Net assets
Beginning of period	25,505,001	2,655,467	144,214,336	104,954,246	368,709,892	335,689,070
End of period	$39,503,636	$25,505,001	$166,059,035	$144,214,336	$395,279,880	$368,709,892
Undistributed net investment income (loss)	$3,488	$40,020	$7,079	$269,068	($2,198)	$660,638

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       47

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Multimanager 2045 Lifetime Portfolio		Multimanager 2040 Lifetime Portfolio		Multimanager 2035 Lifetime Portfolio
	Six months ended 2-28-18	Year ended 8-31-17	Six months ended 2-28-18	Year ended 8-31-17	Six months ended 2-28-18	Year ended 8-31-17
	(unaudited)		(unaudited)		(unaudited)
Increase (decrease) in net assets
From operations
Net investment income (loss)	$11,214,700	$12,579,523	$12,114,075	$13,441,426	$15,558,577	$18,468,970
Net realized gain (loss)	74,496,570	45,937,066	79,204,767	46,906,444	94,485,903	63,467,520
Change in net unrealized appreciation (depreciation)	(26,019,140)	55,585,522	(27,876,144)	61,946,820	(36,048,262)	66,479,839
Increase (decrease) in net assets resulting from operations	59,692,130	114,102,111	63,442,698	122,294,690	73,996,218	148,416,329
Distributions to shareholders
From net investment income
Class A	(1,415,155)	(1,087,042)	(1,562,194)	(1,160,224)	(2,000,440)	(1,425,510)
Class I1	(1,022)	(1,761)	(2,454)	(1,630)	(5,728)	(1,681)
Class R1	(18,927)	(22,272)	(22,715)	(27,277)	(68,491)	(48,759)
Class R2	(20,926)	(11,439)	(15,565)	(10,917)	(21,988)	(9,988)
Class R3	(14,087)	(17,174)	(22,551)	(25,002)	(25,156)	(26,038)
Class R4	(5,847)	(8,668)	(5,359)	(19,226)	(8,583)	(12,345)
Class R5	(36,241)	(33,070)	(15,761)	(20,886)	(15,981)	(22,176)
Class R6	(133,313)	(44,863)	(135,512)	(48,976)	(204,069)	(73,373)
Class 1	(10,991,798)	(11,401,055)	(11,855,439)	(12,097,487)	(16,171,969)	(16,206,248)
From net realized gain
Class A	(7,669,418)	(4,132,164)	(7,914,810)	(4,383,173)	(9,863,474)	(4,975,302)
Class I	(4,584)	(5,477)	(10,262)	(5,034)	(23,658)	(4,836)
Class R1	(135,555)	(110,886)	(152,448)	(134,862)	(434,907)	(219,977)
Class R2	(121,448)	(46,037)	(84,330)	(43,624)	(115,387)	(36,789)
Class R3	(92,142)	(78,113)	(138,319)	(112,906)	(147,319)	(107,791)
Class R4	(29,105)	(29,263)	(24,582)	(64,490)	(38,387)	(38,428)
Class R5	(156,729)	(98,909)	(63,603)	(62,091)	(63,923)	(61,417)
Class R6	(560,821)	(130,502)	(531,865)	(141,468)	(794,942)	(197,731)
Class 1	(47,554,649)	(34,114,127)	(47,861,911)	(35,966,645)	(64,666,561)	(44,890,762)
Total distributions	(68,961,767)	(51,372,822)	(70,419,680)	(54,325,918)	(94,670,963)	(68,359,151)
From portfolio share transactions	36,013,388	(75,655,501)	39,375,352	(68,462,198)	61,284,497	(85,613,171)
Total increase (decrease)	26,743,751	(12,926,212)	32,398,370	(493,426)	40,609,752	(5,555,993)
Net assets
Beginning of period	780,212,958	793,139,170	842,514,950	843,008,376	1,060,409,358	1,065,965,351
End of period	$806,956,709	$780,212,958	$874,913,320	$842,514,950	$1,101,019,110	$1,060,409,358
Undistributed net investment income (loss)	($13,021)	$1,409,595	$53,727	$1,577,202	$323,647	$3,287,475

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       48

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Multimanager 2030 Lifetime Portfolio		Multimanager 2025 Lifetime Portfolio		Multimanager 2020 Lifetime Portfolio
	Six months ended 2-28-18	Year ended 8-31-17	Six months ended 2-28-18	Year ended 8-31-17	Six months ended 2-28-18	Year ended 8-31-17
	(unaudited)		(unaudited)		(unaudited)
Increase (decrease) in net assets
From operations
Net investment income (loss)	$19,138,437	$24,316,496	$20,888,603	$29,242,360	$15,656,393	$24,883,752
Net realized gain (loss)	105,244,810	75,563,779	102,433,654	76,910,669	62,287,718	52,125,005
Change in net unrealized appreciation (depreciation)	(46,604,167)	66,407,265	(53,943,291)	51,723,599	(37,986,006)	26,183,642
Increase (decrease) in net assets resulting from operations	77,779,080	166,287,540	69,378,966	157,876,628	39,958,105	103,192,399
Distributions to shareholders
From net investment income
Class A	(2,771,354)	(2,068,772)	(3,045,329)	(2,343,118)	(3,195,117)	(2,571,116)
Class I	(5,337)	(5,591)	(3,569)	(2,792)	(11,967)	(2,928)
Class R1	(53,397)	(49,891)	(64,448)	(63,753)	(69,750)	(58,626)
Class R2	(36,748)	(33,185)	(44,167)	(24,694)	(30,350)	(30,794)
Class R3	(29,294)	(35,666)	(46,555)	(76,308)	(33,558)	(59,836)
Class R4	(12,061)	(20,351)	(13,580)	(13,154)	(11,382)	(18,221)
Class R5	(28,452)	(37,647)	(27,132)	(47,907)	(117,515)	(107,901)
Class R6	(239,680)	(89,687)	(349,773)	(78,055)	(327,426)	(118,703)
Class 1	(20,911,016)	(21,534,702)	(24,748,967)	(26,528,955)	(19,207,089)	(22,545,957)
From net realized gain
Class A	(12,085,001)	(6,098,736)	(10,969,744)	(5,805,038)	(9,283,103)	(5,712,608)
Class I	(19,922)	(13,881)	(11,120)	(5,943)	(30,566)	(5,695)
Class R1	(291,910)	(183,435)	(280,381)	(190,851)	(240,581)	(153,069)
Class R2	(169,500)	(102,579)	(167,185)	(63,734)	(92,141)	(70,877)
Class R3	(149,103)	(121,900)	(192,050)	(214,700)	(109,855)	(148,246)
Class R4	(48,461)	(54,212)	(45,834)	(29,811)	(30,870)	(37,500)
Class R5	(102,476)	(90,314)	(82,314)	(99,049)	(292,878)	(204,694)
Class R6	(842,525)	(209,911)	(1,038,252)	(157,842)	(799,970)	(220,812)
Class 1	(75,319,170)	(51,669,853)	(75,094,699)	(54,858,045)	(47,873,648)	(42,775,854)
Total distributions	(113,115,407)	(82,420,313)	(116,225,099)	(90,603,749)	(81,757,766)	(74,843,437)
From portfolio share transactions	62,661,090	(95,424,139)	53,337,667	(117,658,830)	28,396,324	(123,665,435)
Total increase (decrease)	27,324,763	(11,556,912)	6,491,534	(50,385,951)	(13,403,337)	(95,316,473)
Net assets
Beginning of period	1,279,407,675	1,290,964,587	1,354,638,235	1,405,024,186	989,123,736	1,084,440,209
End of period	$1,306,732,438	$1,279,407,675	$1,361,129,769	$1,354,638,235	$975,720,399	$989,123,736
Undistributed net investment income (loss)	$862,577	$5,811,479	$1,545,109	$9,000,026	$1,427,600	$8,775,361

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       49

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Multimanager 2015 Lifetime Portfolio		Multimanager 2010 Lifetime Portfolio
	Six months ended 2-28-18	Year ended 8-31-17	Six months ended 2-28-18	Year ended 8-31-17
	(unaudited)		(unaudited)
Increase (decrease) in net assets
From operations
Net investment income (loss)	$6,622,859	$11,837,544	$3,912,004	$7,093,756
Net realized gain (loss)	23,061,487	20,406,852	11,366,843	8,657,418
Change in net unrealized appreciation (depreciation)	(16,932,349)	6,753,956	(9,305,560)	3,952,953
Increase (decrease) in net assets resulting from operations	12,751,997	38,998,352	5,973,287	19,704,127
Distributions to shareholders
From net investment income
Class A	(2,226,738)	(1,894,646)	(1,187,983)	(1,099,240)
Class I	(11,316)	(2,617)	(4,249)	(2,807)
Class R1	(33,159)	(46,803)	(11,213)	(14,909)
Class R2	(2,245)	(3,713)	(9,454)	(1,218)
Class R3	(50,721)	(126,940)	(3,249)	(12,422)
Class R4	(2,511)	(2,919)	(6,548)	(26,695)
Class R5	(36,741)	(35,333)	(8,830)	(9,149)
Class R6	(138,906)	(30,262)	(100,952)	(4,652)
Class 1	(7,914,326)	(10,412,643)	(4,988,324)	(6,295,926)
From net realized gain
Class A	(5,441,240)	(3,608,176)	(1,996,761)	(1,709,172)
Class I	(24,630)	(4,426)	(6,389)	(3,907)
Class R1	(94,232)	(102,739)	(21,351)	(26,192)
Class R2	(5,689)	(7,292)	(16,496)	(1,954)
Class R3	(137,663)	(266,197)	(6,033)	(21,135)
Class R4	(5,758)	(5,185)	(10,359)	(38,920)
Class R5	(78,258)	(58,398)	(12,990)	(12,446)
Class R6	(290,617)	(49,141)	(146,044)	(6,221)
Class 1	(16,855,864)	(17,212,061)	(7,345,910)	(8,566,047)
Total distributions	(33,350,614)	(33,869,491)	(15,883,135)	(17,853,012)
From portfolio share transactions	(3,378,023)	(74,816,163)	(7,709,345)	(34,896,044)
Total increase (decrease)	(23,976,640)	(69,687,302)	(17,619,193)	(33,044,929)
Net assets
Beginning of period	425,198,756	494,886,058	245,406,893	278,451,822
End of period	$401,222,116	$425,198,756	$227,787,700	$245,406,893
Undistributed net investment income (loss)	$624,671	$4,418,475	$394,039	$2,802,837

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       50

Financial highlights

Multimanager 2060 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS A
02-28-2018[6]	12.12	0.16	[7]	0.76	0.92	(0.15)	(0.38)	—	(0.53)	12.51	7.64	[8]	1.19	[9]	0.41	[9]	2.53	[7,9]	1,199	17
08-31-2017	10.61	0.08	[7]	1.56	1.64	(0.12)	(0.01)	—	(0.13)	12.12	15.59		2.63		0.42		0.71	[7]	640	24
08-31-2016[10]	10.00	(0.01	) [7]	0.62	0.61	—	—	—	—	10.61	6.10	[8]	23.24	[9]	0.43	[9]	(0.12	) [7,9]	118	10
CLASS I
02-28-2018[6]	12.15	0.10	[7]	0.85	0.95	(0.19)	(0.38)	—	(0.57)	12.53	7.84	[8]	0.89	[9]	0.11	[9]	1.66	[7,9]	49	17
08-31-2017	10.62	0.18	[7]	1.50	1.68	(0.14)	(0.01)	—	(0.15)	12.15	16.04		2.32		0.11		1.57	[7]	121	24
08-31-2016[10]	10.00	0.01	[7]	0.61	0.62	—	—	—	—	10.62	6.20	[8]	22.93	[9]	0.11	[9]	0.20	[7,9]	106	10
CLASS R1
02-28-2018[6]	12.12	0.08	[7]	0.83	0.91	(0.14)	(0.38)	—	(0.52)	12.51	7.53	[8]	1.29	[9]	0.51	[9]	1.25	[7,9]	49	17
08-31-2017	10.60	0.13	[7]	1.51	1.64	(0.11)	(0.01)	—	(0.12)	12.12	15.63		2.73		0.51		1.17	[7]	121	24
08-31-2016[10]	10.00	(0.01	) [7]	0.61	0.60	—	—	—	—	10.60	6.00	[8]	23.33	[9]	0.52	[9]	(0.21	) [7,9]	106	10
CLASS R2
02-28-2018[6]	12.14	0.10	[7]	0.82	0.92	(0.17)	(0.38)	—	(0.55)	12.51	7.60	[8]	1.06	[9]	0.29	[9]	1.60	[7,9]	61	17
08-31-2017	10.61	0.16	[7]	1.51	1.67	(0.13)	(0.01)	—	(0.14)	12.14	15.92		2.49		0.27		1.38	[7]	129	24
08-31-2016[10]	10.00	—	[7,11]	0.61	0.61	—	—	—	—	10.61	6.10	[8]	23.08	[9]	0.27	[9]	0.04	[7,9]	106	10
CLASS R3
02-28-2018[6]	12.12	0.08	[7]	0.83	0.91	(0.14)	(0.38)	—	(0.52)	12.51	7.53	[8]	1.29	[9]	0.51	[9]	1.25	[7,9]	49	17
08-31-2017	10.60	0.13	[7]	1.51	1.64	(0.11)	(0.01)	—	(0.12)	12.12	15.63		2.73		0.51		1.17	[7]	121	24
08-31-2016[10]	10.00	(0.01	) [7]	0.61	0.60	—	—	—	—	10.60	6.00	[8]	23.33	[9]	0.52	[9]	(0.21	) [7,9]	106	10
CLASS R4
02-28-2018[6]	12.14	0.10	[7]	0.84	0.94	(0.18)	(0.38)	—	(0.56)	12.52	7.80	[8]	1.04	[9]	0.16	[9]	1.68	[7,9]	53	17
08-31-2017	10.62	0.17	[7]	1.50	1.67	(0.14)	(0.01)	—	(0.15)	12.14	15.90		2.48		0.17		1.51	[7]	125	24
08-31-2016[10]	10.00	0.01	[7]	0.61	0.62	—	—	—	—	10.62	6.20	[8]	23.08	[9]	0.17	[9]	0.14	[7,9]	106	10
CLASS R5
02-28-2018[6]	12.16	0.14	[7]	0.80	0.94	(0.20)	(0.38)	—	(0.58)	12.52	7.75	[8]	0.81	[9]	0.03	[9]	2.19	[7,9]	177	17
08-31-2017	10.62	0.18	[7]	1.52	1.70	(0.15)	(0.01)	—	(0.16)	12.16	16.22		2.24		0.02		1.59	[7]	168	24
08-31-2016[10]	10.00	0.01	[7]	0.61	0.62	—	—	—	—	10.62	6.20	[8]	22.83	[9]	0.02	[9]	0.29	[7,9]	106	10
Class R6
02-28-2018[6]	12.16	0.16	[7]	0.79	0.95	(0.20)	(0.38)	—	(0.58)	12.53	7.86	[8]	0.79	[9]	—	[9]	2.61	[7,9]	1,061	17
08-31-2017	10.62	0.18	[7]	1.52	1.70	(0.15)	(0.01)	—	(0.16)	12.16	16.24		2.23		—		1.58	[7]	142	24
08-31-2016[10]	10.00	0.01	[7]	0.61	0.62	—	—	—	—	10.62	6.20	[8]	22.83	[9]	—	[9]	0.31	[7,9]	106	10
CLASS 1
02-28-2018[6]	12.15	0.18	[7]	0.77	0.95	(0.20)	(0.38)	—	(0.58)	12.52	7.81	[8]	0.83	[9]	0.05	[9]	2.90	[7,9]	36,806	17
08-31-2017	10.62	0.11	[7]	1.58	1.69	(0.15)	(0.01)	—	(0.16)	12.15	16.10		2.26		0.05		0.98	[7]	23,938	24
08-31-2016[10]	10.00	—	[7,11]	0.62	0.62	—	—	—	—	10.62	6.20	[8]	22.86	[9]	0.05	[9]	0.20	[7,9]	1,794	10

1	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. Accordingly, a significant portion of income is recorded in December.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies during the applicable periods.
5	Ratios do not include expenses indirectly incurred from the underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.38%-1.23%, 0.41% - 1.22% and 0.53% - 1.20% for the periods ended 2-28-18, 8-31-17 and 8-31-16, respectively.
6	Six months ended 2-28-18. Unaudited.
7	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.02, $0.02 and $0.002 per share and 0.19%, 0.18% and 0.07%, for the periods ended 2-28-18, 8-31-17 and 8-31-16, respectively.
8	Not annualized.
9	Annualized.
10	Period from 3-30-16 (commencement of operations) to 8-31-16.
11	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       51

Financial highlights continued

Multimanager 2055 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS A
02-28-2018[6]	11.59	0.16	[7]	0.72	0.88	(0.16)	(0.50)	—	(0.66)	11.81	7.62	[8]	0.66	[9]	0.41	[9]	2.65	[7,9]	10,631	9
08-31-2017	10.46	0.10	[7]	1.48	1.58	(0.13)	(0.32)	—	(0.45)	11.59	15.73		0.71		0.42		0.96	[7]	7,046	33
08-31-2016	10.00	0.07	[7]	0.64	0.71	(0.10)	(0.15)	—	(0.25)	10.46	7.23		0.83		0.43		0.89	[7]	2,217	7
08-31-2015	10.64	0.07	[7]	(0.51)	(0.44)	(0.10)	(0.10)	—	(0.20)	10.00		(4.23)	3.73		0.44		0.66	[7]	554	18
08-31-2014[10]	10.00		(0.02)	0.66	0.64	—	—	—	—	10.64	6.40	[8]	23.48	[9]	0.60	[9]	(0.43	) [9]	132	24
CLASS I
02-28-2018[6]	11.62	0.11	[7]	0.79	0.90	(0.19)	(0.50)	—	(0.69)	11.83	7.82	[8]	0.36	[9]	0.11	[9]	1.79	[7,9]	51	9
08-31-2017	10.49	0.18	[7]	1.44	1.62	(0.17)	(0.32)	—	(0.49)	11.62	16.05		0.40		0.11		1.62	[7]	111	33
08-31-2016	10.03	0.16	[7]	0.59	0.75	(0.14)	(0.15)	—	(0.29)	10.49	7.56		0.51		0.11		1.56	[7]	100	7
08-31-2015[11]	10.51	0.01	[7]	(0.49)	(0.48)	—	—	—	—	10.03	(4.57	) [8]	0.85	[9]	0.11	[9]	0.23	[7,9]	95	18	[12]
CLASS R1
02-28-2018[6]	11.59	0.08	[7]	0.78	0.86	(0.14)	(0.50)	—	(0.64)	11.81	7.52	[8]	0.77	[9]	0.51	[9]	1.30	[7,9]	48	9
08-31-2017	10.45	0.13	[7]	1.45	1.58	(0.12)	(0.32)	—	(0.44)	11.59	15.73		0.81		0.51		1.22	[7]	116	33
08-31-2016	10.00	0.12	[7]	0.58	0.70	(0.10)	(0.15)	—	(0.25)	10.45	7.05		0.92		0.52		1.15	[7]	105	7
08-31-2015	10.63	0.10	[7]	(0.55)	(0.45)	(0.08)	(0.10)	—	(0.18)	10.00		(4.32)	7.59		0.59		0.94	[7]	100	18
08-31-2014[10]	10.00		(0.03)	0.66	0.63	—	—	—	—	10.63	6.30	[8]	21.55	[9]	0.85	[9]	(0.66	) [9]	106	24
CLASS R2
02-28-2018[6]	11.61	0.07	[7]	0.81	0.88	(0.17)	(0.50)	—	(0.67)	11.82	7.61	[8]	0.65	[9]	0.39	[9]	1.22	[7,9]	442	9
08-31-2017	10.47	0.15	[7]	1.45	1.60	(0.14)	(0.32)	—	(0.46)	11.61	15.94		0.62		0.33		1.35	[7]	166	33
08-31-2016	10.02	0.17	[7]	0.55	0.72	(0.12)	(0.15)	—	(0.27)	10.47	7.31		0.72		0.32		1.55	[7]	118	7
08-31-2015	10.64	0.12	[7]	(0.54)	(0.42)	(0.10)	(0.10)	—	(0.20)	10.02		(4.04)	7.08		0.34		1.15	[7]	107	18
08-31-2014[10]	10.00		(0.02)	0.66	0.64	—	—	—	—	10.64	6.40	[8]	21.02	[9]	0.60	[9]	(0.41	) [9]	106	24
CLASS R3
02-28-2018[6]	11.58	0.11	[7]	0.76	0.87	(0.14)	(0.50)	—	(0.64)	11.81	7.58	[8]	0.85	[9]	0.60	[9]	1.86	[7,9]	168	9
08-31-2017	10.45	0.12	[7]	1.45	1.57	(0.12)	(0.32)	—	(0.44)	11.58	15.61		0.84		0.55		1.06	[7]	187	33
08-31-2016	10.00	0.10	[7]	0.60	0.70	(0.10)	(0.15)	—	(0.25)	10.45	7.05		0.95		0.55		1.03	[7]	120	7
08-31-2015	10.64	0.09	[7]	(0.54)	(0.45)	(0.09)	(0.10)	—	(0.19)	10.00		(4.34)	7.15		0.56		0.89	[7]	124	18
08-31-2014[10]	10.00		(0.03)	0.67	0.64	—	—	—	—	10.64	6.40	[8]	21.60	[9]	0.75	[9]	(0.56	) [9]	106	24
CLASS R4
02-28-2018[6]	11.62	0.10	[7]	0.78	0.88	(0.18)	(0.50)	—	(0.68)	11.82	7.68	[8]	0.52	[9]	0.16	[9]	1.67	[7,9]	49	9
08-31-2017	10.48	0.17	[7]	1.45	1.62	(0.16)	(0.32)	—	(0.48)	11.62	16.10		0.56		0.17		1.57	[7]	117	33
08-31-2016	10.03	0.15	[7]	0.58	0.73	(0.13)	(0.15)	—	(0.28)	10.48	7.42		0.67		0.17		1.51	[7]	105	7
08-31-2015	10.65	0.14	[7]	(0.54)	(0.40)	(0.12)	(0.10)	—	(0.22)	10.03		(3.86)	7.30		0.19		1.34	[7]	100	18
08-31-2014[10]	10.00		(0.01)	0.66	0.65	—	—	—	—	10.65	6.50	[8]	21.13	[9]	0.35	[9]	(0.17	) [9]	106	24
CLASS R5
02-28-2018[6]	11.64	0.15	[7]	0.74	0.89	(0.20)	(0.50)	—	(0.70)	11.83	7.71	[8]	0.30	[9]	0.05	[9]	2.49	[7,9]	238	9
08-31-2017	10.50	0.17	[7]	1.47	1.64	(0.18)	(0.32)	—	(0.50)	11.64	16.24		0.32		0.03		1.57	[7]	157	33
08-31-2016	10.04	0.16	[7]	0.59	0.75	(0.14)	(0.15)	—	(0.29)	10.50	7.62		0.42		0.02		1.63	[7]	118	7
08-31-2015	10.66	0.16	[7]	(0.55)	(0.39)	(0.13)	(0.10)	—	(0.23)	10.04		(3.71)	7.09		0.03		1.51	[7]	101	18
08-31-2014[10]	10.00	—	[13]	0.66	0.66	—	—	—	—	10.66	6.60	[8]	21.19	[9]	0.15	[9]	0.03	[9]	106	24
Class R6
02-28-2018[6]	11.63	0.16	[7]	0.74	0.90	(0.20)	(0.50)	—	(0.70)	11.83	7.83	[8]	0.27	[9]	—	[9]	2.77	[7,9]	1,915	9
08-31-2017	10.49	0.17	[7]	1.47	1.64	(0.18)	(0.32)	—	(0.50)	11.63	16.28		0.31		—		1.58	[7]	463	33
08-31-2016	10.04	0.12	[7]	0.63	0.75	(0.15)	(0.15)	—	(0.30)	10.49	7.58		0.42		—		1.45	[7]	362	7
08-31-2015	10.67	0.13	[7]	(0.52)	(0.39)	(0.14)	(0.10)	—	(0.24)	10.04		(3.76)	6.34		—		1.28	[7]	177	18
08-31-2014[10]	10.00	—	[13]	0.67	0.67	—	—	—	—	10.67	6.70	[8]	23.05	[9]	0.10	[9]	0.09	[9]	106	24

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       52

Multimanager 2055 Lifetime Portfolio (continued)
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS 1
02-28-2018[6]	11.63	0.17	[7]	0.73	0.90	(0.20)	(0.50)	—	(0.70)	11.83	7.78	[8]	0.30	[9]	0.05	[9]	2.88	[7,9]	152,516	9
08-31-2017	10.49	0.18	[7]	1.45	1.63	(0.17)	(0.32)	—	(0.49)	11.63	16.22		0.34		0.05		1.61	[7]	135,851	33
08-31-2016	10.03	0.12	[7]	0.63	0.75	(0.14)	(0.15)	—	(0.29)	10.49	7.63		0.45		0.05		1.39	[7]	101,710	7
08-31-2015	10.66	0.11	[7]	(0.51)	(0.40)	(0.13)	(0.10)	—	(0.23)	10.03		(3.80)	0.95		0.05		1.02	[7]	44,994	18
08-31-2014[10]	10.00	—	[13]	0.66	0.66	—	—	—	—	10.66	6.60	[8]	5.88	[9]	0.15	[9]	0.04	[9]	6,679	24

1	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. Accordingly, a significant portion of income is recorded in December.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies during the applicable periods.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.38%-1.23%, 0.41%-1.22%, 0.53%-1.20%, 0.53%-1.23% and 0.52% - 1.26% for the periods ended 2-28-18, 8-31-17, 8-31-16, 8-31-15 and 8-31-14, espectively.
6	Six months ended 2-28-18. Unaudited.
7	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.02, $0.02, $0.01 and $0.01 per share and 0.19%, 0.19%, 0.12% and 0.09%, for the periods ended 2-28-18, 8-31-17, 8-31-16 and 8-31-15, respectively.
8	Not annualized.
9	Annualized.
10	Period from 3-26-14 (commencement of operations) to 8-31-14.
11	The inception date for Class I shares is 3-27-15.
12	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
13	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       53

Financial highlights continued

Multimanager 2050 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS A
02-28-2018[6]	12.73	0.17	[7]	0.78	0.95	(0.17)	(0.63)	—	(0.80)	12.88	7.58	[8]	0.58	[9]	0.41	[9]	2.54	[7,9]	53,201	10
08-31-2017	11.65	0.14	[7]	1.62	1.76	(0.16)	(0.52)	—	(0.68)	12.73	15.87		0.59		0.42		1.18	[7]	42,799	38
08-31-2016	11.42	0.11	[7]	0.68	0.79	(0.13)	(0.43)	—	(0.56)	11.65	7.16		0.59		0.43		1.10	[7]	24,261	11
08-31-2015	12.44	0.12	[7]	(0.62)	(0.50)	(0.11)	(0.41)	—	(0.52)	11.42		(4.21)	0.61		0.45		0.95	[7]	14,346	11
08-31-2014	10.73	0.05		2.04	2.09	(0.10)	(0.28)	—	(0.38)	12.44	19.70		0.90		0.60		0.43		8,305	10
08-31-2013	9.51	0.04		1.39	1.43	(0.08)	(0.13)	—	(0.21)	10.73	15.21		2.15		0.61		0.42		2,264	16
CLASS I
02-28-2018[6]	12.75	0.13	[7]	0.85	0.98	(0.21)	(0.63)	—	(0.84)	12.89	7.70	[8]	0.28	[9]	0.11	[9]	2.04	[7,9]	65	10
08-31-2017	11.68	0.19	[7]	1.59	1.78	(0.19)	(0.52)	—	(0.71)	12.75	16.19		0.28		0.11		1.59	[7]	116	38
08-31-2016	11.44	0.18	[7]	0.66	0.84	(0.17)	(0.43)	—	(0.60)	11.68	7.58		0.28		0.11		1.55	[7]	97	11
08-31-2015[10]	11.99	0.01	[7]	(0.56)	(0.55)	—	—	—	—	11.44	(4.59	) [8]	0.28	[9]	0.10	[9]	0.22	[7,9]	95	11	[11]
CLASS R1
02-28-2018[6]	12.70	0.14	[7]	0.79	0.93	(0.13)	(0.63)	—	(0.76)	12.87	7.41	[8]	0.91	[9]	0.73	[9]	2.22	[7,9]	1,264	10
08-31-2017	11.63	0.10	[7]	1.61	1.71	(0.12)	(0.52)	—	(0.64)	12.70	15.47		0.95		0.75		0.81	[7]	1,060	38
08-31-2016	11.40	0.09	[7]	0.67	0.76	(0.10)	(0.43)	—	(0.53)	11.63	6.88		0.87		0.71		0.77	[7]	696	11
08-31-2015	12.43	0.05	[7]	(0.59)	(0.54)	(0.08)	(0.41)	—	(0.49)	11.40		(4.54)	1.56		0.72		0.44	[7]	638	11
08-31-2014	10.72	0.07		1.99	2.06	(0.07)	(0.28)	—	(0.35)	12.43	19.44		4.80		0.86		0.59		409	10
08-31-2013	9.50	0.02		1.38	1.40	(0.05)	(0.13)	—	(0.18)	10.72	14.95		12.87		0.86		0.23		183	16
CLASS R2
02-28-2018[6]	12.73	0.16	[7]	0.78	0.94	(0.16)	(0.63)	—	(0.79)	12.88	7.49	[8]	0.69	[9]	0.52	[9]	2.40	[7,9]	853	10
08-31-2017	11.65	0.12	[7]	1.63	1.75	(0.15)	(0.52)	—	(0.67)	12.73	15.79		0.67		0.50		1.00	[7]	840	38
08-31-2016	11.42	0.10	[7]	0.68	0.78	(0.12)	(0.43)	—	(0.55)	11.65	7.08		0.63		0.47		0.98	[7]	498	11
08-31-2015	12.44	0.13	[7]	(0.63)	(0.50)	(0.11)	(0.41)	—	(0.52)	11.42		(4.21)	1.60		0.50		1.06	[7]	265	11
08-31-2014	10.73	0.08		2.01	2.09	(0.10)	(0.28)	—	(0.38)	12.44	19.70		5.16		0.61		0.71		458	10
08-31-2013	9.51	0.07		1.36	1.43	(0.08)	(0.13)	—	(0.21)	10.73	15.21		11.95		0.61		0.55		155	16
CLASS R3
02-28-2018[6]	12.70	0.17	[7]	0.77	0.94	(0.14)	(0.63)	—	(0.77)	12.87	7.51	[8]	0.80	[9]	0.62	[9]	2.54	[7,9]	1,048	10
08-31-2017	11.64	0.12	[7]	1.60	1.72	(0.14)	(0.52)	—	(0.66)	12.70	15.53		0.86		0.65		1.00	[7]	819	38
08-31-2016	11.41	0.09	[7]	0.69	0.78	(0.12)	(0.43)	—	(0.55)	11.64	7.03		0.74		0.57		0.92	[7]	573	11
08-31-2015	12.43	0.10	[7]	(0.62)	(0.52)	(0.09)	(0.41)	—	(0.50)	11.41		(4.36)	2.62		0.58		0.80	[7]	158	11
08-31-2014	10.73	0.05		2.01	2.06	(0.08)	(0.28)	—	(0.36)	12.43	19.44		11.01		0.75		0.43		184	10
08-31-2013	9.50	0.06		1.36	1.42	(0.06)	(0.13)	—	(0.19)	10.73	15.17		15.81		0.76		0.55		113	16
CLASS R4
02-28-2018[6]	12.74	0.18	[7]	0.79	0.97	(0.19)	(0.63)	—	(0.82)	12.89	7.74	[8]	0.52	[9]	0.25	[9]	2.79	[7,9]	624	10
08-31-2017	11.67	0.18	[7]	1.59	1.77	(0.18)	(0.52)	—	(0.70)	12.74	15.98		0.51		0.24		1.52	[7]	467	38
08-31-2016	11.44	0.16	[7]	0.66	0.82	(0.16)	(0.43)	—	(0.59)	11.67	7.41		0.50		0.23		1.40	[7]	424	11
08-31-2015	12.46	0.09	[7]	(0.56)	(0.47)	(0.14)	(0.41)	—	(0.55)	11.44		(3.97)	2.22		0.22		0.76	[7]	319	11
08-31-2014	10.75	0.12		1.99	2.11	(0.12)	(0.28)	—	(0.40)	12.46	19.94		12.39		0.35		0.99		131	10
08-31-2013	9.52	0.10		1.36	1.46	(0.10)	(0.13)	—	(0.23)	10.75	15.59		15.54		0.36		0.95		113	16
CLASS R5
02-28-2018[6]	12.77	0.14	[7]	0.84	0.98	(0.22)	(0.63)	—	(0.85)	12.90	7.77	[8]	0.20	[9]	0.04	[9]	2.09	[7,9]	210	10
08-31-2017	11.69	0.20	[7]	1.60	1.80	(0.20)	(0.52)	—	(0.72)	12.77	16.29		0.20		0.03		1.68	[7]	185	38
08-31-2016	11.45	0.16	[7]	0.69	0.85	(0.18)	(0.43)	—	(0.61)	11.69	7.65		0.18		0.02		1.56	[7]	166	11
08-31-2015	12.48	0.19	[7]	(0.65)	(0.46)	(0.16)	(0.41)	—	(0.57)	11.45		(3.85)	3.52		0.01		1.55	[7]	122	11
08-31-2014	10.76	0.16		1.98	2.14	(0.14)	(0.28)	—	(0.42)	12.48	20.23		1.80		0.16		1.39		131	10
08-31-2013	9.53	0.02		1.46	1.48	(0.12)	(0.13)	—	(0.25)	10.76	15.79		2.67		0.16		0.23		985	16

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       54

Multimanager 2050 Lifetime Portfolio (continued)
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
Class R6
02-28-2018[6]	12.77	0.20	[7]	0.78	0.98	(0.22)	(0.63)	—	(0.85)	12.90	7.80	[8]	0.18	[9]	—	[9]	3.00	[7,9]	5,888	10
08-31-2017	11.69	0.19	[7]	1.62	1.81	(0.21)	(0.52)	—	(0.73)	12.77	16.31		0.18		—		1.57	[7]	3,528	38
08-31-2016	11.46	0.16	[7]	0.68	0.84	(0.18)	(0.43)	—	(0.61)	11.69	7.62		0.18		—		1.53	[7]	3,185	11
08-31-2015	12.48	0.16	[7]	(0.60)	(0.44)	(0.17)	(0.41)	—	(0.58)	11.46		(3.72)	0.41		—		1.36	[7]	2,085	11
08-31-2014	10.76	0.08		2.07	2.15	(0.15)	(0.28)	—	(0.43)	12.48	20.29		2.34		0.11		0.64		1,223	10
08-31-2013	9.53	0.12		1.37	1.49	(0.13)	(0.13)	—	(0.26)	10.76	15.85		8.30		0.11		1.17		253	16
CLASS 1
02-28-2018[6]	12.75	0.19	[7]	0.80	0.99	(0.22)	(0.63)	—	(0.85)	12.89	7.84	[8]	0.22	[9]	0.05	[9]	2.85	[7,9]	332,127	10
08-31-2017	11.68	0.20	[7]	1.59	1.79	(0.20)	(0.52)	—	(0.72)	12.75	16.18		0.22		0.05		1.68	[7]	318,895	38
08-31-2016	11.44	0.17	[7]	0.67	0.84	(0.17)	(0.43)	—	(0.60)	11.68	7.67		0.22		0.05		1.54	[7]	305,789	11
08-31-2015	12.47	0.17	[7]	(0.63)	(0.46)	(0.16)	(0.41)	—	(0.57)	11.44		(3.86)	0.19		0.05		1.42	[7]	258,387	11
08-31-2014	10.76	0.12		2.01	2.13	(0.14)	(0.28)	—	(0.42)	12.47	20.14		0.17		0.16		1.03		232,040	10
08-31-2013	9.53	0.10		1.38	1.48	(0.12)	(0.13)	—	(0.25)	10.76	15.79		0.23		0.16		0.94		124,203	16

1	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. Accordingly, a significant portion of income is recorded in December.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies during the applicable periods.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.38% - 1.23%, 0.41% - 1.22%, 0.53% - 1.20%, 0.53%-1.23%, 0.52%-1.26%, 0.50%-1.29% and 0.51%-1.47% for the periods ended 2-28-18, 8-31-17, 8-31-16, 8-31-15, 8-31-14 and 8-31-13 respectively.
6	Six months ended 2-28-18. Unaudited.
7	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.02, $0.02, $0.01, $0.01 per share and 0.18%, 0.19%, 0.11%, 0.08%, for the periods ended 2-28-18, 8-31-17, 8-31-16 and 8-31-15, respectively.
8	Not annualized.
9	Annualized.
10	The inception date for Class I shares is 3-27-15.
11	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       55

Financial highlights continued

Multimanager 2045 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS A
02-28-2018[6]	12.17	0.16	[7]	0.77	0.93	(0.17)	(0.92)	—	(1.09)	12.01	7.63	[8]	0.55	[9]	0.41	[9]	2.53	[7,9]	111,405	11
08-31-2017	11.24	0.14	[7]	1.54	1.68	(0.15)	(0.60)	—	(0.75)	12.17	15.83		0.56		0.42		1.24	[7]	98,637	30
08-31-2016	11.14	0.12	[7]	0.65	0.77	(0.13)	(0.54)	—	(0.67)	11.24	7.18		0.55		0.43		1.15	[7]	70,954	15
08-31-2015	12.27	0.13	[7]	(0.63)	(0.50)	(0.11)	(0.52)	—	(0.63)	11.14		(4.28)	0.54		0.44		1.06	[7]	52,732	12
08-31-2014	10.65	0.08		1.99	2.07	(0.10)	(0.35)	—	(0.45)	12.27	19.71		0.59		0.58		0.68		44,703	14
08-31-2013	9.88	0.06		1.38	1.44	(0.09)	(0.58)	—	(0.67)	10.65	15.25		0.65		0.59		0.62		28,714	15
CLASS I
02-28-2018[6]	12.25	0.11	[7]	0.84	0.95	(0.20)	(0.92)	—	(1.12)	12.08	7.80	[8]	0.25	[9]	0.11	[9]	1.81	[7,9]	64	11
08-31-2017	11.31	0.19	[7]	1.54	1.73	(0.19)	(0.60)	—	(0.79)	12.25	16.20		0.25		0.11		1.67	[7]	118	30
08-31-2016	11.20	0.18	[7]	0.64	0.82	(0.17)	(0.54)	—	(0.71)	11.31	7.58		0.24		0.11		1.57	[7]	96	15
08-31-2015[10]	11.74	0.01	[7]	(0.55)	(0.54)	—	—	—	—	11.20	(4.60	) [8]	0.22	[9]	0.11	[9]	0.22	[7,9]	95	12	[11]
CLASS R1
02-28-2018[6]	12.13	0.14	[7]	0.77	0.91	(0.13)	(0.92)	—	(1.05)	11.99	7.48	[8]	0.86	[9]	0.71	[9]	2.22	[7,9]	1,959	11
08-31-2017	11.20	0.14	[7]	1.51	1.65	(0.12)	(0.60)	—	(0.72)	12.13	15.51		0.90		0.75		1.19	[7]	1,820	30
08-31-2016	11.10	0.12	[7]	0.61	0.73	(0.09)	(0.54)	—	(0.63)	11.20	6.84		0.91		0.75		1.04	[7]	1,955	15
08-31-2015	12.23	0.07	[7]	(0.60)	(0.53)	(0.08)	(0.52)	—	(0.60)	11.10		(4.54)	1.01		0.75		0.59	[7]	2,083	12
08-31-2014	10.62	0.05		1.98	2.03	(0.07)	(0.35)	—	(0.42)	12.23	19.39		2.00		0.83		0.44		1,447	14
08-31-2013	9.86	0.06		1.34	1.40	(0.06)	(0.58)	—	(0.64)	10.62	14.89		1.80		0.84		0.54		1,163	15
CLASS R2
02-28-2018[6]	12.21	0.14	[7]	0.78	0.92	(0.16)	(0.92)	—	(1.08)	12.05	7.51	[8]	0.63	[9]	0.48	[9]	2.22	[7,9]	2,217	11
08-31-2017	11.27	0.11	[7]	1.58	1.69	(0.15)	(0.60)	—	(0.75)	12.21	15.80		0.65		0.50		0.95	[7]	1,653	30
08-31-2016	11.16	0.10	[7]	0.67	0.77	(0.12)	(0.54)	—	(0.66)	11.27	7.18		0.64		0.50		0.95	[7]	822	15
08-31-2015	12.30	0.11	[7]	(0.62)	(0.51)	(0.11)	(0.52)	—	(0.63)	11.16		(4.36)	1.36		0.50		0.94	[7]	464	12
08-31-2014	10.67	0.08		2.00	2.08	(0.10)	(0.35)	—	(0.45)	12.30	19.76		3.96		0.58		0.69		524	14
08-31-2013	9.90	0.05		1.39	1.44	(0.09)	(0.58)	—	(0.67)	10.67	15.22		11.95		0.59		0.50		293	15
CLASS R3
02-28-2018[6]	12.14	0.14	[7]	0.77	0.91	(0.14)	(0.92)	—	(1.06)	11.99	7.49	[8]	0.80	[9]	0.64	[9]	2.27	[7,9]	1,215	11
08-31-2017	11.22	0.14	[7]	1.51	1.65	(0.13)	(0.60)	—	(0.73)	12.14	15.50		0.80		0.65		1.24	[7]	1,209	30
08-31-2016	11.11	0.19	[7]	0.56	0.75	(0.10)	(0.54)	—	(0.64)	11.22	7.04		0.79		0.65		1.55	[7]	1,362	15
08-31-2015	12.25	0.10	[7]	(0.63)	(0.53)	(0.09)	(0.52)	—	(0.61)	11.11		(4.51)	0.90		0.65		0.81	[7]	2,070	12
08-31-2014	10.63	0.06		1.99	2.05	(0.08)	(0.35)	—	(0.43)	12.25	19.58		1.69		0.73		0.50		2,027	14
08-31-2013	9.87	0.05		1.36	1.41	(0.07)	(0.58)	—	(0.65)	10.63	14.99		1.90		0.74		0.53		1,332	15
CLASS R4
02-28-2018[6]	12.20	0.17	[7]	0.77	0.94	(0.18)	(0.92)	—	(1.10)	12.04	7.74	[8]	0.51	[9]	0.26	[9]	2.72	[7,9]	227	11
08-31-2017	11.27	0.15	[7]	1.55	1.70	(0.17)	(0.60)	—	(0.77)	12.20	16.00		0.50		0.25		1.33	[7]	489	30
08-31-2016	11.16	0.18	[7]	0.62	0.80	(0.15)	(0.54)	—	(0.69)	11.27	7.46		0.48		0.25		1.58	[7]	559	15
08-31-2015	12.30	0.17	[7]	(0.65)	(0.48)	(0.14)	(0.52)	—	(0.66)	11.16		(4.12)	0.73		0.25		1.39	[7]	629	12
08-31-2014	10.67	0.10		2.00	2.10	(0.12)	(0.35)	—	(0.47)	12.30	20.04		2.05		0.33		0.89		1,215	14
08-31-2013	9.90	0.10		1.36	1.46	(0.11)	(0.58)	—	(0.69)	10.67	15.50		2.41		0.34		0.92		812	15
CLASS R5
02-28-2018[6]	12.27	0.18	[7]	0.77	0.95	(0.21)	(0.92)	—	(1.13)	12.09	7.76	[8]	0.20	[9]	0.05	[9]	2.91	[7,9]	2,236	11
08-31-2017	11.32	0.20	[7]	1.55	1.75	(0.20)	(0.60)	—	(0.80)	12.27	16.35		0.21		0.05		1.70	[7]	1,408	30
08-31-2016	11.22	0.16	[7]	0.65	0.81	(0.17)	(0.54)	—	(0.71)	11.32	7.56		0.19		0.05		1.51	[7]	1,917	15
08-31-2015	12.36	0.17	[7]	(0.63)	(0.46)	(0.16)	(0.52)	—	(0.68)	11.22		(3.90)	0.40		0.05		1.42	[7]	1,638	12
08-31-2014	10.72	0.12		2.01	2.13	(0.14)	(0.35)	—	(0.49)	12.36	20.27		1.36		0.13		1.01		1,399	14
08-31-2013	9.94	0.15		1.34	1.49	(0.13)	(0.58)	—	(0.71)	10.72	15.78		1.11		0.14		1.43		1,023	15

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       56

Multimanager 2045 Lifetime Portfolio (continued)
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
Class R6
02-28-2018[6]	12.25	0.19	[7]	0.77	0.96	(0.22)	(0.92)	—	(1.14)	12.07	7.82	[8]	0.16	[9]	—	[9]	3.08	[7,9]	10,289	11
08-31-2017	11.31	0.16	[7]	1.58	1.74	(0.20)	(0.60)	—	(0.80)	12.25	16.34		0.15		—		1.40	[7]	4,941	30
08-31-2016	11.20	0.13	[7]	0.70	0.83	(0.18)	(0.54)	—	(0.72)	11.31	7.72		0.14		—		1.50	[7]	3,314	15
08-31-2015	12.35	0.16	[7]	(0.62)	(0.46)	(0.17)	(0.52)	—	(0.69)	11.20		(3.94)	0.39		—		1.36	[7]	1,781	12
08-31-2014	10.70	0.14		2.01	2.15	(0.15)	(0.35)	—	(0.50)	12.35	20.46		0.70		0.08		1.19		1,496	14
08-31-2013	9.93	0.09		1.39	1.48	(0.13)	(0.58)	—	(0.71)	10.70	15.72		1.22		0.09		0.87		1,885	15
CLASS 1
02-28-2018[6]	12.25	0.18	[7]	0.78	0.96	(0.21)	(0.92)	—	(1.13)	12.08	7.85	[8]	0.19	[9]	0.05	[9]	2.86	[7,9]	677,346	11
08-31-2017	11.31	0.20	[7]	1.54	1.74	(0.20)	(0.60)	—	(0.80)	12.25	16.27		0.19		0.05		1.70	[7]	669,937	30
08-31-2016	11.21	0.18	[7]	0.63	0.81	(0.17)	(0.54)	—	(0.71)	11.31	7.56		0.17		0.05		1.59	[7]	712,160	15
08-31-2015	12.35	0.18	[7]	(0.64)	(0.46)	(0.16)	(0.52)	—	(0.68)	11.21		(3.90)	0.15		0.05		1.49	[7]	705,106	12
08-31-2014	10.71	0.14		1.99	2.13	(0.14)	(0.35)	—	(0.49)	12.35	20.29		0.14		0.13		1.16		767,166	14
08-31-2013	9.93	0.12		1.37	1.49	(0.13)	(0.58)	—	(0.71)	10.71	15.78		0.14		0.14		1.14		632,322	15

1	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. Accordingly, a significant portion of income is recorded in December.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies during the applicable periods.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.38% - 1.23%, 0.41% - 1.22%, 0.53% - 1.20%, 0.53%-1.23%, 0.52% - 1.26% and 0.50%-1.29% for the periods ended 2-28-18, 8-31-17, 8-31-16, 8-31-15, 8-31-14 and 8-31-13, respectively.
6	Six months ended 2-28-18. Unaudited.
7	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.02, $0.02, $0.01 and $0.01 per share and 0.19%, 0.19%, 0.12% and 0.09%, for the periods ended 2-28-18, 8-31-17, 8-31-16 and 8-31-15, respectively.
8	Not annualized.
9	Annualized.
10	The inception date for Class I shares is 3-27-15.
11	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       57

Financial highlights continued

Multimanager 2040 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS A
02-28-2018[6]	12.29	0.16	[9]	0.75	0.91	(0.17)	(0.85)	—	(1.02)	12.18	7.47	[7]	0.55	[8]	0.41	[8]	2.53	[8,9]	126,605	12
08-31-2017	11.35	0.14	[9]	1.56	1.70	(0.16)	(0.60)	—	(0.76)	12.29	15.81		0.56		0.42		1.24	[9]	108,511	32
08-31-2016	11.24	0.12	[9]	0.66	0.78	(0.13)	(0.54)	—	(0.67)	11.35	7.20		0.55		0.43		1.14	[9]	77,804	14
08-31-2015	12.36	0.13	[9]	(0.63)	(0.50)	(0.11)	(0.51)	—	(0.62)	11.24		(4.27)	0.54		0.44		1.05	[9]	55,527	12
08-31-2014	10.71	0.08		2.01	2.09	(0.10)	(0.34)	—	(0.44)	12.36	19.79		0.58		0.58		0.66		45,469	14
08-31-2013	9.89	0.07		1.36	1.43	(0.08)	(0.53)	—	(0.61)	10.71	15.13		0.64		0.59		0.63		30,120	14
CLASS I
02-28-2018[6]	12.36	0.23	[9]	0.70	0.93	(0.20)	(0.85)	—	(1.05)	12.24	7.65	[7]	0.25	[8]	0.11	[8]	3.65	[8,9]	61	12
08-31-2017	11.41	0.19	[9]	1.55	1.74	(0.19)	(0.60)	—	(0.79)	12.36	16.18		0.25		0.11		1.66	[9]	104	32
08-31-2016	11.30	0.18	[9]	0.63	0.81	(0.16)	(0.54)	—	(0.70)	11.41	7.51		0.24		0.11		1.57	[9]	96	14
08-31-2015[10]	11.84	0.01	[9]	(0.55)	(0.54)	—	—	—	—	11.30	(4.56	) [7]	0.22	[8]	0.10	[8]	0.22	[8,9]	95	12	[11]
CLASS R1
02-28-2018[6]	12.24	0.12	[9]	0.77	0.89	(0.13)	(0.85)	—	(0.98)	12.15	7.32	[7]	0.88	[8]	0.73	[8]	2.00	[8,9]	2,362	12
08-31-2017	11.31	0.11	[9]	1.54	1.65	(0.12)	(0.60)	—	(0.72)	12.24	15.39		0.90		0.75		0.92	[9]	2,758	32
08-31-2016	11.20	0.10	[9]	0.64	0.74	(0.09)	(0.54)	—	(0.63)	11.31	6.86		0.89		0.75		0.89	[9]	2,479	14
08-31-2015	12.33	0.09	[9]	(0.63)	(0.54)	(0.08)	(0.51)	—	(0.59)	11.20		(4.60)	1.00		0.75		0.75	[9]	2,308	12
08-31-2014	10.69	0.05		2.00	2.05	(0.07)	(0.34)	—	(0.41)	12.33	19.45		1.62		0.83		0.46		2,258	14
08-31-2013	9.86	0.05		1.37	1.42	(0.06)	(0.53)	—	(0.59)	10.69	15.00		1.58		0.84		0.51		1,985	14
CLASS R2
02-28-2018[6]	12.31	0.17	[9]	0.74	0.91	(0.16)	(0.85)	—	(1.01)	12.21	7.45	[7]	0.64	[8]	0.50	[8]	2.76	[8,9]	547	12
08-31-2017	11.37	0.14	[9]	1.55	1.69	(0.15)	(0.60)	—	(0.75)	12.31	15.69		0.64		0.50		1.23	[9]	1,288	32
08-31-2016	11.26	0.14	[9]	0.63	0.77	(0.12)	(0.54)	—	(0.66)	11.37	7.10		0.65		0.50		1.32	[9]	851	14
08-31-2015	12.38	0.13	[9]	(0.63)	(0.50)	(0.11)	(0.51)	—	(0.62)	11.26		(4.26)	0.88		0.50		1.09	[9]	501	12
08-31-2014	10.73	0.03		2.06	2.09	(0.10)	(0.34)	—	(0.44)	12.38	19.75		2.11		0.58		0.22		1,489	14
08-31-2013	9.90	0.05		1.39	1.44	(0.08)	(0.53)	—	(0.61)	10.73	15.21		9.52		0.59		0.51		312	14
CLASS R3
02-28-2018[6]	12.24	0.14	[9]	0.75	0.89	(0.14)	(0.85)	—	(0.99)	12.14	7.34	[7]	0.79	[8]	0.64	[8]	2.31	[8,9]	2,104	12
08-31-2017	11.30	0.14	[9]	1.53	1.67	(0.13)	(0.60)	—	(0.73)	12.24	15.61		0.80		0.65		1.25	[9]	1,874	32
08-31-2016	11.19	0.16	[9]	0.59	0.75	(0.10)	(0.54)	—	(0.64)	11.30	6.98		0.79		0.65		1.30	[9]	2,142	14
08-31-2015	12.32	0.10	[9]	(0.63)	(0.53)	(0.09)	(0.51)	—	(0.60)	11.19		(4.51)	0.87		0.65		0.86	[9]	2,763	12
08-31-2014	10.68	0.08		1.98	2.06	(0.08)	(0.34)	—	(0.42)	12.32	19.58		1.22		0.73		0.66		3,213	14
08-31-2013	9.86	0.05		1.37	1.42	(0.07)	(0.53)	—	(0.60)	10.68	15.01		1.23		0.74		0.51		3,235	14
CLASS R4
02-28-2018[6]	12.30	0.18	[9]	0.74	0.92	(0.19)	(0.85)	—	(1.04)	12.18	7.53	[7]	0.44	[8]	0.19	[8]	2.84	[8,9]	295	12
08-31-2017	11.36	0.18	[9]	1.54	1.72	(0.18)	(0.60)	—	(0.78)	12.30	16.00		0.50		0.25		1.54	[9]	345	32
08-31-2016	11.25	0.14	[9]	0.66	0.80	(0.15)	(0.54)	—	(0.69)	11.36	7.39		0.49		0.25		1.29	[9]	1,098	14
08-31-2015	12.38	0.21	[9]	(0.69)	(0.48)	(0.14)	(0.51)	—	(0.65)	11.25		(4.10)	0.73		0.25		1.73	[9]	888	12
08-31-2014	10.73	0.10		2.01	2.11	(0.12)	(0.34)	—	(0.46)	12.38	20.03		1.94		0.33		0.87		1,349	14
08-31-2013	9.90	0.09		1.38	1.47	(0.11)	(0.53)	—	(0.64)	10.73	15.51		2.71		0.34		0.84		763	14
CLASS R5
02-28-2018[6]	12.37	0.18	[9]	0.75	0.93	(0.21)	(0.85)	—	(1.06)	12.24	7.61	[7]	0.20	[8]	0.05	[8]	2.88	[8,9]	866	12
08-31-2017	11.42	0.20	[9]	1.55	1.75	(0.20)	(0.60)	—	(0.80)	12.37	16.25		0.20		0.05		1.72	[9]	818	32
08-31-2016	11.31	0.25	[9]	0.57	0.82	(0.17)	(0.54)	—	(0.71)	11.42	7.58		0.19		0.05		2.00	[9]	1,425	14
08-31-2015	12.44	0.18	[9]	(0.64)	(0.46)	(0.16)	(0.51)	—	(0.67)	11.31		(3.89)	0.29		0.05		1.48	[9]	2,411	12
08-31-2014	10.77	0.16		2.00	2.16	(0.15)	(0.34)	—	(0.49)	12.44	20.36		0.57		0.13		1.33		2,271	14
08-31-2013	9.94	0.11		1.38	1.49	(0.13)	(0.53)	—	(0.66)	10.77	15.67		0.51		0.14		1.03		4,126	14

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       58

Multimanager 2040 Lifetime Portfolio (continued)
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
Class R6
02-28-2018[6]	12.35	0.19	[9]	0.75	0.94	(0.22)	(0.85)	—	(1.07)	12.22	7.68	[7]	0.15	[8]	—	[8]	3.12	[8,9]	10,130	12
08-31-2017	11.41	0.18	[9]	1.57	1.75	(0.21)	(0.60)	—	(0.81)	12.35	16.24		0.15		—		1.53	[9]	4,053	32
08-31-2016	11.29	0.16	[9]	0.68	0.84	(0.18)	(0.54)	—	(0.72)	11.41	7.74		0.14		—		1.64	[9]	3,376	14
08-31-2015	12.42	0.15	[9]	(0.60)	(0.45)	(0.17)	(0.51)	—	(0.68)	11.29		(3.85)	0.41		—		1.29	[9]	1,762	12
08-31-2014	10.76	0.14		2.01	2.15	(0.15)	(0.34)	—	(0.49)	12.42	20.34		0.70		0.08		1.16		1,232	14
08-31-2013	9.93	0.07		1.42	1.49	(0.13)	(0.53)	—	(0.66)	10.76	15.73		1.12		0.09		0.69		2,168	14
CLASS 1
02-28-2018[6]	12.36	0.18	[9]	0.75	0.93	(0.21)	(0.85)	—	(1.06)	12.23	7.63	[7]	0.19	[8]	0.05	[8]	2.85	[8,9]	731,943	12
08-31-2017	11.41	0.20	[9]	1.55	1.75	(0.20)	(0.60)	—	(0.80)	12.36	16.26		0.19		0.05		1.70	[9]	722,764	32
08-31-2016	11.30	0.18	[9]	0.64	0.82	(0.17)	(0.54)	—	(0.71)	11.41	7.59		0.17		0.05		1.58	[9]	753,738	14
08-31-2015	12.43	0.18	[9]	(0.64)	(0.46)	(0.16)	(0.51)	—	(0.67)	11.30		(3.89)	0.15		0.05		1.49	[9]	737,363	12
08-31-2014	10.77	0.14		2.01	2.15	(0.15)	(0.34)	—	(0.49)	12.43	20.27		0.14		0.13		1.16		796,874	14
08-31-2013	9.93	0.12		1.37	1.49	(0.12)	(0.53)	—	(0.65)	10.77	15.78		0.14		0.14		1.14		643,062	14

1	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. Accordingly, a significant portion of income is recorded in December.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies during the applicable periods.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.38%-1.23%, 0.53%-1.20%, 0.41%-1.22%, 0.53%-1.20%, 0.53%-1.23%, 0.52%-1.26% and 0.50%-1.29% for the periods ended 2-28-18, 8-31-17, 8-31-16, 8-31-15, 8-31-14 and 8-31-13, respectively.
6	Six months ended 2-28-18. Unaudited.
7	Not annualized.
8	Annualized.
9	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.02, $0.02, $0.01 and $0.01 per share and 0.19%, 0.19%, 0.12% and 0.09%, for the periods ended 2-28-18, 8-31-17, 8-31-16 and 8-31-15, respectively.
10	The inception date for Class I shares is 3-27-15.
11	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       59

Financial highlights continued

Multimanager 2035 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS A
02-28-2018[6]	12.28	0.16	[7]	0.69	0.85	(0.18)	(0.92)	—	(1.10)	12.03	6.94	[8]	0.55	[9]	0.41	[9]	2.60	[7,9]	149,279	11
08-31-2017	11.40	0.16	[7]	1.46	1.62	(0.16)	(0.58)	—	(0.74)	12.28	15.05		0.55		0.42		1.38	[7]	125,348	35
08-31-2016	11.31	0.13	[7]	0.64	0.77	(0.13)	(0.55)	—	(0.68)	11.40	7.12		0.54		0.43		1.23	[7]	89,978	18
08-31-2015	12.42	0.13	[7]	(0.64)	(0.51)	(0.11)	(0.49)	—	(0.60)	11.31		(4.23)	0.54		0.44		1.08	[7]	66,902	12
08-31-2014	10.78	0.09		1.99	2.08	(0.10)	(0.34)	—	(0.44)	12.42	19.57		0.59		0.58		0.74		55,885	14
08-31-2013	9.92	0.07		1.36	1.43	(0.09)	(0.48)	—	(0.57)	10.78	15.04		0.63		0.59		0.66		37,108	15
CLASS I
02-28-2018[6]	12.36	0.18	[7]	0.70	0.88	(0.22)	(0.92)	—	(1.14)	12.10	7.11	[8]	0.25	[9]	0.11	[9]	2.81	[7,9]	352	11
08-31-2017	11.47	0.19	[7]	1.48	1.67	(0.20)	(0.58)	—	(0.78)	12.36	15.41		0.24		0.11		1.62	[7]	273	35
08-31-2016	11.38	0.19	[7]	0.62	0.81	(0.17)	(0.55)	—	(0.72)	11.47	7.43		0.23		0.11		1.64	[7]	96	18
08-31-2015[10]	11.92	0.01	[7]	(0.55)	(0.54)	—	—	—	—	11.38	(4.53	) [8]	0.22	[9]	0.10	[9]	0.27	[9,7]	95	12	[11]
CLASS R1
02-28-2018[6]	12.24	0.14	[7]	0.68	0.82	(0.14)	(0.92)	—	(1.06)	12.00	6.70	[8]	0.86	[9]	0.72	[9]	2.31	[7,9]	6,145	11
08-31-2017	11.36	0.12	[7]	1.47	1.59	(0.13)	(0.58)	—	(0.71)	12.24	14.72		0.88		0.75		1.00	[7]	5,658	35
08-31-2016	11.27	0.12	[7]	0.62	0.74	(0.10)	(0.55)	—	(0.65)	11.36	6.78		0.88		0.75		1.03	[7]	4,233	18
08-31-2015	12.39	0.09	[7]	(0.64)	(0.55)	(0.08)	(0.49)	—	(0.57)	11.27		(4.57)	0.94		0.75		0.73	[7]	4,451	12
08-31-2014	10.75	0.05		2.00	2.05	(0.07)	(0.34)	—	(0.41)	12.39	19.35		1.39		0.83		0.44		3,745	14
08-31-2013	9.90	0.06		1.33	1.39	(0.06)	(0.48)	—	(0.54)	10.75	14.68		1.46		0.84		0.61		2,400	15
CLASS R2
02-28-2018[6]	12.32	0.15	[7]	0.70	0.85	(0.17)	(0.92)	—	(1.09)	12.08	6.91	[8]	0.63	[9]	0.48	[9]	2.37	[7,9]	1,941	11
08-31-2017	11.44	0.12	[7]	1.50	1.62	(0.16)	(0.58)	—	(0.74)	12.32	14.91		0.64		0.50		1.02	[7]	1,577	35
08-31-2016	11.34	0.14	[7]	0.64	0.78	(0.13)	(0.55)	—	(0.68)	11.44	7.11		0.63		0.50		1.23	[7]	639	18
08-31-2015	12.46	0.11	[7]	(0.63)	(0.52)	(0.11)	(0.49)	—	(0.60)	11.34		(4.30)	1.32		0.50		0.91	[7]	486	12
08-31-2014	10.81	0.09		2.00	2.09	(0.10)	(0.34)	—	(0.44)	12.46	19.61		5.07		0.58		0.72		605	14
08-31-2013	9.94	0.08		1.36	1.44	(0.09)	(0.48)	—	(0.57)	10.81	15.10		14.91		0.59		0.77		111	15
CLASS R3
02-28-2018[6]	12.26	0.15	[7]	0.68	0.83	(0.15)	(0.92)	—	(1.07)	12.02	6.78	[8]	0.79	[9]	0.64	[9]	2.36	[7,9]	1,980	11
08-31-2017	11.38	0.15	[7]	1.45	1.60	(0.14)	(0.58)	—	(0.72)	12.26	14.81		0.80		0.65		1.26	[7]	2,157	35
08-31-2016	11.29	0.13	[7]	0.62	0.75	(0.11)	(0.55)	—	(0.66)	11.38	6.88		0.77		0.65		1.16	[7]	2,144	18
08-31-2015	12.41	0.12		(0.65)	(0.53)	(0.10)	(0.49)	—	(0.59)	11.29		(4.47)	0.88		0.65		1.01	[7]	2,009	12
08-31-2014	10.77	0.07		1.99	2.06	(0.08)	(0.34)	—	(0.42)	12.41	19.42		1.37		0.73		0.57		2,831	14
08-31-2013	9.91	0.06		1.35	1.41	(0.07)	(0.48)	—	(0.55)	10.77	14.88		1.29		0.74		0.57		2,382	15
CLASS R4
02-28-2018[6]	12.34	0.17	[7]	0.69	0.86	(0.20)	(0.92)	—	(1.12)	12.08	6.98	[8]	0.47	[9]	0.23	[9]	2.77	[7,9]	566	11
08-31-2017	11.46	0.20	[7]	1.44	1.64	(0.18)	(0.58)	—	(0.76)	12.34	15.18		0.50		0.25		1.68	[7]	509	35
08-31-2016	11.36	0.18	[7]	0.63	0.81	(0.16)	(0.55)	—	(0.71)	11.46	7.38		0.47		0.25		1.55	[7]	736	18
08-31-2015	12.48	0.16	[7]	(0.65)	(0.49)	(0.14)	(0.49)	—	(0.63)	11.36		(4.06)	0.65		0.25		1.35	[7]	758	12
08-31-2014	10.83	0.12		2.00	2.12	(0.13)	(0.34)	—	(0.47)	12.48	19.85		1.57		0.33		0.98		1,536	14
08-31-2013	9.96	0.10		1.36	1.46	(0.11)	(0.48)	—	(0.59)	10.83	15.36		1.78		0.34		0.93		1,145	15
CLASS R5
02-28-2018[6]	12.36	0.18	[7]	0.69	0.87	(0.22)	(0.92)	—	(1.14)	12.09	7.08	[8]	0.20	[9]	0.05	[9]	2.96	[7,9]	992	11
08-31-2017	11.48	0.22	[7]	1.45	1.67	(0.21)	(0.58)	—	(0.79)	12.36	15.39		0.20		0.05		1.84	[7]	796	35
08-31-2016	11.38	0.18	[7]	0.65	0.83	(0.18)	(0.55)	—	(0.73)	11.48	7.60		0.18		0.05		1.53	[7]	1,153	18
08-31-2015	12.50	0.18	[7]	(0.64)	(0.46)	(0.17)	(0.49)	—	(0.66)	11.38		(3.86)	0.38		0.05		1.50	[7]	1,358	12
08-31-2014	10.84	0.16		1.99	2.15	(0.15)	(0.34)	—	(0.49)	12.50	20.15		1.14		0.13		1.33		1,271	14
08-31-2013	9.97	0.17		1.31	1.48	(0.13)	(0.48)	—	(0.61)	10.84	15.57		0.68		0.14		1.61		1,411	15

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       60

Multimanager 2035 Lifetime Portfolio (continued)
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS R6
02-28-2018[6]	12.35	0.19	[7]	0.69	0.88	(0.23)	(0.92)	—	(1.15)	12.08	7.14	[8]	0.15	[9]	—	[9]	3.01	[7,9]	13,949	11
08-31-2017	11.47	0.20	[7]	1.47	1.67	(0.21)	(0.58)	—	(0.79)	12.35	15.46		0.15		—		1.73	[7]	6,317	35
08-31-2016	11.38	0.10	[7]	0.73	0.83	(0.19)	(0.55)	—	(0.74)	11.47	7.56		0.13		—		1.39	[7]	4,037	18
08-31-2015	12.50	0.20	[7]	(0.66)	(0.46)	(0.17)	(0.49)	—	(0.66)	11.38		(3.81)	0.51		—		1.63	[7]	924	12
08-31-2014	10.84	0.16		1.99	2.15	(0.15)	(0.34)	—	(0.49)	12.50	20.20		0.51		0.08		1.37		1,178	14
08-31-2013	9.97	0.07		1.41	1.48	(0.13)	(0.48)	—	(0.61)	10.84	15.62		0.71		0.09		0.71		3,720	15
CLASS 1
02-28-2018[6]	12.36	0.18	[7]	0.69	0.87	(0.22)	(0.92)	—	(1.14)	12.09	7.08	[8]	0.19	[9]	0.05	[9]	2.91	[7,9]	925,816	11
08-31-2017	11.47	0.21	[7]	1.47	1.68	(0.21)	(0.58)	—	(0.79)	12.36	15.49		0.18		0.05		1.82	[7]	917,775	35
08-31-2016	11.38	0.19	[7]	0.63	0.82	(0.18)	(0.55)	—	(0.73)	11.47	7.50		0.17		0.05		1.65	[7]	962,950	18
08-31-2015	12.50	0.19	[7]	(0.65)	(0.46)	(0.17)	(0.49)	—	(0.66)	11.38		(3.86)	0.15		0.05		1.54	[7]	959,123	12
08-31-2014	10.84	0.14		2.01	2.15	(0.15)	(0.34)	—	(0.49)	12.50	20.15		0.14		0.13		1.19		1,038,396	14
08-31-2013	9.97	0.12		1.36	1.48	(0.13)	(0.48)	—	(0.61)	10.84	15.57		0.14		0.14		1.17		828,194	15

1	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. Accordingly, a significant portion of income is recorded in December.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies during the applicable periods.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.38%-1.23%, 0.41%-1.22%, 0.53%-1.20%, 0.52%-1.26%, 0.50%-1.29% and 0.51%-1.47% for the periods ended 2-28-18, 8-31-17, 8-31-16, 8-31-15, 8-31-14 and 8-31-13, respectively.
6	Six months ended 2-28-18. Unaudited.
7	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.02, $0.02, $0.01 and $0.01 per share and 0.19%, 0.19%, 0.12% and 0.10%, for the periods ended 2-28-18, 8-31-17, 8-31-16 and 8-31-15, respectively.
8	Not annualized.
9	Annualized.
10	The inception date for Class I shares is 3-27-15.
11	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       61

Financial highlights continued

Multimanager 2030 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS A
02-28-2018[6]	11.91	0.16	[7]	0.56	0.72	(0.20)	(0.86)	—	(1.06)	11.57	6.04	[8]	0.55	[9]	0.41	[9]	2.68	[7,9]	185,000	12
08-31-2017	11.17	0.18	[7]	1.28	1.46	(0.18)	(0.54)	—	(0.72)	11.91	13.84		0.55		0.42		1.55	[7]	160,943	36
08-31-2016	11.10	0.15	[7]	0.59	0.74	(0.16)	(0.51)	—	(0.67)	11.17	6.99		0.54		0.43		1.46	[7]	116,337	18
08-31-2015	12.19	0.15	[7]	(0.62)	(0.47)	(0.13)	(0.49)	—	(0.62)	11.10		(3.98)	0.53		0.44		1.31	[7]	85,386	14
08-31-2014	10.65	0.10		1.87	1.97	(0.12)	(0.31)	—	(0.43)	12.19	18.80		0.59		0.58		0.90		73,551	15
08-31-2013	9.85	0.09		1.25	1.34	(0.11)	(0.43)	—	(0.54)	10.65	14.11		0.61		0.58		0.86		49,497	15
CLASS I
02-28-2018[6]	11.90	0.16	[7]	0.57	0.73	(0.23)	(0.86)	—	(1.09)	11.54	6.16	[8]	0.25	[9]	0.11	[9]	2.66	[7,9]	296	12
08-31-2017	11.16	0.21	[7]	1.28	1.49	(0.21)	(0.54)	—	(0.75)	11.90	14.22		0.24		0.11		1.89	[7]	324	36
08-31-2016	11.08	0.11	[7]	0.68	0.79	(0.20)	(0.51)	—	(0.71)	11.16	7.43		0.23		0.11		1.53	[7]	288	18
08-31-2015[10]	11.58	0.03	[7]	(0.53)	(0.50)	—	—	—	—	11.08	(4.32	) [8]	0.21	[9]	0.10	[9]	0.50	[9,7]	96	14	[11]
CLASS R1
02-28-2018[6]	11.84	0.14	[7]	0.56	0.70	(0.16)	(0.86)	—	(1.02)	11.52	5.90	[8]	0.85	[9]	0.70	[9]	2.30	[7,9]	4,339	12
08-31-2017	11.11	0.13	[7]	1.28	1.41	(0.14)	(0.54)	—	(0.68)	11.84	13.44		0.90		0.75		1.20	[7]	4,348	36
08-31-2016	11.04	0.10	[7]	0.61	0.71	(0.13)	(0.51)	—	(0.64)	11.11	6.65		0.86		0.75		1.02	[7]	4,118	18
08-31-2015	12.13	0.13	[7]	(0.63)	(0.50)	(0.10)	(0.49)	—	(0.59)	11.04		(4.24)	0.95		0.75		1.09	[7]	2,915	14
08-31-2014	10.61	0.08		1.84	1.92	(0.09)	(0.31)	—	(0.40)	12.13	18.40		1.31		0.83		0.68		3,685	15
08-31-2013	9.81	0.08		1.23	1.31	(0.08)	(0.43)	—	(0.51)	10.61	13.88		1.32		0.83		0.74		2,908	15
CLASS R2
02-28-2018[6]	11.84	0.15	[7]	0.56	0.71	(0.19)	(0.86)	—	(1.05)	11.50	5.98	[8]	0.64	[9]	0.50	[9]	2.43	[7,9]	2,222	12
08-31-2017	11.11	0.16	[7]	1.28	1.44	(0.17)	(0.54)	—	(0.71)	11.84	13.74		0.63		0.50		1.44	[7]	3,254	36
08-31-2016	11.04	0.10	[7]	0.64	0.74	(0.16)	(0.51)	—	(0.67)	11.11	6.93		0.63		0.50		1.14	[7]	1,988	18
08-31-2015	12.14	0.15	[7]	(0.63)	(0.48)	(0.13)	(0.49)	—	(0.62)	11.04		(4.08)	0.95		0.50		1.29	[7]	845	14
08-31-2014	10.61	0.10		1.86	1.96	(0.12)	(0.31)	—	(0.43)	12.14	18.78		2.21		0.58		0.86		1,156	15
08-31-2013	9.82	0.04		1.29	1.33	(0.11)	(0.43)	—	(0.54)	10.61	14.04		5.79		0.58		0.37		567	15
CLASS R3
02-28-2018[6]	11.86	0.13	[7]	0.57	0.70	(0.17)	(0.86)	—	(1.03)	11.53	5.91	[8]	0.80	[9]	0.65	[9]	2.14	[7,9]	2,037	12
08-31-2017	11.12	0.15	[7]	1.29	1.44	(0.16)	(0.54)	—	(0.70)	11.86	13.65		0.79		0.65		1.35	[7]	2,879	36
08-31-2016	11.05	0.17	[7]	0.55	0.72	(0.14)	(0.51)	—	(0.65)	11.12	6.76		0.78		0.65		1.47	[7]	1,822	18
08-31-2015	12.15	0.14	[7]	(0.63)	(0.49)	(0.12)	(0.49)	—	(0.61)	11.05		(4.22)	0.86		0.65		1.20	[7]	2,210	14
08-31-2014	10.62	0.09		1.85	1.94	(0.10)	(0.31)	—	(0.41)	12.15	18.59		1.18		0.73		0.82		3,604	15
08-31-2013	9.82	0.08		1.24	1.32	(0.09)	(0.43)	—	(0.52)	10.62	13.98		1.20		0.73		0.79		3,397	15
CLASS R4
02-28-2018[6]	11.87	0.16	[7]	0.56	0.72	(0.21)	(0.86)	—	(1.07)	11.52	6.12	[8]	0.49	[9]	0.23	[9]	2.64	[7,9]	667	12
08-31-2017	11.14	0.20	[7]	1.27	1.47	(0.20)	(0.54)	—	(0.74)	11.87	13.99		0.50		0.25		1.81	[7]	820	36
08-31-2016	11.07	0.19	[7]	0.57	0.76	(0.18)	(0.51)	—	(0.69)	11.14	7.20		0.48		0.25		1.72	[7]	995	18
08-31-2015	12.16	0.20	[7]	(0.64)	(0.44)	(0.16)	(0.49)	—	(0.65)	11.07		(3.75)	0.71		0.25		1.71	[7]	949	14
08-31-2014	10.63	0.13		1.86	1.99	(0.15)	(0.31)	—	(0.46)	12.16	19.02		1.89		0.33		1.11		1,252	15
08-31-2013	9.83	0.11		1.25	1.36	(0.13)	(0.43)	—	(0.56)	10.63	14.42		2.72		0.33		1.09		747	15
CLASS R5
02-28-2018[6]	11.89	0.18	[7]	0.56	0.74	(0.24)	(0.86)	—	(1.10)	11.53	6.24	[8]	0.20	[9]	0.05	[9]	3.05	[7,9]	1,576	12
08-31-2017	11.16	0.23	[7]	1.26	1.49	(0.22)	(0.54)	—	(0.76)	11.89	14.20		0.19		0.05		2.06	[7]	1,305	36
08-31-2016	11.09	0.25	[7]	0.54	0.79	(0.21)	(0.51)	—	(0.72)	11.16	7.41		0.18		0.05		2.21	[7]	1,775	18
08-31-2015	12.19	0.20	[7]	(0.62)	(0.42)	(0.19)	(0.49)	—	(0.68)	11.09		(3.63)	0.28		0.05		1.74	[7]	2,356	14
08-31-2014	10.65	0.18		1.84	2.02	(0.17)	(0.31)	—	(0.48)	12.19	19.30		0.43		0.13		1.54		2,577	15
08-31-2013	9.85	0.15		1.23	1.38	(0.15)	(0.43)	—	(0.58)	10.65	14.62		0.36		0.13		1.43		5,557	15

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       62

Multimanager 2030 Lifetime Portfolio (continued)
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS R6
02-28-2018[6]	11.89	0.19	[7]	0.55	0.74	(0.24)	(0.86)	—	(1.10)	11.53	6.29	[8]	0.15	[9]	—	[9]	3.13	[7,9]	15,770	12
08-31-2017	11.16	0.20	[7]	1.30	1.50	(0.23)	(0.54)	—	(0.77)	11.89	14.26		0.15		—		1.76	[7]	7,367	36
08-31-2016	11.09	0.16	[7]	0.63	0.79	(0.21)	(0.51)	—	(0.72)	11.16	7.47		0.13		—		1.81	[7]	4,806	18
08-31-2015	12.19	0.22	[7]	(0.64)	(0.42)	(0.19)	(0.49)	—	(0.68)	11.09		(3.58)	0.31		—		1.87	[7]	2,028	14
08-31-2014	10.64	0.17		1.86	2.03	(0.17)	(0.31)	—	(0.48)	12.19	19.47		0.32		0.08		1.44		2,554	15
08-31-2013	9.85	0.07		1.31	1.38	(0.16)	(0.43)	—	(0.59)	10.64	14.57		0.48		0.08		0.66		6,446	15
CLASS 1
02-28-2018[6]	11.90	0.18	[7]	0.56	0.74	(0.24)	(0.86)	—	(1.10)	11.54	6.23	[8]	0.19	[9]	0.05	[9]	3.01	[7,9]	1,094,825	12
08-31-2017	11.16	0.22	[7]	1.28	1.50	(0.22)	(0.54)	—	(0.76)	11.90	14.29		0.18		0.05		1.99	[7]	1,098,168	36
08-31-2016	11.09	0.21	[7]	0.58	0.79	(0.21)	(0.51)	—	(0.72)	11.16	7.41		0.16		0.05		1.89	[7]	1,158,836	18
08-31-2015	12.19	0.20	[7]	(0.62)	(0.42)	(0.19)	(0.49)	—	(0.68)	11.09		(3.63)	0.15		0.05		1.73	[7]	1,144,249	14
08-31-2014	10.65	0.16		1.86	2.02	(0.17)	(0.31)	—	(0.48)	12.19	19.30		0.14		0.13		1.39		1,246,619	15
08-31-2013	9.85	0.14		1.24	1.38	(0.15)	(0.43)	—	(0.58)	10.65	14.58		0.13		0.13		1.37		1,013,152	15

1	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. Accordingly, a significant portion of income is recorded in December.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies during the applicable periods.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.38%-1.23%, 0.41% - 1.22%, 0.53% - 1.20%, 0.53% - 1.23%, 0.50% - 1.29%, and 0.51%-1.47% for the periods ended 2-28-18, 8-31-17, 8-31-16, 8-31-15, 8-31-14, and 8-31-13, respectively.
6	Six months ended 2-28-18. Unaudited.
7	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.02, $0.02, $0.01, and $0.01 per share and 0.20%, 0.20%, 0.13% and 0.10%, for the periods ended 2-28-18, 8-31-17, 8-31-16 and 8-31-15, respectively.
8	Not annualized.
9	Annualized.
10	The inception date for Class I shares is 3-27-15.
11	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       63

Financial highlights continued

Multimanager 2025 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS A
02-28-2018[6]	11.62	0.16	[7]	0.43	0.59	(0.22)	(0.78)	—	(1.00)	11.21	5.06	[8]	0.55	[9]	0.41	[9]	2.79	[7,9]	175,624	14
08-31-2017	11.07	0.20	[7]	1.08	1.28	(0.21)	(0.52)	—	(0.73)	11.62	12.22		0.55		0.42		1.78	[7]	157,054	37
08-31-2016	11.01	0.19	[7]	0.54	0.73	(0.20)	(0.47)	—	(0.67)	11.07	6.91		0.54		0.43		1.76	[7]	110,938	21
08-31-2015	12.04	0.18	[7]	(0.59)	(0.41)	(0.16)	(0.46)	—	(0.62)	11.01		(3.59)	0.53		0.44		1.59	[7]	88,278	15
08-31-2014	10.65	0.14		1.68	1.82	(0.14)	(0.29)	—	(0.43)	12.04	17.38		0.58		0.58		1.18		74,977	15
08-31-2013	9.91	0.12		1.10	1.22	(0.13)	(0.35)	—	(0.48)	10.65	12.71		0.60		0.58		1.18		54,244	17
CLASS I
02-28-2018[6]	11.59	0.15	[7]	0.46	0.61	(0.25)	(0.78)	—	(1.03)	11.17	5.28	[8]	0.25	[9]	0.11	[9]	2.65	[7,9]	226	14
08-31-2017	11.04	0.23	[7]	1.08	1.31	(0.24)	(0.52)	—	(0.76)	11.59	12.61		0.24		0.11		2.05	[7]	165	37
08-31-2016	10.98	0.24	[7]	0.52	0.76	(0.23)	(0.47)	—	(0.70)	11.04	7.26		0.22		0.11		2.16	[7]	97	21
08-31-2015[10]	11.42	0.04	[7]	(0.48)	(0.44)	—	—	—	—	10.98	(3.85	) [8]	0.21	[9]	0.10	[9]	0.83	[7,9]	96	15	[11]
CLASS R1
02-28-2018[6]	11.55	0.15	[7]	0.41	0.56	(0.18)	(0.78)	—	(0.96)	11.15	4.85	[8]	0.84	[9]	0.70	[9]	2.51	[7,9]	4,037	14
08-31-2017	11.01	0.16	[7]	1.07	1.23	(0.17)	(0.52)	—	(0.69)	11.55	11.82		0.86		0.73		1.49	[7]	4,199	37
08-31-2016	10.94	0.20	[7]	0.50	0.70	(0.16)	(0.47)	—	(0.63)	11.01	6.67		0.88		0.75		1.66	[7]	3,999	21
08-31-2015	11.98	0.14	[7]	(0.59)	(0.45)	(0.13)	(0.46)	—	(0.59)	10.94		(3.94)	0.92		0.75		1.19	[7]	5,346	15
08-31-2014	10.60	0.11		1.67	1.78	(0.11)	(0.29)	—	(0.40)	11.98	17.09		1.30		0.83		0.93		4,313	15
08-31-2013	9.87	0.10		1.08	1.18	(0.10)	(0.35)	—	(0.45)	10.60	12.38		1.30		0.83		0.99		2,928	17
CLASS R2
02-28-2018[6]	11.56	0.16	[7]	0.42	0.58	(0.21)	(0.78)	—	(0.99)	11.15	5.00	[8]	0.63	[9]	0.48	[9]	2.72	[7,9]	2,361	14
08-31-2017	11.01	0.16	[7]	1.11	1.27	(0.20)	(0.52)	—	(0.72)	11.56	12.20		0.64		0.50		1.49	[7]	2,593	37
08-31-2016	10.95	0.15	[7]	0.57	0.72	(0.19)	(0.47)	—	(0.66)	11.01	6.85		0.60		0.49		1.51	[7]	1,324	21
08-31-2015	11.99	0.18	[7]	(0.60)	(0.42)	(0.16)	(0.46)	—	(0.62)	10.95		(3.70)	1.02		0.50		1.56	[7]	770	15
08-31-2014	10.60	0.12		1.70	1.82	(0.14)	(0.29)	—	(0.43)	11.99	17.46		2.75		0.58		1.05		912	15
08-31-2013	9.87	0.10		1.11	1.21	(0.13)	(0.35)	—	(0.48)	10.60	12.64		7.20		0.58		1.00		438	17
CLASS R3
02-28-2018[6]	11.56	0.14	[7]	0.43	0.57	(0.19)	(0.78)	—	(0.97)	11.16	4.93	[8]	0.79	[9]	0.63	[9]	2.39	[7,9]	2,741	14
08-31-2017	11.02	0.19	[7]	1.05	1.24	(0.18)	(0.52)	—	(0.70)	11.56	11.92		0.80		0.65		1.73	[7]	3,537	37
08-31-2016	10.95	0.18	[7]	0.53	0.71	(0.17)	(0.47)	—	(0.64)	11.02	6.78		0.77		0.65		1.67	[7]	4,464	21
08-31-2015	12.00	0.18	[7]	(0.63)	(0.45)	(0.14)	(0.46)	—	(0.60)	10.95		(3.92)	0.83		0.65		1.52	[7]	3,676	15
08-31-2014	10.61	0.12		1.68	1.80	(0.12)	(0.29)	—	(0.41)	12.00	17.28		1.11		0.73		1.04		4,784	15
08-31-2013	9.88	0.11		1.08	1.19	(0.11)	(0.35)	—	(0.46)	10.61	12.47		1.14		0.73		1.04		3,710	17
CLASS R4
02-28-2018[6]	11.60	0.16	[7]	0.43	0.59	(0.23)	(0.78)	—	(1.01)	11.18	5.11	[8]	0.50	[9]	0.25	[9]	2.80	[7,9]	722	14
08-31-2017	11.05	0.22	[7]	1.08	1.30	(0.23)	(0.52)	—	(0.75)	11.60	12.45		0.49		0.25		1.99	[7]	785	37
08-31-2016	10.99	0.22	[7]	0.53	0.75	(0.22)	(0.47)	—	(0.69)	11.05	7.11		0.47		0.25		2.00	[7]	418	21
08-31-2015	12.03	0.22	[7]	(0.61)	(0.39)	(0.19)	(0.46)	—	(0.65)	10.99		(3.43)	0.67		0.25		1.91	[7]	397	15
08-31-2014	10.63	0.18		1.68	1.86	(0.17)	(0.29)	—	(0.46)	12.03	17.78		1.51		0.33		1.58		1,388	15
08-31-2013	9.90	0.16		1.07	1.23	(0.15)	(0.35)	—	(0.50)	10.63	12.89		1.40		0.33		1.52		1,408	17
CLASS R5
02-28-2018[6]	11.60	0.18	[7]	0.42	0.60	(0.26)	(0.78)	—	(1.04)	11.16	5.17	[8]	0.20	[9]	0.05	[9]	3.08	[7,9]	1,445	14
08-31-2017	11.05	0.27	[7]	1.05	1.32	(0.25)	(0.52)	—	(0.77)	11.60	12.68		0.19		0.05		2.47	[7]	1,182	37
08-31-2016	10.99	0.23	[7]	0.54	0.77	(0.24)	(0.47)	—	(0.71)	11.05	7.34		0.18		0.05		2.06	[7]	1,926	21
08-31-2015	12.03	0.23	[7]	(0.60)	(0.37)	(0.21)	(0.46)	—	(0.67)	10.99		(3.24)	0.31		0.05		1.96	[7]	2,114	15
08-31-2014	10.63	0.21		1.67	1.88	(0.19)	(0.29)	—	(0.48)	12.03	18.01		0.85		0.13		1.82		1,733	15
08-31-2013	9.90	0.23		1.02	1.25	(0.17)	(0.35)	—	(0.52)	10.63	13.11		0.40		0.13		2.21		2,099	17

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       64

Multimanager 2025 Lifetime Portfolio (continued)
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
Class R6
02-28-2018[6]	11.59	0.19	[7]	0.41	0.60	(0.26)	(0.78)	—	(1.04)	11.15	5.22	[8]	0.16	[9]	—	[9]	3.30	[7,9]	18,701	14
08-31-2017	11.04	0.21	[7]	1.11	1.32	(0.25)	(0.52)	—	(0.77)	11.59	12.75		0.14		—		1.88	[7]	8,987	37
08-31-2016	10.98	0.20	[7]	0.57	0.77	(0.24)	(0.47)	—	(0.71)	11.04	7.40		0.13		—		2.04	[7]	3,830	21
08-31-2015	12.02	0.25	[7]	(0.61)	(0.36)	(0.22)	(0.46)	—	(0.68)	10.98		(3.20)	0.50		—		2.13	[7]	1,007	15
08-31-2014	10.63	0.21		1.66	1.87	(0.19)	(0.29)	—	(0.48)	12.02	17.97		0.29		0.08		1.84		1,067	15
08-31-2013	9.90	0.09		1.17	1.26	(0.18)	(0.35)	—	(0.53)	10.63	13.16		0.43		0.08		0.88		9,211	17
CLASS 1
02-28-2018[6]	11.60	0.18	[7]	0.42	0.60	(0.26)	(0.78)	—	(1.04)	11.16	5.17	[8]	0.20	[9]	0.05	[9]	3.12	[7,9]	1,155,273	14
08-31-2017	11.05	0.25	[7]	1.07	1.32	(0.25)	(0.52)	—	(0.77)	11.60	12.68		0.18		0.05		2.22	[7]	1,176,137	37
08-31-2016	10.99	0.24	[7]	0.53	0.77	(0.24)	(0.47)	—	(0.71)	11.05	7.34		0.16		0.05		2.20	[7]	1,278,028	21
08-31-2015	12.03	0.23	[7]	(0.60)	(0.37)	(0.21)	(0.46)	—	(0.67)	10.99		(3.24)	0.15		0.05		2.02	[7]	1,308,200	15
08-31-2014	10.64	0.19		1.68	1.87	(0.19)	(0.29)	—	(0.48)	12.03	17.89		0.13		0.13		1.65		1,393,300	15
08-31-2013	9.90	0.17		1.09	1.26	(0.17)	(0.35)	—	(0.52)	10.64	13.21		0.13		0.13		1.65		1,147,492	17

1	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. Accordingly, a significant portion of income is recorded in December.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies during the applicable periods.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.38%-1.23%, 0.41% - 1.22%, 0.53% - 1.20%, 0.53% - 1.23%, 0.52%-1.26%, and 0.50%-1.29% for the periods ended 2-28-18, 8-31-17, 8-31-16, 8-31-15, 8-31-14, and 8-31-13, respectively.
6	Six months ended 2-28-18. Unaudited.
7

Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies $0.02, $0.02, $0.01, and $0.01 per share and 0.19%, 0.20%, 0.13% and 0.10%, for the periods ended 2-28-18, 8-31-17, 8-31-16 and 8-31-15, respectively.

8	Not annualized.
9	Annualized.
10	The inception date for Class I shares is 3-27-15.
11	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       65

Financial highlights continued

Multimanager 2020 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS A
02-28-2018[6]	10.93	0.16	[7]	0.27	0.43	(0.23)	(0.67)	—	(0.90)	10.46	3.93	[8]	0.56	[9]	0.41	[9]	2.88	[7,9]	166,871	13
08-31-2017	10.64	0.22	[7]	0.82	1.04	(0.23)	(0.52)	—	(0.75)	10.93	10.42		0.55		0.42		2.05	[7]	144,135	35
08-31-2016	10.69	0.21	[7]	0.47	0.68	(0.23)	(0.50)	—	(0.73)	10.64	6.72		0.54		0.43		2.07	[7]	112,709	20
08-31-2015	11.69	0.22	[7]	(0.60)	(0.38)	(0.19)	(0.43)	—	(0.62)	10.69		(3.38)	0.54		0.44		1.96	[7]	85,398	18
08-31-2014	10.53	0.16		1.47	1.63	(0.18)	(0.29)	—	(0.47)	11.69	15.79		0.59		0.58		1.46		77,843	17
08-31-2013	10.00	0.16		0.88	1.04	(0.17)	(0.34)	—	(0.51)	10.53	10.71		0.60		0.58		1.50		52,733	18
CLASS I
02-28-2018[6]	10.94	0.17	[7]	0.28	0.45	(0.26)	(0.67)	—	(0.93)	10.46	4.14	[8]	0.26	[9]	0.11	[9]	3.23	[7,9]	728	13
08-31-2017	10.65	0.24	[7]	0.83	1.07	(0.26)	(0.52)	—	(0.78)	10.94	10.76		0.24		0.11		2.31	[7]	155	35
08-31-2016	10.69	0.26	[7]	0.46	0.72	(0.26)	(0.50)	—	(0.76)	10.65	7.16		0.23		0.11		2.47	[7]	99	20
08-31-2015[10]	11.07	0.06	[7]	(0.44)	(0.38)	—	—	—	—	10.69	(3.43	) [8]	0.22	[9]	0.10	[9]	1.17	[7,9]	97	18	[11]
CLASS R1
02-28-2018[6]	10.88	0.14	[7]	0.27	0.41	(0.19)	(0.67)	—	(0.86)	10.43	3.79	[8]	0.87	[9]	0.71	[9]	2.52	[7,9]	3,760	13
08-31-2017	10.59	0.17	[7]	0.83	1.00	(0.19)	(0.52)	—	(0.71)	10.88	10.09		0.90		0.75		1.57	[7]	4,253	35
08-31-2016	10.64	0.19	[7]	0.45	0.64	(0.19)	(0.50)	—	(0.69)	10.59	6.38		0.88		0.75		1.79	[7]	3,091	20
08-31-2015	11.64	0.19	[7]	(0.59)	(0.40)	(0.17)	(0.43)	—	(0.60)	10.64		(3.65)	0.93		0.74		1.66	[7]	3,098	18
08-31-2014	10.50	0.14		1.44	1.58	(0.15)	(0.29)	—	(0.44)	11.64	15.36		1.32		0.83		1.23		3,553	17
08-31-2013	9.97	0.14		0.87	1.01	(0.14)	(0.34)	—	(0.48)	10.50	10.48		1.33		0.83		1.34		2,973	18
CLASS R2
02-28-2018[6]	10.89	0.14	[7]	0.28	0.42	(0.22)	(0.67)	—	(0.89)	10.42	3.85	[8]	0.65	[9]	0.49	[9]	2.59	[7,9]	1,436	13
08-31-2017	10.60	0.21	[7]	0.82	1.03	(0.22)	(0.52)	—	(0.74)	10.89	10.37		0.65		0.50		2.02	[7]	1,778	35
08-31-2016	10.65	0.18	[7]	0.49	0.67	(0.22)	(0.50)	—	(0.72)	10.60	6.66		0.62		0.50		1.84	[7]	1,370	20
08-31-2015	11.65	0.21	[7]	(0.59)	(0.38)	(0.19)	(0.43)	—	(0.62)	10.65		(3.40)	0.91		0.49		1.87	[7]	1,105	18
08-31-2014	10.50	0.15		1.47	1.62	(0.18)	(0.29)	—	(0.47)	11.65	15.73		2.24		0.58		1.33		1,233	17
08-31-2013	9.98	0.10		0.93	1.03	(0.17)	(0.34)	—	(0.51)	10.50	10.62		5.81		0.58		0.93		640	18
CLASS R3
02-28-2018[6]	10.89	0.14	[7]	0.27	0.41	(0.20)	(0.67)	—	(0.87)	10.43	3.79	[8]	0.80	[9]	0.63	[9]	2.53	[7,9]	1,505	13
08-31-2017	10.61	0.22	[7]	0.78	1.00	(0.20)	(0.52)	—	(0.72)	10.89	10.09		0.80		0.65		2.10	[7]	2,259	35
08-31-2016	10.65	0.22	[7]	0.44	0.66	(0.20)	(0.50)	—	(0.70)	10.61	6.59		0.78		0.65		1.99	[7]	3,009	20
08-31-2015	11.66	0.20	[7]	(0.60)	(0.40)	(0.18)	(0.43)	—	(0.61)	10.65		(3.63)	0.83		0.65		1.81	[7]	3,419	18
08-31-2014	10.51	0.16		1.45	1.61	(0.17)	(0.29)	—	(0.46)	11.66	15.56		1.12		0.73		1.42		4,269	17
08-31-2013	9.98	0.15		0.87	1.02	(0.15)	(0.34)	—	(0.49)	10.51	10.57		1.07		0.73		1.40		4,378	18
CLASS R4
02-28-2018[6]	10.89	0.17	[7]	0.28	0.45	(0.25)	(0.67)	—	(0.92)	10.42	4.11	[8]	0.49	[9]	0.23	[9]	3.06	[7,9]	360	13
08-31-2017	10.61	0.25	[7]	0.80	1.05	(0.25)	(0.52)	—	(0.77)	10.89	10.55		0.50		0.25		2.35	[7]	513	35
08-31-2016	10.66	0.27	[7]	0.43	0.70	(0.25)	(0.50)	—	(0.75)	10.61	6.94		0.48		0.25		2.52	[7]	870	20
08-31-2015	11.66	0.27	[7]	(0.62)	(0.35)	(0.22)	(0.43)	—	(0.65)	10.66		(3.15)	0.72		0.25		2.41	[7]	1,064	18
08-31-2014	10.51	0.20		1.45	1.65	(0.21)	(0.29)	—	(0.50)	11.66	16.00		2.00		0.33		1.80		1,151	17
08-31-2013	9.99	0.18		0.87	1.05	(0.19)	(0.34)	—	(0.53)	10.51	10.89		2.25		0.33		1.74		891	18
CLASS R5
02-28-2018[6]	10.93	0.18	[7]	0.27	0.45	(0.27)	(0.67)	—	(0.94)	10.44	4.10	[8]	0.21	[9]	0.04	[9]	3.24	[7,9]	5,337	13
08-31-2017	10.64	0.25	[7]	0.83	1.08	(0.27)	(0.52)	—	(0.79)	10.93	10.84		0.20		0.05		2.40	[7]	4,687	35
08-31-2016	10.69	0.27	[7]	0.45	0.72	(0.27)	(0.50)	—	(0.77)	10.64	7.14		0.18		0.05		2.60	[7]	4,130	20
08-31-2015	11.70	0.26	[7]	(0.59)	(0.33)	(0.25)	(0.43)	—	(0.68)	10.69		(3.03)	0.23		0.05		2.35	[7]	4,494	18
08-31-2014	10.55	0.24		1.43	1.67	(0.23)	(0.29)	—	(0.52)	11.70	16.16		0.40		0.13		2.10		3,896	17
08-31-2013	10.02	0.22		0.86	1.08	(0.21)	(0.34)	—	(0.55)	10.55	11.19		0.31		0.13		2.12		6,515	18

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       66

Multimanager 2020 Lifetime Portfolio (continued)
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
Class R6
02-28-2018[6]	10.92	0.18	[7]	0.27	0.45	(0.27)	(0.67)	—	(0.94)	10.43	4.16	[8]	0.17	[9]	—	[9]	3.27	[7,9]	14,831	13
08-31-2017	10.63	0.24	[7]	0.84	1.08	(0.27)	(0.52)	—	(0.79)	10.92	10.92		0.15		—		2.31	[7]	10,285	35
08-31-2016	10.69	0.25	[7]	0.47	0.72	(0.28)	(0.50)	—	(0.78)	10.63	7.11		0.13		—		2.70	[7]	3,713	20
08-31-2015	11.69	0.28	[7]	(0.60)	(0.32)	(0.25)	(0.43)	—	(0.68)	10.69		(2.90)	0.32		—		2.52	[7]	2,285	18
08-31-2014	10.53	0.23		1.45	1.68	(0.23)	(0.29)	—	(0.52)	11.69	16.35		0.30		0.08		2.06		1,745	17
08-31-2013	10.01	0.11		0.96	1.07	(0.21)	(0.34)	—	(0.55)	10.53	11.14		0.46		0.08		1.11		7,360	18
CLASS 1
02-28-2018[6]	10.93	0.18	[7]	0.27	0.45	(0.27)	(0.67)	—	(0.94)	10.44	4.10	[8]	0.20	[9]	0.05	[9]	3.23	[7,9]	780,891	13
08-31-2017	10.64	0.26	[7]	0.82	1.08	(0.27)	(0.52)	—	(0.79)	10.93	10.84		0.18		0.05		2.50	[7]	821,058	35
08-31-2016	10.69	0.27	[7]	0.45	0.72	(0.27)	(0.50)	—	(0.77)	10.64	7.14		0.17		0.05		2.52	[7]	955,449	20
08-31-2015	11.70	0.27	[7]	(0.60)	(0.33)	(0.25)	(0.43)	—	(0.68)	10.69		(3.03)	0.15		0.05		2.39	[7]	1,032,205	18
08-31-2014	10.54	0.22		1.46	1.68	(0.23)	(0.29)	—	(0.52)	11.70	16.27		0.14		0.13		1.95		1,158,072	17
08-31-2013	10.01	0.21		0.87	1.08	(0.21)	(0.34)	—	(0.55)	10.54	11.18		0.13		0.13		2.00		1,004,587	18

1	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. Accordingly, a significant portion of income is recorded in December.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies during the applicable periods.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.38%-1.23%, 0.41% - 1.22%, 0.53% - 1.20%, 0.53%-1.23%, 0.53%-1.26% and 0.50%-1.29% the periods ended 2-28-18, 8-31-17, 8-31-16, 8-31-15, 8-31-14 and 8-31-13, respectively.
6	Six months ended 2-28-18. Unaudited.
7	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.02, $0.02, $0.02 and $0.01 per share and 0.20%, 0.21%, 0.14% and 0.12%, for the periods ended 2-28-18, 8-31-17, 8-31-16 and 8-31-15, respectively.
8	Not annualized.
9	Annualized.
10	The inception date for Class I shares is 3-27-15.
11	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       67

Financial highlights continued

Multimanager 2015 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS A
02-28-2018[6]	10.13	0.15	[7]	0.15	0.30	(0.24)	(0.59)	—	(0.83)	9.60	2.94	[8]	0.59	[9]	0.41	[9]	2.99	[7,9]	97,797	12
08-31-2017	10.02	0.22	[7]	0.60	0.82	(0.24)	(0.47)	—	(0.71)	10.13	8.81		0.58		0.42		2.26	[7]	90,426	38
08-31-2016	10.25	0.22	[7]	0.41	0.63	(0.25)	(0.61)	—	(0.86)	10.02	6.63		0.56		0.43		2.32	[7]	73,985	19
08-31-2015	11.35	0.24	[7]	(0.58)	(0.34)	(0.23)	(0.53)	—	(0.76)	10.25		(3.13)	0.55		0.44		2.26	[7]	62,597	16
08-31-2014	10.43	0.19		1.23	1.42	(0.21)	(0.29)	—	(0.50)	11.35	13.93		0.59		0.58		1.74		61,465	20
08-31-2013	9.96	0.19		0.66	0.85	(0.20)	(0.18)	—	(0.38)	10.43	8.78		0.61		0.59		1.80		43,192	20
CLASS I
02-28-2018[6]	10.14	0.17	[7]	0.15	0.32	(0.27)	(0.59)	—	(0.86)	9.60	3.13	[8]	0.29	[9]	0.11	[9]	3.39	[7,9]	433	12
08-31-2017	10.02	0.22	[7]	0.65	0.87	(0.28)	(0.47)	—	(0.75)	10.14	9.27		0.27		0.11		2.27	[7]	369	38
08-31-2016	10.25	0.27	[7]	0.39	0.66	(0.28)	(0.61)	—	(0.89)	10.02	6.98		0.25		0.11		2.74	[7]	95	19
08-31-2015[10]	10.58	0.06	[7]	(0.39)	(0.33)	—	—	—	—	10.25	(3.12	) [8]	0.23	[9]	0.10	[9]	1.40	[9,7]	97	16	[11]
CLASS R1
02-28-2018[6]	10.09	0.13	[7]	0.16	0.29	(0.21)	(0.59)	—	(0.80)	9.58	2.81	[8]	0.89	[9]	0.70	[9]	2.61	[7,9]	1,454	12
08-31-2017	9.98	0.19	[7]	0.60	0.79	(0.21)	(0.47)	—	(0.68)	10.09	8.48		0.93		0.75		1.98	[7]	1,867	38
08-31-2016	10.21	0.20	[7]	0.40	0.60	(0.22)	(0.61)	—	(0.83)	9.98	6.29		0.90		0.75		2.05	[7]	2,200	19
08-31-2015	11.32	0.19	[7]	(0.57)	(0.38)	(0.20)	(0.53)	—	(0.73)	10.21		(3.48)	1.07		0.75		1.82	[7]	2,238	16
08-31-2014	10.40	0.18		1.22	1.40	(0.19)	(0.29)	—	(0.48)	11.32	13.69		2.09		0.83		1.63		1,184	20
08-31-2013	9.93	0.17		0.66	0.83	(0.18)	(0.18)	—	(0.36)	10.40	8.53		1.86		0.84		1.69		1,276	20
CLASS R2
02-28-2018[6]	10.09	0.09	[7]	0.21	0.30	(0.23)	(0.59)	—	(0.82)	9.57	2.87	[8]	0.65	[9]	0.47	[9]	1.80	[7,9]	63	12
08-31-2017	9.98	0.19	[7]	0.63	0.82	(0.24)	(0.47)	—	(0.71)	10.09	8.88		0.66		0.50		1.94	[7]	584	38
08-31-2016	10.22	0.23	[7]	0.39	0.62	(0.25)	(0.61)	—	(0.86)	9.98	6.54		0.65		0.50		2.17	[7]	158	19
08-31-2015	11.33	0.25	[7]	(0.60)	(0.35)	(0.23)	(0.53)	—	(0.76)	10.22		(3.23)	1.81		0.50		2.33	[7]	143	16
08-31-2014	10.41	0.18		1.24	1.42	(0.21)	(0.29)	—	(0.50)	11.33	13.96		5.76		0.58		1.62		366	20
08-31-2013	9.94	0.16		0.69	0.85	(0.20)	(0.18)	—	(0.38)	10.41	8.79		10.80		0.59		1.53		194	20
CLASS R3
02-28-2018[6]	10.10	0.13	[7]	0.16	0.29	(0.22)	(0.59)	—	(0.81)	9.58	2.81	[8]	0.84	[9]	0.64	[9]	2.59	[7,9]	2,520	12
08-31-2017	9.98	0.23	[7]	0.58	0.81	(0.22)	(0.47)	—	(0.69)	10.10	8.70		0.82		0.65		2.31	[7]	3,126	38
08-31-2016	10.21	0.23	[7]	0.38	0.61	(0.23)	(0.61)	—	(0.84)	9.98	6.40		0.80		0.65		2.25	[7]	5,620	19
08-31-2015	11.32	0.22	[7]	(0.59)	(0.37)	(0.21)	(0.53)	—	(0.74)	10.21		(3.38)	0.82		0.65		2.04	[7]	6,405	16
08-31-2014	10.41	0.18		1.22	1.40	(0.20)	(0.29)	—	(0.49)	11.32	13.69		1.03		0.73		1.62		6,277	20
08-31-2013	9.93	0.18		0.67	0.85	(0.19)	(0.18)	—	(0.37)	10.41	8.75		1.03		0.74		1.73		5,628	20
CLASS R4
02-28-2018[6]	10.11	0.16	[7]	0.15	0.31	(0.26)	(0.59)	—	(0.85)	9.57	3.01	[8]	0.54	[9]	0.25	[9]	3.18	[7,9]	99	12
08-31-2017	10.00	0.25	[7]	0.59	0.84	(0.26)	(0.47)	—	(0.73)	10.11	9.04		0.52		0.25		2.54	[7]	95	38
08-31-2016	10.23	0.26	[7]	0.39	0.65	(0.27)	(0.61)	—	(0.88)	10.00	6.85		0.49		0.25		2.63	[7]	109	19
08-31-2015	11.34	0.26	[7]	(0.58)	(0.32)	(0.26)	(0.53)	—	(0.79)	10.23		(2.98)	1.51		0.25		2.43	[7]	182	16
08-31-2014	10.43	0.22		1.22	1.44	(0.24)	(0.29)	—	(0.53)	11.34	14.11		6.96		0.33		2.03		251	20
08-31-2013	9.95	0.18		0.71	0.89	(0.23)	(0.18)	—	(0.41)	10.43	9.16		13.15		0.34		1.78		160	20
CLASS R5
02-28-2018[6]	10.14	0.17	[7]	0.15	0.32	(0.28)	(0.59)	—	(0.87)	9.59	3.09	[8]	0.24	[9]	0.05	[9]	3.42	[7,9]	1,158	12
08-31-2017	10.02	0.26	[7]	0.61	0.87	(0.28)	(0.47)	—	(0.75)	10.14	9.34		0.22		0.05		2.61	[7]	1,292	38
08-31-2016	10.26	0.30	[7]	0.36	0.66	(0.29)	(0.61)	—	(0.90)	10.02	6.96		0.20		0.05		2.78	[7]	1,442	19
08-31-2015	11.37	0.28	[7]	(0.58)	(0.30)	(0.28)	(0.53)	—	(0.81)	10.26		(2.77)	0.36		0.05		2.62	[7]	1,767	16
08-31-2014	10.45	0.26		1.21	1.47	(0.26)	(0.29)	—	(0.55)	11.37	14.40		1.13		0.13		2.41		1,360	20
08-31-2013	9.97	0.29		0.62	0.91	(0.25)	(0.18)	—	(0.43)	10.45	9.35		0.54		0.14		2.76		1,662	20

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       68

Multimanager 2015 Lifetime Portfolio (continued)
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
Class R6
02-28-2018[6]	10.14	0.17	[7]	0.15	0.32	(0.28)	(0.59)	—	(0.87)	9.59	3.13	[8]	0.19	[9]	—	[9]	3.34	[7,9]	6,923	12
08-31-2017	10.03	0.23	[7]	0.64	0.87	(0.29)	(0.47)	—	(0.76)	10.14	9.29		0.17		—		2.39	[7]	3,109	38
08-31-2016	10.26	0.26	[7]	0.41	0.67	(0.29)	(0.61)	—	(0.90)	10.03	7.11		0.15		—		3.10	[7]	830	19
08-31-2015	11.37	0.31	[7]	(0.60)	(0.29)	(0.29)	(0.53)	—	(0.82)	10.26		(2.72)	0.89		—		2.88	[7]	394	16
08-31-2014	10.45	0.27		1.20	1.47	(0.26)	(0.29)	—	(0.55)	11.37	14.46		0.50		0.08		2.48		656	20
08-31-2013	9.97	0.16		0.75	0.91	(0.25)	(0.18)	—	(0.43)	10.45	9.40		0.65		0.09		1.53		4,406	20
CLASS 1
02-28-2018[6]	10.14	0.17	[7]	0.15	0.32	(0.28)	(0.59)	—	(0.87)	9.59	3.09	[8]	0.23	[9]	0.05	[9]	3.31	[7,9]	290,774	12
08-31-2017	10.02	0.27	[7]	0.60	0.87	(0.28)	(0.47)	—	(0.75)	10.14	9.34		0.21		0.05		2.70	[7]	324,331	38
08-31-2016	10.26	0.29	[7]	0.37	0.66	(0.29)	(0.61)	—	(0.90)	10.02	6.96		0.18		0.05		2.79	[7]	410,447	19
08-31-2015	11.37	0.29	[7]	(0.59)	(0.30)	(0.28)	(0.53)	—	(0.81)	10.26		(2.77)	0.16		0.05		2.69	[7]	486,633	16
08-31-2014	10.45	0.25		1.22	1.47	(0.26)	(0.29)	—	(0.55)	11.37	14.40		0.14		0.13		2.27		602,569	20
08-31-2013	9.97	0.24		0.67	0.91	(0.25)	(0.18)	—	(0.43)	10.45	9.35		0.14		0.14		2.32		592,173	20

1	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. Accordingly, a significant portion of income is recorded in December.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies during the applicable periods.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.38%-1.23%, 0.41%-1.22%, 0.53%-1.20%,0.53%-1.23%, 0.52%-1.26% and 0.50%-1.29% for the periods ended 2-28-18, 8-31-17, 8-31-16, 8-31-15, 8-31-14 and 8-31-13, respectively.
6	Six months ended 2-28-18. Unaudited.
7	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.02, $0.02, $0.02 and $0.01 per share and 0.21%, 0.22%, 0.15% and 0.12%, for the periods ended 2-28-18, 8-31-17, 8-31-16 and 8-31-15, respectively.
8	Not annualized.
9	Annualized.
10	The inception date for Class I shares is 3-27-15.
11	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       69

Financial highlights continued

Multimanager 2010 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS A
02-28-2018[6]	9.54	0.14	[7]	0.09	0.23	(0.24)	(0.40)	—	(0.64)	9.13	2.30	[8]	0.62	[9]	0.41	[9]	3.05	[7,9]	48,164	13
08-31-2017	9.49	0.22	[7]	0.46	0.68	(0.24)	(0.39)	—	(0.63)	9.54	7.71		0.61		0.42		2.38	[7]	47,800	39
08-31-2016	9.59	0.24	[7]	0.36	0.60	(0.26)	(0.44)	—	(0.70)	9.49	6.63		0.59		0.43		2.55	[7]	42,691	20
08-31-2015	10.57	0.25	[7]	(0.55)	(0.30)	(0.25)	(0.43)	—	(0.68)	9.59		(2.97)	0.57		0.44		2.50	[7]	41,187	16
08-31-2014	9.97	0.21		0.98	1.19	(0.22)	(0.37)	—	(0.59)	10.57	12.33		0.60		0.59		2.00		39,227	23
08-31-2013	10.11	0.20		0.51	0.71	(0.24)	(0.61)	—	(0.85)	9.97	7.40		0.63		0.59		2.03		35,013	18
CLASS I
02-28-2018[6]	9.55	0.15	[7]	0.08	0.23	(0.26)	(0.40)	—	(0.66)	9.12	2.38	[8]	0.33	[9]	0.11	[9]	3.14	[7,9]	147	13
08-31-2017	9.49	0.23	[7]	0.49	0.72	(0.27)	(0.39)	—	(0.66)	9.55	8.17		0.30		0.11		2.51	[7]	202	39
08-31-2016	9.60	0.27	[7]	0.35	0.62	(0.29)	(0.44)	—	(0.73)	9.49	6.87		0.27		0.11		2.91	[7]	96	20
08-31-2015[10]	9.88	0.07	[7]	(0.35)	(0.28)	—	—	—	—	9.60	(2.83	) [8]	0.26	[9]	0.11	[9]	1.61	[9,7]	97	16	[11]
CLASS R1
02-28-2018[6]	9.50	0.13	[7]	0.08	0.21	(0.21)	(0.40)	—	(0.61)	9.10	2.13	[8]	0.85	[9]	0.63	[9]	2.79	[7,9]	520	13
08-31-2017	9.44	0.18	[7]	0.49	0.67	(0.22)	(0.39)	—	(0.61)	9.50	7.53		0.89		0.70		1.93	[7]	653	39
08-31-2016	9.55	0.21	[7]	0.35	0.56	(0.23)	(0.44)	—	(0.67)	9.44	6.20		0.88		0.71		2.26	[7]	486	20
08-31-2015	10.53	0.22	[7]	(0.55)	(0.33)	(0.22)	(0.43)	—	(0.65)	9.55		(3.24)	1.39		0.75		2.17	[7]	531	16
08-31-2014	9.93	0.17		1.00	1.17	(0.20)	(0.37)	—	(0.57)	10.53	12.11		4.01		0.84		1.65		531	23
08-31-2013	10.08	0.18		0.49	0.67	(0.21)	(0.61)	—	(0.82)	9.93	7.05		4.34		0.84		1.82		387	18
CLASS R2
02-28-2018[6]	9.53	0.14	[7]	0.09	0.23	(0.23)	(0.40)	—	(0.63)	9.13	2.21	[8]	0.72	[9]	0.50	[9]	2.88	[7,9]	263	13
08-31-2017	9.47	0.16	[7]	0.53	0.69	(0.24)	(0.39)	—	(0.63)	9.53	7.75		0.67		0.48		1.71	[7]	522	39
08-31-2016	9.59	0.59	[7]	(0.02)	0.57	(0.25)	(0.44)	—	(0.69)	9.47	6.33		0.71		0.50		4.18	[7]	70	20
08-31-2015	10.57	0.25	[7]	(0.55)	(0.30)	(0.25)	(0.43)	—	(0.68)	9.59		(2.97)	1.22		0.50		2.49	[7]	561	16
08-31-2014	9.96	0.21		0.99	1.20	(0.22)	(0.37)	—	(0.59)	10.57	12.45		2.81		0.59		1.99		681	23
08-31-2013	10.11	0.15		0.55	0.70	(0.24)	(0.61)	—	(0.85)	9.96	7.30		6.04		0.59		1.50		613	18
CLASS R3
02-28-2018[6]	9.51	0.12	[7]	0.09	0.21	(0.21)	(0.40)	—	(0.61)	9.11	2.18	[8]	0.87	[9]	0.65	[9]	2.59	[7,9]	151	13
08-31-2017	9.45	0.22	[7]	0.45	0.67	(0.22)	(0.39)	—	(0.61)	9.51	7.60		0.85		0.65		2.36	[7]	254	39
08-31-2016	9.56	0.32	[7]	0.25	0.57	(0.24)	(0.44)	—	(0.68)	9.45	6.30		0.83		0.65		3.01	[7]	598	20
08-31-2015	10.55	0.23	[7]	(0.56)	(0.33)	(0.23)	(0.43)	—	(0.66)	9.56		(3.23)	1.01		0.65		2.27	[7]	1,183	16
08-31-2014	9.94	0.19		1.00	1.19	(0.21)	(0.37)	—	(0.58)	10.55	12.31		2.09		0.74		1.82		1,200	23
08-31-2013	10.09	0.22		0.46	0.68	(0.22)	(0.61)	—	(0.83)	9.94	7.16		1.74		0.74		2.13		1,124	18
CLASS R4
02-28-2018[6]	9.54	0.15	[7]	0.08	0.23	(0.25)	(0.40)	—	(0.65)	9.12	2.35	[8]	0.50	[9]	0.18	[9]	3.27	[7,9]	252	13
08-31-2017	9.48	0.25	[7]	0.46	0.71	(0.26)	(0.39)	—	(0.65)	9.54	8.03		0.56		0.25		2.71	[7]	247	39
08-31-2016	9.59	0.24	[7]	0.37	0.61	(0.28)	(0.44)	—	(0.72)	9.48	6.73		0.53		0.25		2.65	[7]	980	20
08-31-2015	10.58	0.25	[7]	(0.54)	(0.29)	(0.27)	(0.43)	—	(0.70)	9.59		(2.82)	0.85		0.24		2.47	[7]	879	16
08-31-2014	9.97	0.23		1.00	1.23	(0.25)	(0.37)	—	(0.62)	10.58	12.72		3.39		0.34		2.21		607	23
08-31-2013	10.12	0.24		0.48	0.72	(0.26)	(0.61)	—	(0.87)	9.97	7.57		3.75		0.34		2.41		445	18
CLASS R5
02-28-2018[6]	9.55	0.16	[7]	0.08	0.24	(0.27)	(0.40)	—	(0.67)	9.12	2.44	[8]	0.28	[9]	0.05	[9]	3.45	[7,9]	154	13
08-31-2017	9.50	0.25	[7]	0.47	0.72	(0.28)	(0.39)	—	(0.67)	9.55	8.13		0.25		0.05		2.74	[7]	364	39
08-31-2016	9.61	0.30	[7]	0.33	0.63	(0.30)	(0.44)	—	(0.74)	9.50	6.95		0.23		0.05		3.07	[7]	266	20
08-31-2015	10.59	0.30	[7]	(0.56)	(0.26)	(0.29)	(0.43)	—	(0.72)	9.61		(2.52)	1.20		0.04		2.95	[7]	233	16
08-31-2014	9.98	0.28		0.97	1.25	(0.27)	(0.37)	—	(0.64)	10.59	12.93		1.81		0.14		2.75		213	23
08-31-2013	10.13	0.29		0.45	0.74	(0.28)	(0.61)	—	(0.89)	9.98	7.78		0.58		0.15		2.87		1,085	18

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       70

Multimanager 2010 Lifetime Portfolio (continued)
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
Class R6
02-28-2018[6]	9.56	0.17	[7]	0.07	0.24	(0.27)	(0.40)	—	(0.67)	9.13	2.49	[8]	0.23	[9]	—	[9]	3.52	[7,9]	3,993	13
08-31-2017	9.50	0.22	[7]	0.51	0.73	(0.28)	(0.39)	—	(0.67)	9.56	8.29		0.20		—		2.40	[7]	2,044	39
08-31-2016	9.61	0.62	[7]	0.01	0.63	(0.30)	(0.44)	—	(0.74)	9.50	7.01		0.18		—		4.33	[7]	67	20
08-31-2015	10.60	0.31	[7]	(0.57)	(0.26)	(0.30)	(0.43)	—	(0.73)	9.61		(2.56)	1.04		—		3.06	[7]	171	16
08-31-2014	9.99	0.27		0.98	1.25	(0.27)	(0.37)	—	(0.64)	10.60	12.97		0.58		0.09		2.57		506	23
08-31-2013	10.13	0.15		0.61	0.76	(0.29)	(0.61)	—	(0.90)	9.99	7.92		0.96		0.09		1.58		3,149	18
CLASS 1
02-28-2018[6]	9.56	0.16	[7]	0.08	0.24	(0.27)	(0.40)	—	(0.67)	9.13	2.44	[8]	0.27	[9]	0.05	[9]	3.36	[7,9]	174,146	13
08-31-2017	9.50	0.26	[7]	0.47	0.73	(0.28)	(0.39)	—	(0.67)	9.56	8.24		0.24		0.05		2.83	[7]	193,321	39
08-31-2016	9.61	0.29	[7]	0.34	0.63	(0.30)	(0.44)	—	(0.74)	9.50	6.95		0.21		0.05		2.96	[7]	233,197	20
08-31-2015	10.60	0.30	[7]	(0.57)	(0.27)	(0.29)	(0.43)	—	(0.72)	9.61		(2.61)	0.17		0.05		2.96	[7]	268,891	16
08-31-2014	9.99	0.25		1.00	1.25	(0.27)	(0.37)	—	(0.64)	10.60	12.92		0.14		0.14		2.46		352,261	23
08-31-2013	10.13	0.26		0.49	0.75	(0.28)	(0.61)	—	(0.89)	9.99	7.88		0.14		0.14		2.60		353,914	18

1	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. Accordingly, a significant portion of income is recorded in December.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies during the applicable periods.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.38%-1.23%, 0.41%-1.22%, 0.53%-1.20%,0.53%-1.23%, 0.52%-1.26% and 0.50%-1.29% for the periods ended 2-28-18, 8-31-17, 8-31-16, 8-31-15, 8-31-14 and 8-31-13, respectively.
6	Six months ended 2-28-18. Unaudited.
7	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.02, $0.02, $0.02 and $0.01 per share and 0.23%, 0.24%, 0.17% and 0.14% for periods ended 2-28-18, 8-31-17, 8-31-16 and 8-31-15, respectively.
8	Not annualized.
9	Annualized.
10	The inception date for Class I shares is 3-27-15.
11	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       71

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Funds II (the Trust) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series, eleven of which (collectively, Multimanager Lifetime Portfolios, or the portfolios, and each individually, the portfolio) are presented in this report. The Multimanager Lifetime Portfolios are series of the Trust and operate as "funds of funds" that may invest in other series of the Trust, other funds in John Hancock group of funds complex, non-John Hancock funds and certain other investments.

The portfolios may offer multiple classes of shares. The shares currently offered by the portfolios are detailed in the Statements of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation (MFC). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees if any, and transfer agent fees for each class may differ.

The investment objective of each portfolio is to seek high total return through the portfolio's target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.

The accounting policies of the John Hancock underlying funds in which the portfolios invest are outlined in the underlying funds' shareholder reports, which include the underlying funds' financial statements, available without charge by calling 800-344-1029 or visiting jhinvestments.com, on the Securities and Exchange Commission (SEC) website at sec.gov or at the SEC's public reference room in Washington, D.C. The underlying funds are not covered by this report.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the portfolios' Valuation Policies and Procedures.

In order to value the securities, the portfolios use the following valuation techniques: Investments by the portfolios in underlying affiliated funds and/or other open-end management investment companies are valued at their respective NAVs each business day.

The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the portfolio's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of February 28, 2018, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Income and capital gain distributions from underlying funds are recorded on ex-date.

Line of credit. The portfolios may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolio's custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The portfolios and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the portfolios can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating portfolio based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statements of operations. For the six months ended February 28, 2018, the portfolios had no borrowings under the line of credit.

Commitment fees for the six months ended February 28, 2018 were as follows:

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       72

Portfolio	Commitment fee
Multimanager 2060 Lifetime Portfolio	$1,240
Multimanager 2055 Lifetime Portfolio	1,342
Multimanager 2050 Lifetime Portfolio	1,542
Multimanager 2045 Lifetime Portfolio	1,908
Multimanager 2040 Lifetime Portfolio	1,959
Multimanager 2035 Lifetime Portfolio	2,157
Multimanager 2030 Lifetime Portfolio	2,348
Multimanager 2025 Lifetime Portfolio	2,414
Multimanager 2020 Lifetime Portfolio	2,113
Multimanager 2015 Lifetime Portfolio	1,607
Multimanager 2010 Lifetime Portfolio	1,445

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolio's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of August 31, 2017, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

For federal income tax purposes, the costs of investments owned on February 28, 2018, including short-term investments, were as follows:

Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Multimanager 2060 Lifetime Portfolio	$39,207,663	$945,681	($666,466)	$279,215
Multimanager 2055 Lifetime Portfolio	159,400,287	7,651,268	(1,024,081)	6,627,187
Multimanager 2050 Lifetime Portfolio	364,095,364	32,959,076	(1,801,256)	31,157,820
Multimanager 2045 Lifetime Portfolio	657,573,039	152,495,271	(3,099,510)	149,395,761
Multimanager 2040 Lifetime Portfolio	719,184,655	159,254,179	(3,529,817)	155,724,362
Multimanager 2035 Lifetime Portfolio	915,262,485	190,142,269	(4,349,134)	185,793,135
Multimanager 2030 Lifetime Portfolio	1,109,003,088	203,779,424	(5,982,888)	197,796,536
Multimanager 2025 Lifetime Portfolio	1,188,849,681	179,953,505	(7,528,477)	172,425,028
Multimanager 2020 Lifetime Portfolio	871,255,140	110,229,557	(5,743,802)	104,485,755
Multimanager 2015 Lifetime Portfolio	364,573,562	39,264,372	(2,609,421)	36,654,951
Multimanager 2010 Lifetime Portfolio	211,319,604	18,091,633	(1,633,577)	16,458,056

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare and pay dividends and capital gain distributions, if any, annually.

Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Short-term gains from underlying funds are treated as ordinary income for tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       73

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, wholly owned subsidiaries of MFC.

Management fee. The portfolios have an investment management agreement with the Advisor under which the portfolios pay a daily management fee to the Advisor. Aggregate net assets include the net assets of the portfolios, similar portfolios of John Hancock Variable Insurance Trust (JHVIT), and similar portfolios of the Trust. JHVIT funds are advised by an affiliate of the Advisor, John Hancock Investment Management Services, LLC, and are distributed by an affiliate of the Advisor, John Hancock Distributors, LLC. The advisor has subadvisory agreements with John Hancock Asset Management a division of Manulife Asset Management (North America) Limited and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, which are indirectly wholly owned subsidiaries of MFC and affiliates of the Advisor, act as subadvisors to the portfolios. The portfolios are not responsible for payment of the subadvisory fees.

The management fee has two components: (1) a fee on assets invested in a fund of the Trust or John Hancock Funds III (JHF III) (Assets in a fund of the Trust or JHF III); and (2) a fee on assets invested in investments other than a fund of the Trust or JHF III (Other assets).

Management fees are determined in accordance with the following schedule:

	First $7.5 billion of aggregate net assets	Excess over $7.5 billion of aggregate net assets
Assets in a fund of the Trust or JHF III	0.060%	0.050%
Other assets	0.510%	0.500%

Expense reimbursements. The Advisor has contractually agreed to reduce its management fee and/or make payment to each portfolio in an amount equal to the amount by which "Other expenses" of each portfolio exceed 0.05% of the average net assets on an annualized basis of each portfolio. "Other expenses" means all of the expenses of each portfolio, excluding certain expenses such as management fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of each portfolio's business, class specific fees, underlying fund expenses (acquired fund fees), and short dividend expense. The expense limitation agreement expires on December 31, 2018, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of each portfolio, including Rule 12b-1 fees, transfer agency fees and service fees, and shareholder servicing fees, and all other class level expenses, as applicable, to the extent they exceed 0.00% of average net assets (on an annualized basis) attributable to Class R6 shares (the class expense waiver). The current expense limitation agreement expires on December 31, 2018, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Prior to January 1, 2018, the Advisor had contractually agreed to waive and/or reimburse all class-specific expenses for Class R1, Class R2, Class R3, Class R4, and Class R5 shares of each portfolio, including Rule 12b-1 fees, transfer agency fees and service fees, and shareholder servicing fees, and all other class level expenses, as applicable, to the extent they exceed 0.75%, 0.50%, 0.65%, 0.25%, and 0.05% of average net assets (on an annualized basis) attributable to Class R1, Class R2, Class R3, Class R4, and Class R5 shares (the class expense waiver).

Effective January 1, 2018, the Advisor has contractually agreed to waive its management fees and/or reimburse certain expenses including underlying fund expenses (acquired fund fees) to reduce the total annual portfolio operating expenses by the amount indicated below of the respective portfolio's average net assets. This expense limitation agreement expires on December 31, 2018, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Portfolio		Portfolio
Multimanager 2060 Lifetime Portfolio	0.31%	Multimanager 2030 Lifetime Portfolio	0.31%
Multimanager 2055 Lifetime Portfolio	0.30%	Multimanager 2025 Lifetime Portfolio	0.30%
Multimanager 2050 Lifetime Portfolio	0.29%	Multimanager 2020 Lifetime Portfolio	0.31%
Multimanager 2045 Lifetime Portfolio	0.30%	Multimanager 2015 Lifetime Portfolio	0.34%
Multimanager 2040 Lifetime Portfolio	0.30%	Multimanager 2010 Lifetime Portfolio	0.36%
Multimanager 2035 Lifetime Portfolio	0.29%

Prior to January 1, 2018, these waivers were as follows:

Portfolio		Portfolio
Multimanager 2060 Lifetime Portfolio	0.29%	Multimanager 2030 Lifetime Portfolio	0.29%
Multimanager 2055 Lifetime Portfolio	0.29%	Multimanager 2025 Lifetime Portfolio	0.29%
Multimanager 2050 Lifetime Portfolio	0.29%	Multimanager 2020 Lifetime Portfolio	0.31%
Multimanager 2045 Lifetime Portfolio	0.29%	Multimanager 2015 Lifetime Portfolio	0.33%
Multimanager 2040 Lifetime Portfolio	0.29%	Multimanager 2010 Lifetime Portfolio	0.35%
Multimanager 2035 Lifetime Portfolio	0.29%

Payments under this arrangement are intended to reimburse the portfolios for indirect net expenses associated with the portfolios' investments in underlying funds. Amounts received in excess of portfolio level operating expenses are included as Other income received from advisor in the Statements of operations.

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       74

Prior to January 1, 2018, the Advisor contractually agreed to waive its management fees and/or reduce expenses by 0.002% of each portfolio's average net assets.

Additionally, the Advisor has voluntarily agreed to waive its management fee for each portfolio so that the aggregate management fee retained by the Advisor with respect to both the portfolio and its underlying investments (after payment of subadvisory fees) does not exceed 0.51% of the portfolio's first $7.5 billion of average annual net assets and 0.50% of the portfolio's average annual net assets in excess of $7.5 billion. The Advisor may terminate this voluntary waiver at any time upon notice to the Trust.

For the six months ended February 28, 2018, the expense reductions under these agreements amounted to the following and reflected as a reduction of total expenses in the Statements of operations:

	Expense reimbursement by class
Portfolio	Class A	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1	Total
Multimanager 2060 Lifetime Portfolio	$3,574	$371	$371	$410	$371	$388	$604	$2,010	$112,910	$121,009
Multimanager 2055 Lifetime Portfolio	11,313	110	112	336	241	112	307	1,331	183,904	197,766
Multimanager 2050 Lifetime Portfolio	40,804	81	1,017	743	909	479	168	4,251	276,759	325,211
Multimanager 2045 Lifetime Portfolio	76,116	77	1,409	1,395	986	310	1,673	5,805	482,970	570,741
Multimanager 2040 Lifetime Portfolio	83,549	84	1,845	775	1,537	268	727	5,757	518,534	613,076
Multimanager 2035 Lifetime Portfolio	95,415	240	4,272	1,266	1,521	399	660	8,480	645,184	757,437
Multimanager 2030 Lifetime Portfolio	121,937	236	3,241	1,812	1,936	580	1,096	9,134	772,952	912,924
Multimanager 2025 Lifetime Portfolio	121,440	164	3,079	1,961	2,497	596	1,009	11,852	846,027	988,625
Multimanager 2020 Lifetime Portfolio	119,478	371	3,377	1,191	1,630	415	4,022	10,894	621,980	763,358
Multimanager 2015 Lifetime Portfolio	86,092	370	1,668	327	2,588	94	1,234	4,955	277,317	374,645
Multimanager 2010 Lifetime Portfolio	52,533	199	570	479	191	286	353	3,785	200,496	258,892

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended February 28, 2018 were equivalent to a net annual effective rate of 0.00% of the portfolios' average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended February 28, 2018 amounted to an annual rate of 0.02% of the portfolio's average daily net assets.

Distribution and service plans. The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans with respect to Class A, Class R1, Class R2, Class R3, Class R4 and Class 1 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolio. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4 and Class R5 shares, the portfolios pay for certain other services. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios' shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R4	0.25%	0.10%
Class R1	0.50%	0.25%	Class R5	—	0.05%
Class R2	0.25%	0.25%	Class 1	0.05%	—
Class R3	0.50%	0.15%

The portfolios' Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on December 31, 2018, unless renewed by mutual agreement of the portfolios and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to the following for Class R4 shares for the six months ended February 28, 2018:

Portfolio	Class R4
Multimanager 2060 Lifetime Portfolio	$49
Multimanager 2055 Lifetime Portfolio	45
Multimanager 2050 Lifetime Portfolio	282
Multimanager 2045 Lifetime Portfolio	208
Multimanager 2040 Lifetime Portfolio	179
Multimanager 2035 Lifetime Portfolio	270

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       75

Portfolio	Class R4
Multimanager 2030 Lifetime Portfolio	$388
Multimanager 2025 Lifetime Portfolio	388
Multimanager 2020 Lifetime Portfolio	257
Multimanager 2015 Lifetime Portfolio	49
Multimanager 2010 Lifetime Portfolio	126

Sales charges. Class A shares are assessed up-front sales charges of up to 5.00% of net asset value for such shares. The following table summarizes the net up-front sales charges received by the Distributor during the six months ended February 28, 2018:

	Multimanager Lifetime 2060 Portfolio	Multimanager Lifetime 2055 Portfolio	Multimanager Lifetime 2050 Portfolio	Multimanager Lifetime 2045 Portfolio	Multimanager Lifetime 2040 Portfolio	Multimanager Lifetime 2035 Portfolio	Multimanager Lifetime 2030 Portfolio	Multimanager Lifetime 2025 Portfolio	Multimanager Lifetime 2020 Portfolio	Multimanager Lifetime 2015 Portfolio	Multimanager Lifetime 2010 Portfolio
Net Sales Charges	$1,666	$3,052	$7,117	$12,836	$10,988	$19,883	$19,569	$11,907	$15,222	$898	$1,390
Retained for Printing Prospectuses, advertising and sales literature	266	498	1,098	1,688	1,554	2,901	3,266	1,825	2,574	107	188
Sales commissions to unrelated broker-dealers	1,185	2,540	5,547	9,941	8,617	16,558	16,000	9,957	12,648	791	1,202
Sales commissions to affiliated sales personnel	215	14	472	1,207	817	424	303	125	—	—	—

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended February 28, 2018, CDSCs received by the Distributor for Class A shares were as follows:

Portfolio	Class A
Multimanager 2045 Lifetime Portfolio	$478
Multimanager 2040 Lifetime Portfolio	675
Multimanager 2035 Lifetime Portfolio	206
Multimanager 2030 Lifetime Portfolio	75
Multimanager 2025 Lifetime Portfolio	61
Multimanager 2020 Lifetime Portfolio	112
Multimanager 2015 Lifetime Portfolio	62
Multimanager 2010 Lifetime Portfolio	43

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended February 28, 2018 were:

Portfolio	Class	Distribution and service fees	Transfer agent fees
Multimanager 2060 Lifetime Portfolio	Class A	$1,379	$491
	Class I	—	51
	Class R1	233	6
	Class R2	141	7
	Class R3	233	6
	Class R4	122	6
	Class R5	14	10
	Class R6	—	31
	Class 1	7,241	—
	Total	$9,363	$608
Multimanager 2055 Lifetime Portfolio	Class A	$13,348	$4,761
	Class I	—	48

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       76

Portfolio	Class	Distribution and service fees	Transfer agent fees
	Class R1	$224	$6
	Class R2	499	16
	Class R3	556	12
	Class R4	113	6
	Class R5	40	15
	Class R6	—	60
	Class 1	36,348	—
	Total	$51,128	$4,924
Multimanager 2050 Lifetime Portfolio	Class A	$72,143	$25,721
	Class I	—	53
	Class R1	4,186	72
	Class R2	2,227	54
	Class R3	3,150	63
	Class R4	953	35
	Class R5	23	12
	Class R6	—	287
	Class 1	81,730	—
	Total	$164,412	$26,297
Multimanager 2045 Lifetime Portfolio	Class A	$159,459	$56,826
	Class I	—	60
	Class R1	6,630	117
	Class R2	4,392	115
	Class R3	4,149	81
	Class R4	730	27
	Class R5	487	135
	Class R6	—	453
	Class 1	169,200	—
	Total	$345,047	$57,814
Multimanager 2040 Lifetime Portfolio	Class A	$176,415	$62,875
	Class I	—	64
	Class R1	8,957	156
	Class R2	2,732	70
	Class R3	6,492	127
	Class R4	517	23
	Class R5	209	60
	Class R6	—	450
	Class 1	183,203	—
	Total	$378,525	$63,825
Multimanager 2035 Lifetime Portfolio	Class A	$204,689	$72,960
	Class I	—	186
	Class R1	21,343	376
	Class R2	4,067	106
	Class R3	6,559	128
	Class R4	870	33
	Class R5	198	55
	Class R6	—	678
	Class 1	231,400	—
	Total	$469,126	$74,522
Multimanager 2030 Lifetime Portfolio	Class A	$258,216	$92,038
	Class I	—	181
	Class R1	15,117	270
	Class R2	6,325	163
	Class R3	8,380	164
	Class R4	1,286	49
	Class R5	329	91

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       77

Portfolio	Class	Distribution and service fees	Transfer agent fees
	Class R6	—	$717
	Class 1	$274,284	—
	Total	$563,937	$93,673
Multimanager 2025 Lifetime Portfolio	Class A	$249,678	$88,982
	Class I	—	118
	Class R1	14,553	265
	Class R2	6,014	158
	Class R3	10,221	203
	Class R4	1,331	49
	Class R5	279	81
	Class R6	—	909
	Class 1	291,022	—
	Total	$573,098	$90,765
Multimanager 2020 Lifetime Portfolio	Class A	$231,432	$82,484
	Class I	—	256
	Class R1	14,650	259
	Class R2	3,527	91
	Class R3	6,286	126
	Class R4	832	32
	Class R5	999	305
	Class R6	—	802
	Class 1	201,590	—
	Total	$459,316	$84,355
Multimanager 2015 Lifetime Portfolio	Class A	$140,950	$50,216
	Class I	—	219
	Class R1	6,080	110
	Class R2	860	25
	Class R3	8,708	171
	Class R4	168	6
	Class R5	311	81
	Class R6	—	303
	Class 1	76,176	—
	Total	$233,253	$51,131
Multimanager 2010 Lifetime Portfolio	Class A	$72,103	$25,678
	Class I	—	100
	Class R1	1,614	33
	Class R2	1,059	27
	Class R3	547	11
	Class R4	344	16
	Class R5	73	20
	Class R6	—	196
	Class 1	46,044	—
	Total	$121,784	$26,081

Trustee expenses. The portfolios compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the portfolios based on their net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Portfolio share transactions

Transactions in portfolio shares for the six months ended February 28, 2018 and for the year ended August 31, 2017 were as follows:

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       78

Multimanager 2060 Lifetime Portfolio

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	79,899	$1,013,317	54,604	$635,907
Distributions reinvested	3,281	40,715	38	409
Repurchased	(40,166)	(510,713)	(12,962)	(151,522)
Net increase	43,014	$543,319	41,680	$484,794
Class I shares
Repurchased	(6,096)	(77,968)	—	—
Net decrease	(6,096)	($77,968)	—	—
Class R1 shares
Repurchased	(6,081)	(77,472)	—	—
Net decrease	(6,081)	($77,472)	—	—
Class R2 shares
Sold	297	$3,750	726	$8,361
Distributions reinvested	38	469	—	—
Repurchased	(6,090)	(78,129)	(62)	(693)
Net increase (decrease)	(5,755)	($73,910)	664	$7,668
Class R3 shares
Repurchased	(6,081)	(77,472)	—	—
Net decrease	(6,081)	($77,472)	—	—
Class R4 shares
Sold	200	$2,538	282	$3,217
Distributions reinvested	20	246	1	10
Repurchased	(6,254)	(80,340)	(18)	(212)
Net increase (decrease)	(6,034)	($77,556)	265	$3,015
Class R5 shares
Sold	6,313	$79,327	3,782	$43,282
Distributions reinvested	222	2,762	13	135
Repurchased	(6,229)	(80,099)	—	—
Net increase	306	$1,990	3,795	$43,417
Class R6 shares
Sold	81,230	$1,020,587	3,712	$43,191
Distributions reinvested	1,514	18,808	—	—
Repurchased	(9,716)	(124,602)	(2,068)	(24,320)
Net increase	73,028	$914,793	1,644	$18,871
Class 1 shares
Sold	1,172,857	$14,829,300	1,997,195	$22,551,137
Distributions reinvested	109,587	1,361,068	7,560	80,890
Repurchased	(312,705)	(3,929,929)	(204,015)	(2,313,223)
Net increase	969,739	$12,260,439	1,800,740	$20,318,804
Total net increase	1,056,040	$13,336,163	1,848,788	$20,876,569

Multimanager 2055 Lifetime Portfolio

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	446,065	$5,359,146	634,774	$6,925,400
Distributions reinvested	44,071	516,511	13,239	135,302
Repurchased	(197,851)	(2,376,451)	(252,262)	(2,766,251)
Net increase	292,285	$3,499,206	395,751	$4,294,451

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       79

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class I shares
Sold	129	$1,559	74	$847
Distributions reinvested	8	99	—	—
Repurchased	(5,443)	(66,930)	—	—
Net increase (decrease)	(5,306)	($65,272)	74	$847
Class R1 shares
Repurchased	(5,904)	(71,970)	—	—
Net decrease	(5,904)	($71,970)	—	—
Class R2 shares
Sold	32,601	$386,982	3,296	$35,842
Distributions reinvested	372	4,369	110	1,126
Repurchased	(9,940)	(119,743)	(348)	(3,886)
Net increase	23,033	$271,608	3,058	$33,082
Class R3 shares
Sold	7,786	$93,567	5,516	$60,207
Distributions reinvested	493	5,782	94	965
Repurchased	(10,129)	(123,541)	(955)	(10,376)
Net increase (decrease)	(1,850)	($24,192)	4,655	$50,796
Class R4 shares
Sold	—	—	61	$666
Distributions reinvested	4	$42	—	—
Repurchased	(5,919)	(72,713)	—	—
Net increase (decrease)	(5,915)	($72,671)	61	$666
Class R5 shares
Sold	13,906	$163,262	4,560	$49,232
Distributions reinvested	746	8,762	81	832
Repurchased	(7,977)	(97,085)	(2,375)	(27,328)
Net increase	6,675	$74,939	2,266	$22,736
Class R6 shares
Sold	123,669	$1,471,406	35,276	$383,327
Distributions reinvested	4,683	54,928	1,509	15,434
Repurchased	(6,260)	(76,594)	(31,538)	(358,042)
Net increase	122,092	$1,449,740	5,247	$40,719
Class 1 shares
Sold	1,244,504	$14,971,615	3,212,183	$34,741,664
Distributions reinvested	712,247	8,354,658	492,521	5,038,486
Repurchased	(747,108)	(8,996,581)	(1,718,097)	(18,289,179)
Net increase	1,209,643	$14,329,692	1,986,607	$21,490,971
Total net increase	1,634,753	$19,391,080	2,397,719	$25,934,268

Multimanager 2050 Lifetime Portfolio

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,217,346	$15,996,903	2,300,125	$27,594,588
Distributions reinvested	231,760	2,961,888	148,074	1,661,385
Repurchased	(681,738)	(8,972,853)	(1,167,640)	(14,030,101)
Net increase	767,368	$9,985,938	1,280,559	$15,225,872
Class I shares
Sold	489	$6,543	775	$9,116
Distributions reinvested	84	1,069	—	—
Repurchased	(4,622)	(62,355)	—	—
Net increase (decrease)	(4,049)	($54,743)	775	$9,116

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       80

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	13,797	$180,607	39,054	$461,950
Distributions reinvested	3,091	39,501	2,226	24,972
Repurchased	(2,202)	(28,919)	(17,619)	(212,601)
Net increase	14,686	$191,189	23,661	$274,321
Class R2 shares
Sold	17,646	$227,252	36,974	$444,527
Distributions reinvested	4,114	52,617	2,423	27,211
Repurchased	(21,515)	(279,619)	(16,148)	(192,213)
Net increase	245	$250	23,249	$279,525
Class R3 shares
Sold	30,017	$393,040	28,380	$338,313
Distributions reinvested	5,044	64,463	3,251	36,477
Repurchased	(18,144)	(241,148)	(16,354)	(197,340)
Net increase	16,917	$216,355	15,277	$177,450
Class R4 shares
Sold	8,931	$117,528	10,168	$119,630
Distributions reinvested	2,892	36,962	2,018	22,639
Repurchased	(28)	(378)	(11,888)	(146,763)
Net increase (decrease)	11,795	$154,112	298	($4,494)
Class R5 shares
Sold	9,703	$127,520	2,943	$35,227
Distributions reinvested	412	5,275	277	3,102
Repurchased	(8,354)	(112,664)	(2,932)	(36,689)
Net increase	1,761	$20,131	288	$1,640
Class R6 shares
Sold	289,924	$3,801,750	179,196	$2,174,085
Distributions reinvested	24,226	309,855	14,370	161,380
Repurchased	(134,094)	(1,774,649)	(189,760)	(2,284,345)
Net increase	180,056	$2,336,956	3,806	$51,120
Class 1 shares
Sold	1,112,247	$14,662,174	2,858,633	$34,095,074
Distributions reinvested	1,620,230	20,706,538	1,618,812	18,163,073
Repurchased	(1,967,143)	(25,866,629)	(5,663,500)	(67,106,263)
Net increase (decrease)	765,334	$9,502,083	(1,186,055)	($14,848,116)
Total net increase	1,754,113	$22,352,271	161,858	$1,166,434

Multimanager 2045 Lifetime Portfolio

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,770,961	$22,091,826	3,622,975	$41,632,267
Distributions reinvested	744,716	8,877,033	473,008	5,080,108
Repurchased	(1,343,972)	(16,728,998)	(2,304,684)	(26,376,192)
Net increase	1,171,705	$14,239,861	1,791,299	$20,336,183
Class I shares
Sold	3,016	$36,811	6,103	$70,481
Distributions reinvested	107	1,288	51	554
Repurchased	(7,510)	(96,760)	(4,999)	(57,314)
Net increase (decrease)	(4,387)	($58,661)	1,155	$13,721

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       81

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	23,455	$289,544	67,033	$759,324
Distributions reinvested	8,604	102,387	9,669	103,654
Repurchased	(18,654)	(229,247)	(101,158)	(1,130,002)
Net increase (decrease)	13,405	$162,684	(24,456)	($267,024)
Class R2 shares
Sold	47,600	$578,311	79,718	$919,375
Distributions reinvested	10,791	129,061	4,142	44,605
Repurchased	(9,944)	(126,329)	(21,306)	(245,091)
Net increase	48,447	$581,043	62,554	$718,889
Class R3 shares
Sold	30,339	$374,468	57,391	$652,656
Distributions reinvested	8,927	106,228	8,880	95,287
Repurchased	(37,515)	(465,015)	(88,167)	(1,004,059)
Net increase (decrease)	1,751	$15,681	(21,896)	($256,116)
Class R4 shares
Sold	3,871	$48,680	27,936	$316,367
Distributions reinvested	2,927	34,952	3,528	37,931
Repurchased	(28,084)	(352,674)	(40,917)	(481,629)
Net decrease	(21,286)	($269,042)	(9,453)	($127,331)
Class R5 shares
Sold	71,192	$878,303	49,692	$574,731
Distributions reinvested	16,094	192,970	12,232	131,979
Repurchased	(17,170)	(210,533)	(116,427)	(1,383,031)
Net increase (decrease)	70,116	$860,740	(54,503)	($676,321)
Class R6 shares
Sold	485,666	$6,022,683	286,635	$3,362,398
Distributions reinvested	57,989	694,134	16,283	175,365
Repurchased	(94,515)	(1,200,800)	(192,555)	(2,245,092)
Net increase	449,140	$5,516,017	110,363	$1,292,671
Class 1 shares
Sold	937,031	$11,651,611	2,211,404	$25,450,309
Distributions reinvested	4,887,016	58,546,447	4,222,188	45,515,182
Repurchased	(4,416,866)	(55,232,993)	(14,706,605)	(167,655,664)
Net increase (decrease)	1,407,181	$14,965,065	(8,273,013)	($96,690,173)
Total net increase (decrease)	3,136,072	$36,013,388	(6,417,950)	($75,655,501)

Multimanager 2040 Lifetime Portfolio

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,960,193	$24,654,671	3,929,752	$45,471,873
Distributions reinvested	771,289	9,324,884	500,868	5,429,414
Repurchased	(1,165,374)	(14,611,074)	(2,456,235)	(28,445,965)
Net increase	1,566,108	$19,368,481	1,974,385	$22,455,322
Class I shares
Sold	13,122	$167,893	—	—
Distributions reinvested	75	905	—	—
Repurchased	(16,662)	(212,357)	—	—
Net decrease	(3,465)	($43,559)	—	—

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       82

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	34,897	$439,437	92,484	$1,060,042
Distributions reinvested	11,759	141,934	11,946	129,256
Repurchased	(77,525)	(975,342)	(98,322)	(1,154,307)
Net increase (decrease)	(30,869)	($393,971)	6,108	$34,991
Class R2 shares
Sold	21,129	$264,656	51,497	$615,389
Distributions reinvested	6,495	78,716	4,184	45,483
Repurchased	(87,383)	(1,094,977)	(25,946)	(294,474)
Net increase (decrease)	(59,759)	($751,605)	29,735	$366,398
Class R3 shares
Sold	29,005	$361,989	53,930	$624,336
Distributions reinvested	13,350	160,870	12,758	137,908
Repurchased	(22,139)	(277,916)	(103,067)	(1,178,762)
Net increase (decrease)	20,216	$244,943	(36,379)	($416,518)
Class R4 shares
Sold	3,343	$42,268	34,404	$395,984
Distributions reinvested	2,477	29,940	7,723	83,716
Repurchased	(9,658)	(123,232)	(110,675)	(1,339,753)
Net decrease	(3,838)	($51,024)	(68,548)	($860,053)
Class R5 shares
Sold	17,754	$222,709	14,451	$168,964
Distributions reinvested	6,532	79,364	7,626	82,977
Repurchased	(19,681)	(243,869)	(80,753)	(955,642)
Net increase (decrease)	4,605	$58,204	(58,676)	($703,701)
Class R6 shares
Sold	548,343	$6,894,965	259,286	$3,067,712
Distributions reinvested	55,064	667,377	17,536	190,443
Repurchased	(102,575)	(1,301,576)	(244,648)	(2,886,193)
Net increase	500,832	$6,260,766	32,174	$371,962
Class 1 shares
Sold	1,150,658	$14,519,486	2,967,865	$34,352,384
Distributions reinvested	4,923,112	59,717,350	4,421,723	48,064,132
Repurchased	(4,717,584)	(59,553,719)	(14,959,482)	(172,127,115)
Net increase (decrease)	1,356,186	$14,683,117	(7,569,894)	($89,710,599)
Total net increase (decrease)	3,350,016	$39,375,352	(5,691,095)	($68,462,198)

Multimanager 2035 Lifetime Portfolio

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	2,400,819	$29,938,477	4,547,530	$52,883,705
Distributions reinvested	973,761	11,636,457	572,954	6,245,192
Repurchased	(1,168,604)	(14,595,099)	(2,805,357)	(32,472,962)
Net increase	2,205,976	$26,979,835	2,315,127	$26,655,935
Class I shares
Sold	16,833	$211,905	18,191	$218,346
Distributions reinvested	2,085	25,035	—	—
Repurchased	(11,895)	(150,720)	(4,495)	(53,357)
Net increase	7,023	$86,220	13,696	$164,989

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       83

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	68,137	$842,906	129,684	$1,492,874
Distributions reinvested	29,375	350,441	19,637	213,653
Repurchased	(47,866)	(595,809)	(59,451)	(692,987)
Net increase	49,646	$597,538	89,870	$1,013,540
Class R2 shares
Sold	41,084	$509,923	80,612	$943,215
Distributions reinvested	10,640	127,678	3,612	39,512
Repurchased	(18,970)	(241,022)	(12,084)	(142,977)
Net increase	32,754	$396,579	72,140	$839,750
Class R3 shares
Sold	38,447	$484,715	95,612	$1,111,207
Distributions reinvested	14,433	172,475	12,289	133,829
Repurchased	(64,074)	(803,994)	(120,297)	(1,387,006)
Net decrease	(11,194)	($146,804)	(12,396)	($141,970)
Class R4 shares
Sold	1,962	$24,647	8,337	$96,420
Distributions reinvested	3,914	46,970	4,641	50,773
Repurchased	(248)	(3,142)	(35,988)	(434,748)
Net increase (decrease)	5,628	$68,475	(23,010)	($287,555)
Class R5 shares
Sold	11,942	$148,455	22,216	$260,658
Distributions reinvested	6,653	79,903	7,641	83,593
Repurchased	(991)	(12,377)	(65,900)	(804,697)
Net increase (decrease)	17,604	$215,981	(36,043)	($460,446)
Class R6 shares
Sold	790,890	$9,860,237	236,115	$2,827,216
Distributions reinvested	83,251	999,010	24,804	271,104
Repurchased	(231,049)	(2,955,993)	(101,592)	(1,184,132)
Net increase	643,092	$7,903,254	159,327	$1,914,188
Class 1 shares
Sold	1,467,122	$18,395,321	3,819,106	$44,369,577
Distributions reinvested	6,730,935	80,838,531	5,584,736	61,097,010
Repurchased	(5,876,955)	(74,050,433)	(19,084,920)	(220,778,189)
Net increase (decrease)	2,321,102	$25,183,419	(9,681,078)	($115,311,602)
Total net increase (decrease)	5,271,631	$61,284,497	(7,102,367)	($85,613,171)

Multimanager 2030 Lifetime Portfolio

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	2,715,379	$32,619,488	5,454,801	$61,773,524
Distributions reinvested	1,272,860	14,663,342	752,879	8,025,688
Repurchased	(1,511,536)	(18,130,222)	(3,111,725)	(35,114,291)
Net increase	2,476,703	$29,152,608	3,095,955	$34,684,921
Class I shares
Sold	16,097	$197,520	12,693	$141,511
Distributions reinvested	1,679	19,282	1,219	12,948
Repurchased	(19,358)	(238,618)	(12,454)	(138,968)
Net increase (decrease)	(1,582)	($21,816)	1,458	$15,491

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       84

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	41,935	$495,399	183,693	$2,038,855
Distributions reinvested	24,672	282,996	18,013	191,297
Repurchased	(57,070)	(684,120)	(205,263)	(2,293,563)
Net increase (decrease)	9,537	$94,275	(3,557)	($63,411)
Class R2 shares
Sold	27,892	$329,955	136,685	$1,574,064
Distributions reinvested	9,324	106,762	8,679	92,001
Repurchased	(118,834)	(1,421,116)	(49,551)	(571,709)
Net increase (decrease)	(81,618)	($984,399)	95,813	$1,094,356
Class R3 shares
Sold	41,896	$507,190	191,319	$2,129,199
Distributions reinvested	15,540	178,396	14,837	157,566
Repurchased	(123,563)	(1,511,788)	(127,111)	(1,421,206)
Net increase (decrease)	(66,127)	($826,202)	79,045	$865,559
Class R4 shares
Sold	7,619	$91,844	25,745	$287,193
Distributions reinvested	5,277	60,522	7,028	74,563
Repurchased	(24,115)	(295,447)	(52,975)	(611,489)
Net decrease	(11,219)	($143,081)	(20,202)	($249,733)
Class R5 shares
Sold	18,504	$220,440	63,498	$712,038
Distributions reinvested	11,415	130,928	12,060	127,961
Repurchased	(2,941)	(35,557)	(124,981)	(1,418,549)
Net increase (decrease)	26,978	$315,811	(49,423)	($578,550)
Class R6 shares
Sold	893,696	$10,646,997	527,038	$6,010,837
Distributions reinvested	94,351	1,082,205	28,237	299,598
Repurchased	(239,565)	(2,897,071)	(366,592)	(4,204,540)
Net increase	748,482	$8,832,131	188,683	$2,105,895
Class 1 shares
Sold	1,633,857	$19,562,737	3,707,635	$41,546,806
Distributions reinvested	8,382,420	96,230,187	6,893,084	73,204,555
Repurchased	(7,413,130)	(89,551,161)	(22,143,126)	(248,050,028)
Net increase (decrease)	2,603,147	$26,241,763	(11,542,407)	($133,298,667)
Total net increase (decrease)	5,704,301	$62,661,090	(8,154,635)	($95,424,139)

Multimanager 2025 Lifetime Portfolio

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	2,451,781	$28,640,633	5,158,649	$57,359,670
Distributions reinvested	1,227,437	13,735,018	757,414	7,960,426
Repurchased	(1,526,705)	(17,793,323)	(2,422,537)	(26,884,163)
Net increase	2,152,513	$24,582,328	3,493,526	$38,435,933
Class I shares
Sold	23,413	$273,917	24,644	$277,547
Distributions reinvested	867	9,662	199	2,079
Repurchased	(18,319)	(219,608)	(19,343)	(221,675)
Net increase	5,961	$63,971	5,500	$57,951

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       85

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	32,733	$374,306	119,430	$1,308,535
Distributions reinvested	15,214	169,333	16,177	169,208
Repurchased	(49,592)	(570,800)	(135,437)	(1,504,516)
Net increase (decrease)	(1,645)	($27,161)	170	($26,773)
Class R2 shares
Sold	21,217	$245,134	175,831	$1,932,563
Distributions reinvested	17,238	191,685	7,699	80,454
Repurchased	(50,977)	(582,180)	(79,432)	(887,024)
Net increase (decrease)	(12,522)	($145,361)	104,098	$1,125,993
Class R3 shares
Sold	27,617	$322,375	97,980	$1,079,246
Distributions reinvested	21,419	238,605	27,794	291,008
Repurchased	(109,381)	(1,282,883)	(224,995)	(2,481,309)
Net decrease	(60,345)	($721,903)	(99,221)	($1,111,055)
Class R4 shares
Sold	7,900	$91,155	33,802	$372,809
Distributions reinvested	5,329	59,414	4,104	42,965
Repurchased	(16,336)	(195,406)	(8,061)	(88,266)
Net increase (decrease)	(3,107)	($44,837)	29,845	$327,508
Class R5 shares
Sold	30,761	$349,812	28,774	$319,706
Distributions reinvested	9,814	109,234	14,034	146,799
Repurchased	(13,062)	(149,779)	(115,177)	(1,268,933)
Net increase (decrease)	27,513	$309,267	(72,369)	($802,428)
Class R6 shares
Sold	989,828	$11,483,130	596,536	$6,647,532
Distributions reinvested	124,822	1,388,025	22,574	235,897
Repurchased	(213,323)	(2,450,582)	(190,502)	(2,122,756)
Net increase	901,327	$10,420,573	428,608	$4,760,673
Class 1 shares
Sold	1,808,952	$20,854,420	4,091,076	$45,486,897
Distributions reinvested	8,970,680	99,843,666	7,780,784	81,387,000
Repurchased	(8,715,232)	(101,797,296)	(26,095,877)	(287,300,529)
Net increase (decrease)	2,064,400	$18,900,790	(14,224,017)	($160,426,632)
Total net increase (decrease)	5,074,095	$53,337,667	(10,333,860)	($117,658,830)

Multimanager 2020 Lifetime Portfolio

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	3,501,162	$37,996,750	5,408,357	$57,186,288
Distributions reinvested	1,181,456	12,357,784	818,483	8,183,313
Repurchased	(1,916,614)	(20,877,561)	(3,634,411)	(38,214,516)
Net increase	2,766,004	$29,476,973	2,592,429	$27,155,085
Class I shares1
Sold	66,653	$732,013	12,063	$128,430
Distributions reinvested	3,273	34,206	156	1,559
Repurchased	(14,421)	(160,245)	(7,360)	(78,382)
Net increase	55,505	$605,974	4,859	$51,607

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       86

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	21,706	$236,978	194,527	$2,003,516
Distributions reinvested	26,229	273,832	17,477	174,423
Repurchased	(78,236)	(845,790)	(112,964)	(1,203,715)
Net increase (decrease)	(30,301)	($334,980)	99,040	$974,224
Class R2 shares
Sold	31,580	$351,772	58,252	$622,006
Distributions reinvested	8,815	91,939	10,194	101,636
Repurchased	(65,941)	(720,860)	(34,403)	(360,140)
Net increase (decrease)	(25,546)	($277,149)	34,043	$363,502
Class R3 shares
Sold	12,439	$136,059	107,767	$1,132,597
Distributions reinvested	13,737	143,413	20,850	208,082
Repurchased	(89,307)	(975,769)	(204,965)	(2,114,355)
Net decrease	(63,131)	($696,297)	(76,348)	($773,676)
Class R4 shares
Sold	3,140	$34,486	20,429	$214,302
Distributions reinvested	4,059	42,252	5,595	55,722
Repurchased	(19,648)	(208,606)	(60,942)	(641,893)
Net decrease	(12,449)	($131,868)	(34,918)	($371,869)
Class R5 shares
Sold	70,927	$759,332	152,005	$1,579,676
Distributions reinvested	39,310	410,393	31,322	312,595
Repurchased	(28,001)	(307,647)	(142,681)	(1,525,788)
Net increase	82,236	$862,078	40,646	$366,483
Class R6 shares
Sold	612,354	$6,667,819	732,235	$7,758,798
Distributions reinvested	108,195	1,127,396	34,088	339,515
Repurchased	(240,175)	(2,634,244)	(173,801)	(1,795,953)
Net increase	480,374	$5,160,971	592,522	$6,302,360
Class 1 shares
Sold	1,251,611	$13,786,167	2,205,729	$23,282,290
Distributions reinvested	6,425,358	67,080,737	6,545,272	65,321,811
Repurchased	(8,009,216)	(87,136,282)	(23,422,519)	(246,337,252)
Net decrease	(332,247)	($6,269,378)	(14,671,518)	($157,733,151)
Total net increase (decrease)	2,920,445	$28,396,324	(11,419,245)	($123,665,435)

Multimanager 2015 Lifetime Portfolio

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,511,329	$15,212,985	3,361,612	$33,002,956
Distributions reinvested	790,880	7,616,174	584,066	5,466,858
Repurchased	(1,042,883)	(10,474,043)	(2,407,011)	(23,657,973)
Net increase	1,259,326	$12,355,116	1,538,667	$14,811,841
Class I shares
Sold	11,308	$116,397	26,906	$269,452
Distributions reinvested	3,308	31,821	—	—
Repurchased	(5,845)	(59,794)	—	—
Net increase	8,771	$88,424	26,906	$269,452

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       87

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	8,055	$80,610	68,365	$670,338
Distributions reinvested	12,201	117,255	11,823	110,431
Repurchased	(53,460)	(532,337)	(115,634)	(1,144,138)
Net decrease	(33,204)	($334,472)	(35,446)	($363,369)
Class R2 shares
Sold	2,101	$21,188	102,447	$1,025,578
Distributions reinvested	557	5,338	1,159	10,805
Repurchased	(53,976)	(556,455)	(61,536)	(615,018)
Net increase (decrease)	(51,318)	($529,929)	42,070	$421,365
Class R3 shares
Sold	18,456	$183,378	101,555	$986,163
Distributions reinvested	19,603	188,383	42,092	393,137
Repurchased	(84,555)	(867,326)	(397,018)	(3,823,434)
Net decrease	(46,496)	($495,565)	(253,371)	($2,444,134)
Class R4 shares
Sold	533	$5,391	1,147	$11,294
Distributions reinvested	862	8,270	870	8,104
Repurchased	(518)	(5,068)	(3,522)	(33,994)
Net increase (decrease)	877	$8,593	(1,505)	($14,596)
Class R5 shares
Sold	9,821	$99,280	46,836	$455,184
Distributions reinvested	11,966	114,998	10,035	93,731
Repurchased	(28,562)	(278,033)	(73,256)	(726,597)
Net decrease	(6,775)	($63,755)	(16,385)	($177,682)
Class R6 shares
Sold	473,346	$4,707,432	336,451	$3,351,004
Distributions reinvested	44,649	429,522	8,501	79,403
Repurchased	(102,768)	(1,010,280)	(121,172)	(1,213,806)
Net increase	415,227	$4,126,674	223,780	$2,216,601
Class 1 shares
Sold	527,801	$5,360,250	922,742	$9,117,134
Distributions reinvested	2,577,543	24,770,190	2,957,677	27,624,704
Repurchased	(4,781,088)	(48,663,549)	(12,834,229)	(126,277,479)
Net decrease	(1,675,744)	($18,533,109)	(8,953,810)	($89,535,641)
Total net decrease	(129,336)	($3,378,023)	(7,429,094)	($74,816,163)

Multimanager 2010 Lifetime Portfolio

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	435,040	$4,132,680	822,888	$7,612,360
Distributions reinvested	337,267	3,092,734	314,914	2,793,284
Repurchased	(507,459)	(4,781,806)	(629,010)	(5,861,969)
Net increase	264,848	$2,443,608	508,792	$4,543,675
Class I shares
Sold	1,303	$12,500	10,999	$100,639
Distributions reinvested	793	7,259	—	—
Repurchased	(7,099)	(68,756)	—	—
Net increase (decrease)	(5,003)	($48,997)	10,999	$100,639

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       88

		Six months ended 2-28-18		Year ended 8-31-17
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	2,207	$20,517	68,148	$622,229
Distributions reinvested	2,329	21,284	3,456	30,552
Repurchased	(16,230)	(154,123)	(54,253)	(507,516)
Net increase (decrease)	(11,694)	($112,322)	17,351	$145,265
Class R2 shares
Sold	2,224	$20,848	50,838	$472,458
Distributions reinvested	2,833	25,950	358	3,172
Repurchased	(31,001)	(290,131)	(3,846)	(36,421)
Net increase (decrease)	(25,944)	($243,333)	47,350	$439,209
Class R3 shares
Sold	1,223	$11,590	9,807	$88,896
Distributions reinvested	1,014	9,282	3,792	33,557
Repurchased	(12,341)	(118,372)	(50,188)	(462,505)
Net decrease	(10,104)	($97,500)	(36,589)	($340,052)
Class R4 shares
Sold	1,070	$10,225	14,638	$135,994
Distributions reinvested	1,846	16,907	7,414	65,615
Repurchased	(1,272)	(12,077)	(99,486)	(937,658)
Net increase (decrease)	1,644	$15,055	(77,434)	($736,049)
Class R5 shares
Sold	1,444	$13,231	9,518	$88,112
Distributions reinvested	2,382	21,820	2,440	21,595
Repurchased	(25,134)	(230,987)	(1,828)	(16,776)
Net increase (decrease)	(21,308)	($195,936)	10,130	$92,931
Class R6 shares
Sold	205,740	$1,967,117	215,951	$2,056,400
Distributions reinvested	26,965	246,995	1,227	10,872
Repurchased	(9,209)	(88,550)	(10,508)	(97,393)
Net increase	223,496	$2,125,562	206,670	$1,969,879
Class 1 shares
Sold	944,344	$8,972,040	1,453,458	$13,487,846
Distributions reinvested	1,346,532	12,334,234	1,677,424	14,861,973
Repurchased	(3,446,202)	(32,901,756)	(7,445,873)	(69,461,360)
Net decrease	(1,155,326)	($11,595,482)	(4,314,991)	($41,111,541)
Total net decrease	(739,391)	($7,709,345)	(3,627,722)	($34,896,044)

Affiliates of the Trust owned shares of the following classes of the portfolios on February 28, 2018. Such concentration of shareholders' capital could have a material effect on the portfolios if such shareholders redeem from the portfolios.

Portfolio	Class	% by Class
Multimanager 2060 Lifetime Portfolio	I	100%
Multimanager 2060 Lifetime Portfolio	R1	100%
Multimanager 2060 Lifetime Portfolio	R2	80%
Multimanager 2060 Lifetime Portfolio	R3	100%
Multimanager 2060 Lifetime Portfolio	R4	92%
Multimanager 2060 Lifetime Portfolio	R5	38%
Multimanager 2060 Lifetime Portfolio	R6	5%
Multimanager 2060 Lifetime Portfolio	1	100%
Multimanager 2055 Lifetime Portfolio	I	95%
Multimanager 2055 Lifetime Portfolio	R2	11%
Multimanager 2055 Lifetime Portfolio	R3	29%
Multimanager 2055 Lifetime Portfolio	R4	98%
Multimanager 2055 Lifetime Portfolio	R5	20%
Multimanager 2055 Lifetime Portfolio	R1	100%

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       89

Portfolio	Class	% by Class
Multimanager 2055 Lifetime Portfolio	1	100%
Multimanager 2055 Lifetime Portfolio	A	1%
Multimanager 2050 Lifetime Portfolio	I	73%
Multimanager 2050 Lifetime Portfolio	R5	23%
Multimanager 2050 Lifetime Portfolio	1	100%
Multimanager 2045 Lifetime Portfolio	I	73%
Multimanager 2045 Lifetime Portfolio	1	100%
Multimanager 2045 Lifetime Portfolio	R6	7%
Multimanager 2040 Lifetime Portfolio	I	77%
Multimanager 2040 Lifetime Portfolio	1	100%
Multimanager 2035 Lifetime Portfolio	I	13%
Multimanager 2035 Lifetime Portfolio	1	100%
Multimanager 2035 Lifetime Portfolio	R6	1%
Multimanager 2030 Lifetime Portfolio	I	16%
Multimanager 2030 Lifetime Portfolio	1	100%
Multimanager 2030 Lifetime Portfolio	R6	3%
Multimanager 2025 Lifetime Portfolio	I	21%
Multimanager 2025 Lifetime Portfolio	1	100%
Multimanager 2020 Lifetime Portfolio	I	6%
Multimanager 2020 Lifetime Portfolio	1	100%
Multimanager 2020 Lifetime Portfolio	R6	19%
Multimanager 2015 Lifetime Portfolio	I	11%
Multimanager 2015 Lifetime Portfolio	1	100%
Multimanager 2010 Lifetime Portfolio	I	32%
Multimanager 2010 Lifetime Portfolio	1	100%

Note 6 — Purchase and sale of securities

The following summarizes the purchases and sales of the affiliated underlying funds for the six months ended February 28, 2018:

Portfolio	Purchases	Sales
Multimanager 2060 Lifetime Portfolio	$20,269,533	$5,301,486
Multimanager 2055 Lifetime Portfolio	40,695,186	14,874,397
Multimanager 2050 Lifetime Portfolio	75,753,339	40,132,847
Multimanager 2045 Lifetime Portfolio	130,624,954	85,649,777
Multimanager 2040 Lifetime Portfolio	151,853,071	100,363,999
Multimanager 2035 Lifetime Portfolio	186,939,655	122,917,816
Multimanager 2030 Lifetime Portfolio	217,559,076	162,053,851
Multimanager 2025 Lifetime Portfolio	228,053,691	191,193,173
Multimanager 2020 Lifetime Portfolio	142,931,000	133,349,679
Multimanager 2015 Lifetime Portfolio	50,729,315	65,127,693
Multimanager 2010 Lifetime Portfolio	31,682,400	44,107,427

Note 7 — Investment in affiliated underlying funds

The portfolios invest primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the portfolios' investment may represent a significant portion of each underlying fund's net assets. At February 28, 2018, the portfolios did not hold 5% or more of the net assets of the underlying funds.

Information regarding each portfolio's purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the portfolios from their investments in affiliated underlying funds during the period is as follows:

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Multimanager 2060 Lifetime Portfolio
Absolute Return Currency	33,082	26,740	(7,205)	52,617	—	—	($546)	$2,248	$504,074

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       90

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Asia Pacific Total Return Bond	4,497	3,212	(845)	6,864	$1,171	—	$241	($1,163)	$66,309
Blue Chip Growth	13,388	8,598	(3,238)	18,748	—	$81,527	21,765	(2,692)	741,286
Bond	14,286	12,247	(2,763)	23,770	5,361	—	(436)	(9,947)	369,866
Capital Appreciation	27,238	20,782	(6,676)	41,344	635	114,025	12,409	(39,367)	714,005
Capital Appreciation Value	91,427	74,123	(13,503)	152,047	19,178	124,009	11,039	(97,231)	1,750,061
Core Bond	6,013	5,211	(1,182)	10,042	1,235	—	(245)	(3,715)	127,126
Disciplined Value	26,756	16,399	(3,712)	39,443	7,680	29,978	9,370	20,685	870,909
Disciplined Value International	5,381	3,514	(816)	8,079	1,019	1,446	686	1,148	113,425
Diversified Real Assets	—	111,325	—	111,325	—	—	—	(25,573)	1,085,419
Emerging Markets	62,509	39,048	(10,663)	90,894	12,159	—	23,155	35,882	1,120,721
Emerging Markets Debt	10,617	9,036	(2,119)	17,534	3,769	—	813	(5,816)	167,615
Emerging Markets Equity	63,113	39,002	(12,314)	89,801	5,992	9,405	32,188	45,143	1,120,721
Equity Income	35,595	24,045	(4,859)	54,781	9,499	58,879	12,471	(12,145)	1,119,183
Financial Industries	21,627	14,496	(3,521)	32,602	12,408	29,531	12,881	2,161	663,785
Floating Rate Income	15,157	7,245	(6,628)	15,774	2,747	—	(1,043)	1,227	133,606
Fundamental Global Franchise	22,389	17,356	(8,111)	31,634	2,873	42,957	4,137	(43,419)	396,377
Fundamental Large Cap Core	8,653	6,049	(1,181)	13,521	4,376	39,531	918	(8,660)	697,161
Global Absolute Return Strategies	30,781	21,866	(4,953)	47,694	—	—	2,025	383	498,401
Global Bond	1,723	1,165	(322)	2,566	12	—	41	198	33,131
Global Equity	38,136	28,451	(5,037)	61,550	9,763	36,991	7,292	(33,114)	712,748
Global Income	2,779	1,703	(494)	3,988	901	—	53	(684)	37,484
Global Real Estate	13,186	9,285	(19,418)	3,053	2,441	—	(2,075)	(3,012)	28,396
Global Shareholder Yield	24,541	16,884	(3,333)	38,092	3,905	—	2,945	(8,104)	431,963
Global Short Duration Credit	3,589	2,205	(628)	5,166	1,011	—	45	(566)	46,855
Health Sciences	60,957	52,465	(8,038)	105,384	—	61,947	775	(39,477)	467,904
High Yield (JHAM)	9,768	6,951	(1,820)	14,899	1,182	—	30	(855)	51,550
High Yield (WAMCO)	2,115	1,510	(393)	3,232	628	—	40	(351)	26,180
International Growth	14,121	11,480	(2,570)	23,031	3,295	—	4,568	40,678	655,690
International Growth Stock	36,520	23,627	(5,186)	54,961	15,567	—	6,262	(1,393)	773,857
International Small Cap	22,322	13,679	(3,669)	32,332	6,927	—	16,827	17,251	734,917
International Small Company	38,574	24,217	(6,209)	56,582	11,215	—	15,354	11,028	736,129
International Value	20,922	15,589	(3,129)	33,382	10,397	—	7,791	(12,766)	560,144
International Value Equity	53,236	37,327	(8,167)	82,396	18,124	7,639	8,405	(13,751)	709,431
Mid Cap Stock	37,744	26,077	(6,059)	57,762	—	92,859	24,663	(10,824)	1,301,367
Mid Value	52,102	44,109	(3,851)	92,360	9,285	56,705	769	(6,100)	1,491,609
Natural Resources	35,643	18,731	(54,374)	—	8,021	—	33,259	17,141	—
Real Estate Equity	12,372	10,643	(19,907)	3,108	2,032	5,170	(18,844)	1,290	28,502
Real Return Bond	9,880	10,379	(2,082)	18,177	2,270	—	(311)	(4,506)	197,580
Science & Technology	23,376	60,369	(9,618)	74,127	—	213,834	6,749	(162,343)	403,991
Short Duration Credit Opportunities	10,132	4,695	(4,981)	9,846	1,663	—	(14)	(433)	95,502
Short Term Government Income	13,331	13,318	(2,696)	23,953	1,273	—	(306)	(3,583)	222,766
Small Cap Stock	19,927	11,075	(2,881)	28,121	—	5,771	5,672	13,074	287,962
Small Cap Value	11,061	12,747	(826)	22,982	3,337	16,817	627	(15,121)	464,235

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       91

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Small Company Growth	9,212	6,244	(1,165)	14,291	—	$16,587	$3,983	($9,459)	$287,962
Small Company Value	5,128	6,622	(392)	11,358	$779	26,236	537	(23,430)	309,503
Spectrum Income	8,635	6,109	(1,551)	13,193	1,892	973	407	(2,886)	140,773
Strategic Equity Allocation	659,985	532,459	(104,133)	1,088,311	200,891	1,457,062	113,036	(934,196)	14,148,043
Strategic Growth	26,781	17,702	(6,085)	38,398	2,785	70,487	17,152	(19,732)	713,810
Strategic Income Opportunities	15,472	10,908	(2,826)	23,554	3,600	—	707	(4,527)	253,205
Total Return	12,707	11,152	(2,532)	21,327	4,512	—	16	(9,819)	282,375
U.S. High Yield Bond	2,201	1,557	(408)	3,350	834	—	105	(432)	37,826
Value Equity	26,608	17,466	(3,670)	40,404	5,620	15,917	7,819	(3,304)	497,375
					$424,264	$2,616,283	$406,207	($1,364,959)	$39,430,815
Multimanager 2055 Lifetime Portfolio
Absolute Return Currency	188,769	57,915	(24,134)	222,550	—	—	$2,765	$11,808	$2,132,029
Asia Pacific Total Return Bond	25,659	5,760	(2,310)	29,109	$5,881	—	595	(4,749)	281,197
Blue Chip Growth	75,744	16,420	(12,408)	79,756	—	$409,295	62,546	23,310	3,153,541
Bond	81,522	26,952	(7,461)	101,013	26,971	—	(2,519)	(47,015)	1,571,755
Capital Appreciation	153,463	49,120	(26,534)	176,049	3,187	572,447	35,683	(176,907)	3,040,362
Capital Appreciation Value	519,756	141,167	(21,204)	639,719	96,281	622,568	4,833	(416,149)	7,363,161
Core Bond	34,740	11,021	(3,092)	42,669	6,470	—	(1,340)	(17,909)	540,193
Disciplined Value	152,106	25,419	(11,244)	166,281	39,035	152,365	44,156	130,683	3,671,486
Disciplined Value International	30,628	4,601	(1,281)	33,948	5,179	7,347	1,670	12,076	476,637
Diversified Real Assets	—	471,893	—	471,893	—	—	—	(117,972)	4,600,953
Emerging Markets	356,778	49,703	(24,548)	381,933	61,302	—	40,595	267,570	4,709,237
Emerging Markets Debt	62,538	17,193	(5,345)	74,386	18,972	—	898	(24,258)	711,148
Emerging Markets Equity	360,220	43,581	(27,000)	376,801	30,453	47,803	72,948	330,084	4,702,471
Equity Income	202,812	39,060	(11,699)	230,173	49,591	295,593	14,216	26,448	4,702,440
Financial Industries	123,403	29,536	(15,760)	137,179	62,774	149,401	55,917	38,720	2,792,957
Floating Rate Income	85,039	10,962	(28,839)	67,162	13,866	—	335	1,238	568,858
Fundamental Global Franchise	127,002	38,758	(32,598)	133,162	14,424	215,660	31,540	(221,940)	1,668,516
Fundamental Large Cap Core	49,049	10,460	(2,677)	56,832	22,242	200,917	1,260	(27,063)	2,930,240
Global Absolute Return Strategies	176,036	32,856	(7,285)	201,607	—	—	(4,226)	20,771	2,106,789
Global Bond	9,820	2,047	(993)	10,874	63	—	(80)	1,194	140,383
Global Equity	216,778	52,176	(9,799)	259,155	49,012	185,710	12,575	(121,824)	3,001,015
Global Income	15,604	3,361	(2,050)	16,915	4,575	—	670	(3,646)	159,002
Global Real Estate	74,848	18,368	(80,085)	13,131	12,255	—	(2,087)	(18,416)	122,120
Global Shareholder Yield	139,450	25,821	(5,099)	160,172	20,599	—	3,793	(11,866)	1,816,355
Global Short Duration Credit	20,126	4,364	(2,488)	22,002	5,083	—	272	(2,775)	199,555
Health Sciences	342,223	133,142	(32,060)	443,305	—	310,702	(15,973)	(177,375)	1,968,276
High Yield (JHAM)	55,645	12,913	(5,185)	63,373	5,962	—	154	(4,058)	219,270
High Yield (WAMCO)	12,072	2,754	(1,095)	13,731	3,291	—	7	(1,532)	111,221
International Growth	97,632	10,653	(4,808)	103,477	16,663	—	12,673	227,478	2,945,992
International Growth Stock	205,031	33,014	(6,753)	231,292	78,152	—	12,345	33,776	3,256,588
International Small Cap	126,726	16,951	(7,719)	135,958	34,938	—	31,235	159,164	3,090,320

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       92

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
International Small Company	218,404	34,237	(14,404)	238,237	$56,489	—	$35,993	$115,283	$3,099,462
International Value	88,889	57,058	(5,644)	140,303	52,383	—	10,778	(16,207)	2,354,280
International Value Equity	302,258	55,810	(11,653)	346,415	92,117	$38,825	8,389	(10,652)	2,982,632
Mid Cap Stock	212,353	42,031	(11,374)	243,010	—	466,465	23,175	45,317	5,475,012
Mid Value	296,224	108,537	(15,882)	388,879	46,695	285,191	3,759	14,250	6,280,396
Natural Resources	190,464	54,535	(244,999)	—	40,103	—	224,541	53,661	—
Real Estate Equity	70,371	25,472	(82,476)	13,367	10,203	25,957	(112,121)	32,250	122,577
Real Return Bond	56,304	26,948	(5,781)	77,471	11,634	—	(1,724)	(21,146)	842,109
Science & Technology	132,198	228,844	(43,763)	317,279	—	1,073,523	27,045	(813,645)	1,729,173
Short Duration Credit Opportunities	56,763	9,046	(23,910)	41,899	8,387	—	6,921	(8,744)	406,424
Short Term Government Income	76,068	33,806	(7,962)	101,912	6,668	—	(1,379)	(18,115)	947,783
Small Cap Stock	112,362	11,260	(5,291)	118,331	—	28,971	(803)	98,394	1,211,713
Small Cap Value	62,681	36,560	(3,021)	96,220	16,751	84,426	3,671	(49,988)	1,943,641
Small Company Growth	51,949	10,298	(2,414)	59,833	—	85,037	3,697	(16,119)	1,205,629
Small Company Value	29,099	20,037	(1,408)	47,728	3,906	131,555	(3,385)	(95,566)	1,300,594
Spectrum Income	49,247	10,983	(4,193)	56,037	9,541	4,884	343	(11,764)	597,918
Strategic Equity Allocation	3,749,252	988,804	(181,361)	4,556,695	1,008,598	7,315,405	27,394	(3,777,650)	59,237,041
Strategic Growth	151,028	33,381	(22,464)	161,945	14,154	358,254	65,580	(82,107)	3,010,564
Strategic Income Opportunities	88,157	19,692	(7,782)	100,067	18,126	—	941	(19,010)	1,075,716
Total Return	73,390	24,074	(6,828)	90,636	23,401	—	(2,163)	(46,139)	1,200,014
U.S. High Yield Bond	12,556	2,855	(1,147)	14,264	4,359	—	178	(1,788)	161,037
Value Equity	151,123	28,308	(9,789)	169,642	28,564	80,900	17,036	21,087	2,088,289
					$2,139,300	$13,149,201	$755,322	($4,719,532)	$166,026,071
Multimanager 2050 Lifetime Portfolio
Absolute Return Currency	481,008	116,404	(72,572)	524,840	—	—	$4,597	$31,548	$5,027,969
Asia Pacific Total Return Bond	65,387	10,511	(6,918)	68,980	$14,315	—	1,307	(11,194)	666,346
Blue Chip Growth	193,195	31,850	(35,631)	189,414	—	$998,146	257,830	(42,280)	7,489,441
Bond	207,744	53,087	(22,507)	238,324	66,072	—	(8,560)	(111,819)	3,708,326
Capital Appreciation	391,312	98,541	(70,397)	419,456	7,763	1,394,382	136,019	(472,367)	7,244,010
Capital Appreciation Value	1,325,311	251,880	(52,074)	1,525,117	234,339	1,515,276	19,472	(1,003,547)	17,554,096
Core Bond	88,525	21,563	(9,309)	100,779	15,962	—	(3,759)	(43,307)	1,275,863
Disciplined Value	387,639	43,091	(34,772)	395,958	95,413	372,424	136,487	307,341	8,742,746
Disciplined Value International	78,098	6,779	(4,260)	80,617	12,666	17,968	5,702	30,711	1,131,860
Diversified Real Assets	—	1,127,246	—	1,127,246	—	—	—	(280,005)	10,990,648
Emerging Markets	909,736	74,858	(77,624)	906,970	149,627	—	156,918	607,793	11,182,935
Emerging Markets Debt	159,382	33,477	(16,536)	176,323	46,461	—	3,148	(59,596)	1,685,676
Emerging Markets Equity	918,514	75,455	(96,865)	897,104	74,476	116,907	317,283	692,336	11,195,858
Equity Income	517,144	65,573	(34,575)	548,142	122,508	719,791	40,229	84,414	11,198,537
Financial Industries	314,616	55,180	(43,909)	325,887	152,945	364,006	192,670	49,678	6,635,067
Floating Rate Income	216,954	24,371	(83,179)	158,146	34,024	—	(18,151)	22,154	1,339,496
Fundamental Global Franchise	323,838	72,856	(80,477)	316,217	35,108	524,897	118,383	(577,298)	3,962,194
Fundamental Large Cap Core	125,069	17,141	(6,806)	135,404	54,395	491,369	22,003	(76,302)	6,981,445
Global Absolute Return Strategies	448,748	53,301	(20,904)	481,145	—	—	(15,766)	58,006	5,027,969

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       93

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Global Bond	25,051	3,633	(2,861)	25,823	$152	—	$497	$2,158	$333,373
Global Equity	552,755	85,593	(22,937)	615,411	119,290	$452,002	32,739	(285,728)	7,126,454
Global Income	39,741	6,249	(5,969)	40,021	11,218	—	532	(7,676)	376,195
Global Real Estate	190,852	31,813	(191,278)	31,387	29,828	—	(1,389)	(46,979)	291,896
Global Shareholder Yield	355,580	36,547	(11,769)	380,358	50,956	—	10,880	(23,210)	4,313,264
Global Short Duration Credit	51,280	7,988	(7,422)	51,846	12,460	—	(1,074)	(4,944)	470,244
Health Sciences	872,624	292,546	(108,972)	1,056,198	—	756,223	(46,345)	(416,915)	4,689,517
High Yield (JHAM)	141,963	23,595	(15,769)	149,789	14,623	—	191	(9,582)	518,269
High Yield (WAMCO)	30,762	5,105	(3,455)	32,412	8,121	—	(1,083)	(2,618)	262,536
International Growth	250,811	12,102	(14,013)	248,900	40,818	—	55,690	540,278	7,086,189
International Growth Stock	522,909	44,945	(18,498)	549,356	190,254	—	36,920	88,689	7,734,933
International Small Cap	323,135	18,604	(18,883)	322,856	85,242	—	80,243	397,103	7,338,523
International Small Company	556,903	48,571	(39,707)	565,767	137,912	—	103,378	277,012	7,360,630
International Value	278,296	67,407	(12,379)	333,324	127,859	—	990	(7,086)	5,593,177
International Value Equity	770,719	82,472	(30,566)	822,625	225,284	94,951	25,587	(17,956)	7,082,799
Mid Cap Stock	541,474	70,496	(29,465)	582,505	—	1,138,591	70,291	106,854	13,123,845
Mid Value	755,333	217,987	(49,856)	923,464	113,654	694,146	15,390	55,603	14,913,938
Natural Resources	502,743	88,839	(591,582)	—	97,884	—	(605,208)	1,305,305	—
Real Estate Equity	179,436	51,689	(199,174)	31,951	24,832	63,176	(135,853)	(55,736)	292,990
Real Return Bond	143,645	56,678	(17,707)	182,616	28,507	—	(4,934)	(50,806)	1,985,031
Science & Technology	337,088	539,483	(130,328)	746,243	—	2,616,786	116,536	(2,027,053)	4,067,023
Short Duration Credit Opportunities	144,587	16,250	(62,023)	98,814	20,633	—	7,362	(11,737)	958,498
Short Term Government Income	193,847	71,119	(24,497)	240,469	16,450	—	(4,464)	(43,321)	2,236,362
Small Cap Stock	286,508	17,224	(20,201)	283,531	—	70,865	(1,928)	245,507	2,903,353
Small Cap Value	159,828	79,366	(11,036)	228,158	40,906	206,173	15,731	(114,122)	4,608,794
Small Company Growth	132,462	18,797	(9,250)	142,009	—	207,227	20,961	(40,617)	2,861,478
Small Company Value	74,198	43,350	(4,209)	113,339	9,542	321,384	(7,198)	(225,477)	3,088,497
Spectrum Income	125,570	19,892	(12,684)	132,778	23,388	11,887	1,379	(28,940)	1,416,736
Strategic Equity Allocation	9,560,159	1,800,293	(496,631)	10,863,821	2,466,253	17,889,433	325,768	(9,257,228)	141,229,668
Strategic Growth	385,101	64,631	(61,971)	387,761	34,616	876,156	195,174	(231,222)	7,208,470
Strategic Income Opportunities	224,910	36,099	(23,751)	237,258	44,407	—	96	(43,810)	2,550,525
Total Return	187,020	47,642	(20,623)	214,039	57,554	—	(5,509)	(112,601)	2,833,872
U.S. High Yield Bond	32,010	5,203	(3,644)	33,569	10,747	—	(577)	(3,311)	378,997
Value Equity	385,343	49,762	(30,925)	404,180	69,857	197,852	58,953	43,915	4,975,455
					$5,229,321	$32,112,018	$1,725,538	($10,799,985)	$395,252,013
Multimanager 2045 Lifetime Portfolio
Absolute Return Currency	991,342	212,949	(137,069)	1,067,222	—	—	($53,732)	$131,512	$10,223,985
Asia Pacific Total Return Bond	138,489	12,869	(11,089)	140,269	$29,657	—	(654)	(19,375)	1,354,994
Blue Chip Growth	409,213	58,174	(82,338)	385,049	—	$2,073,456	1,391,803	(938,603)	15,224,853
Bond	428,544	92,097	(35,493)	485,148	136,414	—	(14,183)	(231,932)	7,548,906
Capital Appreciation	828,890	184,673	(160,829)	852,734	16,171	2,904,533	916,922	(1,619,291)	14,726,718
Capital Appreciation Value	2,807,318	392,620	(82,760)	3,117,178	488,178	3,156,651	40,815	(2,076,446)	35,878,723
Core Bond	184,935	34,311	(14,958)	204,288	33,016	—	(5,847)	(90,422)	2,586,290
Disciplined Value	821,147	62,211	(75,185)	808,173	198,493	774,776	124,777	809,076	17,844,452

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       94

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Disciplined Value International	165,429	8,450	(9,576)	164,303	$26,426	$37,488	$5,365	$73,211	$2,306,815
Diversified Real Assets	—	2,306,653	—	2,306,653	—	—	—	(571,949)	22,489,868
Emerging Markets	1,927,033	82,323	(155,275)	1,854,081	310,123	—	175,252	1,418,129	22,860,822
Emerging Markets Debt	335,504	47,835	(24,784)	358,555	96,058	—	(5,671)	(109,245)	3,427,773
Emerging Markets Equity	1,945,628	92,414	(204,668)	1,833,374	154,517	242,552	409,108	1,690,569	22,880,514
Equity Income	1,095,431	95,141	(72,852)	1,117,720	256,576	1,499,251	118,183	163,863	22,835,027
Financial Industries	662,159	78,005	(71,219)	668,945	318,722	758,554	97,826	399,878	13,619,715
Floating Rate Income	459,419	31,184	(169,114)	321,489	70,453	—	(19,691)	28,251	2,723,010
Fundamental Global Franchise	686,019	117,341	(162,411)	640,949	72,820	1,088,744	250,168	(1,200,579)	8,031,091
Fundamental Large Cap Core	264,925	25,900	(14,488)	276,337	113,467	1,024,992	70,803	(174,177)	14,247,919
Global Absolute Return Strategies	941,889	57,264	(20,781)	978,372	—	—	(7,173)	98,632	10,223,985
Global Bond	52,777	4,259	(4,626)	52,410	314	—	804	4,542	676,619
Global Equity	1,170,238	126,471	(42,525)	1,254,184	247,703	938,572	40,370	(556,230)	14,523,446
Global Income	83,399	7,519	(9,797)	81,121	23,191	—	(501)	(13,932)	762,540
Global Real Estate	404,269	48,571	(388,270)	64,570	61,528	—	2,751	(98,930)	600,497
Global Shareholder Yield	753,202	42,437	(20,635)	775,004	107,009	—	7,315	(19,575)	8,788,546
Global Short Duration Credit	107,292	9,911	(11,776)	105,427	25,761	—	(3,139)	(9,099)	956,227
Health Sciences	1,848,421	449,782	(142,762)	2,155,441	—	1,573,886	(125,933)	(857,716)	9,570,157
High Yield (JHAM)	300,290	29,551	(25,485)	304,356	30,214	—	(1,056)	(18,048)	1,053,071
High Yield (WAMCO)	65,166	6,235	(5,492)	65,909	16,866	—	(507)	(6,986)	533,860
International Growth	531,459	6,671	(25,680)	512,450	84,448	—	49,127	1,194,952	14,589,460
International Growth Stock	1,107,642	43,157	(33,510)	1,117,289	394,427	—	33,161	243,287	15,731,431
International Small Cap	684,474	14,692	(42,618)	656,548	176,792	—	163,022	840,959	14,923,341
International Small Company	1,179,650	42,828	(65,416)	1,157,062	285,842	—	145,215	651,537	15,053,373
International Value	610,478	87,673	(20,237)	677,914	265,149	—	2,010	(3,348)	11,375,404
International Value Equity	1,632,245	103,552	(66,043)	1,669,754	470,029	198,104	28,438	1,179	14,376,586
Mid Cap Stock	1,146,968	113,934	(76,400)	1,184,502	—	2,359,820	184,894	193,963	26,686,835
Mid Value	1,587,941	375,756	(83,139)	1,880,558	235,143	1,436,141	19,414	171,018	30,371,019
Natural Resources	1,055,933	136,232	(1,192,165)	—	202,879	—	(1,774,761)	3,254,179	—
Real Estate Equity	378,969	85,069	(398,308)	65,730	51,223	130,319	448,283	(838,686)	602,747
Real Return Bond	304,175	99,052	(31,659)	371,568	59,000	—	(6,934)	(106,845)	4,038,941
Science & Technology	714,032	1,098,819	(295,776)	1,517,075	—	5,430,920	182,964	(4,142,283)	8,268,060
Short Duration Credit Opportunities	302,321	20,193	(121,494)	201,020	42,745	—	(7,472)	(1,376)	1,949,890
Short Term Government Income	409,834	120,325	(41,260)	488,899	34,174	—	(7,099)	(91,281)	4,546,759
Small Cap Stock	606,891	21,393	(48,109)	580,175	—	147,025	22,203	486,738	5,940,989
Small Cap Value	338,552	144,269	(18,059)	464,762	84,524	426,011	4,948	(185,633)	9,388,198
Small Company Growth	280,586	28,829	(21,034)	288,381	—	432,523	60,486	(87,910)	5,810,871
Small Company Value	157,168	81,040	(8,188)	230,020	19,714	664,003	6,269	(470,711)	6,268,039
Spectrum Income	265,706	24,034	(19,741)	269,999	48,382	24,612	(2,630)	(53,473)	2,880,889
Strategic Equity Allocation	20,250,588	3,374,967	(1,390,165)	22,235,390	5,118,946	37,129,777	4,060,827	(22,318,222)	289,060,071
Strategic Growth	815,733	112,810	(136,358)	792,185	72,222	1,827,995	740,221	(816,700)	14,726,718
Strategic Income Opportunities	475,871	43,702	(36,435)	483,138	91,978	—	(3,728)	(86,079)	5,193,738

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       95

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Total Return	390,783	76,503	(32,475)	434,811	$119,093	—	($15,739)	($226,685)	$5,756,895
U.S. High Yield Bond	67,727	6,392	(5,857)	68,262	22,342	—	(2,211)	(5,660)	770,679
Value Equity	816,246	74,297	(65,488)	825,055	145,253	$411,394	51,001	172,812	10,156,431
					$10,857,982	$66,692,099	$7,796,084	($26,019,140)	$806,967,787
Multimanager 2040 Lifetime Portfolio
Absolute Return Currency	1,089,086	214,662	(146,954)	1,156,794	—	—	($48,471)	$132,483	$11,082,086
Asia Pacific Total Return Bond	149,272	37,036	(10,622)	175,686	$36,746	—	(1,295)	(24,418)	1,697,123
Blue Chip Growth	445,595	61,689	(90,863)	416,421	—	$2,248,570	1,520,178	(1,027,818)	16,465,290
Bond	593,832	206,973	(45,028)	755,777	200,817	—	(17,851)	(351,425)	11,759,896
Capital Appreciation	901,467	197,053	(177,403)	921,117	17,468	3,137,440	878,161	(1,628,127)	15,907,683
Capital Appreciation Value	3,032,184	439,715	(130,083)	3,341,816	523,070	3,382,264	68,144	(2,238,504)	38,464,300
Core Bond	252,441	85,778	(18,691)	319,528	48,144	—	(7,314)	(136,784)	4,045,221
Disciplined Value	887,364	69,776	(90,630)	866,510	213,142	831,957	145,435	862,357	19,132,536
Disciplined Value International	178,680	9,907	(12,410)	176,177	28,303	40,150	7,942	77,142	2,473,518
Diversified Real Assets	—	2,472,837	—	2,472,837	—	—	—	(612,413)	24,110,160
Emerging Markets	2,080,834	85,844	(180,650)	1,986,028	333,254	—	222,935	1,494,710	24,487,730
Emerging Markets Debt	361,693	112,068	(24,697)	449,064	113,887	—	(5,543)	(132,034)	4,293,087
Emerging Markets Equity	2,097,320	121,130	(252,703)	1,965,747	163,810	257,139	500,267	1,771,652	24,532,522
Equity Income	1,181,304	107,083	(89,603)	1,198,784	275,833	1,608,617	129,148	179,756	24,491,166
Financial Industries	713,264	100,001	(97,654)	715,611	341,578	812,950	112,632	434,053	14,569,832
Floating Rate Income	496,305	87,518	(181,107)	402,716	81,942	—	(17,615)	28,108	3,411,005
Fundamental Global Franchise	740,910	126,709	(180,841)	686,778	78,301	1,170,688	268,444	(1,288,927)	8,605,333
Fundamental Large Cap Core	286,146	29,994	(19,788)	296,352	121,559	1,098,090	97,695	(198,309)	15,279,904
Global Absolute Return Strategies	1,015,897	73,581	(28,991)	1,060,487	—	—	(9,473)	109,859	11,082,086
Global Bond	56,951	13,142	(4,364)	65,729	390	—	444	6,742	848,561
Global Equity	1,261,282	140,362	(56,678)	1,344,966	265,437	1,005,769	56,236	(608,046)	15,574,703
Global Income	89,972	21,803	(9,960)	101,815	27,614	—	(581)	(15,650)	957,057
Global Real Estate	435,937	58,412	(425,129)	69,220	65,805	—	5,564	(106,619)	643,743
Global Shareholder Yield	813,376	49,351	(33,140)	829,587	114,993	—	17,922	(28,149)	9,407,513
Global Short Duration Credit	115,914	28,631	(12,476)	132,069	30,314	—	(3,397)	(10,771)	1,197,865
Health Sciences	1,958,160	508,936	(200,550)	2,266,546	—	1,654,408	(108,024)	(917,288)	10,063,464
High Yield (JHAM)	323,598	82,652	(24,610)	381,640	35,500	—	(1,098)	(20,638)	1,320,474
High Yield (WAMCO)	70,190	17,752	(5,397)	82,545	19,644	—	(514)	(7,802)	668,617
International Growth	572,638	19,698	(43,514)	548,822	89,760	—	69,952	1,279,004	15,624,967
International Growth Stock	1,196,119	50,600	(48,727)	1,197,992	423,427	—	52,071	246,126	16,867,725
International Small Cap	739,301	14,338	(49,807)	703,832	190,125	—	214,720	869,561	15,998,101
International Small Company	1,274,139	56,486	(89,789)	1,240,836	307,395	—	187,374	675,929	16,143,275
International Value	651,529	106,995	(31,937)	726,587	285,338	—	1,410	(1,262)	12,192,130
International Value Equity	1,761,265	116,286	(86,543)	1,791,008	503,439	212,186	38,824	(1,215)	15,420,583
Mid Cap Stock	1,238,839	129,111	(98,087)	1,269,863	—	2,537,779	216,615	193,506	28,610,007
Mid Value	1,716,300	415,715	(119,103)	2,012,912	253,125	1,545,967	16,688	191,313	32,508,531
Natural Resources	1,140,950	137,528	(1,278,478)	—	217,860	—	(1,692,143)	3,281,086	—
Real Estate Equity	408,143	95,170	(432,850)	70,463	54,088	137,608	423,735	(836,166)	646,144
Real Return Bond	327,447	168,478	(30,865)	465,060	70,725	—	(7,528)	(131,716)	5,055,203

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       96

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Science & Technology	758,341	1,148,665	(314,352)	1,592,654	—	$5,687,125	$238,329	($4,376,274)	$8,679,966
Short Duration Credit Opportunities	327,034	55,811	(131,134)	251,711	$49,546	—	(12,390)	3,312	2,441,599
Short Term Government Income	882,788	329,584	(75,057)	1,137,315	76,438	—	(13,829)	(207,741)	10,577,027
Small Cap Stock	655,502	23,814	(57,405)	621,911	—	158,121	15,012	531,721	6,368,367
Small Cap Value	365,670	160,938	(27,815)	498,793	90,988	458,594	1,821	(193,704)	10,075,613
Small Company Growth	303,061	32,116	(26,071)	309,106	—	463,821	67,916	(95,585)	6,228,478
Small Company Value	169,757	89,332	(11,885)	247,204	21,223	714,850	2,456	(501,665)	6,736,315
Spectrum Income	286,395	71,112	(19,390)	338,117	56,991	30,487	(2,598)	(64,737)	3,607,709
Strategic Equity Allocation	21,267,832	3,551,279	(1,639,979)	23,179,132	5,352,724	38,825,427	4,249,874	(23,288,265)	301,328,713
Strategic Growth	887,203	120,211	(151,702)	855,712	77,942	1,972,773	852,493	(927,201)	15,907,683
Strategic Income Opportunities	511,889	125,698	(33,423)	604,164	108,550	—	(3,708)	(100,319)	6,494,758
Total Return	533,171	186,562	(41,051)	678,682	175,810	—	(19,844)	(342,546)	8,985,753
U.S. High Yield Bond	72,987	18,384	(5,897)	85,474	26,082	—	(2,266)	(7,055)	964,996
Value Equity	881,627	84,153	(82,605)	883,175	155,892	441,527	57,153	184,609	10,871,886
					$11,725,019	$70,434,307	$8,762,108	($27,876,144)	$874,908,004
Multimanager 2035 Lifetime Portfolio
Absolute Return Currency	1,574,856	313,270	(211,361)	1,676,765	—	—	($64,520)	$191,967	$16,063,408
Asia Pacific Total Return Bond	412,675	70,034	(17,225)	465,484	$95,547	—	(1,442)	(63,998)	4,496,577
Blue Chip Growth	537,275	74,350	(111,249)	500,376	—	$2,684,023	1,971,783	(1,359,381)	19,784,881
Bond	1,244,989	329,617	(46,578)	1,528,028	408,194	—	(18,530)	(723,661)	23,776,111
Capital Appreciation	1,089,777	242,530	(222,742)	1,109,565	20,904	3,754,530	1,357,748	(2,232,482)	19,162,190
Capital Appreciation Value	3,712,441	515,391	(156,012)	4,071,820	635,247	4,107,622	120,717	(2,748,752)	46,866,647
Core Bond	528,247	127,596	(18,445)	637,398	97,291	—	(6,928)	(279,511)	8,069,454
Disciplined Value	1,045,784	74,668	(98,852)	1,021,600	249,802	975,051	179,528	1,008,103	22,556,928
Disciplined Value International	155,132	8,376	(10,915)	152,593	24,423	34,646	7,804	66,474	2,142,404
Diversified Real Assets	—	2,918,657	—	2,918,657	—	—	—	(729,328)	28,456,905
Emerging Markets	2,328,072	111,894	(225,576)	2,214,390	371,206	—	269,906	1,649,264	27,303,431
Emerging Markets Debt	973,845	209,439	(35,016)	1,148,268	291,509	—	(4,881)	(342,701)	10,977,436
Emerging Markets Equity	2,348,587	140,407	(279,938)	2,209,056	184,959	290,336	584,359	1,955,603	27,569,021
Equity Income	1,393,646	124,231	(104,803)	1,413,074	323,580	1,879,672	205,020	165,296	28,869,109
Financial Industries	857,773	124,147	(123,697)	858,223	408,846	973,046	187,356	478,841	17,473,413
Floating Rate Income	1,471,471	194,214	(282,930)	1,382,755	263,391	—	(144,907)	175,852	11,711,932
Fundamental Global Franchise	902,896	159,628	(229,567)	832,957	94,039	1,405,989	342,015	(1,567,564)	10,436,951
Fundamental Large Cap Core	335,740	31,245	(19,638)	347,347	141,708	1,280,098	124,029	(240,362)	17,909,211
Global Absolute Return Strategies	1,477,977	80,218	(26,956)	1,531,239	—	—	(13,128)	162,231	16,001,444
Global Bond	158,104	24,261	(8,615)	173,750	1,016	—	1,155	16,926	2,243,110
Global Equity	1,542,648	165,613	(67,016)	1,641,245	322,251	1,221,043	95,721	(760,384)	19,005,612
Global Income	257,131	41,143	(20,477)	277,797	74,939	—	809	(45,384)	2,611,294
Global Real Estate	534,165	62,073	(512,447)	83,791	80,187	—	6,212	(129,479)	779,253
Global Shareholder Yield	992,859	58,104	(37,864)	1,013,099	139,781	—	62,762	(70,542)	11,488,546
Global Short Duration Credit	319,495	50,879	(22,693)	347,681	80,171	—	(5,070)	(32,185)	3,153,471
Health Sciences	2,158,539	594,061	(250,655)	2,501,945	—	1,810,498	(99,352)	(1,017,536)	11,108,635
High Yield (JHAM)	919,277	158,688	(37,108)	1,040,857	97,338	—	(1,577)	(58,216)	3,601,364

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       97

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
High Yield (WAMCO)	199,780	33,194	(7,718)	225,256	$54,196	—	($605)	($22,431)	$1,824,572
International Growth	677,508	21,589	(60,104)	638,993	107,217	—	108,200	1,486,723	18,192,135
International Growth Stock	1,363,705	58,516	(57,346)	1,364,875	480,611	—	74,821	266,849	19,217,442
International Small Cap	859,620	20,652	(62,025)	818,247	219,979	—	260,256	999,823	18,598,753
International Small Company	1,481,503	68,971	(115,393)	1,435,081	355,668	—	242,318	760,727	18,670,408
International Value	813,084	111,493	(34,663)	889,914	347,250	—	4,784	11,461	14,932,756
International Value Equity	2,049,176	136,472	(99,685)	2,085,963	581,946	$245,275	56,607	(13,307)	17,960,141
Mid Cap Stock	1,447,044	158,479	(121,742)	1,483,781	—	2,949,779	276,584	211,723	33,429,588
Mid Value	2,011,141	515,878	(151,456)	2,375,563	297,384	1,816,282	22,201	221,463	38,365,347
Natural Resources	1,330,885	193,184	(1,524,069)	—	251,296	—	(2,018,804)	3,882,909	—
Real Estate Equity	500,737	105,672	(521,769)	84,640	66,451	169,062	581,799	(1,087,710)	776,152
Real Return Bond	905,788	297,567	(37,935)	1,165,420	178,818	—	(6,866)	(339,742)	12,668,116
Science & Technology	851,546	1,245,825	(363,141)	1,734,230	—	6,190,228	471,982	(4,965,308)	9,451,553
Short Duration Credit Opportunities	902,393	107,677	(283,100)	726,970	138,910	—	21,730	(47,251)	7,051,605
Short Term Government Income	1,106,314	360,654	(51,160)	1,415,808	94,790	—	(8,659)	(264,665)	13,167,019
Small Cap Stock	727,795	31,498	(68,561)	690,732	—	174,625	32,322	574,621	7,073,098
Small Cap Value	405,948	199,318	(34,244)	571,022	104,242	525,394	4,253	(238,571)	11,534,649
Small Company Growth	336,484	37,700	(30,572)	343,612	—	510,960	99,530	(121,301)	6,923,772
Small Company Value	188,444	110,667	(15,477)	283,634	24,313	818,912	4,894	(585,388)	7,729,036
Spectrum Income	789,167	129,894	(26,732)	892,329	151,097	78,983	(2,858)	(172,295)	9,521,154
Strategic Equity Allocation	24,823,777	4,103,459	(1,960,337)	26,966,899	6,212,042	45,058,688	6,080,896	(28,078,071)	350,569,682
Strategic Growth	1,072,479	146,174	(187,874)	1,030,779	93,249	2,360,209	1,103,834	(1,177,601)	19,162,190
Strategic Income Opportunities	1,410,855	232,695	(52,198)	1,591,352	287,471	—	(5,232)	(270,622)	17,107,036
Total Return	1,123,544	281,895	(41,964)	1,363,475	355,439	—	(19,563)	(707,168)	18,052,404
U.S. High Yield Bond	207,507	34,575	(9,018)	233,064	71,805	—	(882)	(24,116)	2,631,296
Value Equity	1,038,594	89,396	(86,076)	1,041,914	182,268	516,230	103,710	181,895	12,825,964
					$15,062,771	$81,831,181	$12,643,841	($36,048,262)	$1,101,054,606
Multimanager 2030 Lifetime Portfolio
Absolute Return Currency	2,282,787	335,470	(328,333)	2,289,924	—	—	($101,706)	$277,631	$21,937,469
Asia Pacific Total Return Bond	851,874	134,169	(19,672)	966,371	$198,712	—	(4,621)	(131,434)	9,335,149
Blue Chip Growth	586,118	86,503	(127,786)	544,835	—	$2,901,619	2,288,181	(1,611,783)	21,542,769
Bond	2,644,427	547,511	(39,373)	3,152,565	834,166	—	(7,342)	(1,500,828)	49,053,918
Capital Appreciation	1,188,684	273,549	(259,624)	1,202,609	22,607	4,060,525	1,849,286	(2,778,396)	20,769,055
Capital Appreciation Value	4,490,435	535,927	(262,429)	4,763,933	748,856	4,842,238	248,351	(3,329,039)	54,832,868
Core Bond	1,057,255	281,026	(11,180)	1,327,101	200,670	—	(4,639)	(584,835)	16,801,098
Disciplined Value	1,136,971	75,329	(137,530)	1,074,770	264,571	1,032,698	247,594	1,030,071	23,730,924
Disciplined Value International	211,973	10,045	(20,576)	201,442	32,506	46,113	16,754	85,263	2,828,253
Diversified Real Assets	—	3,172,739	(39,252)	3,133,487	—	—	(4,710)	(783,372)	30,551,502
Emerging Markets	2,265,948	104,758	(283,033)	2,087,673	350,200	—	309,852	1,514,695	25,741,005
Emerging Markets Debt	2,043,394	446,046	(56,431)	2,433,009	613,424	—	(5,216)	(720,394)	23,259,560
Emerging Markets Equity	2,287,812	137,148	(342,691)	2,082,269	174,338	273,664	537,727	1,894,045	25,986,716
Equity Income	1,509,630	128,011	(151,760)	1,485,881	346,012	1,990,724	401,070	21,737	30,356,542
Financial Industries	948,753	101,879	(134,441)	916,191	440,173	1,047,604	258,721	454,139	18,653,643
Floating Rate Income	2,869,647	283,874	(984,333)	2,169,188	455,258	—	(782,224)	844,876	18,373,026

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       98

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Fundamental Global Franchise	1,108,549	199,246	(238,930)	1,068,865	$121,514	$1,816,768	$287,516	($1,878,040)	$13,392,885
Fundamental Large Cap Core	386,894	37,090	(36,647)	387,337	159,076	1,436,990	211,916	(325,656)	19,971,110
Global Absolute Return Strategies	2,056,687	72,098	(61,163)	2,067,622	—	—	(11,702)	218,618	21,606,649
Global Bond	326,100	45,908	(11,154)	360,854	2,105	—	529	35,608	4,658,629
Global Equity	1,848,986	195,386	(134,810)	1,909,562	377,342	1,429,788	187,390	(953,973)	22,112,733
Global Income	521,533	82,470	(36,242)	567,761	151,622	—	(5,295)	(83,157)	5,336,956
Global Real Estate	644,338	65,737	(611,888)	98,187	94,197	—	14,599	(155,634)	913,135
Global Shareholder Yield	1,126,306	60,548	(73,326)	1,113,528	156,599	—	133,292	(134,962)	12,627,408
Global Short Duration Credit	662,928	98,427	(35,393)	725,962	166,296	—	(29,552)	(46,565)	6,584,474
Health Sciences	2,189,607	510,696	(244,781)	2,455,522	—	1,786,810	(42,437)	(1,069,467)	10,902,519
High Yield (JHAM)	1,865,829	301,220	(44,836)	2,122,213	197,184	—	(727)	(118,403)	7,342,858
High Yield (WAMCO)	404,781	65,922	(10,364)	460,339	110,245	—	(338)	(45,628)	3,728,744
International Growth	702,671	15,296	(71,661)	646,306	107,129	—	123,505	1,498,500	18,400,326
International Growth Stock	1,572,456	51,735	(105,351)	1,518,840	537,536	—	169,600	232,332	21,385,263
International Small Cap	903,129	15,305	(87,167)	831,267	224,079	—	394,651	905,315	18,894,693
International Small Company	1,558,398	46,198	(145,862)	1,458,734	362,106	—	448,044	587,171	18,978,123
International Value	783,951	100,977	(54,163)	830,765	325,188	—	8,143	6,103	13,940,237
International Value Equity	2,268,607	145,295	(183,332)	2,230,570	627,590	264,512	129,704	(63,910)	19,205,206
Mid Cap Stock	1,553,977	153,797	(151,256)	1,556,518	—	3,079,628	408,244	130,265	35,068,345
Mid Value	2,164,604	412,960	(183,374)	2,394,190	299,493	1,829,165	27,558	290,549	38,666,165
Natural Resources	1,360,114	146,095	(1,506,209)	—	250,227	—	(1,992,547)	3,897,311	—
Real Estate Equity	603,467	124,066	(628,013)	99,520	77,069	196,073	952,531	(1,528,990)	912,602
Real Return Bond	1,869,808	706,375	(34,937)	2,541,246	384,813	—	(6,050)	(738,436)	27,623,344
Science & Technology	884,853	1,334,766	(359,471)	1,860,148	—	6,598,966	466,602	(5,251,976)	10,137,807
Short Duration Credit Opportunities	1,869,874	205,218	(468,104)	1,606,988	297,129	—	(40,497)	(10,516)	15,587,781
Short Term Government Income	1,333,165	687,087	(34,482)	1,985,770	123,924	—	(5,895)	(357,290)	18,467,661
Small Cap Stock	676,863	21,171	(73,608)	624,426	—	157,001	48,822	507,210	6,394,124
Small Cap Value	377,569	162,976	(37,883)	502,662	91,543	461,387	(2,753)	(169,890)	10,153,763
Small Company Growth	312,937	32,943	(35,688)	310,192	—	461,862	112,445	(122,086)	6,250,360
Small Company Value	175,271	90,535	(17,396)	248,410	21,370	719,794	913	(488,882)	6,769,175
Spectrum Income	1,632,326	256,136	(31,547)	1,856,915	312,696	164,714	(2,326)	(359,337)	19,813,284
Strategic Equity Allocation	26,701,829	4,260,105	(2,908,857)	28,053,077	6,491,599	47,086,710	9,784,624	(32,399,829)	364,689,998
Strategic Growth	1,169,816	168,061	(223,432)	1,114,445	101,197	2,561,386	1,271,677	(1,349,071)	20,717,539
Strategic Income Opportunities	2,921,950	441,678	(52,058)	3,311,570	595,072	—	(4,638)	(563,546)	35,599,380
Total Return	2,237,592	615,136	(32,247)	2,820,481	730,512	—	(17,168)	(1,472,510)	37,343,164
U.S. High Yield Bond	420,571	66,015	(9,911)	476,675	146,211	—	(8,226)	(41,892)	5,381,663
Value Equity	1,128,623	87,283	(120,292)	1,095,614	192,773	545,981	180,271	134,121	13,487,009
					$18,516,929	$86,792,720	$18,439,503	($46,604,167)	$1,306,798,609
Multimanager 2025 Lifetime Portfolio
Absolute Return Currency	2,526,429	300,522	(339,268)	2,487,683	—	—	($115,760)	$307,348	$23,832,002
Asia Pacific Total Return Bond	1,204,622	170,361	(35,271)	1,339,712	$278,093	—	(7,552)	(180,668)	12,941,614
Blue Chip Growth	523,058	73,826	(136,566)	460,318	—	$2,501,188	2,589,896	(1,982,788)	18,200,954
Bond	4,285,174	773,463	(66,874)	4,991,763	1,335,002	—	(9,768)	(2,385,975)	77,671,840

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       99

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Capital Appreciation	1,059,001	234,846	(282,673)	1,011,174	$19,454	$3,494,232	$2,060,927	($2,839,122)	$17,462,981
Capital Appreciation Value	4,773,475	528,794	(410,879)	4,891,390	772,632	4,995,977	586,662	(3,729,011)	56,299,899
Core Bond	1,719,114	385,200	(28,834)	2,075,480	318,483	—	(8,091)	(919,785)	26,275,575
Disciplined Value	1,051,460	60,490	(156,709)	955,241	236,579	923,437	285,408	891,748	21,091,729
Disciplined Value International	204,595	9,303	(25,307)	188,591	30,453	43,200	29,378	69,601	2,647,813
Diversified Real Assets	—	3,074,051	(211,000)	2,863,051	—	—	(25,320)	(715,763)	27,914,752
Emerging Markets	1,792,761	51,912	(248,258)	1,596,415	269,302	—	286,833	1,120,223	19,683,791
Emerging Markets Debt	2,527,014	538,622	(65,010)	3,000,626	761,987	—	(6,187)	(887,268)	28,685,956
Emerging Markets Equity	1,810,059	87,424	(320,488)	1,576,995	134,166	210,605	488,424	1,402,889	19,680,902
Equity Income	1,394,144	111,232	(183,571)	1,321,805	313,655	1,780,039	500,064	(82,915)	27,004,482
Financial Industries	903,590	103,407	(166,804)	840,193	405,020	963,940	415,080	279,095	17,106,338
Floating Rate Income	4,775,741	486,221	(1,165,368)	4,096,594	814,488	—	(979,388)	1,084,902	34,698,154
Fundamental Global Franchise	1,178,590	205,220	(270,277)	1,113,533	127,039	1,899,380	337,457	(1,991,659)	13,952,565
Fundamental Large Cap Core	339,658	28,957	(41,023)	327,592	135,411	1,223,220	244,796	(324,292)	16,890,650
Global Absolute Return Strategies	2,285,710	43,629	(73,440)	2,255,899	—	—	(52,433)	280,491	23,574,141
Global Bond	446,902	59,947	(21,611)	485,238	2,851	—	1,458	47,500	6,264,425
Global Equity	1,964,628	193,360	(201,075)	1,956,913	388,579	1,472,365	286,758	(1,058,033)	22,661,048
Global Income	806,154	112,474	(53,666)	864,962	234,490	—	(7,241)	(126,666)	8,130,639
Global Real Estate	680,642	69,397	(649,571)	100,468	96,599	—	23,291	(164,765)	934,354
Global Shareholder Yield	967,001	50,127	(92,964)	924,164	132,086	—	165,392	(158,949)	10,480,023
Global Short Duration Credit	1,030,345	139,085	(60,138)	1,109,292	255,756	—	(50,209)	(65,243)	10,061,280
Health Sciences	1,974,919	508,173	(355,204)	2,127,888	—	1,564,336	(22,861)	(929,539)	9,447,822
High Yield (JHAM)	2,892,019	422,923	(80,905)	3,234,037	302,325	—	(1,655)	(178,840)	11,189,770
High Yield (WAMCO)	627,414	93,827	(19,801)	701,440	169,506	—	(2,614)	(66,644)	5,681,665
International Growth	616,460	16,892	(115,543)	517,809	92,758	—	245,550	1,184,347	14,742,021
International Growth Stock	1,266,156	49,578	(129,504)	1,186,230	420,764	—	207,909	127,334	16,702,112
International Small Cap	755,641	17,797	(99,623)	673,815	182,007	—	483,860	585,052	15,315,809
International Small Company	1,302,190	48,781	(171,760)	1,179,211	294,093	—	542,393	309,905	15,341,536
International Value	573,661	168,675	(69,845)	672,491	264,285	—	5,437	(1,646)	11,284,404
International Value Equity	1,895,934	124,271	(212,535)	1,807,670	509,024	214,540	161,173	(89,631)	15,564,041
Mid Cap Stock	1,364,370	144,577	(200,256)	1,308,691	—	2,631,184	675,230	(179,244)	29,484,803
Mid Value	1,896,546	375,980	(212,552)	2,059,974	258,170	1,576,781	36,779	264,233	33,268,579
Natural Resources	1,207,530	135,844	(1,343,374)	—	210,915	—	(1,533,751)	3,185,151	—
Real Estate Equity	639,437	133,195	(670,546)	102,086	79,304	201,761	1,624,182	(2,209,213)	936,129
Real Return Bond	3,188,431	924,413	(70,544)	4,042,300	623,696	—	(5,669)	(1,186,212)	43,939,804
Science & Technology	812,754	1,176,365	(383,160)	1,605,959	—	5,791,913	491,025	(4,675,375)	8,752,479
Short Duration Credit Opportunities	3,206,707	344,550	(567,777)	2,983,480	533,730	—	(152,164)	66,575	28,939,759
Short Term Government Income	709,027	619,020	(24,480)	1,303,567	74,849	—	(3,879)	(221,537)	12,123,177
Small Cap Stock	608,462	26,136	(99,227)	535,371	—	137,178	109,087	385,716	5,482,200
Small Cap Value	339,427	156,802	(47,052)	449,177	81,261	409,565	(7,887)	(145,906)	9,073,372
Small Company Growth	281,313	31,141	(42,037)	270,417	—	406,685	119,750	(121,188)	5,448,906
Small Company Value	157,549	85,328	(20,915)	221,962	18,994	639,770	(692)	(431,594)	6,048,463
Spectrum Income	2,795,155	397,951	(65,358)	3,127,748	530,065	278,997	(2,496)	(604,148)	33,373,071

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       100

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Strategic Equity Allocation	24,912,947	4,033,081	(3,679,922)	25,266,106	$5,886,967	$42,701,277	$12,118,323	($32,213,553)	$328,459,382
Strategic Growth	1,042,191	134,333	(236,095)	940,429	86,878	2,198,952	1,441,943	(1,489,418)	17,482,583
Strategic Income Opportunities	5,003,595	669,626	(93,000)	5,580,221	1,008,464	—	(6,098)	(949,612)	59,987,377
Total Return	3,663,330	854,722	(71,203)	4,446,849	1,165,155	—	(30,419)	(2,331,656)	58,876,281
U.S. High Yield Bond	651,769	94,772	(19,876)	726,665	224,552	—	(13,384)	(61,766)	8,204,042
Value Equity	1,041,150	72,776	(141,042)	972,884	172,448	488,416	130,459	164,223	11,976,200
					$20,252,335	$78,748,938	$23,649,406	($53,943,291)	$1,361,273,694
Multimanager 2020 Lifetime Portfolio
Absolute Return Currency	2,135,857	330,636	(316,729)	2,149,764	—	—	($125,206)	$290,088	$20,594,743
Asia Pacific Total Return Bond	1,183,601	114,658	(56,958)	1,241,301	$260,621	—	(13,137)	(160,765)	11,990,970
Blue Chip Growth	312,949	42,753	(89,131)	266,571	—	$1,477,324	1,755,895	(1,401,130)	10,540,227
Bond	4,258,939	548,830	(211,029)	4,596,740	1,274,151	—	(33,355)	(2,233,062)	71,525,276
Capital Appreciation	635,874	137,568	(183,909)	589,533	11,532	2,071,201	1,466,759	(1,930,143)	10,181,238
Capital Appreciation Value	3,530,853	405,245	(348,590)	3,587,508	578,168	3,738,543	465,777	(2,812,558)	41,292,215
Core Bond	2,356,239	348,674	(85,248)	2,619,665	417,564	—	(26,658)	(1,178,304)	33,164,962
Disciplined Value	609,181	41,135	(101,769)	548,547	138,866	542,036	188,063	503,736	12,111,916
Disciplined Value International	39,112	1,587	(5,056)	35,643	5,887	8,351	7,182	11,937	500,432
Diversified Real Assets	—	1,822,751	—	1,822,751	—	—	—	(447,501)	17,771,819
Emerging Markets	862,768	29,836	(130,194)	762,410	130,419	—	148,733	540,595	9,400,519
Emerging Markets Debt	2,237,816	360,893	(102,750)	2,495,959	654,065	—	(11,654)	(754,190)	23,861,363
Emerging Markets Equity	871,093	43,206	(163,776)	750,523	64,695	101,554	253,189	667,389	9,366,532
Equity Income	811,306	62,495	(114,029)	759,772	182,772	1,045,243	323,570	(77,599)	15,522,148
Financial Industries	507,909	67,363	(111,200)	464,072	228,298	543,346	334,674	60,274	9,448,508
Floating Rate Income	4,551,786	290,158	(1,150,191)	3,691,753	757,309	—	(918,049)	1,013,876	31,269,150
Fundamental Global Franchise	908,816	165,352	(185,849)	888,319	103,809	1,552,068	197,856	(1,544,239)	11,130,635
Fundamental Large Cap Core	188,163	17,040	(25,130)	180,073	75,918	685,791	128,911	(172,989)	9,284,582
Global Absolute Return Strategies	2,013,107	37,281	(79,599)	1,970,789	—	—	(56,756)	261,437	20,594,743
Global Bond	515,236	46,111	(33,389)	527,958	3,146	—	6,865	46,350	6,815,932
Global Equity	1,441,279	148,166	(173,620)	1,415,825	287,296	1,088,594	206,904	(767,524)	16,395,257
Global Income	772,488	77,044	(78,989)	770,543	216,457	—	(11,425)	(115,137)	7,243,103
Global Real Estate	493,365	44,470	(465,439)	72,396	70,559	—	15,663	(120,537)	673,286
Global Shareholder Yield	781,931	20,452	(68,348)	734,035	107,300	—	130,137	(125,230)	8,323,961
Global Short Duration Credit	991,029	92,007	(85,921)	997,115	237,731	—	(73,041)	(35,629)	9,043,831
Health Sciences	895,621	215,583	(155,155)	956,049	—	718,163	(21,456)	(419,778)	4,244,856
High Yield (JHAM)	2,743,567	287,627	(145,392)	2,885,802	279,184	—	(3,550)	(165,760)	9,984,876
High Yield (WAMCO)	596,379	63,496	(34,932)	624,943	156,722	—	(1,832)	(63,833)	5,062,036
International Growth	316,820	5,831	(45,028)	277,623	46,996	—	82,540	639,068	7,903,929
International Growth Stock	628,803	19,642	(66,873)	581,572	211,878	—	105,278	64,579	8,188,527
International Small Cap	399,062	7,944	(55,480)	351,526	96,722	—	404,874	167,216	7,990,186
International Small Company	687,760	26,114	(94,996)	618,878	156,301	—	415,244	41,780	8,051,607
International Value	468,533	39,291	(50,562)	457,262	183,446	—	114,275	(93,417)	7,672,851
International Value Equity	953,179	54,748	(114,451)	893,476	258,470	108,938	96,153	(58,508)	7,692,831

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       101

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Mid Cap Stock	773,242	78,443	(121,372)	730,313	—	$1,498,923	$399,562	($119,320)	$16,453,948
Mid Value	1,078,672	190,974	(131,735)	1,137,911	$145,809	890,532	26,501	155,624	18,377,261
Natural Resources	682,565	65,343	(747,908)	—	118,422	—	(674,615)	1,597,492	—
Real Estate Equity	464,597	87,340	(478,121)	73,816	58,084	147,773	1,683,035	(2,115,608)	676,891
Real Return Bond	3,186,914	711,219	(164,958)	3,733,175	594,315	—	(20,544)	(1,108,132)	40,579,610
Science & Technology	373,829	679,168	(145,470)	907,527	—	3,340,159	(223,093)	(2,224,707)	4,946,024
Short Duration Credit Opportunities	3,151,727	226,659	(524,126)	2,854,260	519,723	—	(154,405)	68,414	27,686,318
Short Term Government Income	518,798	469,402	(37,458)	950,742	55,049	—	(5,380)	(161,019)	8,841,899
Small Cap Stock	350,230	10,198	(55,753)	304,675	—	79,456	137,818	148,672	3,119,873
Small Cap Value	195,366	76,227	(26,104)	245,489	45,938	231,531	(3,941)	(70,462)	4,958,877
Small Company Growth	161,923	14,820	(23,442)	153,301	—	235,520	29,772	(27,424)	3,089,020
Small Company Value	90,690	41,439	(10,746)	121,383	10,714	360,877	488	(239,065)	3,307,698
Spectrum Income	2,735,767	268,425	(122,592)	2,881,600	503,843	260,707	(4,619)	(568,149)	30,746,674
Strategic Equity Allocation	14,658,710	2,257,942	(2,190,123)	14,726,529	3,485,584	25,282,942	6,967,630	(18,800,517)	191,444,877
Strategic Growth	625,781	80,225	(158,538)	547,468	51,625	1,306,678	956,989	(985,974)	10,177,439
Strategic Income Opportunities	4,897,385	471,323	(221,866)	5,146,842	957,540	—	(12,737)	(900,432)	55,328,553
Total Return	3,846,343	600,560	(143,036)	4,303,867	1,165,051	—	(59,775)	(2,290,514)	56,983,195
U.S. High Yield Bond	619,231	62,041	(34,773)	646,499	207,401	—	(6,891)	(63,563)	7,298,978
Value Equity	604,610	45,215	(90,629)	559,196	101,436	287,293	86,761	88,186	6,883,699
					$15,216,816	$47,603,543	$14,674,979	($37,986,006)	$975,739,881
Multimanager 2015 Lifetime Portfolio
Absolute Return Currency	985,685	93,608	(140,449)	938,844	—	—	($40,128)	$119,727	$8,994,126
Asia Pacific Total Return Bond	692,689	44,022	(51,438)	685,273	$142,803	—	(7,769)	(86,135)	6,619,737
Blue Chip Growth	93,499	12,164	(31,367)	74,296	—	$412,888	664,434	(559,325)	2,937,648
Bond	2,109,556	163,023	(138,485)	2,134,094	600,592	—	(5,213)	(1,048,124)	33,206,497
Capital Appreciation	189,824	39,374	(65,020)	164,178	3,221	578,444	562,053	(685,943)	2,835,358
Capital Appreciation Value	1,483,564	168,409	(204,483)	1,447,490	233,976	1,512,931	399,061	(1,335,831)	16,660,609
Core Bond	2,012,770	168,889	(108,202)	2,073,457	338,718	—	(16,236)	(943,988)	26,249,966
Disciplined Value	188,411	14,179	(39,671)	162,919	41,396	161,582	77,373	137,137	3,597,252
Disciplined Value International	10,599	590	(1,899)	9,290	1,536	2,178	2,403	2,884	130,437
Diversified Real Assets	—	664,921	—	664,921	—	—	—	(161,345)	6,482,980
Emerging Markets	278,876	14,460	(56,503)	236,833	40,744	—	58,825	158,043	2,920,146
Emerging Markets Debt	1,117,555	134,032	(86,382)	1,165,205	308,801	—	(5,598)	(349,949)	11,139,365
Emerging Markets Equity	281,567	21,584	(69,927)	233,224	20,410	32,039	95,745	196,818	2,910,638
Equity Income	250,779	21,755	(46,743)	225,791	55,090	311,398	317,075	(233,341)	4,612,907
Financial Industries	84,547	11,702	(21,887)	74,362	36,784	87,545	47,806	19,525	1,514,010
Floating Rate Income	2,310,988	109,042	(584,175)	1,835,855	376,709	—	(400,187)	445,988	15,549,694
Fundamental Global Franchise	381,856	63,669	(82,174)	363,351	42,392	633,809	97,318	(644,259)	4,552,786
Fundamental Large Cap Core	58,112	5,610	(10,318)	53,404	22,604	204,187	53,056	(62,580)	2,753,492
Global Absolute Return Strategies	919,624	11,540	(73,023)	858,141	—	—	(6,020)	97,336	8,967,574
Global Bond	381,587	22,295	(34,620)	369,262	2,183	—	15,835	18,482	4,767,170
Global Equity	605,336	61,949	(94,865)	572,420	115,843	438,941	126,438	(341,052)	6,628,626
Global Income	373,323	29,684	(54,112)	348,895	99,653	—	(8,837)	(48,765)	3,279,615
Global Real Estate	207,369	13,724	(191,727)	29,366	28,684	—	8,022	(50,059)	273,102

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       102

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Global Shareholder Yield	406,383	13,679	(52,012)	368,050	$54,374	—	$110,813	($103,472)	$4,173,685
Global Short Duration Credit	495,067	36,780	(65,163)	466,684	112,686	—	(55,948)	5,090	4,232,825
Health Sciences	212,346	53,137	(47,770)	217,713	—	$163,590	(4,126)	(94,599)	966,646
High Yield (JHAM)	1,315,776	99,990	(111,285)	1,304,481	128,305	—	1,599	(78,404)	4,513,505
High Yield (WAMCO)	285,980	22,678	(25,432)	283,226	72,452	—	648	(30,638)	2,294,128
International Growth	112,265	4,409	(21,762)	94,912	16,267	—	34,508	217,365	2,702,152
International Growth Stock	204,248	9,950	(32,307)	181,891	66,265	—	60,371	(3,236)	2,561,030
International Small Cap	129,104	4,406	(24,243)	109,267	30,270	—	165,043	16,641	2,483,633
International Small Company	222,503	12,154	(42,786)	191,871	48,941	—	177,713	(31,264)	2,496,245
International Value	163,850	13,291	(24,375)	152,766	61,528	—	74,239	(64,891)	2,563,405
International Value Equity	330,092	22,539	(54,275)	298,356	86,258	36,355	56,337	(40,099)	2,568,848
Mid Cap Stock	254,048	27,128	(50,772)	230,404	—	474,481	225,708	(129,493)	5,190,993
Mid Value	354,423	64,308	(51,224)	367,507	47,537	290,332	8,187	52,017	5,935,235
Natural Resources	222,340	24,970	(247,310)	—	38,053	—	(161,587)	455,261	—
Real Estate Equity	195,278	32,984	(198,320)	29,942	23,918	60,850	847,571	(1,023,155)	274,565
Real Return Bond	1,628,567	249,386	(99,806)	1,778,147	285,511	—	(1,489)	(535,456)	19,328,458
Science & Technology	92,175	160,017	(37,309)	214,883	—	793,460	(68,220)	(511,942)	1,171,111
Short Duration Credit Opportunities	1,495,532	86,376	(304,669)	1,277,239	235,445	—	(85,925)	46,444	12,389,220
Short Term Government Income	—	171,425	(8,562)	162,863	5,861	—	(397)	(20,776)	1,514,625
Small Cap Stock	104,414	4,726	(21,928)	87,212	—	22,960	60,455	23,940	893,047
Small Cap Value	58,228	29,098	(11,766)	75,560	14,191	71,525	(30)	(26,605)	1,526,319
Small Company Growth	48,274	5,366	(9,616)	44,024	—	68,782	13,407	(11,672)	887,081
Small Company Value	27,035	15,355	(5,034)	37,356	3,314	111,637	187	(75,982)	1,017,943
Spectrum Income	1,284,124	85,673	(92,818)	1,276,979	226,144	114,571	15,551	(268,087)	13,625,369
Strategic Equity Allocation	5,279,543	838,052	(1,051,314)	5,066,281	1,210,618	8,787,503	3,249,386	(7,243,495)	65,861,658
Strategic Growth	186,810	23,455	(57,801)	152,464	14,442	365,537	425,351	(428,424)	2,834,301
Strategic Income Opportunities	2,298,727	143,474	(164,928)	2,277,273	429,409	—	7,695	(415,998)	24,480,685
Total Return	2,173,802	196,614	(119,627)	2,250,789	620,735	—	(22,027)	(1,218,008)	29,800,444
U.S. High Yield Bond	296,956	22,947	(26,636)	293,267	95,823	—	1,903	(33,093)	3,310,979
Value Equity	186,871	15,464	(36,184)	166,151	30,255	85,689	61,139	(5,562)	2,045,317
					$6,470,741	$15,823,214	$7,233,518	($16,932,349)	$401,227,187
Multimanager 2010 Lifetime Portfolio
Absolute Return Currency	627,338	99,162	(131,445)	595,055	—	—	($37,008)	$93,092	$5,700,627
Asia Pacific Total Return Bond	463,278	35,692	(56,259)	442,711	$94,117	—	(9,760)	(51,065)	4,276,592
Blue Chip Growth	45,996	7,796	(17,715)	36,077	—	$203,438	328,028	(272,728)	1,426,492
Bond	1,294,448	116,437	(94,979)	1,315,906	379,952	—	(16,379)	(649,832)	20,475,502
Capital Appreciation	91,669	23,282	(36,386)	78,565	1,558	279,919	272,628	(328,322)	1,356,822
Capital Appreciation Value	838,478	113,076	(155,251)	796,303	130,444	843,472	259,527	(771,955)	9,165,448
Core Bond	1,490,544	119,984	(109,043)	1,501,485	252,513	—	(25,310)	(687,510)	19,008,799
Disciplined Value	87,160	8,854	(22,369)	73,645	19,052	74,367	66,695	34,412	1,626,079
Disciplined Value International	4,641	404	(1,067)	3,978	669	950	1,023	1,419	55,851
Diversified Real Assets	—	356,127	—	356,127	—	—	—	(86,987)	3,472,235
Emerging Markets	117,200	10,790	(30,849)	97,141	16,832	—	29,954	62,818	1,197,746

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       103

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Emerging Markets Debt	708,030	109,616	(87,205)	730,441	$198,199	—	($7,166)	($219,837)	$6,983,019
Emerging Markets Equity	118,331	13,835	(36,568)	95,598	8,552	$13,425	46,002	78,888	1,193,057
Equity Income	116,100	13,226	(27,198)	102,128	25,277	142,107	156,342	(113,246)	2,086,471
Floating Rate Income	1,400,079	65,084	(387,755)	1,077,408	228,002	—	(248,120)	277,517	9,125,645
Fundamental Global Franchise	222,070	47,573	(58,281)	211,362	24,922	372,612	55,856	(373,241)	2,648,369
Fundamental Large Cap Core	29,418	3,540	(6,541)	26,417	11,363	102,644	30,448	(32,553)	1,362,085
Global Absolute Return Strategies	593,393	13,112	(60,990)	545,515	—	—	(57)	61,513	5,700,627
Global Bond	276,400	24,264	(41,617)	259,047	1,567	—	21,217	4,292	3,344,292
Global Equity	352,212	44,154	(69,999)	326,367	66,877	253,405	79,315	(197,842)	3,779,331
Global Income	247,521	22,075	(41,972)	227,624	65,981	—	(15,035)	(22,857)	2,139,664
Global Real Estate	122,764	12,473	(118,527)	16,710	16,801	—	6,877	(29,710)	155,402
Global Shareholder Yield	279,592	16,747	(47,431)	248,908	37,291	—	101,066	(91,287)	2,822,620
Global Short Duration Credit	289,125	25,207	(47,421)	266,911	66,177	—	(40,903)	11,444	2,420,880
High Yield (JHAM)	889,660	77,044	(114,157)	852,547	85,900	—	1,289	(52,128)	2,949,814
High Yield (WAMCO)	193,236	17,821	(26,438)	184,619	48,514	—	874	(20,631)	1,495,417
International Growth	49,733	2,770	(12,002)	40,501	7,135	—	35,273	76,982	1,153,055
International Growth Stock	108,421	7,704	(21,748)	94,377	34,707	—	41,731	(9,003)	1,328,822
International Small Cap	58,213	3,871	(13,976)	48,108	13,404	—	98,567	(14,844)	1,093,505
International Small Company	100,327	8,178	(24,122)	84,383	21,660	—	100,604	(32,897)	1,097,823
International Value	81,951	9,935	(16,439)	75,447	30,430	—	54,818	(46,740)	1,266,005
International Value Equity	153,610	14,364	(31,942)	136,032	39,946	16,836	34,149	(24,244)	1,171,237
Mid Cap Stock	118,783	16,465	(30,333)	104,915	—	218,994	117,446	(67,158)	2,363,724
Mid Value	165,702	36,996	(36,051)	166,647	21,618	132,034	9,750	25,048	2,691,347
Natural Resources	103,382	16,071	(119,453)	—	17,305	—	(26,117)	168,120	—
Real Estate Equity	116,552	23,793	(123,112)	17,233	13,936	35,454	468,100	(569,012)	158,027
Real Return Bond	1,053,084	152,144	(95,043)	1,110,185	183,654	—	(7,996)	(335,507)	12,067,711
Short Duration Credit Opportunities	872,196	42,169	(193,315)	721,050	137,419	—	(54,592)	32,191	6,994,186
Short Term Government Income	53,815	114,921	(11,737)	156,999	7,899	—	(2,026)	(23,192)	1,460,094
Small Cap Stock	86,843	6,475	(22,422)	70,896	—	18,720	32,863	38,336	725,971
Small Cap Value	40,369	21,797	(10,308)	51,858	9,808	49,436	(1,144)	(16,350)	1,047,536
Spectrum Income	764,922	63,039	(93,927)	734,034	133,409	67,344	19,674	(166,534)	7,832,139
Strategic Equity Allocation	2,604,501	472,467	(629,534)	2,447,434	587,915	4,267,830	1,822,329	(3,670,188)	31,816,647
Strategic Growth	90,214	14,492	(31,747)	72,959	7,040	178,176	205,267	(205,108)	1,356,316
Strategic Income Opportunities	1,368,525	109,196	(166,280)	1,311,441	253,068	—	37,468	(275,441)	14,097,987
Total Return	1,417,152	127,389	(108,831)	1,435,710	406,740	—	(25,903)	(784,059)	19,008,799
U.S. High Yield Bond	200,786	17,595	(27,409)	190,972	64,107	—	1,942	(22,515)	2,156,072
Value Equity	86,058	9,297	(20,593)	74,762	13,855	39,241	34,289	(7,109)	920,326
					$3,785,615	$7,310,404	$4,053,895	($9,305,560)	$227,776,215

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       104

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisors

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
John Hancock Asset Management a division of Manulife Asset Management (North America) Limited

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The portfolios' proxy voting policies and procedures, as well as the portfolio proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The portfolios' complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The portfolios' Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your portfolio, as well as monthly portfolio holdings, and other portfolio details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS       105

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Growth

Small Cap Value

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach: We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC
601 Congress Street ■ Boston, MA 02210-2805 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Multimanager Lifetime Portfolios. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF437331	LCSA 2/18 4/18

ITEM 2. CODE OF ETHICS.

(a)Not Applicable
(b)Not Applicable
(c)Not Applicable
(d)Not Applicable
(e)Not Applicable
(f)Not Applicable

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Not Applicable
(b) Not Applicable
(c) Not Applicable
(d) Not Applicable
(e) Not Applicable
(f) Not Applicable.
(g) Not Applicable
(h) Not Applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not Applicable.
(b) Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such disclosure controls and procedures include controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Within 90 days prior to the filing date of this Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures relating to information required to be disclosed on Form N-CSR. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are operating effectively to ensure that:

(i) information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission, and
(ii) information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) CHANGE IN REGISTRANT’S INTERNAL CONTROL: Not Applicable.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating and Governance Committee Charter”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK FUNDS II

/s/ Andrew Arnott
Andrew Arnott
President
Date: April 20, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Andrew Arnott
Andrew Arnott
President
Date: April 20, 2018

/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer
Date: April 20, 2018